EXHIBIT 10.1

Execution Version

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of September 30, 2013

Among

DRESSER-RAND GROUP INC.,
as Domestic Borrower,

GRUPO GUASCOR, S.L.,
as Spanish Borrower,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

J.P. MORGAN EUROPE LIMITED,
as European Administrative Agent

and

BANK OF AMERICA, N.A.,
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCH,
DNB BANK ASA, NEW YORK BRANCH,
SOVEREIGN BANK
and
WELLS FARGO BANK, N.A.,
as Co-Syndication Agents

J.P. MORGAN SECURITIES LLC,
as Sole Lead Arranger and Sole Book Manager

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS.............................................................................................................................................................................1

Section 1.01Defined Terms...............................................................................................................................................................1

Section 1.02Terms Generally...........................................................................................................................................................1

ARTICLE II
THE CREDITS.............................................................................................................................................................................1

Section 2.01Commitments and Loans.............................................................................................................................................1

Section 2.02Loans and Borrowings.................................................................................................................................................1

Section 2.03Requests for Borrowings.............................................................................................................................................1

Section 2.04Swingline Loans...........................................................................................................................................................1

Section 2.05Letters of Credit...........................................................................................................................................................1

Section 2.06Funding of Borrowings...............................................................................................................................................1

Section 2.07Interest Elections...........................................................................................................................................................1

Section 2.08Termination and Reduction of Commitments...........................................................................................................1

Section 2.09Increase of Commitments...........................................................................................................................................1

Section 2.10Repayment of Loans; Evidence of Debt.................................................................................................................1

Section 2.11Repayment of Revolving Facility Loans, Euro Revolving Facility Loans and Term Facility Loans.............1

Section 2.12Prepayment of Loans...................................................................................................................................................1

Section 2.13Fees.................................................................................................................................................................................1

Section 2.14Interest...........................................................................................................................................................................1

Section 2.15Alternate Rate of Interest...........................................................................................................................................1

Section 2.16Increased Costs...........................................................................................................................................................1

Section 2.17Break Funding Payments...........................................................................................................................................1

Section 2.18Taxes...............................................................................................................................................................................1

Section 2.19Payments Generally; Pro Rata Treatment; Sharing of Set-offs...........................................................................1

Section 2.20Mitigation Obligations; Replacement of Lenders...................................................................................................1

Section 2.21Additional Reserve Costs...........................................................................................................................................1

Section 2.22Illegality...........................................................................................................................................................................1

Section 2.23Additional Borrowers.................................................................................................................................................1

Section 2.24Defaulting Lenders.......................................................................................................................................................1

ARTICLE III
REPRESENTATIONS AND WARRANTIES...................................................................................................................1

Section 3.01Organization; Powers...................................................................................................................................................1

Section 3.02Authorization.................................................................................................................................................................1

Section 3.03Enforceability.................................................................................................................................................................1

Section 3.04Governmental Approvals.............................................................................................................................................1

Section 3.05Financial Statements.....................................................................................................................................................1

Section 3.06No Material Adverse Effect.......................................................................................................................................1

Section 3.07Title to Properties; Possession Under Leases.........................................................................................................1

Section 3.08Litigation; Compliance with Laws.............................................................................................................................1

Section 3.09Federal Reserve Regulations.....................................................................................................................................1

1

Section 3.10Investment Company Act...........................................................................................................................................1

Section 3.11Use of Proceeds...........................................................................................................................................................1

Section 3.12Tax Returns...................................................................................................................................................................1

Section 3.13No Material Misstatements.........................................................................................................................................1

Section 3.14Employee Benefit Plans...............................................................................................................................................1

Section 3.15Environmental Matters.................................................................................................................................................1

Section 3.16Mortgages.....................................................................................................................................................................1

Section 3.17Location of Real Property...........................................................................................................................................1

Section 3.18Solvency.........................................................................................................................................................................1

Section 3.19Labor Matters...............................................................................................................................................................1

Section 3.20Insurance.......................................................................................................................................................................1

Section 3.21Anti-Terrorism and US Sanctions Laws.................................................................................................................1

ARTICLE IV
CONDITIONS OF LENDING.............................................................................................................................................1

Section 4.01All Credit Events...........................................................................................................................................................1

Section 4.02First Credit Event.........................................................................................................................................................1

Section 4.03Conditions Precedent to the Initial Borrowing of Each Additional Borrower...................................................1

ARTICLE V
AFFIRMATIVE COVENANTS.............................................................................................................................................1

Section 5.01Existence; Businesses and Properties.......................................................................................................................1

Section 5.02Insurance.......................................................................................................................................................................1

Section 5.03Taxes...............................................................................................................................................................................1

Section 5.04Financial Statements, Reports, etc...........................................................................................................................1

Section 5.05Litigation and Other Notices.....................................................................................................................................1

Section 5.06Compliance with Laws...............................................................................................................................................1

Section 5.07Maintaining Records; Access to Properties and Inspections...............................................................................1

Section 5.08Use of Proceeds...........................................................................................................................................................1

Section 5.09Compliance with Environmental Laws.....................................................................................................................1

Section 5.10Further Assurances.......................................................................................................................................................1

Section 5.11Fiscal Year.....................................................................................................................................................................1

Section 5.12Proceeds of Certain Dispositions.............................................................................................................................1

ARTICLE VI
NEGATIVE COVENANTS...................................................................................................................................................1

Section 6.01Indebtedness.................................................................................................................................................................1

Section 6.02Liens...............................................................................................................................................................................1

Section 6.03Sale and Lease-Back Transactions...........................................................................................................................1

Section 6.04Investments, Loans and Advances...........................................................................................................................1

Section 6.05Mergers, Consolidations, Sales of Assets and Acquisitions.................................................................................1

Section 6.06Dividends and Distributions.......................................................................................................................................1

Section 6.07Transactions with Affiliates.........................................................................................................................................1

Section 6.08Business of the Domestic Borrower and the Subsidiaries...................................................................................1

Section 6.09Limitation on Prepayment or Modifications of Senior Subordinated Indebtedness.......................................1

Section 6.10[Reserved].....................................................................................................................................................................1

2

Section 6.11Interest Coverage Ratio...............................................................................................................................................1

Section 6.12Leverage Ratio.............................................................................................................................................................1

Section 6.13Swap Agreements.........................................................................................................................................................1

Section 6.14Designated Senior Debt...............................................................................................................................................1

ARTICLE VII
EVENTS OF DEFAULT.......................................................................................................................................................1

Section 7.01Events of Default...........................................................................................................................................................1

Section 7.02Exclusion of Immaterial Subsidiaries.........................................................................................................................1

ARTICLE VIII
THE AGENTS.........................................................................................................................................................................1

Section 8.01Appointment.................................................................................................................................................................1

Section 8.02Nature of Duties...........................................................................................................................................................1

Section 8.03Resignation by the Agents...........................................................................................................................................1

Section 8.04Each Agent in Its Individual Capacity.......................................................................................................................1

Section 8.05Indemnification.............................................................................................................................................................1

Section 8.06Lack of Reliance on Agents.......................................................................................................................................1

Section 8.07European Administrative Agent.................................................................................................................................1

Section 8.08Appointment of Supplemental Collateral Agents...................................................................................................1

ARTICLE IX
MISCELLANEOUS.................................................................................................................................................................1

Section 9.01Notices...........................................................................................................................................................................1

Section 9.02Survival of Agreement.................................................................................................................................................1

Section 9.03Binding Effect.................................................................................................................................................................1

Section 9.04Successors and Assigns...............................................................................................................................................1

Section 9.05Expenses; Indemnity.....................................................................................................................................................1

Section 9.06Right of Set-off.............................................................................................................................................................1

Section 9.07Applicable Law.............................................................................................................................................................1

Section 9.08Waivers; Amendment...................................................................................................................................................1

Section 9.09Interest Rate Limitation...............................................................................................................................................1

Section 9.10Entire Agreement...........................................................................................................................................................1

Section 9.11WAIVER OF JURY TRIAL.....................................................................................................................................1

Section 9.12Severability.....................................................................................................................................................................1

Section 9.13Counterparts.................................................................................................................................................................1

Section 9.14Headings.........................................................................................................................................................................1

Section 9.15Jurisdiction; Consent to Service of Process...........................................................................................................1

Section 9.16Confidentiality...............................................................................................................................................................1

Section 9.17Direct Website Communications...............................................................................................................................1

Section 9.18Release of Liens and Guarantees...............................................................................................................................1

Section 9.19U.S. Patriot Act.............................................................................................................................................................1

Section 9.20Judgment.........................................................................................................................................................................1

Section 9.21Substitution of Currency.............................................................................................................................................1

Section 9.22Termination or Release...............................................................................................................................................1

Section 9.23Pledge and Guarantee Restrictions...........................................................................................................................1

3

Section 9.24Matters Pertaining to Foreign Borrowers and Any Additional Foreign Borrower Organized Under the Laws of France or Spain1

Section 9.25Amendment and Restatement; Reaffirmation.........................................................................................................1

Section 9.26No Advisory or Fiduciary Responsibility.................................................................................................................1

Exhibits, Annexes and Schedules

Exhibit AForm of Assignment and Acceptance

Exhibit BForm of Administrative Questionnaire

Exhibit C-1Form of Borrowing Request

Exhibit C-2Form of Swingline Borrowing Request

Exhibit DForm of Mortgage

Exhibit EForm of Domestic Collateral Agreement

Exhibit FReserve Costs for Mandatory Costs Rate

Exhibit GForm of Solvency Certificate of Dresser-Rand Group Inc.

Exhibit HForm of Credit Agreement Supplement

Exhibit IForm of Term Facility Note

Exhibit JForm of Revolving Facility Note

Exhibit KForm of Euro Revolving Facility Note

Schedule 1.01(a)Certain Subsidiaries

Schedule 2.01Commitments

Schedule 2.05 Existing Letters of Credit

Schedule 3.01Organization and Good Standing

Schedule 3.04Governmental Approvals

Schedule 3.07(e)Condemnation Proceedings

Schedule 3.07(g)Subsidiaries

Schedule 3.07(h)Subscriptions

Schedule 3.08(a)Litigation

Schedule 3.08(b)Violations

Schedule 3.12Taxes

Schedule 3.15(g)Environmental Matters

Schedule 3.17(a)Owned Real Property

Schedule 3.17(b)Leased Real Property

Schedule 3.19Labor Matters

Schedule 3.20Insurance

Schedule 6.01Indebtedness

Schedule 6.02(a)Liens

Schedule 6.04Investments

Schedule 6.07Transactions with Affiliates

4

AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 30, 2013 (this “Agreement”), is among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), GRUPO GUASCOR, S.L., a sociedad limitada organized under the laws of Spain (the “Spanish Borrower”), any Additional Foreign Borrower (as hereinafter defined) that becomes a Borrower (as hereinafter defined) pursuant to the terms thereof, the LENDERS party hereto from time to time, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII, the “Administrative Agent”) and as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to the provisions of Article VIII, the “Collateral Agent”) for the Lenders, J.P. MORGAN EUROPE LIMITED, as European administrative agent (in such capacity, the “European Administrative Agent”) and BANK OF AMERICA, N.A., COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCH, DNB BANK ASA, NEW YORK BRANCH, SOVEREIGN BANK and WELLS FARGO BANK, N.A., each as co-syndication agent (in such capacity, the “Co-Syndication Agents”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the lenders party thereto (the “Existing Lenders”), the Administrative Agent, the Collateral Agent, the European Administrative Agent and the Co-Syndication Agents are parties to that certain Credit Agreement, dated as of March 15, 2011, as amended by that certain First Amendment to Credit Agreement dated as of May 11, 2011, that certain Second Amendment to Credit Agreement dated as of June 21, 2012 and that certain Third Amendment to Credit Agreement dated as of September 27, 2012 (the “Existing Credit Agreement”), pursuant to which the Existing Lenders provide certain loans to and extensions of credit on behalf of the Borrowers; and

WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended, restated and extended on the terms and conditions set forth herein.

NOW, THEREFORE, the Lenders are willing to amend, restate and extend the Existing Credit Agreement and to extend credit to the Borrowers on the terms and subject to the conditions set forth herein.  Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS
Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“2021 Senior Subordinated Note Documents” shall mean the 2021 Senior Subordinated Notes and the 2021 Senior Subordinated Note Indenture.

“2021 Senior Subordinated Note Indenture” shall mean the 6.5% Senior Subordinated Notes Indenture Due 2021, dated as of March 22, 2011, under which the 2021 Senior Subordinated Notes were issued, among the Domestic Borrower and Wilmington Trust Company, as trustee, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“2021 Senior Subordinated Notes” shall mean the Domestic Borrower’s 6.5% Senior Subordinated Notes due 2021 issued pursuant to the 2021 Senior Subordinated Note Indenture and any notes issued by the Domestic Borrower in exchange for, and as contemplated by, the 2021 Senior Subordinated Notes and the related registration rights agreement with substantially identical terms as the 2021 Senior Subordinated Notes.

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“ABR Loan” shall mean any Revolving Facility Loan, Swingline Loan or Term Facility Loan bearing interest at a rate determined by reference to the Alternate Base Rate.

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“Additional Foreign Borrower” shall mean any direct or indirect wholly-owned Foreign Subsidiary of the Domestic Borrower that shall become a party to this Agreement pursuant to Section 2.23.

“Adjusted LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves applicable to such Eurocurrency Borrowing, if any.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.13(c).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit B.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Parties” shall have the meaning assigned to such term in Section 9.17(c).

“Agents” shall mean the Administrative Agent and the Collateral Agent.

“Agreed Security Principles” shall mean any grant of a Lien or provision of a guarantee by any Person that could:

(a)result in any breach of corporate benefit, financial assistance, capital preservation, fraudulent preference, thin capitalization rules, retention of title claims and similar laws or regulations (or analogous restrictions) of the jurisdiction of organization of such Person;

(b)result in any risk to the officers of such Person of contravention of their fiduciary duties and/or of civil or criminal liability;

(c)result in costs (tax, administrative or otherwise) that are materially disproportionate to the benefit obtained by the beneficiaries of such Lien and/or guarantee;

(d)result in a breach of a material agreement binding on such Person that may not be amended or otherwise modified using commercially reasonable efforts to avoid such breach; or

(e)result in a Lien being granted over assets, the acquisition of which was financed from a subsidy or payments, the terms of which prohibit any assets acquired with such subsidy or payment being used as Collateral.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Alternate Base Rate”  shall mean, for any day, a rate per annum equal to the greatest of (a) the Base Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1.0% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%.  Any change in the Alternate Base Rate due to a change in the Base Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Base Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Alternate LC Currency” shall mean (a) Brazilian Real, (b) Canadian Dollars, (c) Chinese Yuan, (d) Colombian Pesos, (e) Indian Rupees, (f) Japanese Yen, (g) Mexican Pesos, (h) Norwegian Krone, (i) Swedish Krona and (j) Trinidad and Tobago Dollars.

“Applicable Margin” shall mean for any day with respect to any Eurocurrency Loan and any ABR Loan, the applicable margin per annum set forth below under the caption “Eurocurrency Spread,” and “ABR Spread,” as applicable, based upon the Leverage Ratio as of the last date of the most recent fiscal quarter of the Domestic Borrower.

Leverage Ratio:	ABR Spread	Eurocurrency Spread
Category 1 Equal to or greater than 3.00 to 1.00	1.50%	2.50%
Category 2 Less than 3.00 to 1.00 but equal to or greater than 2.25 to 1.00	1.25%	2.25%
Category 3 Less than 2.25 to 1.00 but equal to or greater than 1.50 to 1.00	1.00%	2.00%
Category 4 Less than 1.50 to 1.00	0.75%	1.75%

For purposes of the foregoing, (1) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Domestic Borrower’s fiscal year based upon the consolidated financial information of the Domestic Borrower and its Subsidiaries delivered pursuant to Section 5.04(a) or (b) and (2) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective on the first Business Day after the date of delivery to the Administrative Agent of such consolidated financial information indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 at the option of the Administrative Agent or the Required Lenders, at any time during which the Domestic Borrower fails to deliver the consolidated financial information when required to be delivered pursuant to Section 5.04(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial information is delivered.

“Approved Fund” shall have the meaning assigned to such term in Section 9.04(b).

“Asset Acquisition” shall mean any Permitted Business Acquisition, the aggregate consideration for which exceeds $5.0 million.

“Asset Disposition” shall mean any sale, transfer or other disposition by the Domestic Borrower or any Subsidiary to any Person other than the Domestic Borrower or any Subsidiary to the extent otherwise permitted hereunder of any asset or group of related assets (other than inventory or other assets sold, transferred or otherwise disposed of in the ordinary course of business) in one or a series of related transactions, the Net Proceeds from which exceed $5.0 million.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent and the Borrowers (if required by such assignment and acceptance), in the form of Exhibit A or such other form as shall be approved by the Administrative Agent.

“Base Rate” shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York, New York; each change in the Base Rate shall be effective from and including the date such change is publicly announced as being effective.  Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate; it being understood that many of the Administrative Agent’s commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrowers” shall mean, collectively, the Domestic Borrower and the Foreign Borrowers.

“Borrowing” shall mean a group of Loans of a single Type under a single Facility and made on a single date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect.

“Borrowing Minimum” shall mean (a) in the case of an ABR Borrowing, $1.0 million (or the Equivalent determined on the date of delivery of the applicable Borrowing Request or notice of repayment in the applicable Foreign Currency of $1.0 million), (b) in the case of a Eurocurrency Borrowing, $5.0 million (or the Equivalent determined on the date of delivery of the applicable Borrowing Request or notice of repayment in the applicable Foreign Currency of $5.0 million), and (c) and (d) in the case of a Swingline Borrowing, $500,000 (or the Equivalent determined on the date of delivery of the applicable Swingline Borrowing Request in the applicable Foreign Currency of $500,000).

“Borrowing Multiple” shall mean (a) in the case of a Borrowing other than a Swingline Borrowing,  $1.0 million (or the Equivalent determined on the date of delivery of the applicable Borrowing Request or notice of repayment in the applicable Foreign Currency of $1.0 million) and (b) in the case of a Swingline Borrowing, $500,000 (or the Equivalent determined on the date of delivery of the applicable Swingline Borrowing Request or notice of repayment in the applicable Foreign Currency of $500,000).

“Borrowing Request” shall mean a request by a Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C-1.

“Business” shall mean the business of, among other things, the design, manufacture, sale, maintenance and repair of gas and steam compression equipment (including centrifugal and reciprocating compressors and steam and gas turbines), all as conducted by the Borrowers and their Subsidiaries on the Closing Date.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market and in case of a Loan denominated in Euros, the term Business Day shall also exclude any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is not open.

“Calculation Period”  shall mean, as of any date of determination, the period of four consecutive fiscal quarters ending on such date or, if such date is not the last day of a fiscal quarter, ending on the last day of the fiscal quarter of the Domestic Borrower most recently ended prior to such date.

“Capital Expenditures” shall mean, for any Person in respect of any period, the aggregate of all expenditures incurred by such Person during such period that, in accordance with GAAP,

are or should be included in “additions to property, plant or equipment” or similar items reflected in the statement of cash flows of such Person.

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Cash Interest Expense” shall mean, with respect to the Domestic Borrower and its Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less the sum of (a) pay-in-kind Interest Expense or other non-cash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Domestic Borrower or any Subsidiary, including such fees paid in connection with the Transactions, (c) the amortization of debt discounts, if any, or fees in respect of Swap Agreements and (d) cash interest income of the Domestic Borrower and its Subsidiaries for such period; provided that Cash Interest Expense shall exclude any one-time financing fees paid in connection with the Transactions or any amendment of this Agreement or upon entering into a Permitted Receivables Financing.

A “Change in Control” shall be deemed to occur if (a) at any time, a “Change in Control” shall occur under the 2021 Senior Subordinated Note Indenture or under any Permitted Senior Debt Securities or Permitted Subordinated Debt Securities or (b) at any time, any Person or group (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Closing Date), shall acquire ownership, of record or beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Closing Date), directly or indirectly, in the aggregate Equity Interests representing 35% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Domestic Borrower.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in law, rule or regulation or in the interpretation, implementation, or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.16(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law but if not having the force of law, then being one with which the relevant party would customarily comply) of any Governmental Authority made or issued after the Closing Date;  provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III shall be deemed to be a “Change in “Law”, regardless of the date enacted, adopted, implemented, or issued.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Closing” shall mean the effectiveness of this Agreement.

“Closing Date” shall mean September 30, 2013.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties.

“Collateral Agent” shall have the meaning given such term in the introductory paragraph of this Agreement.

“Collateral Agreements” shall mean the Domestic Collateral Agreement and the Foreign Collateral Agreements (if any).

“Collateral and Guarantee Requirement” shall mean the requirement that:

(a)on the Closing Date, the Collateral Agent shall have received from the Domestic Borrower and each Domestic Subsidiary Loan Party a counterpart of the Domestic Collateral Agreement duly executed and delivered on behalf of such Person,  and executed in blank stock transfer forms;

(b)[Reserved];

(c)on the Closing Date, the Collateral Agent shall have received or shall otherwise have received a pledge over all the issued and outstanding Equity Interests of (i) each Subsidiary Loan Party directly owned on the Closing Date by any Loan Party and (ii) any other Material Subsidiary directly owned on the Closing Date by any Loan Party, except, in each case, to the extent that a pledge of such Equity Interests is not permitted under Section 9.23; and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

(d)in the case of any Person that becomes a Subsidiary Loan Party after the Closing Date, the Collateral Agent shall have received (i) in the case of a Domestic Subsidiary Loan Party, a supplement to the Domestic Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Domestic Subsidiary Loan Party and (ii) in the case of any other Foreign Subsidiary Loan Party, a Foreign Guarantee and a Foreign Collateral Agreement, duly executed and delivered on behalf of such Foreign Subsidiary Loan Party; provided, in each case, that any Foreign Subsidiary Loan Party shall only guarantee or support Obligations or pledge assets to the extent permitted under Section 9.23;  provided further,  in each case, that if any Subsidiary Loan Party owns Equity Interests of a Material Subsidiary which is a Foreign Subsidiary, such Equity Interests may be pledged in lieu of the foregoing pursuant to a foreign pledge agreement, duly executed and delivered on behalf of such Subsidiary Loan Party;

(e)after the Closing Date and within the time period set forth in Section 5.10(c), all the outstanding Equity Interests directly owned by a Loan Party of any Person that becomes (i) a Subsidiary Loan Party or (ii) a Material Subsidiary after the Closing Date, shall have been pledged pursuant to the applicable Collateral Agreement, as applicable to the extent permitted under Section 9.23, and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank or shall have otherwise received a pledge over such Equity Interests;

(f)[Reserved];

(g)all documents and instruments, including UCC financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or the recording concurrently with, or promptly following, the execution and delivery of each such Security Document;

(h)each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents (or supplements thereto) to which it is a party and the granting by it of the Liens thereunder and the performance of its obligations thereunder;

(i)on the Closing Date, the Collateral Agent shall have received from the applicable Loan Parties amendments to the Mortgages delivered under the Existing Credit Agreement, each of which shall be in form and substance reasonably satisfactory to Collateral Agent;

(j)the Collateral Agent shall receive from the applicable Loan Parties documents and instruments relating to Material Real Property located outside the United States that constitutes Collateral that are customarily provided under the applicable law of the jurisdiction in which such Material Real Property is located to create a valid and perfected Lien on such Material Real Property under the applicable law of the jurisdiction in which such Material Real Property is located; provided that such Material Real Property shall only be pledged to the extent permitted under Section 9.23, and provided further that the Administrative Agent may, in its good faith discretion, consent to a waiver of the pledge of such Material Real Property.  With respect to Material Real Property located outside the United States that constitutes Collateral, such documents and instruments shall be provided within 90 days after the Closing Date and with respect to each after-acquired Material Real Property located outside the United States that constitutes Collateral, such documents and instruments shall be provided within 90 days after the acquisition of such Material Real Property.

(k)With respect to each of the items identified in this definition of “Collateral and Guarantee Requirement” that are required to be delivered on a date after the Closing Date, the Administrative Agent, in each case, may extend such date in its sole discretion.

(l)Notwithstanding the foregoing, the Collateral and Guarantee Requirements do not apply to the Spanish Borrower or any of its Subsidiaries or any direct or indirect parent company of the Spanish Borrower organized under the laws of Spain.

“Commitment Fee” shall have the meaning assigned to such term in Section 2.13(a).

“Commitments” shall mean (a) with respect to any Lender, such Lender’s Revolving Facility Commitment and Euro Revolving Facility Commitment and (b) with respect to any Swingline Lender, its Swingline Commitment.  Within each Facility, all Commitments and loans shall be held ratably; provided, that any lender may elect to have any portion of its Commitments or Loans attributable to any Foreign Borrower held through an Affiliate.

“Communications” shall have the meaning assigned to such term in Section 9.17.

“Consolidated Debt” at any date shall mean (without duplication) all Indebtedness consisting of Capital Lease Obligations, Indebtedness for borrowed money (other than letters of credit to the extent undrawn) and Indebtedness in respect of the deferred purchase price of property or services of the Domestic Borrower and its Subsidiaries determined on a consolidated basis on such date plus any Receivables Net Investment.

“Consolidated Net Income” shall mean, with respect to any Person for any period, the aggregate of the Net Income of such Person and its subsidiaries for such period, on a consolidated basis; provided,  however, that

(a)any net after-tax extraordinary, unusual or nonrecurring gains or losses (less all fees and expenses related thereto) or income or expenses or charges (including, without limitation any severance, relocation and other restructuring expenses and fees, expenses or charges related to any offering of Equity Interests of such Person, any Investment, acquisition or Indebtedness permitted to be incurred hereunder (in each case, whether or not successful), including all fees, expenses and charges related to the Transactions), in each case, shall be excluded; provided, that with respect to each nonrecurring item, the Domestic Borrower shall have delivered to the Administrative Agent an officers’ certificate specifying and quantifying such item and stating that such item is a nonrecurring item,

(b)any net after-tax income or loss from discontinued operations and any net after-tax gain or loss on disposal of discontinued operations shall be excluded,

(c)any net after-tax gain or loss (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Board of Directors of the Domestic Borrower) shall be excluded,

(d)any net after-tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness (including obligations under Swap Agreements) shall be excluded,

(e)(i) the Net Income for such period of any Person that is not a subsidiary of such Person, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent Person or a subsidiary thereof in respect of such period and (ii) the Net Income for such period shall include any dividend, distribution or other payment in respect of equity paid in cash by such Person in excess of the amounts included in clause (i),

(f)the Net Income for such period of any subsidiary (that is not a Loan Party) of such Person shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that subsidiary or its stockholders or members, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived (provided that the net loss of any such subsidiary shall be included to the extent funds are disbursed by such Person or any other subsidiary of such Person in respect of such loss and that Consolidated Net Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) by such subsidiary to the Domestic Borrower or another Subsidiary in respect of such period to the extent not already included therein),

(g)Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period,

(h)any non-cash charges from the application of the purchase method of accounting in connection with any future acquisition, to the extent such charges are deducted in computing such Consolidated Net Income shall be excluded,

(i)accruals and reserves that are established within twelve months after the Closing Date and that are so required to be established in accordance with GAAP shall be excluded,

(j)any non-cash impairment charges resulting from the application of Statements of Financial Accounting Standards No. 142 and No. 144 and the amortization of intangibles pursuant to Statement of Financial Accounting Standards No. 141 shall be excluded, and

(k)any long-term incentive plan accruals and any non-cash compensation expense realized from grants of stock appreciation or similar rights, stock options or other rights to officers, directors and employees of such Person or any of its subsidiaries shall be excluded.

“Consolidated Total Assets” shall mean, as of any date, the total assets of the Domestic Borrower and the consolidated Subsidiaries, determined in accordance with GAAP, in each case as set forth on the consolidated balance sheet of the Domestic Borrower as of such date.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Co-Syndication Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Agreement Supplement” has the meaning specified in Section 2.23.

“Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Lender with respect to which a Lender Default is in effect.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Borrower” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Domestic Collateral Agreement” shall mean the Amended and Restated Guarantee and Collateral Agreement, dated as of the date hereof, substantially in the form of Exhibit E as amended, supplemented or otherwise modified from time to time, among the Domestic Borrower, each Domestic Subsidiary Loan Party and the Collateral Agent.

“Domestic Loan Parties” shall mean the Domestic Borrower and each Domestic Subsidiary Loan Party.

“Domestic Subsidiary” shall mean each Subsidiary that is not a Foreign Subsidiary.

“Domestic Subsidiary Loan Party” shall mean each  Wholly Owned Subsidiary of the Domestic Borrower that (a) is (i) a Domestic Subsidiary and (ii) a Material Subsidiary, and (b) is not (i) a Special Purpose Receivables Subsidiary, (ii) listed on Schedule 1.01(a), or (iii) a Subsidiary whose guarantee of the Obligations is prohibited under Section 9.23.

“EBITDA” shall mean, with respect to the Domestic Borrower and its Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of the Domestic Borrower and its Subsidiaries for such period plus (a) the sum of (in each case without duplication and to the extent the respective amounts described in subclauses (i) through (viii) of this clause (a) reduced such Consolidated Net Income for the respective period for which EBITDA is being determined):

(i)provision for Taxes based on income, profits or capital of the Domestic Borrower and its Subsidiaries for such period to the extent that such provision for taxes was deducted in calculating Consolidated Net Income,

(ii)Interest Expense of the Domestic Borrower and its Subsidiaries for such period (net of interest income of the Domestic Borrower and its Subsidiaries for such period),

(iii)depreciation, amortization (including amortization of intangibles, deferred financing fees and any amortization expense included in pension, OPEB or other employee benefit expenses) and other non-cash expenses (including, without limitation write-downs and impairment of property, plant, equipment and intangibles and other long-lived assets and the impact of purchase accounting on the Domestic Borrower and its Subsidiaries for such period),

(iv)the amount of any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment cost or excess pension, other post-employment benefits, curtailment or other excess charges); provided that with respect to each such restructuring charge, the Domestic Borrower shall have delivered to the Administrative Agent an officers’ certificate specifying and quantifying such expense or charge and stating that such expense or charge is a restructuring charge,

(v)equity earnings losses in Affiliates unless funds have been disbursed to such Affiliates by the Domestic Borrower or any Subsidiary of the Domestic Borrower,

(vi)other non-operating expenses,

(vii)the minority interest expense consisting of subsidiary income attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary in such period or any prior period, except to the extent of dividends declared or paid on Equity Interests held by third parties, and

(viii)accretion of asset retirement obligations in accordance with SFAS No. 143, Accounting for Asset Retirement Obligations, and any similar accounting in prior periods;

minus (b) the sum of (in each case without duplication and to the extent the respective amounts described in subclause (i) of this clause (b) increased such Consolidated Net Income for the respective period for which EBITDA is being determined):

(i)non-cash items increasing Consolidated Net Income of the Domestic Borrower and its Subsidiaries for such period (but excluding any such items which represent the reversal in such period of any accrual of, or cash reserve for, anticipated cash charges in any prior period where such accrual or reserve is no longer required).

“EMU” shall mean the Economic and Monetary Union as contemplated by the Treaty on European Union.

“Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata or sediment, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law.

“Environmental Claim” shall mean any and all actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Hazardous Material.

“Environmental Law” shall mean, collectively, all federal, state, local or foreign laws, including common law, ordinances, regulations, rules, codes, orders, judgments or other requirements or rules of law that relate to (a) the prevention, abatement or elimination of pollution, or the protection of the Environment, natural resources or human health, or natural resource damages, and (b) the use, generation, handling, treatment, storage, disposal, Release, transportation or regulation of or exposure to Hazardous Materials, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq., the Endangered Species Act, 16 U.S.C. §§ 1531 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Clean Water Act, 33 U.S.C. §§ 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C. §§ 11001 et seq., each as amended, and their foreign, state or local counterparts or equivalents.

“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

“Equivalent” in Dollars of any Foreign Currency or Alternate LC Currency on any date shall mean the equivalent in Dollars of such Foreign Currency or Alternate LC Currency determined by using the quoted spot rate at which the European Administrative Agent’s principal office in London offers to exchange Dollars for such Foreign Currency or Alternate LC Currency in London prior to 4:00 p.m. (London time) (unless otherwise indicated by the terms of this Agreement) on such date as is required pursuant to the terms of this Agreement, and the “Equivalent” in any Foreign Currency of Dollars shall mean the equivalent in such Foreign Currency of Dollars determined by using the quoted spot rate at which the European Administrative Agent’s principal office in London offers to exchange such Foreign Currency for Dollars in London prior to 4:00 p.m. (London time) (unless otherwise indicated by the terms of this Agreement) on such date as is required pursuant to the terms of this Agreement.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with any Borrower or any Subsidiary, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any Reportable Event; (b) the failure of any Plan to satisfy the minimum funding standard applicable to that Plan for a plan year under Section 430 of the Code or Section 301 of ERISA; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the incurrence by any Borrower, Subsidiary or ERISA Affiliate of any liability under Title IV of ERISA; (e) the receipt by any Borrower, Subsidiary or ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan under Section 4042 of ERISA, or the occurrence of any event or condition which could be reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (f) the incurrence by any Borrower, Subsidiary or ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by any Borrower, Subsidiary or ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower, Subsidiary or ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to any Borrower, Subsidiary or ERISA Affiliate; (i) the incurrence by any Borrower, Subsidiary or ERISA Affiliate of a tax under Section 4980B of the Code; or (j) the incurrence by any Borrower, Subsidiary or ERISA Affiliate of any liability under Section 502 of ERISA.

“EURIBO Rate”  shall mean, in relation to any Loan in Euro:

(a)the applicable Screen Rate; or

(b)(if no Screen Rate is available for the Interest Period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent by leading banks in the European interbank market, as of 11:00 am London time on the Quotation Day for the offering of deposits in Euro for a period comparable to the Interest Period of the relevant Loan.

“Euro Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.13(e).

“Euro Revolving Facility” shall mean the Euro Revolving Facility Commitments and the extensions of credit made hereunder by the Euro Revolving Facility Lenders.

“Euro Revolving Facility Availability Period” shall mean the period from the Closing Date to but excluding the earlier of the Maturity Date and in the case of each of the Euro Revolving Facility Loans and Euro Revolving Facility Borrowings, the date of termination of the Euro Revolving Facility Commitments.

“Euro Revolving Facility Available Unused Commitment” shall mean, with respect to a Euro Revolving Facility Lender, at any time of determination, an amount equal to the amount by which (a) the Euro Revolving Facility Commitment of such Euro Revolving Facility Lender at such time exceeds (b) the Euro Revolving Facility Credit Exposure of such Euro Revolving Facility Lender at such time.

“Euro Revolving Facility Borrowing” shall mean a Borrowing comprised of Euro Revolving Facility Loans.

“Euro Revolving Facility Commitment” shall mean, with respect to each Euro Revolving Facility Lender, the commitment of such Euro Revolving Facility Lender to make Euro Revolving Facility Loans pursuant to Section 2.01(d) or a New Lender Supplement, expressed as a Euro amount representing the maximum aggregate permitted amount of such Euro Revolving Facility Lender’s Euro Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04.  The initial Euro amount of each Euro Revolving Facility Lender’s Euro Revolving Facility Commitment is set forth on Schedule 2.01 (as amended by any New Lender Supplement), or in the Assignment and Acceptance pursuant to which such Euro Revolving Facility Lender shall have assumed its Euro Revolving Facility Commitment, as applicable.  The aggregate amount of the Euro Revolving Facility Commitments on the Closing Date is €50.0 million.

“Euro Revolving Facility Credit Exposure” shall mean, at any time, the sum of the aggregate principal amount of the Euro Revolving Facility Loans outstanding at such time.  The Euro Revolving Facility Credit Exposure of any Euro Revolving Facility Lender at any time shall be the sum of the aggregate principal amount of such Euro Revolving Facility Lender’s Euro Revolving Facility Loans outstanding at such time.

“Euro Revolving Facility Lender” shall mean a Lender with a Euro Revolving Facility Commitment or with outstanding Euro Revolving Facility Loans.

“Euro Revolving Facility Loan” shall mean a Loan made by a Euro Revolving Facility Lender pursuant to Section 2.01(d).  Each Euro Revolving Facility Loan shall be a Eurocurrency Loan.

“Eurocurrency Borrowing” shall mean a Borrowing comprised of Eurocurrency Loans.

“Eurocurrency Loan” shall mean any Loan denominated in Dollars or a Foreign Currency bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

“European Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Euros” shall mean the single currency unit of the member states of the European Community that adopt or have adopted that currency unit as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

“Event of Default” shall have the meaning assigned to such term in Section 7.01.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Taxes” shall mean, with respect to any Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Loan

Party hereunder, (a) income or franchise taxes imposed on (or measured by) its net income or net profits by the United States of America or by the jurisdiction under the laws of which such recipient is organized or in which its principal office (or other fixed place of business) is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits tax or any similar tax that is imposed by any jurisdiction described in clause (a) above, (c) other than in the case of an assignee pursuant to a request by such Loan Party under Section 2.20(b), any withholding tax imposed by the United States or by the jurisdiction under the laws of which such Loan Party is organized or in which its principal office (or other fixed place of business) is located that is in effect and would apply to amounts payable hereunder to such Lender or other recipient at the time such Lender or other recipient becomes a party to any Loan Document (or designates a new lending office), except to the extent that such Lender or other recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from a Loan Party with respect to such withholding tax pursuant to Section 2.18(a) or Section 2.18(c), (d) any withholding taxes attributable to such Lender’s or such other recipient’s failure (other than as a result of a Change in Law) to comply with Section 2.18(e) and (e) any United States withholding tax that is imposed by FATCA;  provided,  however, that the term “Excluded Taxes” shall not include any taxes that are imposed or otherwise due as a result of any action undertaken by one or more of such Agent, Lender or Issuing Bank to collect funds due hereunder or under any other Loan Document or enforce or exercise its rights or pursue any remedy provided hereunder or under any other Loan Document.

“Existing Credit Agreement” shall have the meaning assigned to such term in the recitals.

“Existing Lenders” shall have the meaning assigned to such term in the recitals.

“Facility” shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that as of the Closing Date there are three Facilities: (1) the Revolving Facility, (2) the Euro Revolving Facility and (3) the Term Facility.

“FATCA”  shall mean Sections 1471 through 1474 of the Code (and any successor sections thereto) and any regulations or official interpretations thereof.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average (rounded upward, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average (rounded upward, if necessary, to the next 1/100 of 1%) of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” shall mean that certain Fee Letter dated as of the date hereof by and among the Domestic Borrower, the Administrative Agent and the Lead Arranger.

“Fees” shall mean the Commitment Fees, the L/C Participation Fees, the Issuing Bank Fees, the Administrative Agent Fees and the Euro Administrative Agent Fees.

"Financial L/C"  shall mean a financial or documentary Letter of Credit.

“Financial Officer” of any Person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such Person.

“Foreign Borrower” shall mean, collectively, the Spanish Borrower and each Additional Foreign Borrower.

“Foreign Collateral Agreement” shall mean with respect to any Person, such collateral agreements and other agreements necessary under applicable foreign law to grant to the Collateral Agent a security interest in such assets of such Person of the type identified in the Domestic Collateral Agreement; provided that no security interest shall be granted on all or any portion of such assets if the Domestic Borrower demonstrates to the Collateral Agent and the Collateral Agent determines (in its reasonable discretion) that the cost of granting such security interest exceeds the value of the security offered thereby.

“Foreign Currency” shall mean Euros and Sterling.

“Foreign Financed Development Project” shall mean development projects undertaken after the Closing Date by Foreign Subsidiaries or joint ventures of Foreign Subsidiaries and financed by one or more development banks, export credit agencies or their Affiliates.

“Foreign Guarantee” shall mean, collectively, one or more guarantee agreements, as amended, supplemented or otherwise modified from time to time, each in a form reasonably satisfactory to the Collateral Agent, among the applicable Foreign Subsidiary Loan Party and the Collateral Agent.

“Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than the United States of America.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Loan Parties” shall mean each Foreign Borrower and each Foreign Subsidiary Loan Party.

“Foreign Plan” shall mean any pension scheme or foreign employee benefit plan or program with respect to which any Borrower, Subsidiary or ERISA Affiliate (i) is making or has an obligation to make contributions or (ii) has or could incur liability.

“Foreign Subsidiary” shall mean any Subsidiary that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia and any Subsidiary of a Foreign Subsidiary.

“Foreign Subsidiary Loan Party” shall mean, collectively, with respect to each Additional Foreign Borrower, each Wholly Owned Subsidiary of such Additional Foreign Borrower that (a) is (i) a Foreign Subsidiary, (ii) a Material Subsidiary and (iii) organized under the same jurisdiction as such Additional Foreign Borrower and (b) is not (i) a Special Purpose Receivables

Subsidiary, (ii) listed on Schedule 1.01(a), or (iii) a Subsidiary whose guarantee of the Obligations of such Additional Foreign Borrower is prohibited under Section 9.23..

“GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, subject to the provisions of Section 1.02.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body, including, without limitation, any agency of the European Union or similar monetary or multinational authority.

“Guarantee” of or by any Person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part) or (v) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness, or (b) any Lien on any assets of the guarantor securing any Indebtedness (or any existing right, contingent or otherwise, of the holder of Indebtedness to be secured by such a Lien) of any other Person, whether or not such Indebtedness is assumed by the guarantor; provided,  however, that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement.

“Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including, without limitation, explosive or radioactive substances or petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature, in each case subject to regulation or which can give rise to liability under any Environmental Law.

“Improvements” shall have the meaning assigned to such term in the Mortgages.

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than trade liabilities and intercompany liabilities incurred in the ordinary course of business and maturing within 365 days after the incurrence thereof), (e) all Guarantees by such Person of Indebtedness of others, (f) all Capital Lease Obligations of such Person, (g) all payments that such Person would have to make in the event of an early termination, on the date Indebtedness of such Person is being determined in respect of outstanding Swap Agreements (such payments in respect of any Swap Agreement with a counterparty being calculated net of amounts owing to such Person by such counterparty in respect of other Swap Agreements), (h) the principal component of all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit (other than any letters of credit, bank guarantees or similar instrument in respect of which a back-to-back letter of credit has been issued under or permitted by this Credit Agreement) and (i) the principal component of all obligations of such Person in respect of bankers’ acceptances.  The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.  To the extent not otherwise included, Indebtedness shall include the amount of any Permitted Receivables Financing.

“Indemnified Taxes” shall mean all Taxes other than Excluded Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Interest Coverage Ratio” shall mean the ratio of (a) EBITDA to (b) Cash Interest Expense for the period of four consecutive fiscal quarters of the Domestic Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided that to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions for which a waiver or a consent of the Required Lenders pursuant to Section 6.05 has been obtained) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, the Interest Coverage Ratio shall be determined for the respective Test Period on a pro forma Basis for such occurrences.

“Interest Expense” shall mean, with respect to any Person for any period, the sum of (a) gross interest expense of such Person for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to Swap Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense and (iv) commissions, discounts, yield and other fees and charges incurred in connection with any Permitted Receivables Financing which are payable to any Person other than the Borrowers or a Subsidiary Loan Party, and (b) capitalized interest of such Person.  For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received and costs incurred by the Domestic Borrower and its Subsidiaries with respect to Swap Agreements.

“Interest Payment Date” shall mean (a) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type, (b) with respect to any ABR Loan, the last day of each calendar quarter and (c) with respect to any Swingline Loan, the day that such Swingline Loan is required to be repaid pursuant to Section 2.11.

“Interest Period” shall mean, as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or 12 months, if at the time of the relevant Borrowing, all Lenders make interest periods of such length available), as the applicable Borrower may elect, or the date any Eurocurrency Borrowing is converted to an ABR Borrowing in accordance with Section 2.07 or repaid or prepaid in accordance with Section 2.10,  2.11 or 2.12;  provided, unless the Administrative Agent shall otherwise agree, that prior to the earlier of the 31st day after the Closing Date and the date on which the Administrative Agent has notified the Borrowers that the primary syndication of the Facilities has been completed, the Borrowers shall only be permitted to request Interest Periods of seven days (it being understood that notwithstanding anything else in this Agreement to the contrary, if on the last day of any such seven day Interest Period the primary syndication of the Facilities shall not have been completed, a new seven day Interest Period will begin on such day with respect to each such Borrowing and no notice by any Borrower shall be required with respect thereto); provided further,  however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day.  Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Issuing Bank” shall mean JPMorgan, Wells Fargo Bank, N.A. and each other Issuing Bank designated pursuant to Section 2.05(k), in each case in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i).  An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.13(b).

“JPMorgan” shall mean JPMorgan Chase Bank, N.A. and its successors and assigns.

“L/C Commitment” shall be equal to the Revolving Facility Commitment.

“L/C Disbursement” shall mean a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit, including, for the avoidance of doubt, a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit upon or following the reinstatement of such Letter of Credit.

“L/C Exposure”  shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all L/C

Disbursements that have not yet been reimbursed by or on behalf of the Domestic Borrower at such time.  The L/C Exposure of any Lender at any time shall be its Revolving Facility Percentage of the total L/C Exposure at such time.

“L/C Participation Fee” shall have the meaning assigned such term in Section 2.13(b).

“Lead Arranger” shall mean J.P. Morgan Securities LLC.

“Lender” shall mean each financial institution listed on Schedule 2.01, as well as any Person that becomes a “Lender” hereunder pursuant to Section 9.04.

“Lender Default” shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing, to acquire participations in a Swingline Loan pursuant to Section 2.04 or to fund its portion of any unreimbursed payment under Section 2.05(e), unless the subject of a good faith dispute, (ii) a Lender having notified in writing any Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 2.05 or 2.06 or (iii) a Lender having become the subject of a bankruptcy or insolvency proceeding, or having had a receiver, conservator, trustee or custodian appointed for it, or having a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it or, in the good faith determination of the Administrative Agent, having taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Lender Default shall not be deemed to be in effect solely as the result of the acquisition or maintenance of an ownership interest in a Lender or any Person controlling such Lender or the exercise of control over such Lender or any Person controlling such Lender by a Governmental Authority or an instrumentality thereof.

“Letter of Credit” shall mean any letter of credit issued pursuant to Section 2.05, including any Letter of Credit issued and outstanding under the Existing Credit Agreement immediately prior to the Closing Date as set forth on Schedule 2.05.

“Leverage Ratio” shall mean, on any date, the ratio of (a) Consolidated Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Domestic Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided that to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions that require a waiver or a consent of the Required Lenders pursuant to Section 6.04 or Section 6.05) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, EBITDA shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.

“LIBO Rate”  shall mean (i) in relation to any Eurocurrency Borrowing denominated in Dollars or any Foreign Currency (other than Euro):

(a)the applicable Screen Rate; or

(b)(if no Screen Rate is available for the currency or Interest Period of that Eurocurrency Borrowing) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent to leading banks in the London interbank market,

as of 11:00 am London time on the Quotation Day for the offering of deposits in the currency of that Eurocurrency Borrowing and for a period comparable to the Interest Period for that Eurocurrency Borrowing and (ii) with respect to any Eurocurrency Borrowing denominated in Euros, the EURIBO Rate.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities (other than securities representing an interest in a joint venture that is not a Subsidiary), any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” shall mean this Agreement, the Letters of Credit, the Security Documents, each Credit Agreement Supplement entered into by an Additional Foreign Borrower and any promissory note issued under Section 2.10(g) and any other instrument or agreement now or hereafter executed and delivered in connection herewith or therewith.

“Loan Parties” shall mean each Domestic Loan Party and each Foreign Loan Party.

“Loans” shall mean the Revolving Facility Loans, the Euro Revolving Facility Loans, the Swingline Loans and the Term Facility Loans.

“Local Time” shall mean (i) in the case of Loans and Letters of Credit denominated in Dollars, New York City time and (ii) in the case of Loans and Letters of Credit denominated in Euros or any other Foreign Currency, London time.

“Majority Lenders” of any Facility shall mean, at any time, Lenders under such Facility having Loans and unused Commitments representing more than 50% of the sum of all Loans outstanding under such Facility and unused Commitments under such Facility at such time, in each case calculated on the Equivalent in Dollars at such time.  The Loans and Commitment of any Defaulting Lender shall be disregarded in determining Majority Lenders at any time.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean the existence of events, conditions and/or contingencies that have had or are reasonably likely to have (a) a materially adverse effect on the business, operations, properties, assets or financial condition of the Domestic Borrower and its  Subsidiaries, taken as a whole, or (b) a material impairment of the validity or enforceability of, or a material impairment of the material rights, remedies or benefits available to the Lenders, any Issuing Bank, the Administrative Agent or the Collateral Agent under, any Loan Document.

“Material Indebtedness” shall mean Indebtedness (other than Loans and Letters of Credit) of any one or more of the Domestic Borrower or any Subsidiary in an aggregate principal amount exceeding $50.0 million.

“Material Real Property” shall mean any Real Property owned by a Loan Party on the Closing Date having a fair market value exceeding $10.0 million and any after-acquired Real Property owned by a Loan Party having a gross purchase price exceeding $10.0 million at the time of acquisition.

“Material Subsidiary” shall mean each Subsidiary of the Domestic Borrower now existing or hereafter acquired or formed by the Domestic Borrower which, on a consolidated basis for such Subsidiary and its Subsidiaries, (a) for the applicable Calculation Period accounted for more than 1.5% of the consolidated revenues of the Domestic Borrower and its Subsidiaries or (b) as of the last day of such Calculation Period, was the owner of more than 1.5% of the Consolidated Total Assets of the Domestic Borrower and its Subsidiaries; provided that at no time shall the total assets of all Subsidiaries that are not Material Subsidiaries exceed, for the applicable Calculation Period, 5.0% of the Consolidated Total Assets of the Domestic Borrower and its Subsidiaries.

“Maturity Date” shall mean September 30, 2018.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgaged Properties” shall mean all Material Real Property which shall be subject to a Mortgage that is delivered pursuant to the terms of this Agreement.

“Mortgages” shall mean the mortgages, deeds of trust, assignments of leases and rents and other security documents delivered on or prior to the Closing Date pursuant to Section 4.02(e) of this Agreement or Section 4.02(e) of the Existing Credit Agreement or after the Closing Date pursuant to Section 5.10, as amended, supplemented or otherwise modified from time to time, with respect to Mortgaged Properties, each substantially in the form of Exhibit D, with such changes thereto as shall be acceptable to the Collateral Agent, including all such changes as may be required to account for local law matters.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA with respect to which any Borrower, Subsidiary or ERISA Affiliate (a) is making or has an obligation to make contributions, (b) has within any of the preceding six plan years made or had an obligation to make contributions or (c) otherwise has or could incur liability.

“Net Income” shall mean, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Net Proceeds” shall mean 100% of the cash proceeds actually received by the Domestic Borrower or any Wholly-Owned Subsidiary (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets) to any Person of any asset or assets of the Domestic Borrower or any Subsidiary (other than those pursuant to Section 6.05(a),  (b),  (c),  (e),  (f),  (g),  (i), (j),  (k) or (l)), net of (i) attorneys’ fees, accountants’ fees, investment banking fees, sales commissions, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset (other than pursuant hereto or pursuant to the 2021 Senior Subordinated Notes or any Permitted Senior Debt Securities or Permitted Subordinated Debt Securities) and any cash reserve for adjustment in respect of the sale price of such asset established in accordance with GAAP, including without limitation, pension and post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and (ii) Taxes paid or payable as a result thereof.

For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to any Borrower or any Affiliate of any of them shall be disregarded.

“Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.20(c).

“Obligations” shall mean all amounts owing to any of the Agents, any Lender or any of their affiliates pursuant to the terms of this Agreement or any other Loan Document.

 “Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property, intangible or mortgage recording taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents, and any and all interest and penalties related thereto.

“Participant” shall have the meaning assigned to such term in Section 9.04(c).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” shall mean a certificate in the form of Annex I to the Domestic Collateral Agreement or any other form approved by the Collateral Agent.

"Performance L/C"  shall mean a Letter of Credit supporting the performance of obligations by the Domestic Borrower or one of its Subsidiaries.

“Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets of, or all the Equity Interests (other than directors’ qualifying shares) in, a Person or division or line of business of a Person (or any subsequent investment made in a Person, division or line of business previously acquired in a Permitted Business Acquisition) if (a) such acquisition was not preceded by, or effected pursuant to, an unsolicited or hostile offer and (b) immediately after giving effect thereto:  (i) no Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions related thereto shall be consummated in accordance with applicable laws; and (iii) (A) the Domestic Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such acquisition or formation, with the covenants contained in Sections 6.11 and 6.12 recomputed as at the last day of the most recently ended fiscal quarter of the Domestic Borrower and its Subsidiaries, and the Domestic Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Domestic Borrower to such effect, together with all relevant financial information for such Subsidiary or assets, and (B) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by Section 6.01).

“Permitted Encumbrances” shall mean (i) with respect to each Real Property, those Liens and other encumbrances permitted by paragraphs (b),  (d),  (h),  (m) and (o) of Section 6.02 and (ii) with respect to each Real Property acquired after the Closing Date, those Liens and other encumbrances permitted by paragraphs (b),  (d),  (e),  (h),  (k),  (m) and (o) of Section 6.02,  provided,  however, that in the case of those Liens and other encumbrances permitted by clause (o) of Section 6.02 and as described in clauses (i) and (ii) of this definition, in the event any Loan Party shall constitute the lessor under any such lease or sublease, no Lien created or permitted to be incurred thereby shall be permitted hereunder except to the extent such Lien would otherwise constitute a Permitted Encumbrance.

“Permitted Investments” shall mean:

(a)direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, in each case with maturities not exceeding two years;

(b)time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, or any state thereof having capital, surplus and undivided profits in excess of $500.0 million and whose long-term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher) by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act);

(c)repurchase obligations with a term of not more than 180 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above;

(d)commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of any Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s, or A-1 (or higher) according to S&P;

(e)securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A-2 by Moody’s;

(f)shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (e) above;

(g)money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $500.0 million; and

(h)time deposit accounts, certificates of deposit and money market deposits in an aggregate face amount not in excess of 1/2 of 1% of the total assets of the Domestic Borrower and the Subsidiaries, on a consolidated basis, as of the end of the Domestic Borrower’s most recently completed fiscal year.

“Permitted Receivables Documents” shall mean all documents and agreements evidencing, relating to or otherwise governing a Permitted Receivables Financing.

“Permitted Receivables Financing” shall mean one or more transactions pursuant to which (i) Receivables Assets or interests therein are sold to or financed by one or more Special Purpose Receivables Subsidiaries, and (ii) such Special Purpose Receivables Subsidiaries finance their acquisition of such Receivables Assets or interests therein, or the financing thereof, by selling or borrowing against such Receivables Assets; provided that (A) recourse to the Domestic Borrower or any Subsidiary (other than the Special Purpose Receivables Subsidiaries) and any obligations or agreements of the Domestic Borrower or any Subsidiary (other than the Special Purpose Receivables Subsidiaries) in connection with such transactions shall be limited to the extent customary for similar transactions in the applicable jurisdictions (including, to the extent applicable, in a manner consistent with the delivery of a “true sale”/”absolute transfer” opinion with respect to any transfer by the Domestic Borrower or any Subsidiary (other than a Special Purpose Receivables Subsidiary), (B) the aggregate Receivables Net Investment since the Closing Date shall not exceed $75.0 million at any time, (C) the Board of Directors of the Domestic Borrower shall have determined in good faith that each such Permitted Receivables Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Domestic Borrower and the applicable Special Purpose Receivables Subsidiary, (D) all sales of Receivables Assets or interests therein to any Special Purpose Receivables Subsidiary are made at fair market value (as determined in good faith by the Domestic Borrower), and (E) the financing terms, covenants, termination events and other provisions thereof will be market terms (as determined in good faith by the Domestic Borrower) and may include representations, warranties, covenants, indemnities and guarantees of performance which the Domestic Borrower has determined in good faith to be customary in a receivables financing including, without limitation, those relating to the servicing of the assets of a Special Purpose Receivables Subsidiary, it being understood and agreed that any obligation of a seller of receivables to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or by other event relating to the seller, shall be deemed customary.

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium thereon), (b) the average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to that of the Indebtedness being Refinanced, (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced, (d) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced and (e) if the Indebtedness being Refinanced is secured by any collateral (whether equally and ratably with, or junior to, the Secured Parties or otherwise), such Permitted Refinancing Indebtedness may be secured by such collateral (including in respect of Indebtedness of Foreign Subsidiaries otherwise permitted under this Agreement only, any collateral pursuant to after-acquired property clauses to the extent any such collateral secured the Indebtedness being Refinanced) on terms no less favorable to the Secured Parties than those contained in the documentation governing the Indebtedness being Refinanced.

“Permitted Senior Debt Securities” shall mean unsecured senior notes issued by the Domestic Borrower with the following terms: (i) the covenants (other than the Lien covenant and the Subsidiary debt covenant), events of default, Subsidiary guarantees and other terms (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Domestic Borrower and its Subsidiaries than those in the 2021  Senior Subordinated Notes, (ii) the Lien covenant and the Subsidiary debt covenant are on market terms for similar issuers at the time of issuance and (iii) no Subsidiary of a Domestic Subsidiary (other than a Domestic Subsidiary Loan Party) is an obligor under such notes that is not an obligor under the 2021  Senior Subordinated Notes.

“Permitted Subordinated Debt Securities” shall mean unsecured subordinated notes issued by the Domestic Borrower with the following terms: (i) such notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date on which the final maturity of the 2021  Senior Subordinated Notes occurs (as in effect on the Closing Date), (ii) the covenants, events of default, Subsidiary guarantees and other terms (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Domestic Borrower and its Subsidiaries than those in the 2021  Senior Subordinated Notes and (iii) no Subsidiary of a Domestic Subsidiary (other than a Domestic Subsidiary Loan Party) is an obligor under such notes that is not an obligor under the 2021  Senior Subordinated Notes.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan or Foreign Plan) subject to the provisions of Title IV of ERISA or Sections 412 or 430 of the Code or Section 302 of ERISA which is maintained or contributed to by any Borrower, Subsidiary or ERISA Affiliate or with respect to which any Borrower, Subsidiary or ERISA Affiliate has or could incur liability (including under Section 4069 of ERISA).

“Platform” shall have the meaning assigned to such term in Section 9.17(b).

“Pledged Collateral” shall have the meaning assigned to such term in the applicable Collateral Agreement.

“primary obligor” shall have the meaning given such term in the definition of the term “Guarantee.”

“Prior Liens” shall mean Liens which, pursuant to the provisions of any Security Document, are or may be superior to the Lien of such Security Document.

“Pro Forma Basis” shall mean, as to any Person, for any events as described in clauses (a) and (b) below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the four consecutive fiscal quarter period ended on or before the occurrence of such event (the “Reference Period”):

(a)in making any determination of EBITDA, pro forma effect shall be given to any Asset Disposition and to any Asset Acquisition (or any similar transaction or transactions that require a waiver or consent of the Required Lenders pursuant to Section 6.04 or 6.05), in each case that occurred during the Reference Period (or, in the case of determinations made pursuant to the definition of the term “Asset Acquisition,” occurring during the Reference Period or thereafter and through and including the date upon which the respective Asset Acquisition is consummated); and

(b)in making any determination on a Pro Forma Basis, (i) all Indebtedness (including Indebtedness incurred or assumed and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes and amounts outstanding under any Permitted Receivables Financing, in each case, not to finance any acquisition) incurred or permanently repaid during the Reference Period (or, in the case of determinations made pursuant to the definition of the term “Asset Acquisition,” occurring during the Reference Period or thereafter and through and including the date upon which the respective Asset Acquisition is consummated) shall be deemed to have been incurred or repaid at the beginning of such period and (ii) Interest Expense of such Person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (i), bearing floating interest rates shall be computed on a pro forma basis as if the rates that would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods.

Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Domestic Borrower and, for any fiscal period ending on or prior to the first anniversary of an Asset Acquisition or Asset Disposition (or any similar transaction or transactions that require a waiver or consent of the Required Lenders pursuant to Section 6.04 or 6.05), may include adjustments to reflect operating expense reductions and other operating improvements or synergies reasonably expected to result from such Asset Acquisition, Asset Disposition or other similar transaction, to the extent that the Domestic Borrower delivers to the Administrative Agent (i) a certificate of a Financial Officer of the Domestic Borrower setting forth such operating expense reductions and other operating improvements or synergies and (ii) information and calculations supporting in reasonable detail such estimated operating expense reductions and other operating improvements or synergies.

“Projections” shall mean the projections of the Domestic Borrower and its Subsidiaries and any forward-looking statements (including statements with respect to booked business) of such entities furnished to the Lenders or the Administrative Agent by or on behalf of the Borrowers or any of their Subsidiaries prior to the Closing Date.

“Quotation Day” shall mean, in relation to any period for which an interest rate is to be determined:

(a)(if the currency is Sterling)  the first day of that period;

(b)(if the currency is Euro) two TARGET Days before the first day of that period; or

(c)(for any other currency) two Business Days before the first day of that period, unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the Administrative Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of these days).

“Real Property” shall mean, collectively, all right, title and interest of any Borrower or any other Subsidiary in and to any and all parcels of real property owned or operated by any Borrower or any other Subsidiary together with all Improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Receivables Assets” shall mean accounts receivable (including any bills of exchange) and related assets and property from time to time originated, acquired or otherwise owned by the Domestic Borrower or any Subsidiary.

“Receivables Net Investment” shall mean the aggregate cash amount paid by the lenders or purchasers under any Permitted Receivables Financing in connection with their purchase of, or the making of loans secured by, Receivables Assets or interests therein, as the same may be reduced from time to time by collections with respect to such Receivables Assets or otherwise in accordance with the terms of the Permitted Receivables Documents; provided,  however, that if all or any part of such Receivables Net Investment shall have been reduced by application of any distribution and thereafter such distribution is rescinded or must otherwise be returned for any reason, such Receivables Net Investment shall be increased by the amount of such distribution, all as though such distribution had not been made.

“Reference Period” shall have the meaning assigned to such term in the definition of the term “Pro Forma Basis.”

“Refinance” shall have the meaning assigned to such term in the definition of the term “Permitted Refinancing Indebtedness,” and “Refinanced” shall have a meaning correlative thereto.

“Register” shall have the meaning assigned to such term in Section 9.04(b).

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” shall mean any placing, spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or depositing in, into or onto the Environment.

“Relevant Interbank Market” shall mean, in relation to the LIBO Rate, the principal London offices of the Administrative Agent and, in relation to the EURIBO Rate, the principal office in New York City of the Administrative Agent or such other banks as may be appointed by the Administrative Agent with the consent of the Borrowers.

“Remaining Present Value” shall mean, as of any date with respect to any lease, the present value as of such date of the scheduled future lease payments with respect to such lease, determined with a discount rate equal to a market rate of interest for such lease reasonably determined at the time such lease was entered into.

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Plan.

“Required Lenders” shall mean, at any time, Lenders having (a) Loans (other than Swingline Loans) outstanding (calculated in respect of Loans denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time), (b) Revolving L/C Exposures, (c) Swingline Exposures, and (d) Revolving Facility Available Unused Commitments and Euro Revolving Facility Available Unused Commitments (calculated on the Equivalent thereof in Dollars at such time), that taken together, represent more than 50% of the sum of (w) all Loans (other than Swingline Loans) outstanding (calculated in respect of Loans denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time), (x) Revolving L/C Exposures, (y) Swingline Exposures, and (z) the total Revolving Facility Available Unused Commitments and Euro Revolving Facility Available Unused Commitments (calculated on the Equivalent thereof in Dollars at such time) at such time.  The Loans, Revolving L/C Exposures, Swingline Exposures and Revolving Facility Available Unused Commitment and Euro Revolving Facility Available Unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Responsible Officer” of any Person shall mean any executive officer or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

“Revolving Facility” shall mean the Revolving Facility Commitments and the extensions of credit made hereunder by the Revolving Facility Lenders.

“Revolving Facility Availability Period” shall mean the period from the Closing Date to but excluding the earlier of the Maturity Date and in the case of each of the Revolving Facility Loans, Revolving Facility Borrowings, and Letters of Credit, the date of termination of the Revolving Facility Commitments.

“Revolving Facility Available Unused Commitment” shall mean, with respect to a Revolving Facility Lender, at any time of determination, an amount equal to the amount by which (a) the Revolving Facility Commitment of such Revolving Facility Lender at such time exceeds (b) the Revolving Facility Credit Exposure of such Revolving Facility Lender at such time (calculated in respect of any portion of such Revolving Facility Lender’s Revolving Facility Credit Exposure that is denominated in a Foreign Currency on the Equivalent thereof in Dollars determined at such time).

“Revolving Facility Borrowing” shall mean a Borrowing comprised of Revolving Facility Loans.

“Revolving Facility Commitment” shall mean, with respect to each Revolving Facility Lender, the commitment of such Revolving Facility Lender to make Revolving Facility Loans pursuant to Section 2.01(a) or a New Lender Supplement, expressed as a Dollar amount representing the maximum aggregate permitted amount of such Revolving Facility Lender’s Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04.  The initial Dollar amount of each Revolving Facility Lender’s Revolving Facility Commitment is set forth on Schedule 2.01(as amended by any New Lender Supplement), or in the Assignment and Acceptance pursuant to which such Revolving Facility Lender shall have assumed its Revolving Facility Commitment, as applicable.  The aggregate Dollar amount of the Revolving Facility Commitments on the date hereof is $1,100,000,000.

“Revolving Facility Credit Exposure” shall mean, at any time, the sum of (a) the aggregate principal amount of the Revolving Facility Loans outstanding at such time (calculated in respect of Loans denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time), (b) the Swingline Exposure at such time and (c) the Revolving L/C Exposure at such time (calculated in respect of Revolving L/C Exposure denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time).  The Revolving Facility Credit Exposure of any Revolving Facility Lender at any time shall be the sum of (a) the aggregate principal amount of such Revolving Facility Lender’s Revolving Facility Loans outstanding at such time (calculated in respect of Loans denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time) and (b) such Revolving Facility Lender’s Revolving Facility Percentage of the Swingline Exposure and Revolving L/C Exposure at such time (calculated in respect of

Revolving L/C Exposure denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time).

“Revolving Facility Lender” shall mean a Lender with a Revolving Facility Commitment or with outstanding Revolving Facility Loans.

“Revolving Facility Loan” shall mean a Loan made by a Revolving Facility Lender pursuant to Section 2.01(a).  Each Revolving Facility Revolving Loan shall be a Eurocurrency Loan or an ABR Revolving Loan.

“Revolving Facility Percentage” shall mean, with respect to any Revolving Facility Lender, the percentage of the total Revolving Facility Commitments represented by such Lender’s Revolving Facility Commitment.  If the Revolving Facility Commitments have terminated or expired, the Revolving Facility Percentages shall be determined based upon the Revolving Facility Commitments most recently in effect, giving effect to any assignments pursuant to Section 9.04.

“Revolving L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time (calculated in respect of Letters of Credit denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time) and (b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time (calculated in respect of L/C Disbursements denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time).  The Revolving L/C Exposure of any Revolving Facility Lender at any time shall mean its Revolving Facility Percentage of the aggregate Revolving L/C Exposure at such time.

“S&P” shall mean Standard & Poor’s Ratings Group, Inc.

“Sale and Lease-Back Transaction” shall have the meaning assigned to such term in Section 6.03.

“Sanctions” shall mean the economic sanctions laws, regulations, embargoes or restrictive measures with the force of law administered, enacted or enforced by the Sanctions Authorities.

“Sanctions Authorities” shall mean (i) the United States government, (ii) the United Nations, (iii) the European Union, (iv) the United Kingdom or (v) the respective governmental institutions and agencies of any of the foregoing, including, without limitation, OFAC, the United States Department of State, and Her Majesty's Treasury.

“Screen Rate”  shall mean:

(a)in relation to the LIBO Rate, the British Bankers’ Association Interest Settlement Rate for the relevant currency and period; and

(b)in relation to the EURIBO Rate, the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period,

displayed on the appropriate page of the Reuters LIBO screen.  If the agreed page is replaced or service ceases to be available, the Administrative Agent may specify another page or service displaying the appropriate rate after consultation with the Foreign Borrowers and the Lenders.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Secured Parties” shall mean the “Secured Parties” as defined in the Collateral Agreements.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Documents” shall mean the Mortgages, the Collateral Agreements and each of the security agreements and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.10.

“Spanish Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Special Purpose Receivables Subsidiary” shall mean a direct or indirect Subsidiary of the Domestic Borrower established in connection with a Permitted Receivables Financing for the acquisition of Receivables Assets or interests therein, and which is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Domestic Borrower or any of the Subsidiaries (other than Special Purpose Receivables Subsidiaries) in the event the Domestic Borrower or any such Subsidiary becomes subject to a proceeding under the U.S. Bankruptcy Code (or other insolvency law).

“Statutory Reserves” shall mean, with respect to any currency, any reserve, liquid asset or similar requirements established by any Governmental Authority of the United States of America or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to Loans in such currency are determined.

“Sterling” shall mean the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

“Subordinated Intercompany Debt” shall have the meaning assigned to such term in Section 6.01(e).

“subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held by such Person.

“Subsidiary” shall mean a subsidiary; provided that unless the context otherwise requires, “Subsidiary” shall mean a subsidiary of the Domestic Borrower.

“Subsidiary Loan Party” shall mean a Domestic Subsidiary Loan Party or a Foreign Subsidiary Loan Party.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Domestic Borrower or any of its Subsidiaries shall be a Swap Agreement.

“Swingline Borrowing” shall mean a Borrowing comprised of Swingline Loans.

“Swingline Borrowing Request” shall mean a request by any Borrower substantially in the form of Exhibit C-2.

“Swingline Commitment” shall mean, with respect to each Swingline Lender, the commitment of such Swingline Lender to make Swingline Loans pursuant to Section 2.04.  The aggregate amount of the Swingline Commitments on the Closing Date is $30.0 million.

“Swingline Exposure” shall mean at any time the aggregate principal amount of all outstanding Swingline Borrowings at such time.  The Swingline Exposure of any Revolving Facility Lender at any time shall mean its Revolving Facility Percentage of the aggregate Swingline Exposure at such time.

“Swingline Lender” shall mean JPMorgan Chase Bank, N.A., in its capacity as a lender of Swingline Loans, and/or any other Revolving Facility Lender designated as such by the Domestic Borrower after the Closing Date that is reasonably satisfactory to the Domestic Borrower and the Administrative Agent and executes a counterpart to this Agreement as a Swingline Lender.

“Swingline Loans” shall mean the swingline loans made to any Borrower pursuant to Section 2.04.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges) or withholdings imposed by any Governmental Authority and any and all interest and penalties related thereto.

“Term Facility” shall mean, collectively, the Tranche A Term Facility and the Tranche B Term Facility.

“Term Facility Lender” shall mean a Lender with outstanding Term Facility Loans.

“Term Facility Loans” shall mean, collectively, the Tranche A Term Facility Loans and the Tranche B Term Facility Loans.

“Test Period” shall mean, on any date of determination, the period of four consecutive fiscal quarters of the Domestic Borrower then most recently ended (taken as one accounting period).

“Title Company” shall mean Title Associates Inc., as agent for Stewart Title Insurance Company, or such other nationally recognized title company as shall be selected by the Administrative Agent.

“Tranche A Term Facility” shall mean, collectively, the Loans made by the Tranche A Term Facility Lenders.

“Tranche A Term Facility Credit Exposure” shall mean, at any time, the sum of the aggregate principal amount of the Tranche A Term Facility Loans outstanding at such time.  The Tranche A Term Facility Credit Exposure of any Tranche A Term Facility Lender at any time shall be the principal amount of such Tranche A Term Facility Lender’s Tranche A Term Facility Loan outstanding at such time.

“Tranche A Term Facility Lender” shall mean a Lender with outstanding Loans under the Tranche A Term Facility.

“Tranche A  Term Facility Loans” shall mean the Loans outstanding under the Tranche A Term Facility.

“Tranche B Term Facility” shall mean, collectively, the Loans made by the Tranche B Term Facility Lenders.

“Tranche B Term Facility Credit Exposure” shall mean, at any time, the sum of the aggregate principal amount of the Tranche B Term Facility Loans outstanding at such time.  The Tranche B Term Facility Credit Exposure of any Tranche B Term Facility Lender at any time shall be the principal amount of such Tranche B Term Facility Lender’s Tranche B Term Facility Loan outstanding at such time.

“Tranche B Term Facility Lender” shall mean a Lender with outstanding Loans under the Tranche B Term Facility.

“Tranche B Term Facility Loans” shall mean the Loans outstanding under the Tranche B Term Facility.

 “Transactions” shall mean, collectively, the transactions to occur on or prior to the Closing Date pursuant to the Loan Documents, including (a) the execution and delivery of the Loan Documents and any borrowings hereunder, (b) the amendment, restatement, extension and refinancing of the Existing Credit Agreement and (c) the payment of all fees and expenses owing in connection with the foregoing.

“Treasury Management Agreement” shall mean any agreement governing the provision of treasury or cash management services, including deposit accounts, funds transfer, automated clearinghouse, auto-borrow, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services provided by a Treasury Management Counterparty for the benefit of the Borrower or a Subsidiary.

“Treasury Management Counterparty” shall mean each Lender or Affiliate of a Lender that enters into a Treasury Management Agreement; provided that if such Person at any time ceases to be a Lender or an Affiliate of a Lender, as the case may be, such Person shall no longer be a Treasury Management Counterparty.

“Type,” when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.  For purposes hereof, the term “Rate” shall include the Adjusted LIBO Rate and the Alternate Base Rate.

“UCC” shall mean (i) the Uniform Commercial Code as in effect in the applicable state of jurisdiction and (ii) certificate of title or other similar statutes relating to “rolling stock” or barges as in effect in the applicable jurisdiction.

“U.S. Bankruptcy Code” shall mean Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“U.S. Patriot Act” shall have the meaning assigned to such term in Section 3.08(a).

“Wholly Owned Subsidiary” of any Person shall mean a subsidiary of such Person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such Person or another Wholly Owned Subsidiary of such Person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.02 Terms Generally.  The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.  Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Domestic Borrower notifies the Administrative Agent that the Domestic Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Domestic Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

ARTICLE II

THE CREDITS
Section 2.01 Commitments and Loans. Subject to the terms and conditions set forth herein,

(a) each Revolving Facility Lender agrees to make Revolving Facility Loans denominated in Dollars or in a Foreign Currency to any Borrower (other than the Spanish Borrower), in each case from time to time during the Revolving Facility Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Facility Credit Exposure exceeding such Lender’s Revolving Facility Commitment, (ii) the Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitments, (iii) the Revolving Facility Credit Exposure denominated in Euros exceeding the Equivalent in Dollars determined on the date of delivery of the applicable Borrowing Request of $400.0 million and (iv) the Revolving Facility Credit Exposure denominated in Sterling exceeding the Equivalent in Dollars determined on the date of delivery of the applicable Borrowing Request of $100.0 million.  Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower (other than the Spanish Borrower) may borrow, prepay and reborrow Revolving Facility Loans.

(b) as of the Closing Date, the Tranche A Term Facility Lenders have previously extended Tranche A Term Facility Loans, and the Tranche A Term Facility Credit Exposure is set forth on Schedule 2.01.
(c) as of the Closing Date, the Tranche B Term Facility Lenders have previously extended Tranche B Term Facility Loans, and the Tranche B Term Facility Credit Exposure is set forth on Schedule 2.01.

(d) each Euro Revolving Facility Lender agrees to make Euro Revolving Facility Loans denominated in Euros to the Spanish Borrower, from time to time during the Euro Revolving Facility Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Euro Revolving Facility Credit Exposure exceeding such Lender’s Euro Revolving Facility Commitment or (ii) the Euro Revolving Facility Credit Exposure exceeding the total Euro Revolving Facility Commitments.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Spanish Borrower may borrow, prepay and reborrow Euro Revolving Facility Loans.

Section 2.02 Loans and Borrowings.

(a) Each Loan shall be made as part of a Borrowing consisting of Loans under the same Facility and of the same Type and in the same currency made by the Lenders ratably in accordance with their respective Commitments under the applicable Facility (or, in the case of Swingline Loans, in accordance with their respective Swingline Commitments).  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.15, each Borrowing denominated in Dollars shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Domestic Borrower may request in accordance herewith.  Unless and until exchanged into the Equivalent in Dollars thereof and converted into ABR Loans in accordance with Section 2.07(e),  2.15 or 2.22, each Revolving Facility Borrowing denominated in a Foreign Currency shall be comprised entirely of Eurocurrency Loans.  Each Lender at its option may make any ABR Loan or Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of any Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.16,  2.18 or 2.21 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise; provided,  further, that, notwithstanding anything set forth herein to the contrary, no Lenders shall be required to make an ABR Loan to any Foreign Borrower.

(c) At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Eurocurrency Revolving Facility Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Facility Commitments or the Euro Revolving Facility Commitments, as applicable, or that is required to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e). At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that an ABR Revolving Facility Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Facility Commitments, or that is required to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e).    Each Swingline Borrowing shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum.  Borrowings of more than one Type and under more than one Facility may be outstanding at the same time; provided that there shall not at any time be more than a total of twenty (20) Eurocurrency Borrowings outstanding at any time.

(d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.03 Requests for Borrowings.  In order to request a Borrowing, the relevant Borrower shall notify the Administrative Agent (and, in the case of a Revolving Facility Borrowing or a Euro Revolving Facility Borrowing, in either case, consisting of Loans denominated in a Foreign Currency, simultaneously to the European Administrative Agent) of such request in a written Borrowing Request signed by the Borrower making such request (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, four (4) Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, Local Time, one (1) Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Facility Borrowing to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., Local Time, on the date of the proposed Borrowing.  Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)whether the requested Borrowing is to be a Revolving Facility Borrowing or a Euro Revolving Facility Borrowing;

(ii)the aggregate amount of the requested Borrowing (expressed in Dollars);

(iii)the date of such Borrowing, which shall be a Business Day;

(iv)in the case of a Borrowing denominated in Dollars, whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

(i) in the case of a Eurocurrency Borrowing, the currency and the initial Interest Period to be applicable thereto; and
(i) the location and number of the Borrower’s account to which funds are to be disbursed, which shall be an account maintained with the Administrative Agent or the European Administrative Agent.

If no election as to the Type of Revolving Facility Borrowing is specified, then the requested Revolving Facility Borrowing shall be an ABR Borrowing.  If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the Borrower requesting such Eurocurrency Borrowing shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04 Swingline Loans.

(a) Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans to any of the Borrowers from time to time during the Revolving Facility Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Commitment or (ii) the Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitments; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Borrowing.  Interest on Swingline Loans denominated in Foreign Currency will be calculated based on the overnight EURIBO Rate.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans.

(b) To request a Swingline Borrowing, the applicable Borrower shall notify the Administrative Agent and the Swingline Lenders of such request in a written Borrowing Request signed by the Borrower making such request (x) in the case of a Swingline Borrowing denominated in Euros or Sterling, not later than 12:00 noon, Local Time, one (1) Business Day before the date of the proposed Swingline Borrowing or (y) in the case of a Swingline Borrowing denominated in Dollars, not later than 12:00 noon, Local Time on the day of the proposed Swingline Borrowing.  Each such Swingline Borrowing Request shall be irrevocable and shall specify (i) the requested date (which shall be a Business Day), (ii) the amount of the requested Swingline Borrowing (expressed in Dollars), (iii) in the case of a Swingline Borrowing denominated in Euros or Sterling, the currency requested, (iv) the term of such Swingline Loan (which, in the case of a Swingline Borrowing denominated in Euros or Sterling, shall not be more than 7 Business Days) and (v) the location and number of the Borrower’s account to which funds are to be disbursed.  Each Swingline Lender shall make each Swingline Loan to be made by it hereunder in accordance with Section 2.02(a) on the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., Local Time, to the account of the applicable Borrower (or, in the case of a Swingline Borrowing made to finance the reimbursement of an L/C Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank).

(c) A Swingline Lender may by written notice given to the Administrative Agent (and to the other Swingline Lenders) not later than 10:00 a.m., Local Time on any Business Day, require the Revolving Facility Lenders to acquire participations on such Business Day in all or a portion of the outstanding Swingline Loans made by it.  Such notice shall specify the aggregate amount of such Swingline Loans in which the Revolving Facility Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each such Lender, specifying in such notice such Lender’s Revolving Facility Percentage of such Swingline Loan or Loans.  Each Revolving Facility Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent for the account of the applicable Swingline Lender, such Revolving Facility Lender’s Revolving Facility Percentage of such Swingline Loan or Loans.  Each Revolving Facility Lender acknowledges and agrees that its respective obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Revolving Facility Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Facility Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Revolving Facility Lenders.  The Administrative Agent shall notify the applicable Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph (c), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the applicable Swingline Lender.  Any amounts received by a Swingline Lender from the applicable Borrower (or other party on behalf of such Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Facility Lenders that shall have made their payments pursuant to this paragraph and to such Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the applicable Borrower for any reason.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof.

Section 2.05 Letters of Credit.

(a) General.  Subject to the terms and conditions set forth herein, each Borrower may request the issuance of Letters of Credit for its own account in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time during the Revolving Facility Availability Period and prior to the date that is five (5) Business Days prior to the Maturity Date.  Subject to the terms and conditions set forth herein, the applicable Issuing Bank shall promptly issue the requested Letter of Credit; provided that the aggregate L/C Exposure shall not exceed the lesser of (i) the L/C Commitment and (ii) an amount equal to the total Revolving Facility Commitments less then aggregate Revolving Facility Credit Exposures then outstanding; and provided further, no Issuing Bank shall be required to issue a Letter of Credit if the aggregate face amount of all Letters of Credit issued by it shall exceed $300 million.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by any Borrower to, or entered into by such Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal (other than an automatic renewal in accordance with paragraph (c) of this Section) or extension of an outstanding Letter of Credit), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (two (2) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit and the currency (either in Dollars, a Foreign Currency, or an Alternate LC Currency) in which it is denominated, the name and address of the beneficiary thereof and such other information as shall be necessary to issue, amend, renew or extend such Letter of Credit.  If requested by the applicable Issuing Bank, a Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the Revolving L/C Exposure shall not exceed $1,100,000,000, (ii) the Revolving Facility Credit Exposure shall not exceed the total Revolving Facility Commitments, and (iii) the Equivalent in Dollars of the Revolving L/C Exposure denominated in a Foreign Currency or an Alternate LC Currency determined on the date of such issuance, amendment, renewal or extension shall not exceed (A) in the case such Foreign Currency is Euros, $350.0 million, (B) in the case such Foreign Currency is Sterling, $75.0 million, and (C) in the case of all Alternate LC Currency, $75.0 million.

(c) Expiration Date.

(i) Each Letter of Credit shall expire at or prior to the close of business on the earlier of the date one (1) year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and the date that is five (5) Business Days prior to the Maturity Date; provided that any Letter of Credit with a one-year tenor may provide for the automatic renewal thereof for additional one-year periods (which, in no event, shall extend beyond the date referred to in clause (B) of this paragraph (c)).

(ii) Notwithstanding the foregoing, any Borrower may request the issuance of a Letter of Credit that expires at or prior to the close of business on the date that is five (5) Business Days prior to the Maturity Date.

(d) Participations.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Facility Lenders, such Issuing Bank hereby grants to each Revolving Facility Lender, and each Revolving Facility Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Facility Lender’s Revolving Facility Percentage of the aggregate amount available to be drawn under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Revolving Facility Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent in Dollars, the Foreign Currency in which such Letter of Credit is denominated, or the Equivalent in Dollars of any Alternate LC Currency in which such Letter of Credit is denominated, as the case may be, for the account of the applicable Issuing Bank, such Revolving Facility Lender’s Revolving Facility Percentage of each L/C Disbursement made by such Issuing Bank not reimbursed by the applicable Borrower on the date due as provided in Section 2.05(e), or of any reimbursement payment required to be refunded to the applicable Borrower for any reason.  Each Revolving Facility Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement.  If the applicable Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower for which such Letter of Credit was issued shall reimburse such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement in Dollars, the Foreign Currency in which such Letter of Credit is denominated, or the Equivalent in Dollars of any Alternate LC Currency in which such Letter of Credit is denominated, as the case may be, not later than 5:00 p.m., Local Time, on the same Business Day such Borrower receives notice under Section 2.05(g) of such L/C Disbursement, provided that such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or Section 2.04 that such payment be financed with an ABR Revolving Facility Borrowing or a Swingline Borrowing or an Eurocurrency Revolving Loan denominated in the applicable Foreign Currency, as applicable, in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Facility Borrowing or Swingline Borrowing or Eurocurrency Revolving Loan.  If any Borrower fails to reimburse any L/C Disbursement when due, then the Administrative Agent shall promptly notify the applicable Issuing Bank and each other Revolving Facility Lender of the applicable L/C Disbursement, the payment then due from such Borrower and, in the case of a Revolving Facility Lender, such Lender’s Revolving Facility Percentage thereof.  Promptly following receipt of such notice, each Revolving Facility Lender shall pay to the Administrative Agent in Dollars, such Foreign Currency, or the Equivalent in Dollars of such Alternate LC Currency, as the case may be, its Revolving Facility Percentage of the payment then due from such Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Facility Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank in Dollars, such Foreign Currency, or the Equivalent in Dollars of such Alternate LC Currency, as the case may be, the amounts so received by it from the Revolving Facility Lenders.  Promptly following receipt by the Administrative Agent of any payment from such Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Facility Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear.  Any payment made by a Revolving Facility Lender pursuant to this paragraph to reimburse an Issuing Bank for any L/C Disbursement (other than the funding of an ABR Revolving Loan or a Swingline Borrowing or an Eurocurrency Revolving Loan as contemplated above) shall not constitute a Loan and shall not relieve any Borrower of its obligation to reimburse such L/C Disbursement.

(f) Obligations Absolute.  The obligation of each Borrower to reimburse L/C Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, any Borrower’s obligations hereunder; provided that, in each case, payment by the Issuing Bank shall not have constituted gross negligence or willful misconduct.  Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by such Borrower that are determined by a court having jurisdiction to have been caused by (i) such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof or (ii) such Issuing Bank’s refusal to issue a Letter of Credit in accordance with the terms of this Agreement.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Bank, such Issuing Bank shall be deemed to have exercised care in each such determination and each refusal to issue a Letter of Credit.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures.  The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  Such Issuing Bank shall promptly notify the Administrative Agent and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make a L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve any Borrower of its obligation to reimburse such Issuing Bank and the Revolving Facility Lenders with respect to any such L/C Disbursement.

(h) Interim Interest.  If an Issuing Bank shall make any L/C Disbursement, then, unless the applicable Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that such Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to ABR Revolving Loans or Eurocurrency Revolving Loans denominated in the applicable Foreign Currency, as applicable; provided that, if such L/C Disbursement is not reimbursed by such Borrower when due pursuant to paragraph (e) of this Section, then Section 2.14(c) shall apply; provided further that any L/C Disbursement that is reimbursed after the date such L/C Disbursement is required to be reimbursed under paragraph (e) of this Section, (A) be payable in Dollars, the Foreign Currency in which such Letter of Credit is denominated, or the Equivalent in Dollars of any Alternate LC Currency in which such Letter of Credit is denominated, as the case may be, (B) bear interest at the rate per annum then applicable to ABR Revolving Loans or Eurocurrency Revolving Loans denominated in the applicable Foreign Currency, as applicable, and (C) Section 2.14(c) shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Facility Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Revolving Facility Lender to the extent of such payment.

(i) Replacement of an Issuing Bank.  An Issuing Bank may be replaced at any time by written agreement among the Borrowers, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank.  The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank.  At the time any such replacement shall become effective, each Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.13.  From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require.  After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of such Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization.  If any Event of Default shall occur and be continuing, (i) in the case of an Event of Default described in Section 7.01(h),  (i) or (l), on the Business Day or (ii) in the case of any other Event of Default, on the third Business Day, in each case, following the date on which any Borrower receives notice from the Administrative Agent (or, if the maturity of the Loans has been accelerated, Revolving Facility Lenders with Revolving L/C Exposure representing greater than 50% of the total Revolving L/C Exposure) demanding the deposit of cash collateral pursuant to this paragraph, such Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in Dollars in cash equal to the Revolving L/C Exposure as of such date plus any accrued and unpaid interest thereon; provided that, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h),  (i) or (l) of Section 7.01, the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable in Dollars, such Foreign Currency, or the Equivalent in Dollars of such Alternate LC Currency, without demand or other notice of any kind.  Each Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.12(b).  Each such deposit pursuant to this paragraph or pursuant to Section 2.12(b) shall be held by the Administrative Agent as Collateral for the payment and performance of the obligations of the applicable Borrower under this Agreement.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of (i) for so long as an Event of Default shall be continuing, the Administrative Agent and (ii) at any other time, the applicable Borrower, in each case, in Permitted Investments and at the risk and expense of such Borrower, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for L/C Disbursements for which such Issuing Bank has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the applicable Borrower for the Revolving L/C Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Facility Lenders with Revolving L/C Exposure representing greater than 50% of the total Revolving L/C Exposure), be applied to satisfy other obligations of such Borrower under this Agreement.  If any Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three (3) Business Days after all Events of Default have been cured or waived.  If any Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.12(b), such amount (to the extent not applied as aforesaid) shall be returned to such Borrower as and to the extent that, after giving effect to such return, such Borrower would remain in compliance with Section 2.12(b) and no Event of Default shall have occurred and be continuing.

(k) Additional Issuing Banks.  From time to time, the Borrowers may by notice to the Administrative Agent designate up to three Lenders (in addition to JPMorgan) that agree (in their sole discretion) to act in such capacity and are reasonably satisfactory to the Administrative Agent as Issuing Banks.  Each such additional Issuing Bank shall execute a counterpart of this Agreement upon the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and shall thereafter be an Issuing Bank hereunder for all purposes.

(l) Reporting.  Unless otherwise requested by the Administrative Agent, each Issuing Bank shall (i) provide to the Administrative Agent copies of any notice received from any Borrower pursuant to Section 2.05(b) no later than the next Business Day after receipt thereof and (ii) report in writing to the Administrative Agent (A) on or prior to each Business Day on which such Issuing Bank expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the aggregate face amount of the Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension occurred (and whether the amount thereof changed), and the Issuing Bank shall be permitted to issue, amend, renew or extend such Letter of Credit if the Administrative Agent shall not have advised the Issuing Bank that such issuance, amendment renewal or extension would not be in conformity with the requirements of this Agreement, (B) on each Business Day on which such Issuing Bank makes any L/C Disbursement, the date of such L/C Disbursement and the amount of such L/C Disbursement and (C) on any other Business Day, such other information as the Administrative Agent shall reasonably request, including but not limited to prompt verification of such information as may be requested by the Administrative Agent.  If requested by any Lender, the Administrative Agent shall provide copies to such Lender of the reports referred to in clause (ii) of the preceding sentence and a summary of such reports on a monthly basis.

Section 2.06 Funding of Borrowings.

(a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds, (i) in the case of a Loan denominated in Dollars, in Dollars, by 12:00 noon, Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, and (ii) in the case of a Loan denominated in a Foreign Currency, in the applicable Foreign Currency, by 12:00 noon, Local Time, to the account of the European Administrative Agent most recently designated by the Administrative Agent for such purpose by notice to the Lenders, as the case may be;  provided that Swingline Loans shall be made as provided in Section 2.04.  The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower maintained with the Administrative Agent in New York City or as otherwise agreed between such Borrower and the Administrative Agent, and designated by such Borrower in the Borrowing Request; provided that ABR Revolving Loans, Swingline Borrowings and Eurocurrency Revolving Loans made to finance the reimbursement of a L/C Disbursement and reimbursements as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b) Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, (A) for Loans denominated in Dollars, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) for Loans denominated in a  Foreign Currency, the greatest of the Federal Funds Rate, the cost of funds incurred by the Administrative Agent or European Administrative Agent in respect of such amount and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, (A) for Loans denominated in Dollars, the interest rate applicable to ABR Loans and (B) for Loans denominated in a Foreign Currency, the greater of the interest rate applicable to ABR Loans and the cost of funds incurred by the Administrative Agent or European Administrative Agent in respect of such amount.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

Section 2.07 Interest Elections.

(a) Each Borrowing denominated in Dollars initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, each Borrower may elect, in the case of a Borrowing denominated in Dollars, to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section.  Each Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.  This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) To make an election pursuant to this Section, a Borrower shall notify the Administrative Agent of such election by delivering a written Interest Election Request, in a form approved by the Administrative Agent and signed by such Borrower, by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such Interest Election Request shall be irrevocable.

(c) Each written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii) in the case of a Borrowing denominated in Dollars, whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and
(iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election.

If any such Interest Election Request made by any Borrower requests a Eurocurrency Borrowing but does not specify an Interest Period, then such Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If any Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, (i) if such Borrowing is denominated in Dollars, such Borrower shall be deemed to have converted such Borrowing to an ABR Borrowing, and (ii) if such Borrowing is denominated in a Foreign Currency, such Borrower shall be deemed to have selected a one month Interest Period for such Borrowing.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies such Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurocurrency Borrowing, (ii) unless repaid, each Eurocurrency Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (iii) unless repaid, each Eurocurrency Borrowing denominated in a Foreign Currency shall bear interest calculated on the one-week EURIBO Rate.

Section 2.08 Termination and Reduction of Commitments.
(a) Unless previously terminated, the Revolving Facility Commitments and the Euro Revolving Facility Commitments shall terminate on the Maturity Date.
(b) [Reserved].

(c) [Reserved].

(d) Each Borrower may at any time terminate, or from time to time reduce, the Commitments under any Facility; provided that (i) each reduction of the Commitments under any Facility shall be in an amount that is an integral multiple of $1.0 million and not less than $5.0 million (or, if less, the remaining amount of the Commitments), (ii) no Borrower shall terminate or reduce the Revolving Facility Commitments if, after giving effect to any concurrent prepayment of the Revolving Facility Loans in accordance with Section 2.12, the Revolving Facility Credit Exposure would exceed the total Revolving Facility Commitments and (iii) no Borrower shall terminate or reduce the Euro Revolving Facility Commitments if the Euro Revolving Facility Credit Exposure would exceed the total Euro Revolving Facility Commitments.

(e) Each Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (d) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by any Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Facility Commitments or Euro Revolving Facility Commitments delivered by such Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of the Commitments shall be permanent.  Each reduction of the Commitments under any Facility shall be made ratably among the Lenders in accordance with their respective Commitments under such Facility.

Section 2.09 Increase of Commitments.

(a) Each Borrower shall have the right to increase the Commitments (other than the Euro Revolving Facility Commitments) from time to time pursuant to this Section 2.09 (subject to the restrictions of Section 2.09(d)) as long as no Default or Event of Default has occurred and is continuing.  In the event that any Borrower wishes to increase the aggregate Commitments (other than the Euro Revolving Facility Commitments) under any Facility (other than the Euro Revolving Facility) at any time, it shall notify the Administrative Agent in writing of the Facility or Facilities to be increased and the amount (the “Offered Increase Amount”) of such proposed increase (such notice, a “Commitment Increase Notice”); provided, that the aggregate amount of any such increase in Commitments shall be at least $25.0 million.  Such Borrower may, at its election, offer one or more of the Lenders the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to Section 2.09(c) below and/or  with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), offer one or more additional banks, financial institutions or other entities the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to Section 2.09(b) below.  Each Commitment Increase Notice shall specify which Lenders and/or banks, financial institutions or other entities such Borrower desires to participate in such Commitment increase.  Such Borrower or, if requested by such Borrower, the Administrative Agent, will notify such Lenders and/or banks, financial institutions or other entities of such offer.

(b) Any additional bank, financial institution or other entity which such Borrower selects to offer participation in the increased Commitments and which elects to become a party to this Agreement and provide a Commitment in an amount so offered and accepted by it pursuant to Section 2.09(a)(ii) shall execute a New Lender Supplement (in the form specified by the Administrative Agent, each a “New Lender Supplement”) which such Borrower and the Administrative Agent, whereupon such bank, financial institution or other entity (herein called a “New Lender”) shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and Schedule 2.01 shall be deemed to be amended to add the name and Commitment of such New Lender, provided that the Commitment of any such new Lender shall be in an amount not less than $5,000,000, provided further that on the effective date of such New Lender Supplement, there shall be no outstanding Eurocurrency Loans hereunder under the Facility being increased or, if any Eurocurrency Loans under the Facility being increased would be outstanding on the effective date of any such New Lender Supplement, such Borrower shall either (x) convert such Eurocurrency Loans to ABR Loans, or (y) prepay, in accordance with the provisions of Section 2.12, such Eurocurrency Loans immediately prior to such New Lender Supplement becoming effective (subject, in either case, to the payment provisions hereof).

(c) Any Lender which accepts an offer to it by either Borrower to increase its Commitment pursuant to Section 2.09(a)(ii) shall, in each case, execute a Commitment Increase Supplement (in the form specified by the Administrative Agent, each a “Commitment Increase Supplement”) with such requesting Borrower and the Administrative Agent whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and Schedule 2.01 shall be deemed to be amended to so increase the Commitment of such Lender.

(d) Notwithstanding anything to the contrary in this Section 2.09 (i) in no event shall transactions effected pursuant to this Section 2.09, taken in the aggregate, cause the aggregate Commitments hereunder to increase by an amount greater than $150.0 million and (ii) no Lender shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion.

Section 2.010 Repayment of Loans; Evidence of Debt.

(a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Facility Lender the then unpaid principal amount of each Revolving Facility Loan to such Borrower on the Maturity Date, (ii) to the European Administrative Agent for the account of each Euro Revolving Facility Lender the then unpaid principal amount of each Euro Revolving Facility Loan to such Borrower on the Maturity Date and (iii)  to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to such Borrower on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least seven (7) Business Days after such Swingline Loan is made; provided that on each date that a Revolving Facility Borrowing (other than a Borrowing that is required to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e)) is made by the Domestic Borrower, the Domestic Borrower shall repay all Swingline Loans then outstanding.

(b) The Domestic Borrower hereby unconditionally promises to pay the Administrative Agent for the account of each Tranche A Term Facility Lender holding Tranche A Term Facility Loans (i) on each March 31, June 30, September 30 and December 31, through the Maturity Date,  $2,000,000 and (ii) the aggregate amount of unpaid Tranche A Term Facility Loans on the Maturity Date.

(c) The Domestic Borrower hereby unconditionally promises to pay the Administrative Agent for the account of each Tranche B Term Facility Lender holding Tranche B Term Facility Loans (i) on each March 31, June 30, September 30 and December 31, through the Maturity Date, $3,000,000 and (ii) the aggregate amount of unpaid Tranche B Term Facility Loans on the Maturity Date.

(d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(e) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Facility and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) any amount received by such Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(f) The entries made in the accounts maintained pursuant to Section 2.08(d) or (e) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

(g) Any Lender may request that Loans made by it to any Borrower be evidenced by a promissory note substantially in the form of Exhibit I,  Exhibit J or Exhibit K, as may be applicable to such Lender.  In such event, each such Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.011 Repayment of Revolving Facility Loans, Euro Revolving Facility Loans and Term Facility Loans.  Prior to any repayment of any Borrowing under any Facility hereunder, a Borrower shall select the Borrowing or Borrowings under the applicable Facility to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 2:00 p.m., Local Time, (i) in the case of an ABR Borrowing, one Business Day before the scheduled date of such repayment and (ii) in the case of a Eurocurrency Borrowing, three Business Days before the scheduled date of such repayment.  Each repayment of a Borrowing under a Facility shall be applied to the Loans under such Facility included in the repaid Borrowing such that each Lender under such Facility receives its ratable share of such repayment (based upon the respective Revolving Facility Credit Exposures of the Revolving Facility Lenders at the time of such repayment or upon the respective Euro Revolving Facility Credit Exposures of the Euro Revolving Facility Lenders at the time of such repayment, as applicable).    Notwithstanding anything to the contrary in the immediately preceding sentence, prior to any repayment of a Swingline Borrowing hereunder, the Domestic Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 1:00 p.m., Local Time, on the scheduled date of such repayment.  Repayments of Borrowings shall be accompanied by accrued interest on the amount repaid.

Section 2.012 Prepayment of Loans.

(a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (but subject to Section 2.17), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in accordance with Section 2.11.  Any prepayment of the Tranche A Term Facility or the Tranche B Term Facility made under this Section 2.12(a) shall be applied to the remaining scheduled payments under the Tranche A Term Facility or Tranche B Term Facility, respectively, in direct order of maturity.

(b) (i)If on any date, the Administrative Agent notifies the Domestic Borrower that, on the last day of any month, the sum of (i) the sum of aggregate principal amount of all Revolving Facility Loans denominated in Dollars plus the aggregate principal amount of all Letters of Credit denominated in Dollars then outstanding plus (ii) the Equivalent in Dollars (determined on the third Business Day prior to such interest payment date) of the sum of the aggregate principal amount of all Revolving Facility Loans denominated in Foreign Currencies plus the aggregate principal amount of all Letters of Credit denominated in Foreign Currencies or Alternate LC Currencies then outstanding exceeds 105% of the aggregate Revolving Facility Commitments of the Lenders on such date, the Domestic Borrower and each other Borrower shall, as soon as practicable and in any event within two Business Days following such date, prepay the outstanding principal amount of any Revolving Facility Loans owing by such Borrower in an aggregate amount (or deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) sufficient to reduce such sum to an amount not to exceed 100% of the aggregate Revolving Facility Commitments of the Lenders on such date together with any interest accrued to the date of such prepayment on the aggregate principal amount of Revolving Facility Loans prepaid.  The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.12(b)(i) to the Domestic Borrower and the Lenders.

(i) If on any date, the Administrative Agent notifies the Domestic Borrower that, on the last day of any month, the sum of (i) the aggregate principal amount of the Tranche B Term Facility Loans denominated in Dollars then outstanding plus (ii) the Equivalent in Dollars (determined on the third Business Day prior to such interest payment date) of aggregate principal amount of all Tranche B Term Facility

Loans denominated in Foreign Currencies then outstanding exceeds  $166,425,000, the Domestic Borrower and each other Borrower shall, as soon as practicable and in any event within five Business Days following such date, prepay the outstanding principal amount of any Tranche B Term Facility Loans owing by such Borrower in an aggregate amount sufficient to reduce such sum to an amount not to exceed $240 million, together with any interest accrued to the date of such prepayment on the aggregate principal amount of Tranche B Term Facility Loans prepaid.  The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.12(b)(ii) to the Domestic Borrower and the Lenders.

(c) On each date on or after the Closing Date upon which either Borrower or any Subsidiary receives any cash proceeds from any Asset Disposition, an amount equal to 100% of the Net Proceeds therefrom shall be applied on such date as a mandatory prepayment in accordance with Section 2.12(d);  provided,  however, that such Net Proceeds shall not be required to be so applied on such date so long as no Event of Default then exists and such Net Proceeds shall be used to purchase Property (other than inventory) used or to be used in the businesses permitted pursuant to Section 6.08 within one year following the date of such Asset Disposition; provided that a binding commitment to purchase such property shall be treated as a permanent application thereof pursuant to this clause (c) from the date of such commitment until the earlier of (x) the date on which such expenditure is made and (y) the 180th day following the expiration of the aforementioned one year period.

(d) Each prepayment of Borrowings pursuant to Section 2.12(c) shall be applied ratably to the Tranche A Term Facility and the Tranche B Term Facility.  Prepayments pursuant to Section 2.12(c) shall be accompanied by accrued interest to the extent required by Section 2.14.  Each prepayment of Borrowings pursuant to Section 2.12(c) shall be applied, first,  to any ABR Borrowings then outstanding, and, second, to any Eurocurrency Borrowings then outstanding, and if more than one Eurocurrency Borrowing is then outstanding, to each such Eurocurrency Borrowing in order of priority beginning with the Eurocurrency Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurocurrency Borrowing with the most number of days remaining in the Interest Period applicable thereto.

Section 2.013 Fees.

(a) The Domestic Borrower agrees to pay to each Lender, through the Administrative Agent, 10 Business Days after the last day of March, June, September and December in each year, and three Business Days after the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a “Commitment Fee”) on the daily amount of the Revolving Facility Available Unused Commitment of such Lender during the preceding quarter (or other period commencing with the Closing Date and ending with the date on which the last of the Commitments of such Lender shall be terminated) at the rate per annum set forth under the caption “Commitment Fee” below based upon the Leverage Ratio as of the most recent determination date.

Leverage Ratio	Commitment Fee (in basis points)

Category 1 Equal to or greater than 3.00 to 1.00	50.0
Category 2 Less than 3.00 to 1.00 but equal to or greater than 2.25 to 1.00	50.0
Category 3 Less than 2.25 to 1.00 but equal to or greater than 1.50 to 1.00	37.5
Category 4 Less than 1.50 to 1.00	37.5

All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.  For the purpose of calculating any Lender’s Commitment Fee, the outstanding Swingline Loans during the period for which such Lender’s Commitment Fee is calculated shall be deemed to be zero.  The Commitment Fee due to each Lender shall begin to accrue on the Closing Date and shall cease to accrue on the date on which the last of the Commitments of such Lender shall be terminated as provided herein.

(b) The Domestic Borrower from time to time agrees to pay to each Revolving Facility Lender (other than any Defaulting Lender), through the Administrative Agent, 15 Business Days after the last day of March, June, September and December of each year and three Business Days after the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a fee (an “L/C Participation Fee”) on such Lender’s Revolving Facility Percentage of the daily aggregate Revolving L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements), during the preceding quarter (or shorter period commencing with the Closing Date and ending with the Maturity Date or the date on which the Revolving Facility Commitments shall be terminated) at the rate per annum set forth below based upon the Leverage Ratio as of the most recent determination date.

Leverage Ratio	Performance L/C Fee Rate (in basis points)	Financial L/C Fee Rate (in basis points)

Category 1 Equal to or greater than 3.00 to 1.00	140.0	250.0
Category 2 Less than 3.00 to 1.00 but equal to or greater than 2.25 to 1.00	125.0	225.0
Category 3 Less than 2.25 to 1.00 but equal to or greater than 1.50 to 1.00	110.0	200.0
Category 4 Less than 1.50 to 1.00	95.0	175.0

Each Borrower from time to time agrees to pay to each Issuing Bank, for its own account, (i) 15 Business Days after the last day of March, June, September and December of each year and three Business Days after the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a fronting fee in respect of each Letter of Credit issued by such Issuing Bank at the request of such Borrower for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit (computed at a rate equal to 1/8 of 1% per annum of the daily average stated amount of such Letter of Credit), plus (ii) in connection with the issuance, amendment or transfer of any such Letter of Credit or any L/C Disbursement thereunder, such Issuing Bank’s customary documentary and processing charges (collectively, “Issuing Bank Fees”).  All L/C Participation Fees and Issuing Bank Fees that are payable on a per annum basis shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(c) The Domestic Borrower agrees to pay to the Administrative Agent, for the account of the Administrative Agent, the fees set forth in the Fee Letter, as amended, restated, supplemented or otherwise modified from time to time, at the times specified therein (the “Administrative Agent Fees”).

(d) The Domestic Borrower agrees to pay to each Lender, through the European Administrative Agent, 10 Business Days after the last day of March, June, September and December in each year, and three Business Days after the date on which the Euro Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a “Euro Commitment Fee”) on the daily amount of the Euro Revolving Facility Available Unused Commitment of such Lender during the preceding quarter (or other period commencing with the Closing Date and ending with the date on which the last of the Commitments of such Lender shall be terminated) at the rate per annum set forth under the caption “Euro Commitment Fee” below based upon the Leverage Ratio as of the most recent determination date.

Leverage Ratio	Euro Commitment Fee (in basis points)

Category 1 Equal to or greater than 3.00 to 1.00	50.0
Category 2 Less than 3.00 to 1.00 but equal to or greater than 2.25 to 1.00	50.0
Category 3 Less than 2.25 to 1.00 but equal to or greater than 1.50 to 1.00	37.5
Category 4 Less than 1.50 to 1.00	37.5

(e) The Domestic Borrower agrees to pay to the Administrative Agent, for the account of the European Administrative Agent, the fees set forth in the Fee Letter, as amended, restated, supplemented or otherwise modified from time to time, at the times specified therein (the “Euro Administrative Agent Fees”).

(f) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that Issuing Bank Fees shall be paid directly to the applicable Issuing Banks.  Once paid, none of the Fees shall be refundable under any circumstances.

Section 2.014 Interest.
(a) Each Borrower shall pay interest on the unpaid principal amount of each ABR Loan made to such Borrower at the Alternate Base Rate plus the Applicable Margin.

(b) Each Borrower shall pay interest on the unpaid principal amount of each Eurocurrency Loan made to such Borrower at the Adjusted LIBO Rate for the Interest Period in effect for such Eurocurrency Loan plus the Applicable Margin.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any Fees or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such Borrower shall pay interest on such overdue amount, after as well as before judgment, at a rate per annum equal to (x) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (y) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section; provided that this paragraph (c) shall not apply to any Event of Default that has been waived by the Lenders pursuant to Section 9.08.

(d) Accrued interest on each Loan shall be payable by the applicable Borrower in arrears on each Interest Payment Date for such Loan and upon termination of the Revolving Facility Commitments and the Euro Revolving Facility Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Facility Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) all interest on Loans denominated in Sterling shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate, Adjusted LIBO Rate, LIBO Rate or EURIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.015 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing denominated in any currency:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the LIBO Rate or the EURIBO Rate, as applicable, for such Interest Period; or

(b) the Administrative Agent is advised by the Required Lenders or the Majority Lenders under any Facility that the Adjusted LIBO Rate, the LIBO Rate or the EURIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in the Borrowings under such Facility for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and such Borrowing, if denominated in Dollars, shall be converted to, and if denominated in Euros, shall be exchanged into the Equivalent thereof in Dollars and converted to, an ABR Borrowing, in each case on the last day of the Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing or shall be made as a Borrowing bearing interest at such rate as the Required Lenders or the Majority Lenders under the relevant Facility shall agree adequately reflects the costs to the Lenders under such Facility of making the Loans comprising such Borrowing.

Section 2.016 Increased Costs.
(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate or those for which payment has been requested pursuant to Section 2.21) or Issuing Bank; or

(ii) impose on any Lender or Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein (except those for which payment has been requested pursuant to Section 2.21);

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan) to any Borrower or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then such Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered.

(b) If any Lender or Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or any of the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time each Borrower to which such Loans were made or are to be made shall pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error.  Each Borrower shall pay such Lender or Issuing Bank, as applicable, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Promptly after any Lender or any Issuing Bank has determined that it will make a request for increased compensation pursuant to this Section 2.16, such Lender or Issuing Bank shall notify the Borrowers thereof.  Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that no Borrower shall be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank, as applicable, notifies such Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.017 Break Funding Payments.  In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by any Borrower pursuant to Section 2.20, then, in any such event, such Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.  In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to be the amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue a Eurocurrency Loan, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in Dollars if such Loan is denominated in Dollars or the applicable Foreign Currency if such Loan is denominated in such Foreign Currency, as the case may be, of a comparable amount and period from other banks in the Eurocurrency market.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to such Borrower and shall be conclusive absent manifest error.  Such Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.018 Taxes.

(a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if a Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) any Agent, Lender or Issuing Bank, as applicable, receives an amount equal to the sum it would have received had no such deductions for Indemnified Taxes and Other Taxes been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, each Loan Party shall pay any Other Taxes payable on account of any obligation of such Loan Party to the relevant Governmental Authority in accordance with applicable law.

(c) Each Loan Party shall indemnify each Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (other than Indemnified Taxes or Other Taxes resulting from gross negligence or willful misconduct of such Agent, Lender or Issuing Bank and without duplication of any amounts indemnified under Section 2.18(a)) paid by such Agent, Lender or Issuing Bank, as applicable, on or with respect to any payment by or on account of any obligation of such Loan Party under any Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability and setting forth in reasonable detail the calculation for such payment or liability delivered to such Loan Party by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf, on behalf of another Agent or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error of the Lender, the Issuing Bank or the Administrative Agent.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the

Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Any Lender, Agent or Issuing Bank that is entitled to an exemption from or reduction of withholding Tax otherwise indemnified against by a Loan Party pursuant to this Section 2.18 with respect to payments under any Loan Document shall deliver to the relevant Borrower or the relevant Governmental Authority (with a copy to the Administrative Agent), to the extent such Lender, Agent or Issuing Bank is legally entitled to do so, at the time or times prescribed by applicable law such properly completed and executed documentation prescribed by applicable law as may reasonably be requested by such Borrower to permit such payments to be made without such withholding tax or at a reduced rate; provided that no Lender shall have any obligation under this paragraph (e) with respect to any withholding Tax imposed by any jurisdiction other than the United States or the jurisdiction under the laws of which any Borrower is organized or in which it is treated as a tax resident if in the reasonable judgment of such Lender such compliance would subject such Lender to any material cost or expense not reimbursed or indemnified by the Loan Parties or would otherwise prejudice such Lender’s interest in any material respect.

(f) In the case of a Lender or Issuing Bank that would be subject to withholding tax imposed by FATCA on payments made under this Agreement or any other Loan Document if such Lender or Issuing Bank fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or Issuing Bank shall provide such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by either Borrower or the Administrative Agent as may be necessary for such Borrower or the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender or Issuing Bank has complied with such Lender’s or Issuing Bank’s obligations under FATCA, or to determine the amount to deduct and withhold from any such payments.

(g) If an Agent, Lender or Issuing Bank determines, in good faith and in its sole discretion, that it has received a refund of any taxes in respect of or calculated with reference to Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid additional amounts pursuant to this Section 2.18, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.18 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent, Lender or Issuing Bank (including any Taxes imposed with respect to such refund) as is determined by the Agent, Lender or Issuing Bank in good faith and in its sole discretion, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of such Agent, Lender or Issuing Bank, agrees to repay as soon as reasonably practicable the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent, Lender or Issuing Bank in the event such Agent, Lender or Issuing Bank is required to repay such refund to such Governmental Authority.  This Section shall not be construed to require any Agent, Lender or Issuing Bank to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Loan Parties or any other Person.

Section 2.019 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Unless otherwise specified, each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of L/C Disbursements, or of amounts payable under Section 2.16,  2.17,  2.18, or 2.21, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrowers by the Administrative Agent, except payments to be made directly to the applicable Issuing Bank or the applicable Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.16,  2.17,  2.18, or 2.21 and 9.05 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  Except for Loans denominated in any Foreign Currency (the principal of and interest on which hereunder shall be paid in such Foreign Currency) and except for reimbursement obligations with respect to any Letter of Credit denominated in any Foreign Currency (which shall be paid in such Foreign Currency), all payments hereunder of (i) principal or interest in respect of any Loan, (ii) reimbursement obligations with respect to any Letter of Credit or (iii) any other amount due hereunder or under any other Loan Document shall be made in Dollars or the Equivalent in Dollars.  Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if such Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by such Administrative Agent to make such payment.

(b) If at any time insufficient funds are received by and available to the Administrative Agent from any Borrower to pay fully all amounts of principal, unreimbursed L/C Disbursements, interest and fees then due from such Borrower hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due from such Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed L/C Disbursements then due from such Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed L/C Disbursements then due to such parties.

(c) If any Lender shall, by exercising any right of set-off or counterclaim, through the application of any proceeds of Collateral or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in L/C Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in L/C Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in L/C Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in L/C Disbursements and Swingline Loans;  provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (c) shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Disbursements to any assignee or participant, other than to such Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph (c) shall apply).  Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the applicable Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as applicable, the amount due.  In such event, if such Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as applicable, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c),  2.05(d) or (e),  2.06(b) or 2.19(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

(f) To the extent that the Administrative Agent receives funds for application to the amounts owing by any Borrower under or in respect of this Agreement in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Lenders in accordance with the terms of this Section 2.19, the Administrative Agent shall be entitled to convert or exchange such funds into Dollars,  a Foreign Currency, or an Alternate LC Currency or from Dollars to a Foreign Currency or an Alternate LC Currency or from a Foreign

Currency or an Alternate LC Currency to Dollars, as the case may be, to the extent necessary to enable the Agent to distribute such funds in accordance with the terms of this Section 2.19; provided that each Borrower and each of the Lenders hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by such Borrower or such Lender as a result of any conversion or exchange of currencies affected pursuant to this Section 2.19(f) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; and provided further that each applicable Borrower agrees to indemnify the Administrative Agent and each Lender, and hold the Administrative Agent and each Lender harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Lender for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.19(f).

Section 2.020 Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.16 or 2.21, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.16,  2.18 or 2.21, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect.  The relevant Loan Party hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.16 or 2.21, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, or is a Defaulting Lender, then such Loan Party may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Loan Party shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or such Loan Party (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.16 or 2.21 or payments required to be made pursuant to Section 2.18, such assignment will result in a reduction in such compensation or payments.  Nothing in this Section 2.20 shall be deemed to prejudice any rights that any Loan Party may have against any Lender that is a Defaulting Lender.

(c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 9.08 requires the consent of all of the Lenders affected and with respect to which the Required Lenders or the Majority Lenders, if applicable, shall have granted their consent, then provided no Event of Default then exists, such Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans, and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent, provided that:  (i) all Obligations of Borrowers owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon.  In connection with any such assignment each Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.04.

Section 2.021 Additional Reserve Costs.

(a) For so long as any Lender is required to make special deposits with the Bank of England or comply with reserve assets, liquidity, cash margin or other requirements of the Bank of England, to maintain reserve asset ratios or to pay fees, in each case in respect of such Lender’s Eurocurrency Loans, each Borrower shall pay, contemporaneously with each payment of interest on each of such Loans made to such Borrower, additional interest on such Loan at a rate per annum equal to the Mandatory Costs Rate calculated in accordance with the formula and in the manner set forth in Exhibit F hereto.

(b) Any additional interest owed pursuant to paragraph (a) above shall be determined by the applicable Lender, which determination shall be conclusive absent manifest error, and notified to the applicable Borrower (with a copy to the Administrative Agent) at least five Business Days before each date on which interest is payable for the applicable Loan, and such additional interest so notified to such Borrower by such Lender shall be payable to the Administrative Agent for the account of such Lender on each date on which interest is payable for such Loan.

Section 2.022 Illegality.  If any Lender reasonably determines that any change in law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for any Lender or its applicable lending office to make or maintain any Eurocurrency Loans in Dollars or Euros or any other Foreign Currency, then, on notice thereof by such Lender to any Borrower through the Administrative Agent, any obligations of such Lender to make or continue Eurocurrency Loans in Dollars or Euros or such other Foreign Currency, or to convert ABR Borrowings to Eurocurrency Borrowings denominated in Dollars, as the case may be, shall be suspended until such Lender notifies the Administrative Agent and such Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, such Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), if such Eurocurrency Borrowings are denominated in Dollars, convert all such Eurocurrency Borrowings of such Lender made to such Borrower to ABR Borrowings, and if such Eurocurrency Borrowings are denominated in a Foreign Currency, exchange all such Eurocurrency Borrowings into the Equivalent thereof in Dollars and convert such Borrowings to ABR Borrowings, in each case either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans.  Upon any such prepayment or conversion, such Borrower shall also pay accrued interest on the amount so prepaid or converted.

Section 2.023 Additional Borrowers.  Upon the execution and delivery by any Additional Foreign Borrower acceptable to the Administrative Agent in its reasonable judgment of a supplement to this Agreement, in substantially the form of Exhibit H hereto (a “Credit Agreement Supplement”) with such changes and modifications thereto as may be required by the laws of any applicable foreign jurisdiction, (i) such Person shall be referred to as a “Foreign Borrower” and shall be and become a Foreign Borrower, and each reference in this Agreement to a “Foreign Borrower” shall also mean and be a reference to such Foreign Borrower and each reference in any other Loan Document to a “Foreign Borrower” or a “Loan Party” shall also mean and be a reference to such Foreign Borrower, and (ii) such Person shall assume all of the Obligations of a Foreign Borrower which is organized in the same jurisdiction as such Additional Foreign Borrower; provided,  however, that the Administrative Agent, the Lenders and the Issuing Banks shall have received, at least five Business Days prior to the making of Loans to or issuance of Letters of Credit for the account of any such additional Foreign Borrower, all documentation and other information relating to such Foreign Borrower requested by them for purposes of ensuring compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the U.S. Patriot Act.

Section 2.01 Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.13(a);

(b) the Commitment of such Defaulting Lender shall not be included in determining whether all Lenders, the Required Lenders or the Majority Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.08), provided that any waiver, amendment or modification requiring the consent of each affected Lender shall require the consent of such Defaulting Lender.

(c) if any L/C Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such L/C Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Revolving Facility Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Facility Credit Exposures plus such Defaulting Lender’s L/C Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Facility Commitments, (y) the Revolving Facility Credit Exposure of any non-Defaulting Lender does not exceed such non-Defaulting Lender’s Revolving Facility Commitment, and (z) the conditions set forth in Section 4.01 are satisfied at such time; and

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the applicable Borrower shall within one (1) Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such L/C Exposure is outstanding;

(iii) if the applicable Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 2.24(c), the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.13(b) with respect to such Defaulting Lender’s L/C Exposure during the period such Defaulting Lender’s L/C Exposure is cash collateralized;

(iv) if the L/C Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.24(c), then the fees payable to the Lenders pursuant to Section 2.13(a) and Section 2.13(a) shall be adjusted in accordance with such non-Defaulting Lenders’ Revolving Facility Percentages; or

(v) if any Defaulting Lender’s L/C Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.24(c),  then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all Commitment Fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such L/C Exposure) under Section 2.13(a) and letter of credit fees payable under Section 2.13(b) with respect to such Defaulting Lender’s L/C Exposure shall be payable to the Issuing Bank until such L/C Exposure is cash collateralized and/or reallocated.

(d) If any Swingline Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such Defaulting Lender’s Swingline Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Revolving Facility Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Facility Credit Exposures plus such Defaulting Lender’s L/C Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments, (y) the Revolving Facility Credit Exposure of any non-Defaulting Lender does not exceed such non-Defaulting Lender’s Revolving Facility Commitment, and (z) the conditions set forth in Section 4.01 are satisfied at such time;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, then the Domestic Borrower shall within one (1) Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s Swingline Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 7.01 for so long as such Swingline Exposure is outstanding; or

(iii) if the Swingline Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.24(d), then the fees payable to the Lenders pursuant to

Section 2.13(a) and Section 2.13(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Revolving Facility Percentages (calculated without regard to such Defaulting Lender’s Commitment).

(e) so long as any Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure of such Defaulting Lender will be 100% covered by the Revolving Facility Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Domestic Borrower in accordance with Section 2.24(c),  and participating interests in any such newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.24(c)(i) (and any Defaulting Lender shall not participate therein).  For the avoidance of doubt, the existence of a Defaulting Lender shall not affect the obligation of the Issuing Bank to issue Letters of Credit but shall only reduce the L/C Commitment by the amount allocated to such Defaulting Lender to the extent the Defaulting Lender’s obligations under Section 2.05(d) are not reallocated to other non-Defaulting Lenders or cash collateralized.

In the event that the Administrative Agent, the Borrower, the Swingline Lender and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Defaulting Lender to be a Defaulting Lender, then the L/C Exposure of the non-Defaulting Lenders shall be readjusted to reflect the inclusion of such Defaulting Lender’s Commitment and on such date such Defaulting Lender shall purchase at par such of the Revolving Facility Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Defaulting Lender to hold such Revolving Facility Loans in accordance with its Revolving Facility Percentage.

(f) So long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to make any Swingline Loan, unless it is satisfied that the related exposure of such Defaulting Lender will be 100% covered by the Revolving Facility Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.24(d),  and participating interests in any such newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.04(c) (and Defaulting Lenders shall not participate therein).  For the avoidance of doubt, the existence of a Defaulting Lender shall not affect the obligation of the Swingline Lender to make Swingline Loans but shall only reduce the Swingline limit set forth in Section 2.04(a) by the amount allocated to such Defaulting Lender to the extent the Defaulting Lender’s obligations under  Section 2.04(c) are not reallocated to other non-Defaulting Lenders or cash collateralized.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrowers represents and warrants to each of the Lenders with respect to itself and each of its respective Subsidiaries that:

Section 3.01 Organization; Powers.  Except as set forth on Schedule 3.01, each of the Borrowers and each of their Subsidiaries (a) is duly organized, validly existing and (if applicable) in good standing under the laws of the jurisdiction of its organization except for such failures to be in good standing which could not reasonably be expected to have a Material Adverse Effect, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of each Borrower, to borrow and otherwise obtain credit hereunder.

Section 3.02 Authorization.  The execution, delivery and performance by each Borrower and each of their Subsidiaries of each of the Loan Documents to which it is a party, and the borrowings hereunder and the Transactions (a) have been duly authorized by all corporate, stockholder, limited liability company or partnership action required to be obtained by each Borrower and such Subsidiaries and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of any Borrower or any such Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, lease, agreement or other instrument to which any Borrower or any such Subsidiary is a party or by which any of them or any of their respective property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, lease, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.02, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Borrower or any such Subsidiary, other than the Liens created by the Loan Documents.

Section 3.03 Enforceability.  This Agreement has been duly executed and delivered by each Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

Section 3.04 Governmental Approvals.  No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions except for (a) the filing of UCC financing statements, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office or, with respect to Intellectual Property which is the subject of registration or application outside the United States, such applicable patent, trademark or copyright office or other intellectual property authority, (c) recordation of the Mortgages, (d) such consents, authorizations, filings or other actions that have either (i) been made or obtained and are in full force and effect or (ii) are listed on Schedule 3.04, and (e) such actions, consents and approvals the failure to be obtained or made which could not reasonably be expected to have a Material Adverse Effect.

Section 3.05 Financial Statements.    There has heretofore been furnished to the Lenders:  the audited consolidated balance sheet as of December 31, 2012 and the related audited combined statements of income and cash flows for the year ended December 31, 2012 of the Domestic Borrower, were prepared in accordance with GAAP consistently applied during such periods and fairly present the consolidated financial position of the Borrowers as of the date thereof and its consolidated results of operations and cash flows for the period then ended.

Section 3.06 No Material Adverse Effect.  Since December 31, 2012, there has been no event or occurrence which has resulted in or would reasonably be expected to result in, individually or in the aggregate, any Material Adverse Effect.

Section 3.07 Title to Properties; Possession Under Leases.

(a) Each of the Borrowers and their Subsidiaries has good and valid record fee simple title to, all Mortgaged Properties, subject solely to Permitted Encumbrances and except where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  The Borrowers and their Subsidiaries have maintained, in all material respects and in accordance with normal industry practice, all of the machinery, equipment, vehicles, facilities and other tangible personal property now owned or leased by the Borrowers and the other Subsidiaries that is necessary to conduct their business as it is now conducted.  All such Mortgaged Properties are free and clear of Liens, other than Liens expressly permitted by Section 6.02 or arising by operation of law.

(b) Each of the Borrowers and their Subsidiaries has complied with all obligations under all leases to which it is a party, except where the failure to comply would not have a Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect could not reasonably be expected to have a Material Adverse Effect.  Each of the Borrowers and their Subsidiaries enjoys peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) As of the Closing Date, the Borrowers and their Subsidiaries have good title to or valid leasehold interests in all real property set forth on Schedule 3.17(a) and Schedule 3.17(b),  subject solely to Permitted Encumbrances and except where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) Each of the Borrowers and their Subsidiaries owns or possesses, or could obtain ownership or possession of, on terms not materially adverse to it, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary for the present conduct of its business, without any known conflict with the rights of others, and free from any burdensome restrictions, except where such conflicts and restrictions could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) As of the Closing Date, none of the Borrowers and their Subsidiaries has received any notice of any pending or contemplated condemnation proceeding affecting any of the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation that remains unresolved as of the Closing Date, except as set forth on Schedule 3.07(e).

(f) None of the Borrowers and their Subsidiaries is obligated on the Closing Date under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, except as permitted under Section 6.02 or 6.05.

(g) Schedule 3.07(g) sets forth as of the Closing Date the name and jurisdiction of incorporation, formation or organization of each Subsidiary of the Domestic Borrower and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by the Domestic Borrower or by any such Subsidiary, indicating the ownership thereof.

(h) As of the Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Equity Interests of the Domestic Borrower, or any of the Subsidiaries, except rights of employees to purchase Equity Interests of the Domestic Borrower in connection with the Transactions or as set forth on Schedule 3.07(h).

Section 3.08 Litigation; Compliance with Laws.

(a) Except as set forth on Schedule 3.08(a), there are no actions, suits, investigations or proceedings at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending against, or, to the knowledge of the Borrowers, threatened in writing against or affecting, any Borrower or any of their Subsidiaries or any business, property or rights of any such Person (i) as of the Closing Date, that involve any Loan Document or the Transactions or (ii) which individually could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected, individually or in the aggregate, to materially adversely affect the Transactions.  Neither the Borrowers nor, to the knowledge of any of the Loan Parties, any of its Affiliates is in violation of any laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing, effective September 23, 2001, and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (signed into law on October 26, 2001) (the “U.S. Patriot Act”).

(b) Except as set forth in Schedule 3.08(b), none of the Borrowers, their Subsidiaries and their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any currently applicable law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permit) or any restriction of record or agreement affecting any Mortgaged Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.09 Federal Reserve Regulations.

(a) None of the Borrowers and their Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

(b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

Section 3.010 Investment Company Act.  None of the Borrowers or their Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 3.011 Use of Proceeds.  The Borrowers will use the proceeds of the Revolving Facility Loans, Euro Revolving Facility Loans and Swingline Loans, and may request the issuance of Letters of Credit, solely for general corporate purposes of the Borrowers and their Subsidiaries in the ordinary course of business.

Section 3.012 Tax Returns. Except as set forth on Schedule 3.12:

(a) Each of the Borrowers and their Subsidiaries (i) has timely filed or caused to be timely filed all federal, state, local and non-U.S. Tax returns required to have been filed by it that are material to such companies taken as a whole and each such Tax return is true and correct in all material respects and (ii) has timely paid or caused to be timely paid all material Taxes shown thereon to be due and payable by it and all other material Taxes or assessments, except Taxes or assessments that are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which the Borrowers or any of their Subsidiaries (as the case may be) has set aside on its books adequate reserves;

(b) Each of the Borrowers and their Subsidiaries has paid in full or made adequate provision (in accordance with GAAP) for the payment of all Taxes due with respect to all periods or portions thereof ending on or before the Closing Date, which Taxes, if not paid or adequately provided for, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and

(c) Other than as could not be, individually or in the aggregate, reasonably expected to have a Material Adverse Effect:  as of the Closing Date, with respect to each of the Borrowers and their Subsidiaries, (i) there are no claims being asserted in writing with respect to any Taxes, (ii) no presently effective waivers or extensions of statutes of limitation with respect to Taxes have been given or requested and (iii) no Tax returns are being examined by, and no written notification of intention to examine has been received from, the Internal Revenue Service or any other Taxing authority.

Section 3.013 No Material Misstatements.

(a) All written information (other than the Projections, estimates and information of a general economic nature) (the “Information”) concerning the Borrowers, their Subsidiaries, the Transactions and any other transactions contemplated hereby furnished to the Administrative Agent or the Lenders prior to the Closing Date in connection with the Transactions or otherwise prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby, when taken as a whole, were true and correct in all material respects, as of the date such Information was furnished to the Lenders and as of the Closing Date and did not contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

(b) The Projections and estimates and information of a general economic nature prepared by or on behalf of the Borrowers or any of their representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby (i) have been prepared in good faith based upon assumptions believed by the Borrowers to be reasonable as of the date thereof, as of the date such Projections and estimates were furnished to the Initial Lenders and as of the Closing Date, and (ii) as of the Closing Date, have not been modified in any material respect by any Borrower.

Section 3.014 Employee Benefit Plans.

(a) Each of the Borrowers, the Subsidiaries and the ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Plans (and the regulations and published interpretations thereunder), except for such noncompliance that could not reasonably be expected to have a Material Adverse Effect.  As of the Closing Date, the excess of the present value of all benefit liabilities under each Plan of the Borrowers, and each Subsidiary and the ERISA Affiliates (based on those assumptions used to fund such Plan), as of the last annual valuation date applicable thereto for which a valuation is available, over the value of the assets of such Plan could not reasonably be expected to have a Material Adverse Effect, and the excess of the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) as of the last annual valuation dates applicable thereto for which valuations are available, over the value of the assets of all such underfunded Plans could not reasonably be expected to have a Material Adverse Effect.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events which have occurred or for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

(b) All Foreign Plans maintained or contributed to by any Borrower, Subsidiary or ERISA Affiliate and is in compliance with the requirements of applicable foreign law, except where noncompliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 3.015 Environmental Matters.  Except as to matters that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect no written notice, request for information, order, complaint, Environmental Claim or penalty has been received by any Borrower or any of their Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or threatened against any Borrower or any of their Subsidiaries which allege a violation of or liability under any Environmental Laws, in each case relating to any Borrower or any of their Subsidiaries,  each of the Borrowers and the other Subsidiaries has all environmental, health and safety permits necessary for its operations as currently conducted to comply with all applicable Environmental Laws and is, and has been, in compliance with the terms of such permits and with all other applicable Environmental Laws except for non-compliances which have been resolved and the costs of such resolution have been paid,  the Borrowers and the other Subsidiaries have made available to the Administrative Agent prior to the date hereof the most recent environmental assessment with respect to the operations of each of the Borrowers and their Subsidiaries,  to the knowledge of the Domestic Borrower and the Subsidiaries, no Hazardous Material is located at any property currently owned, operated or leased by any Borrower or any of their Subsidiaries that would reasonably be expected to give rise to any liability or Environmental Claim of any Borrower or any of its Subsidiaries under any Environmental Laws, and no Hazardous Material has been generated, owned or controlled by any Borrower or any of their Subsidiaries and transported to or Released at any location in a manner that would reasonably be expected to give rise to any liability or Environmental Claim of any Borrower or any of its Subsidiaries under any Environmental Laws,  to the knowledge of the Domestic Borrower and the Subsidiaries, there are no acquisition agreements pursuant to which any Borrower or any of its Subsidiaries has expressly assumed or undertaken responsibility for any liability or obligation of any other Person arising under or relating to Environmental Laws, which in any such case has not been made available to the Administrative Agent prior to the date hereof,  to the knowledge of the Domestic Borrower and the Subsidiaries, there are no landfills or disposal areas located at, on, in or under the assets of the Domestic Borrower or any Subsidiary, and  to the knowledge of the Domestic Borrower and the Subsidiaries, except as listed on Schedule 3.15(g), there are not currently and there have not been any underground storage tanks “owned” or “operated” (as defined by applicable Environmental Law) by any Domestic Borrower, Borrower or any Subsidiary or present or located on the Domestic Borrower’s, any Borrower’s or any of their Subsidiary’s Real Property.

Section 3.016 Mortgages.  The Mortgages executed and delivered prior to, on or after the Closing Date pursuant to clause (i) of the Collateral and Guarantee Requirement and Section 5.10 shall be effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the UCC, the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to Permitted Encumbrances.

Section 3.017 Location of Real Property.

(a) Schedule 3.17(a) lists completely and correctly as of the Closing Date each Real Property owned by the Borrowers and the Subsidiary Loan Parties, the address or location thereof and the state in which such property is located.

(b) Schedule 3.17(b) lists completely and correctly as of the Closing Date each Real Property leased by the Borrowers and the Subsidiary Loan Parties, the address or location thereof.
Section 3.018 Solvency.

(a) Immediately after giving effect to the Transactions (i) the fair value of the assets of each Borrower (individually) and the Domestic Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Borrower (individually) and the Domestic Borrower and its Subsidiaries on a consolidated basis, respectively; (ii) the present fair saleable value of the property of each Borrower (individually) and the Domestic Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such Borrower (individually) and the Domestic Borrower and its Subsidiaries on a consolidated basis, respectively, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Borrower (individually) and the Domestic Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Borrower (individually) and the Domestic Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

(b) None of the Domestic Borrower or the Borrowers intends to, or believes that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

Section 3.019 Labor Matters.  There are no strikes pending or threatened against any Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.  The hours worked and payments made to employees of the Borrowers and their Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act (if applicable) or any other applicable law dealing with such matters.  All material payments due from any Borrower or any of its Subsidiaries or for which any claim may be made against any Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Borrower or such Subsidiary to the extent required by GAAP.  Except as set forth on Schedule 3.19, consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Borrower or any of its Subsidiaries (or any predecessor) is a party or by which any Borrower or any of its Subsidiaries (or any predecessor) is bound, other than collective bargaining agreements that, individually or in the aggregate, are not material to the Borrowers and their Subsidiaries, taken as a whole.

Section 3.020 Insurance.  Schedule 3.20 sets forth a true, complete and correct description of all material insurance maintained by or on behalf of the Borrowers or their Subsidiaries as of the Closing Date.  As of such date, such insurance is in full force and effect.  Each Borrower believes that the insurance maintained by or on behalf of such Borrower and its Subsidiaries is adequate.

Section 3.021 Anti-Terrorism and US Sanctions Laws.  Neither the Domestic Borrower nor any of its direct or indirect Subsidiaries (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by section 2 of such   executive order, or is otherwise associated with any such person in any manner violative of such section 2, (iii) is a person on the list of “Specially Designated Nationals” and “Blocked Persons” or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) regulation or executive order, or (iv) will deal with property in which there is any interest of any country or any national of any country designated under regulations issued pursuant to the United States Office of Foreign Assets Control Regulations (31 C.F.R. § 500, et seq), Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, International Emergency Economic Powers Act (50 USC § 1701, et seq), or the Trading with the Enemy Act (50 U.S.C. App. 1 et seq.), as may be amended or modified from time to time, except (i) in the case of Foreign Subsidiaries, to the extent such laws or regulations do not apply or (ii) as authorized by OFAC in writing.

ARTICLE IV

CONDITIONS OF LENDING

The obligations of (a) the Lenders (including the Swingline Lenders) to make Loans and (b) any Issuing Bank to issue Letters of Credit or increase the stated amounts of Letters of Credit hereunder (each, a “Credit Event”) are subject to the satisfaction of the following conditions:

Section 4.01 All Credit Events. On the date of each Borrowing and on the date of each issuance, amendment, extension or renewal of a Letter of Credit:

(a) The Administrative Agent shall have received, in the case of a Borrowing, a Borrowing Request as required by Section 2.03 (or a Borrowing Request shall have been deemed given in accordance with the last paragraph of Section 2.03) or, in the case of the issuance of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.05(b).

(b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing or issuance, amendment, extension or renewal of a Letter of Credit (other than an amendment, extension or renewal of a Letter of Credit without any increase in the stated amount of such Letter of Credit), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c) At the time of and immediately after such Borrowing or issuance, amendment, extension or renewal of a Letter of Credit (other than an amendment, extension or renewal of a Letter of Credit without any increase in the stated amount of such Letter of Credit), as applicable, no Event of Default or Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, extension or renewal of a Letter of Credit (other than an amendment, extension or renewal of a Letter of Credit without any increase in the stated amount of such Letter of Credit) made by any Borrower shall be deemed to constitute a representation and warranty by such Borrower on the date of such Borrowing, issuance, amendment, extension or renewal as applicable, as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

Section 4.02 First Credit Event. On the Closing Date:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank on the Closing Date, favorable written opinions of Gibson, Dunn & Crutcher LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent (and each Loan Party hereby instructs its counsel to deliver such opinion) (A) dated the Closing Date, (B) addressed to each Issuing Bank on the Closing Date, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request.

(c) All legal matters incident to this Agreement, the borrowings and extensions of credit hereunder and the other Loan Documents shall be reasonably satisfactory to the Administrative Agent, to the Lenders and to each Issuing Bank on the Closing Date.

(d) The Administrative Agent shall have received, in the case of each Loan Party, each of the items referred to in clauses (i), (ii), (iii) and (iv) below:

(i) a copy of the certificate or articles of incorporation, partnership agreement or limited liability agreement, including all amendments thereto, or other relevant constitutional documents under applicable law of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) or, with respect to any Foreign Subsidiary, an officer or director and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership of or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party, in each case dated the Closing Date and certifying:
(A)

that attached thereto is a true and complete copy of the by-laws (or partnership agreement, memorandum and articles of association, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below,

(B)

that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of a Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date,

(C)

that the certificate or articles of incorporation, partnership agreement or limited liability agreement of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,

(D)	as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and
(E)	as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such Person, threatening the existence of such Loan Party;

(iii) a certificate of another officer or as to the incumbency and specimen signature of the Secretary or Assistant Secretary or director or similar officer executing the certificate pursuant to clause (ii) above; and

(iv) such other documents as the Administrative Agent may reasonably request (including without limitation, tax identification numbers and addresses).
(e) The Collateral and Guarantee Requirement with respect to items to be completed as of the Closing Date shall have been satisfied.

(f) The Lenders shall have received the financial statements referred to in Section 3.05.

(g) After giving effect to the Transactions to be completed on the Closing Date, the Borrowers and their Subsidiaries shall have no Indebtedness outstanding other than Indebtedness permitted pursuant to Section 6.01.

(h) The Lenders shall have received a solvency certificate substantially in the form of Exhibit G and signed by the chief financial officer or another Responsible Officer of the Domestic Borrower confirming the solvency of each Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions.

(i) There has not been any Material Adverse Effect, after giving effect to the Transactions, taken as a whole, since December 31, 2012.

(j) No provision of any applicable law or regulation, and no judgment, injunction, order or decree shall prohibit the consummation of the Transactions, and all material actions by or in respect of or material filings with any Governmental Authority required to permit the consummation of the Transactions shall have been taken, made or obtained, except for any such actions or filings the failure to take, make or obtain would not be material to each Borrower and its Subsidiaries, taken as a whole.

(k) The Agents shall have received all fees payable thereto or to any Lender on or prior to the Closing Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Vinson & Elkins L.L.P. and local counsel) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(l) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Domestic Borrower as to the matters set forth in clauses (g), (i), and (j) of this Section 4.02.

(m) The Administrative Agent shall have received a report, dated as of the Closing Date, setting forth a list of all letters of credit or bank guarantees issued pursuant to Section 6.01(p), including (i) whether each such letter of credit or bank guarantee is unsecured or secured and (ii) with respect to any secured letters of credit or bank guarantees, together with a detailed description of the collateral with respect thereto.

The Administrative Agent shall notify the Borrower and the Lenders of the Closing Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 2:00 p.m., New York City time, on October 1, 2013 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

Section 4.03 Conditions Precedent to the Initial Borrowing of Each Additional Borrower.  The obligation of any Lender to make an initial advance of any Loan to, or any Issuing Bank to make an initial issuance of any Letter of Credit for the account of, each Additional Foreign Borrower following its designation as a Borrower hereunder pursuant to Section 2.23, is subject to the following:

(a) The Administrative Agent (or its counsel) shall have received a counterpart of the Credit Agreement Supplement signed on behalf of such Borrower, in substantially the form of Exhibit H hereto.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank, favorable legal opinions, dated as of the date of such initial advance or issuance, relating to such Borrower and as otherwise described in Section 4.02(b).

(c) The Administrative Agent shall have received each of the items referred to in clauses (i),  (ii),  (iii) and (iv) of Section 4.02(d) with respect to such Borrower, each certified and dated as of the date of such initial advance or issuance.

ARTICLE V

AFFIRMATIVE COVENANTS

Each of the Borrowers covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each the Borrowers will, and will cause each of their Subsidiaries to:

Section 5.01 Existence; Businesses and Properties.

(a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05, and except for the liquidation or dissolution of Subsidiaries if the assets of such Subsidiaries to the extent they exceed estimated liabilities are acquired by the Domestic Borrower or a Wholly Owned Subsidiary of the Domestic Borrower in such liquidation or dissolution; provided that Subsidiaries that are Loan Parties may not be liquidated into Subsidiaries that are not Loan Parties.

(b) Do or cause to be done all things necessary to (i) obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary to the normal conduct of its business, (ii) comply in all material respects with all material applicable laws, rules, regulations (including any zoning, building, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and judgments, writs, injunctions, decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted and (iii) at all times maintain and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as expressly permitted by this Agreement); in each case in this paragraph (b) except where the failure would not reasonably be expected to have a Material Adverse Effect.

Section 5.02 Insurance.

(a) Keep its insurable properties insured at all times by financially sound and reputable insurers in such amounts as shall be customary for similar businesses and maintain such other reasonable insurance (including, to the extent consistent with past practices, self-insurance), of such types, to such extent and against such risks, as is customary with companies in the same or similar businesses and maintain such other insurance as may be required by law or any other Loan Document.

(b) Cause all such property and casualty insurance policies with respect to the Mortgaged Properties located in the United States to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to any Borrower or the Loan Parties under such policies directly to the Collateral Agent; cause all such policies to provide that neither any Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a “Replacement Cost Endorsement,” without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably (in light of a Default or a material development in respect of the insured Mortgaged Property) require from time to time to protect their interests; deliver original or certified copies of all such policies or a certificate of an insurance broker to the Collateral Agent; cause each such policy to provide that it shall not be canceled or not renewed upon less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative Agent and the Collateral Agent, prior to the cancellation or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent), or insurance certificate with respect thereto, together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

(c) If at any time the area in which the Premises (as defined in the Mortgages) are located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such reasonable total amount as the Administrative Agent or the Collateral Agent may from time to time reasonably require, and otherwise to ensure compliance with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

(d) With respect to each Mortgaged Property located in the United States, carry and maintain comprehensive general liability insurance including the “broad form CGL endorsement” (or equivalent coverage) and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in each case in amounts and against such risks as are customarily maintained by companies engaged in the same or similar industry operating in the same or similar locations naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.

(e) Notify the Administrative Agent and the Collateral Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by any Borrower or any of its Subsidiaries; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies, or an insurance certificate with respect thereto.

(f) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

(i) none of the Agents, the Lenders, the Issuing Bank and their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) each Borrower and the other Loan Parties shall look solely to their insurance companies or any parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Agents, the Lenders, any Issuing Bank or their agents or employees.  If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then each of the Borrowers hereby agree, to the extent permitted by law, to waive, and to cause each of their Subsidiaries to waive, its right of recovery, if any, against the Agents, the Lenders, any Issuing Bank and their agents and employees; and

(ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of the Borrowers and their Subsidiaries or the protection of their properties.

Section 5.03 Taxes.  Pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided,  however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings, and the affected Borrower or the affected Subsidiary, as applicable, shall have set aside on its books reserves in accordance with GAAP with respect thereto or (b) the aggregate amount of such Taxes, assessments, charges, levies or claims does not exceed $5.0 million.

Section 5.04 Financial Statements, Reports, etc. Furnish to the Administrative Agent (which will promptly furnish such information to the Lenders):

(a) within 90 days (or such shorter period as the SEC shall specify for the filing of Annual Reports on Form 10-K) after the end of each fiscal year, a consolidated balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of Domestic Borrower and its Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, all audited by independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of Domestic Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that the delivery by Domestic Borrower of Annual Reports on Form 10-K of Domestic Borrower and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(a) to the extent such Annual Reports include the information specified herein).

(b) within 45 days (or such shorter period as the SEC shall specify for the filing of Quarterly Reports on Form 10-Q) after the end of each of the first three fiscal quarters of each fiscal year, a consolidated balance sheet and related statements of operations and cash flows showing the financial position of Domestic Borrower and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all certified by a Financial Officer of Domestic Borrower, on behalf of Domestic Borrower, as fairly presenting, in all material respects, the financial position and results of operations of Domestic Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) (it being understood that the delivery by Domestic Borrower of Quarterly Reports on Form 10-Q of Domestic Borrower and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(b) to the extent such Quarterly Reports include the information specified herein);

(c) (i) concurrently with any delivery of financial statements under (a) or (b) above, a certificate of a Financial Officer of Domestic Borrower (A) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (B) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.06(e), 6.11 and 6.12 and (ii) concurrently with any delivery of financial statements under (a) above, a certificate of the accounting firm opining on or certifying such statements stating whether they obtained knowledge during the course of their examination of such statements of any Default or Event of Default (which certificate may be limited to accounting matters and disclaims responsibility for legal interpretations);

(d) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent requested by the

Administrative Agent, other materials filed by any Borrower or any of the Subsidiaries with the SEC or distributed to its stockholders generally, as applicable;

(e) if, as a result of any change in accounting principles and policies from those as in effect on the Closing Date, the consolidated financial statements of Domestic Borrower and its Subsidiaries delivered pursuant to paragraphs (a) or (b) above will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such clauses had no such change in accounting principles and policies been made, then, together with the first delivery of financial statements pursuant to paragraph (a) and (b) above following such change, a schedule prepared by a Financial Officer on behalf of Domestic Borrower reconciling such changes to what the financial statements would have been without such changes;

(f) within 90 days after the beginning of each fiscal year, an operating and capital expenditure budget, in form satisfactory to the Administrative Agent prepared by the Domestic Borrower for each of the four fiscal quarters of such fiscal year prepared in reasonable detail, of the Domestic Borrower and the Subsidiaries, accompanied by the statement of a Financial Officer of the Domestic Borrower to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby;

(g) annually, upon the reasonable request of the Administrative Agent, Perfection Certificates (or, to the extent such request relates to specified information contained in the Perfection Certificates, such information) reflecting all changes since the date of the information most recently received pursuant to this paragraph (g) or Section 5.10(d);

(h) promptly, a copy of all reports submitted to the Board of Directors (or any committee thereof) of any Borrower or any Subsidiary in connection with any material interim or special audit made by independent accountants of the books of any Borrower or any Subsidiary;

(i) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of any Borrower or any of the Subsidiaries, or compliance with the terms of any Loan Document, or such consolidating financial statements, as in each case the Administrative Agent may reasonably request (for itself or on behalf of any Lender);

(j) promptly upon request by the Administrative Agent, copies of:  (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed with the Internal Revenue Service with respect to a Plan; (ii) the most recent actuarial valuation report for any Plan; (iii) all notices received from a Multiemployer Plan sponsor or a Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Plan or Multiemployer Plan as the Administrative Agent shall reasonably request; and

(k) concurrently with any delivery of financial statements under (a) above, a report, dated as of the close of such fiscal year, setting forth a list of all letters of credit or bank guarantees issued pursuant to Section 6.01(p),  including (i) whether each such letter of credit or bank guarantee is unsecured or secured and (ii) with respect to any secured letters of credit or bank guarantees, a detailed description of the collateral with respect thereto.

Section 5.05 Litigation and Other Notices. Furnish to the Administrative Agent written notice of the following promptly after any Responsible Officer of any Borrower obtains actual knowledge thereof:
(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b) the filing or commencement of, or any written threat or written notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against any Borrower or any of the Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(c) any other development specific to any Borrower,  Subsidiary or ERISA Affiliate that is not a matter of general public knowledge and that has had, or could reasonably be expected to have, a Material Adverse Effect; and

(d) the occurrence of any ERISA Event, that, together with all other ERISA Events that have occurred could reasonably be expected to have a Material Adverse Effect.
Section 5.06 Compliance with Laws.

(a) Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (owned or leased), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that this Section 5.06(a) shall not apply to Environmental Laws, which are the subject of Section 5.09, or to laws related to Taxes, which are the subject of Section 5.03.

(b) Maintain in effect and enforce policies and procedures designed to ensure compliance in all material respects by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with (i) the Foreign Corrupt Practices Act of 1977, as amended, (15 U.S.C. §§ 78dd-1, et seq.) and (ii) any Sanctions, except (x) in the case of Foreign Subsidiaries, to the extent such laws or regulations do not apply or (y) as authorized by a Sanctions Authority in writing.

Section 5.07 Maintaining Records; Access to Properties and Inspections.  Maintain all financial records in accordance with GAAP and permit any Persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender to visit and inspect the financial records and the properties of any Borrower or any of the Subsidiaries at reasonable times, upon reasonable prior notice to such Borrower, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any Persons designated by the Agents or, upon the occurrence and during the continuance of an Event of Default, any Lender upon reasonable prior notice to such Borrower to discuss the affairs, finances and condition of such Borrower or any of the Subsidiaries with the officers thereof and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract).

Section 5.08 Use of Proceeds. Use the proceeds of the Loans and the issuance of Letters of Credit solely for the purposes described in Section 3.11.

Section 5.09 Compliance with Environmental Laws.  Comply, and make commercially reasonable efforts to cause all lessees and other Persons occupying its properties to comply, with all Environmental Laws applicable to its operations and properties; and obtain and renew all material authorizations and permits required pursuant to Environmental Law for its operations and properties, in each case in accordance with Environmental Laws, except, in each case with respect to this Section 5.09, to the extent the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.010 Further Assurances.

(a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents and recordings of Liens in stock registries), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the applicable Loan Parties and provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(b) In the case of the Domestic Borrower, grant and cause each of the Domestic Subsidiary Loan Parties to grant to the Collateral Agent security interests and Mortgages in such Material Real Property located in the United States of the Domestic Borrower or such Domestic Subsidiary Loan Party as are acquired after the Closing Date and satisfy the requirements of clause (i) of the definition of Collateral and Guarantee Requirement (other than clause (iii)) with respect to such Material Real Properties within ninety (90) days after the date such Material Real Property is acquired.  In the case of any Foreign Borrower (other than the Spanish Borrower), grant and cause each of its respective Foreign Subsidiary Loan Parties to grant to the Collateral Agent security interests and Mortgages in such Material Real Property of such Foreign Borrower or such Foreign Subsidiary Loan Party as are acquired after the Closing Date to the extent and in the manner set forth in clause (j) of the definition of Collateral and Guarantee Requirement with respect to such Material Real Properties within ninety (90) days after the date such Material Real Property is acquired.  With respect to each of the items identified in this clause (b) that are required to be delivered within ninety (90) days after the date the applicable Material Real Property is acquired, the Administrative Agent, in each case, may (in its sole discretion) extend such date.

(c) If any additional direct or indirect Subsidiary of the Domestic Borrower becomes a Material Subsidiary or a Subsidiary Loan Party after the Closing Date within five Business Days after the date such Subsidiary becomes a Material Subsidiary or a Subsidiary Loan Party, notify the Administrative Agent and the Lenders thereof and, within sixty (60)

Business Days after the date such Subsidiary becomes a Material Subsidiary or a Subsidiary Loan Party, cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

(d) In the case of any Loan Party, (i) furnish to the Collateral Agent prompt written notice of any change (A) in such Loan Party’s corporate or organization name, (B) in such Loan Party’s identity or organizational structure or (C) in such Loan Party’s organizational identification number; provided that no Loan Party shall effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties and (ii) promptly notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(e) The Collateral and Guarantee Requirement and the other provisions of this Section 5.10 need not be satisfied if such action would violate Section 9.23.  In addition, the Collateral and Guarantee Requirement and the other provisions of this Section 5.10 need not be satisfied with respect to (i) any Equity Interests acquired after the Closing Date in accordance with this Agreement if, and to the extent that, and for so long as (A) doing so would violate applicable law or a contractual obligation binding on such Equity Interests, (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Subsidiary (provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary) and (C) such violation of a contractual obligation is not rendered invalid by the relevant provisions of the UCC or for which a waiver has been obtained, (ii) any assets acquired after the Closing Date, to the extent that, and for so long as, taking such actions would violate a contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets (except in the case of assets acquired with Indebtedness permitted pursuant to Section 6.01(i) that is secured by a Lien permitted pursuant to Section 6.02(i)) or (iii) any Equity Interests in or any asset of a Foreign Subsidiary if the Domestic Borrower demonstrates to the Collateral Agent and the Collateral Agent determines (in its reasonable discretion) that the cost of the satisfaction of the Collateral and Guarantee Requirement of this Section 5.10 with respect thereto exceeds the value of the security offered thereby; provided that, upon the reasonable request of the Collateral Agent, the Domestic Borrower shall, and shall cause any applicable Subsidiary to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (i) and (ii) above, other than those set forth in a joint venture agreement to which the Domestic Borrower or any Subsidiary is a party.

Section 5.011 Fiscal Year. In the case of the Domestic Borrower and the Subsidiaries, cause their fiscal year to end on December 31.

Section 5.012 Proceeds of Certain Dispositions.  If, as a result of the receipt of any cash proceeds by any Borrower or any Subsidiary in connection with any sale, transfer, lease or other disposition of any asset, including any Equity Interest, the Domestic Borrower would be required by the terms of the 2021  Senior Subordinated Note Indenture to make an offer to purchase any 2021 Senior Subordinated Notes, then, in the case of a Borrower or a Subsidiary, prior to the first day on which the Domestic Borrower would be required to commence such an offer to purchase, (i) prepay Loans in accordance with Section 2.12 or (ii) acquire assets, Equity Interests or other securities in a manner that is permitted by Section 6.04 or Section 6.05, in each case in a manner that will eliminate any such requirement to make such an offer to purchase.

ARTICLE VI

NEGATIVE COVENANTS

Each of the Borrowers covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, none of the Borrowers will, or will cause or permit any of their Subsidiaries to:

Section 6.01 Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a) Indebtedness existing on the Closing Date and set forth on Schedule 6.01 and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness (other than intercompany Indebtedness Refinanced with Indebtedness owed to a Person not affiliated with the Domestic Borrower or any Subsidiary);

(b) Indebtedness created hereunder and under the other Loan Documents;
(c) Indebtedness of the Domestic Borrower and the Subsidiaries pursuant to Swap Agreements permitted by Section 6.13;

(d) Indebtedness owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Domestic Borrower or any Subsidiary, pursuant to reimbursement or indemnification obligations to such Person, provided that upon the incurrence of Indebtedness with respect to reimbursement obligations regarding workers’ compensation claims, such obligations are reimbursed not later than 30 days following such incurrence;

(e) Indebtedness of any Borrower or any Subsidiary to the extent permitted by Section 6.04,  provided that Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party (the “Subordinated Intercompany Debt”) shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;

(f) Indebtedness in respect of performance bonds, warranty bonds, bid bonds, appeal bonds, surety bonds and completion or performance guarantees and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business and Indebtedness arising out of advances on exports, advances on imports, advances on trade receivables, customer prepayments and similar transactions in the ordinary course of business and consistent with past practice;

(g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business, provided that (i) such Indebtedness (other than credit or purchase cards) is extinguished within three Business Days of its incurrence and (ii) such Indebtedness in respect of credit or purchase cards is extinguished within 60 days from its incurrence;

(h) (i) Indebtedness of a Subsidiary acquired after the Closing Date or a Person merged into or consolidated with a Borrower or any Subsidiary after the Closing Date and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness in each case, exists at the time of such acquisition, merger or consolidation and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Agreement and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness, provided that the aggregate principal amount of such Indebtedness at the time of, and after giving effect to, such acquisition, merger or consolidation, such assumption or such incurrence, as applicable (together with Indebtedness outstanding pursuant to this paragraph (h), paragraph (i) of this Section 6.01 and the Remaining Present Value of outstanding leases permitted under Section 6.03), would not exceed 5.00% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such acquisition, merger or consolidation, such assumption or such incurrence, as applicable, for which financial statements have been delivered pursuant to Section 5.04;

(i) Capital Lease Obligations, mortgage financings and purchase money Indebtedness incurred by the Domestic Borrower or any Subsidiary prior to or within 270 days after the acquisition, lease or improvement of the respective asset permitted under this Agreement in order to finance such acquisition or improvement, and any Permitted Refinancing Indebtedness in respect thereof, in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof (together with Indebtedness outstanding pursuant to paragraph (h) of this Section 6.01, this paragraph (i) and the Remaining Present Value of leases permitted under Section 6.03) would not exceed 5.00% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such incurrence for which financial statements have been delivered pursuant to Section 5.04;

(j) Capital Lease Obligations incurred by the Domestic Borrower or any Subsidiary in respect of any Sale and Lease-Back Transaction that is permitted under Section 6.03;
(k) other Indebtedness, in an aggregate principal amount at any time outstanding pursuant to this paragraph (k) not in excess of $100.0 million;

(l) Indebtedness of the Domestic Borrower pursuant to the 2021 Senior Subordinated Notes and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness in the form of Permitted Subordinated Debt Securities;

(m) Guarantees (i) by the Loan Parties of the Indebtedness of the Domestic Borrower described in paragraph (l), (ii) by any Loan Party of any Indebtedness of any Borrower or any Loan Party expressly permitted to be incurred under this Agreement, (iii) by any Borrower or any Subsidiary of Indebtedness otherwise expressly permitted hereunder of any Borrower or any Subsidiary that is not a Loan Party to the extent permitted by Section 6.04, (iv) by any Subsidiary that is not a Loan Party of Indebtedness of another Subsidiary that is not a Loan Party; provided that all Foreign Subsidiaries may guarantee obligations of other Foreign Subsidiaries under ordinary course cash management obligations, and (v) by any Borrower of Indebtedness of Foreign Subsidiaries so long as such Indebtedness is permitted to be incurred under Section 6.01(a),  (k) or (s);  provided that Guarantees by any Loan Party under this Section 6.01(m) of any other Indebtedness of a Person that is subordinated to other Indebtedness of such Person shall be expressly subordinated to the Obligations on terms consistent with those used, or to be used, for Subordinated Intercompany Debt;

(n) Indebtedness arising from agreements of the Domestic Borrower or any Subsidiary providing for indemnification, adjustment of purchase price, earn outs or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition;

(o) Indebtedness in connection with Permitted Receivables Financings;
(p) Indebtedness in respect of letters of credit or bank guarantees (other than Letters of Credit issued pursuant to Section 2.05) having an aggregate face amount not in excess of $400.0 million;
(q) Indebtedness supported by a Letter of Credit, in a principal amount not in excess of the stated amount of such Letter of Credit;

(r) Indebtedness of Foreign Subsidiaries that are not Foreign Loan Parties (including letters of credit or bank guarantees (other than Letters of Credit issued pursuant to Section 2.05)),  in an aggregate amount not to exceed the  greater of $250 million and 7.5% of Consolidated Total Assets outstanding at any time;

(s) [Reserved];
(t) all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in paragraphs (a) through (s) above;

(u) other unsecured Indebtedness of the Domestic Borrower or any Domestic Subsidiary Loan Party;  provided that after giving pro forma effect to the incurrence of such Indebtedness and the concurrent repayment of any Indebtedness with the proceeds thereof, the Domestic Borrower would be in compliance with Section 6.11 and 6.12; and

(v) Indebtedness assumed in connection with the acquisition of the Spanish Borrower in an aggregate principal amount not to exceed $275.0 million and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness.

Section 6.02 Liens.  Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person, including any Subsidiary) at the time owned by it or on any income or revenues or rights in respect of any thereof, except:

(a) Liens on property or assets of the Domestic Borrower and the Subsidiaries existing on the Closing Date and set forth on Schedule 6.02(a);  provided that such Liens shall secure only those obligations that they secure on the Closing Date (and extensions, renewals and refinancings of such obligations permitted by Section 6.01(a)) and shall not subsequently apply to any other property or assets of the Domestic Borrower or any Subsidiary;

(b) any Lien created under the Loan Documents or permitted in respect of any Mortgaged Property by the terms of the applicable Mortgage;

(c) any Lien on any property or asset of the Domestic Borrower or any Subsidiary securing Indebtedness or Permitted Refinancing Indebtedness permitted by Section 6.01(h),  provided that (i) such Lien does not apply to any other property or assets of the Domestic Borrower or any of the Subsidiaries not securing such Indebtedness at the date of the acquisition of such property or asset (other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such date and which Indebtedness and other obligations are permitted hereunder that require a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), (ii) such Lien is not created in contemplation of or in connection with such acquisition and (iii) in the case of a Lien securing Permitted Refinancing Indebtedness, such Lien is permitted in accordance with clause (e) of the definition of the term “Permitted Refinancing Indebtedness”;

(d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in compliance with Section 5.03;

(e) Liens imposed by law (including, without limitation, Liens in favor of customers for equipment under order or in respect of advances paid in connection therewith) such as landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Domestic Borrower or any Subsidiary shall have set aside on its books reserves in accordance with GAAP;

(f) (i) pledges and deposits made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Domestic Borrower or any Subsidiary;

(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, warranty bonds, bids, leases, government contracts, trade contracts, completion or performance guarantees and other obligations of a like nature incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h) zoning restrictions, easements, trackage rights, leases (other than Capital Lease Obligations), licenses, special assessments, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business that do not render title unmarketable and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Domestic Borrower or any Subsidiary or would result in a Material Adverse Effect;

(i) purchase money security interests in equipment or other property or improvements thereto hereafter acquired (or, in the case of improvements, constructed) by the Domestic Borrower or any Subsidiary (including the interests of vendors and lessors under conditional sale and title retention agreements); provided that (i) such security interests secure Indebtedness permitted by Section 6.01(i) (including any Permitted Refinancing Indebtedness in respect thereof), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 270 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such equipment or other property or improvements at the time of such acquisition (or construction), including transaction costs incurred by the Domestic Borrower or any Subsidiary in connection with such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Domestic Borrower or any Subsidiary (other than to accessions to such equipment or other property or improvements); provided further that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender;

(j) Liens arising out of capitalized lease transactions permitted under Section 6.03, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions thereto or proceeds thereof and related property;

(k) Liens securing judgments that do not constitute an Event of Default under Section 7.01(j);

(l) other Liens with respect to property or assets of the Domestic Borrower or any Subsidiary not constituting Collateral for the Obligations with an aggregate fair market value (valued at the time of creation thereof) of not more than $40.0 million at any time;

(m) Liens disclosed by the title insurance policies and any replacement, extension or renewal of any such Lien; provided that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided further that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement;

(n) Liens in respect of Permitted Receivables Financings;
(o) any interest or title of, or Liens created by, a lessor under any leases or subleases entered into by the Domestic Borrower or any Subsidiary, as tenant, in the ordinary course of business;

(p) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Domestic Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Domestic Borrower and the Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Domestic Borrower or any Subsidiary in the ordinary course of business;

(q) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;

(r) Liens securing obligations in respect of trade-related letters of credit permitted under Section 6.01(f) or (p) and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof;

(s) licenses of intellectual property granted in the ordinary course of business;
(t) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(u) Liens on the assets of a Foreign Subsidiary that do not constitute Collateral and which secure Indebtedness of such Foreign Subsidiary that is not otherwise secured by a Lien on the Collateral under the Loan Documents and that is permitted to be incurred under Section 6.01(a) or (k);

(v) Liens upon specific items of inventory or other goods and proceeds of the Domestic Borrower or any of the Subsidiaries securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(w) Liens solely on any cash earnest money deposits made by the Domestic Borrower or any of the Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(x) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into by the Domestic Borrower or any of the Subsidiaries in the ordinary course of business;

(y) Liens securing insurance premium financing arrangements in an aggregate principal amount not to exceed 1% of Consolidated Total Assets, provided that such Lien is limited to the applicable insurance contracts;

(z) Liens on the assets of a Foreign Subsidiary which secure Indebtedness of such Foreign Subsidiary that is permitted to be incurred under Section 6.01(p), (r) or (v);  provided,  however, that if such Liens are on assets that constitute Collateral, such Liens may be pari passu with, but not prior to, the Liens granted in favor of the Collateral Agent under the Collateral Agreements unless such Liens secure letters of credit or bank guarantees and such assets constitute the rights of such Foreign Subsidiary under the contracts and agreements in respect of which such Indebtedness was incurred; and

(aa) Liens on inventory in favor of customers up to the amount of such customer's progress payments that are netted in determining the net inventory balance in accordance with GAAP.

Notwithstanding the foregoing, no Liens shall be permitted to exist, directly or indirectly, on (1) Pledged Collateral, other than Liens in favor of the Collateral Agent and Liens permitted by Section 6.02(d),  (e),  (q) or (z), or (2) Mortgaged Property, in each case, other than Liens in favor of the Collateral Agent, Prior Liens and Permitted Encumbrances.

Section 6.03 Sale and Lease-Back Transactions.  Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Lease-Back Transaction”), provided that a Sale and Lease-Back Transaction shall be permitted so long as at the time the lease in connection therewith is entered into, and after giving effect to the entering into of such Lease, the Remaining Present Value of such lease (together with Indebtedness outstanding pursuant to paragraphs (h) and (i) of Section 6.01 and the Remaining Present Value of outstanding leases previously entered into under this Section 6.03) would not exceed 5.00% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date such lease is entered into for which financial statements have been delivered pursuant to Section 5.04.

Section 6.04 Investments, Loans and Advances.  Purchase, hold or acquire (including pursuant to any merger with a Person that is not a Wholly Owned Subsidiary immediately prior to such merger) any Equity Interests, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Domestic Borrower and the Subsidiaries) to or Guarantees of the obligations of, or make or permit to exist any investment or any other interest in (each, an “Investment”), in any other Person, except:

(a) Investments other than those disclosed on Schedule 6.04 (including, but not limited to, Investments in Equity Interests, intercompany loans, and Guarantees of Indebtedness otherwise expressly permitted hereunder) after the Closing Date by Loan Parties in Subsidiaries that are not Loan Parties in an aggregate amount (valued at the time of the making thereof and without giving effect to any write-downs or write-offs thereof) not to exceed an amount equal to the greater of $250 million and 7.5% of Consolidated Total Assets (plus any return of capital actually received by the respective investors in respect of investments previously made by them pursuant to this paragraph (a)(i)),  Domestic Loan Parties in Foreign Loan Parties in an aggregate amount (valued at the time of the making thereof and without giving effect to any write downs or write offs thereof) not to exceed $150.0 million (plus any return of capital actually received by the respective investors in respect of investments previously made by them pursuant to this paragraph (a)(ii)),   Domestic Loan Parties in other Domestic Loan Parties,  Foreign Loan Parties in other Foreign Loan Parties,  Subsidiaries that are not Loan Parties in Loan Parties and  Domestic Loan Parties and the Spanish Borrower or their respective Subsidiaries in Dresser-Rand International, B.V. not to exceed $40 million (plus any return of capital actually received by the respective investors in respect of investments previously made by them pursuant to this paragraph (a)(vi)); provided, however that any return of capital received by Domestic Loan Parties directly or indirectly from the Spanish Borrower after the Closing Date shall increase the dollar limitation in the foregoing clause (a)(ii);

(b) Permitted Investments and investments that were Permitted Investments when made;
(c) Investments arising out of the receipt by the Domestic Borrower or any Subsidiary of non-cash consideration for the sale of assets permitted under Section 6.05;

(d) (i) loans and advances to employees of the Domestic Borrower or any Subsidiary in the ordinary course of business not to exceed $2.5 million in the aggregate at any time outstanding (calculated without regard to write-downs or write-offs thereof) and (ii) advances of payroll payments and expenses to employees in the ordinary course of business;

(e) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business;

(f) Swap Agreements permitted pursuant to Section 6.13 and Capital Expenditures;
(g) Investments existing on the Closing Date and set forth on Part I of Schedule 6.04 and Investments set forth on Part II of Schedule 6.04;
(h) Investments resulting from pledges and deposits referred to in Sections 6.02(f) and (g);

(i) other Investments by the Domestic Borrower or any Subsidiary in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed $25.0 million (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this paragraph (i));

(j) Investments constituting Permitted Business Acquisitions;

(k) additional Investments may be made from time to time to the extent made with proceeds of Equity Interests of the Domestic Borrower, which proceeds or Investments in turn are contributed (as common equity) to any Loan Party;

(l) Investments (including, but not limited to, Investments in Equity Interests, intercompany loans, and Guarantees of Indebtedness otherwise expressly permitted hereunder) after the Closing Date by Subsidiaries that are not Loan Parties in any Loan Party or other Subsidiary;

(m) Investments arising as a result of Permitted Receivables Financings;
(n) [Reserved];

(o) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business;

(p) Investments of a Subsidiary acquired after the Closing Date or of a corporation merged into any Borrower or merged into or consolidated with a Subsidiary in accordance with Section 6.05 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(q) Guarantees by the Domestic Borrower or any Subsidiary of operating leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into by any Subsidiary in the ordinary course of business; and

(r) Investments in joint ventures after the Closing Date not to exceed $350 million, other than those investments disclosed in writing on Schedule 6.04.

Section 6.05 Mergers, Consolidations, Sales of Assets and Acquisitions.  Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or issue, sell, transfer or otherwise dispose of any Equity Interests of any Borrower or any Subsidiary or preferred equity interests of the Domestic Borrower, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that this Section shall not prohibit:

(a) the sale of inventory, supplies, materials and equipment and the purchase and sale of contract rights or licenses or leases of intellectual property, in each case in the ordinary course of business by the Domestic Borrower or any Subsidiary, the sale of any other asset in the ordinary course of business by the Domestic Borrower or any Subsidiary, the sale of surplus, obsolete or worn out equipment or other property in the ordinary course of business by the Domestic Borrower or any Subsidiary;  the sale of Permitted Investments in the ordinary course of business;  the Spanish Borrower may merge or consolidate into, or transfer all of its assets to, a direct or indirect parent company of the Spanish Borrower incorporated under the laws of Spain, provided that such entity assumes all of the obligations of the Spanish Borrower under the Loan Documents pursuant to documentation reasonably satisfactory to the European Administrative Agent, and upon such assumption, such entity shall be the “Spanish Borrower” for all purposes under the Loan Documents.

(b) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, the merger of any Subsidiary into any Borrower in a transaction in which such Borrower is the surviving corporation, the merger or consolidation of any Subsidiary into or with any Loan Party in a transaction in which the surviving or resulting entity is a Loan Party and, in the case of each of clauses (i) and (ii), no Person other than such Borrower or a Loan Party receives any consideration, the merger or consolidation of any Subsidiary that is not a Loan Party into or with any other Subsidiary that is not a  Loan Party or the liquidation or dissolution (other than the Borrowers) or change in form of entity of the Domestic Borrower or any Subsidiary if the Domestic Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Domestic Borrower and is not materially disadvantageous to the Lenders;

(c) sales, transfers, leases or other dispositions to the Domestic Borrower or a Subsidiary (upon voluntary liquidation or otherwise); provided that any sales, transfers, leases or other dispositions by a Loan Party to a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.07;  provided further that the aggregate gross proceeds of any sales, transfers, leases or other dispositions by a Loan Party to a Subsidiary that is not a Loan Party in reliance upon this paragraph (c) and the aggregate gross proceeds of any or all assets sold, transferred or leased in reliance upon paragraph (h) below shall not exceed the amounts permitted to be invested in such entities pursuant to Section 6.04;

(d) Sale and Lease-Back Transactions permitted by Section 6.03;
(e) Investments permitted by Section 6.04, Liens permitted by Section 6.02 and dividends permitted by Section 6.06;
(f) the purchase and sale or other transfer (including by capital contribution) of Receivables Assets pursuant to Permitted Receivables Financings;
(g) the sale of defaulted receivables in the ordinary course of business and not as part of an accounts receivables financing transaction;

(h) sales, transfers, leases or other dispositions of assets not otherwise permitted by this Section 6.05;  provided that the aggregate gross proceeds (including non-cash proceeds) of any or all assets sold, transferred, leased or otherwise disposed of in reliance upon this paragraph (h) and in reliance upon the second proviso to paragraph (c) above shall not exceed, in any fiscal year of the Domestic Borrower, 5.00% of Consolidated Total Assets as of the end of the immediately preceding fiscal year;

(i) any merger or consolidation in connection with a Permitted Business Acquisition, provided that following any such merger or consolidation (i) involving any Borrower, such Borrower is the surviving corporation, (ii) involving a domestic Subsidiary, the surviving or resulting entity shall be a domestic Loan Party that is a Wholly Owned Subsidiary and (iii) involving a Foreign Subsidiary, the surviving or resulting entity shall be a Foreign Subsidiary Loan Party that is a Wholly Owned Subsidiary;

(j) licensing and cross-licensing arrangements involving any technology or other intellectual property of any Borrower or any Subsidiary in the ordinary course of business;

(k) sales, leases or other dispositions of inventory of the Domestic Borrower and its Subsidiaries determined by the management of any Borrower to be no longer useful or necessary in the operation of the business of the Domestic Borrower or any of the Subsidiaries; and

(l) sales, transfers or other dispositions of Foreign Financed Development Projects.

Notwithstanding anything to the contrary contained in Section 6.05 above, the Domestic Borrower shall at all times own, directly or indirectly, at least 85% of the Equity Interests of each other Borrower, in each case, free and clear of any Liens other than the Liens created by the Security Documents, no sale, transfer or other disposition of assets shall be permitted by this Section 6.05 (other than sales, transfers, leases or other dispositions to Loan Parties pursuant to paragraph (c) hereof and purchases, sales or transfers pursuant to paragraph (f) hereof) unless such disposition is for fair market value, no sale, transfer or other disposition of assets shall be permitted by paragraph (a),  (d), (f) or (k) of this Section 6.05 unless such disposition is for at least 75% cash consideration and (vii) no sale, transfer or other disposition of assets in excess of $10.0 million shall be permitted by paragraph (h) of this Section 6.05 unless such disposition is for at least 75% cash consideration; provided that for purposes of clauses (ii) and (iii), the amount of any secured Indebtedness or other Indebtedness of a Subsidiary that is not a Loan Party (as shown on the Domestic Borrower’s or such Subsidiary’s most recent balance sheet or in the notes thereto) of the Domestic Borrower or any Subsidiary of the Domestic Borrower that is assumed by the transferee of any such assets shall be deemed cash.

Section 6.06 Dividends and Distributions.  Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of additional shares of Equity Interests of the Person paying such dividends or distributions) or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its Equity Interests or set aside any amount for any such purpose; provided,  however, that:

(a) any Subsidiary of the Domestic Borrower may declare and pay dividends to, repurchase its Equity Interests from or make other distributions to, the Domestic Borrower or to any Wholly Owned Subsidiary of the Domestic Borrower (or, in the case of non-Wholly Owned Subsidiaries, to the Domestic Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary and to each other owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of the Domestic Borrower or such Subsidiary) based on their relative ownership interests);

(b) the Domestic Borrower and each Subsidiary may repurchase, redeem or otherwise acquire or retire for value any Equity Interests of the Domestic Borrower or any Subsidiary held by any current or former officer, director, consultant or employee of the Domestic Borrower or any Subsidiary pursuant to any equity subscription agreement, stock option agreement, shareholders’ or members’ agreement or similar agreement, plan or arrangement or any Plan and Subsidiaries may declare and pay dividends to the Domestic Borrower or any other Subsidiary the proceeds of which are used for such purposes, provided that the aggregate amount of such purchases or redemptions under this paragraph (b) shall not exceed $15.0 million (plus the amount of net proceeds (i) received by the Domestic Borrower during such calendar year from sales of Equity Interests of the Domestic Borrower to directors, consultants, officers or employees of the Domestic Borrower or any Subsidiary in connection with permitted employee compensation and incentive arrangements and (ii) of any key-man life insurance policies recorded during such calendar year) which, if not used in any year, may be carried forward to any subsequent calendar year;

(c) non-cash repurchases of Equity Interests deemed to occur upon exercise of stock options if such Equity Interests represent a portion of the exercise price of such options;
(d) [Reserved];

(e) the Domestic Borrower may pay cash dividends and/or repurchase, redeem or otherwise acquire or retire for value any Equity Interests of the Domestic Borrower, provided that either (i) the aggregate amount of such dividends, repurchases or redemptions do not exceed the sum of (A) $200.0 million and (B)  fifty percent (50%) of the Net Income of the Domestic Borrower for the period commencing January 1, 2010 and ending on the last day of the most recently ended fiscal quarter prior to the declaration of such dividend, repurchase or redemption for which financial statements have been delivered pursuant to Section 5.04(a) or (b) or (ii) as of the date of declaration of such dividend, repurchase or redemption, the Leverage Ratio is less than 3.25 to 1.00, calculated on a pro forma basis as of the last day of the most recently ended fiscal quarter in respect of which financial statements have been delivered pursuant to Section 5.04(a) or (b);

(f) the Domestic Borrower may make distributions to its members of management that hold Equity Interests of the Domestic Borrower in respect of such Equity Interests in an aggregate amount not to exceed in any fiscal year, together with such amounts permitted under Section 6.06(e) for such fiscal year, $3.0 million; and

(g) the Domestic Borrower may repurchase, redeem or otherwise acquire or retire for value any Equity Interests of the Domestic Borrower up to $130.0 million in respect of a share repurchase program.
Section 6.07 Transactions with Affiliates.

(a) Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates, unless such transaction is otherwise permitted (or required) under this Agreement (including in connection with any Permitted Receivables Financing) or upon terms no less favorable to the Domestic Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate; provided that this clause (ii) shall not apply to the indemnification of directors of the Domestic Borrower and the Subsidiaries in accordance with customary practice.

(b) The foregoing paragraph (a) shall not prohibit, to the extent otherwise permitted under this Agreement,

(i) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options, stock ownership plans and the granting and performance of registration rights approved by the Board of Directors of the Domestic Borrower,

(ii) transactions among the Borrowers and the Loan Parties and transactions among the non-Loan Parties otherwise permitted by this Agreement,

(iii) any indemnification agreement or any similar arrangement entered into with directors, officers, consultants and employees of the Domestic Borrower and the Subsidiaries in the ordinary course of business and the payment of fees and indemnities to directors, officers, consultants and employees of the Domestic Borrower and the Subsidiaries in the ordinary course of business,

(iv) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 6.07 or any amendment thereto to the extent such amendment is not adverse to the Lenders in any material respect,

(v) any employment agreement or employee benefit plan entered into by the Domestic Borrower or any of the Subsidiaries in the ordinary course of business or consistent with past practice and payments pursuant thereto,

(vi) transactions otherwise permitted under Section 6.04 and Section 6.06,

(vii) any contribution by the Domestic Borrower to, or purchase by the Domestic Borrower of, the equity capital of any Borrower; provided that any Equity Interests of any Borrower purchased by the Domestic Borrower shall be pledged to the Collateral Agent on behalf of the Lenders pursuant to the applicable Collateral Agreement,

(viii) [Reserved],
(ix) transactions with any Affiliate for the purchase or sale of goods, products, parts and services entered into in the ordinary course of business in a manner consistent with past practice,

(x) any transaction in respect of which the Domestic Borrower delivers to the Administrative Agent (for delivery to the Lenders) a letter addressed to the Board of Directors of the Domestic Borrower from an accounting, appraisal or investment banking firm, in each case of nationally recognized standing that is (A) in the good faith determination of the Domestic Borrower qualified to render such letter and (B) reasonably satisfactory to the Administrative Agent, which letter states that such transaction is on terms that are no less favorable to the Domestic Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate,

(xi) transactions pursuant to any Permitted Receivables Financing,
(xii) [Reserved],

(xiii) so long as not otherwise prohibited under this Agreement, guarantees of performance by the Domestic Borrower or any Subsidiary of any other Subsidiary or the Domestic Borrower that are not a Loan Party in the ordinary course of business, except for guarantees of Indebtedness in respect of borrowed money; and

(xiv) if such transaction is with a Person in its capacity as a holder (A) of Indebtedness of the Domestic Borrower or any Subsidiary where such Person is treated no more favorably than the other holders of Indebtedness of the Domestic Borrower or any Subsidiary or (B) of Equity Interests of the Domestic Borrower or any Subsidiary where such Person is treated no more favorably than the other holders of Equity Interests of the Domestic Borrower or any Subsidiary.

Section 6.08 Business of the Domestic Borrower and the Subsidiaries.  Notwithstanding any other provisions hereof, engage at any time in any business or business activity other than any business or business activity conducted by it on the Closing Date and any business or business activities incidental or related thereto, or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

Section 6.09 Limitation on Prepayment or Modifications of Senior Subordinated Indebtedness.

(a) Make, or agree or offer to pay or make, directly or indirectly, any optional payment in respect of principal or redeem the 2021 Senior Subordinated Notes or any Permitted Subordinated Debt Securities, or make any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of the 2021 Senior Subordinated Notes or any Permitted Subordinated Debt Securities except for  Refinancings permitted by Section 6.01(l)),  payments made solely with the proceeds from the issuance of Equity Interests and so long as no Default or Event of Default has occurred and is continuing or would result therefrom, purchases and redemptions of the 2021 Senior Subordinated Notes or any Permitted Subordinated Debt Securities,  provided that, after giving effect to any such purchases and redemptions pursuant to this clause (C), the Leverage Ratio shall be less than 4.0 to 1.00, calculated on a pro forma basis as of the last day of the most recently ended fiscal quarter in respect of which financial statements have been delivered pursuant to Section 5.04; or

(i) Amend or modify, or permit the amendment or modification of, any provision of any 2021  Senior Subordinated Note or any Permitted Senior Debt

Securities or Permitted Subordinated Debt Securities, any Permitted Receivables Document or any agreement (including any 2021 Senior Subordinated Notes Document or any document relating to any Permitted Senior Debt Securities or Permitted Subordinated Debt Securities) relating thereto, other than (A) in respect of the 2021  Second Supplemental Indenture and (B) amendments or modifications that are not in any manner materially adverse to Lenders and that do not affect the subordination provisions thereof (if any) in a manner adverse to the Lenders.

(b) Permit any Subsidiary to enter into any agreement or instrument that by its terms restricts (1) the payment of dividends or distributions or the making of cash advances by such Subsidiary to the Domestic Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary or (2) the granting of Liens by such Subsidiary pursuant to the Security Documents, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of:

(A)	restrictions imposed by applicable law;
(B)	restrictions contained in any Permitted Receivables Document with respect to any Special Purpose Receivables Subsidiary;
(C)

contractual encumbrances or restrictions in effect on the Closing Date under (1) any 2021 Senior Subordinated Note Document or (2) any agreements related to any permitted renewal, extension or refinancing of any Indebtedness existing on the Closing Date that does not expand the scope of any such encumbrance or restriction;

(D)	restrictions imposed by any Permitted Senior Debt Securities that are substantially similar to restrictions set forth in the Credit Agreement;
(E)

any restriction on a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Equity Interests or assets of a Subsidiary pending the closing of such sale or disposition;

(F)	customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business;
(G)

any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the property or assets securing such Indebtedness;

(H)	customary provisions contained in leases or licenses of intellectual property and other similar agreements entered into in the ordinary course of business;

(I)	customary provisions restricting subletting or assignment of any lease governing a leasehold interest;
(J)	customary provisions restricting assignment of any agreement entered into in the ordinary course of business;
(K)	customary restrictions and conditions contained in any agreement relating to the sale of any asset permitted under Section 6.05 pending the consummation of such sale; or
(L)	any agreement in effect at the time such Subsidiary becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary.
Section 6.010 [Reserved].
Section 6.011 Interest Coverage Ratio. Permit the Interest Coverage Ratio on the last day of any fiscal quarter ending after the Closing Date, to be less than 3:00 to 1:00.
Section 6.012 Leverage Ratio. Permit the Leverage Ratio on the last day of any fiscal quarter ending after the Closing Date, to be in excess of 4.00 to 1.00.

Section 6.013 Swap Agreements.  Enter into any Swap Agreement, other than (a) any Permitted Receivables Financing, (b) Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Domestic Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities, and (c) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Domestic Borrower or any Subsidiary.

Section 6.014 Designated Senior Debt.  Designate any Indebtedness of any Borrower or any of the Subsidiaries other than (a) the Obligations hereunder and (b) Permitted Senior Debt Securities as “Designated Senior Indebtedness” under, and as defined in, the 2021  Senior Subordinated Notes Indenture.

ARTICLE VII

EVENTS OF DEFAULT
Section 7.01 Events of Default. In case of the happening of any of the following events (“Events of Default”):

(a) any representation or warranty made or deemed made by any Borrower or any other Loan Party in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished by any Borrower or any other Loan Party;

(b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or on any L/C Disbursement or in the payment of any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days;

(d) default shall be made in the due observance or performance by any Borrower or any of the Subsidiaries of any covenant, condition or agreement contained in Section 5.01(a) (with respect to any Borrower), 5.05(a),  5.08,  5.10(c) or in Article VI;

(e) default shall be made in the due observance or performance by any Borrower or any of the Subsidiaries of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraphs (b),  (c) and (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to any Borrower;

(f) (i) any event or condition occurs that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) any Borrower or any of the Subsidiaries shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness;

(g) there shall have occurred a Change in Control;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Borrower or any of the Subsidiaries (other than a Borrower or Subsidiary incorporated in France), or of a substantial part of the property or assets of any Borrower or any Subsidiary (other than a Borrower or Subsidiary incorporated in France), under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any of the Subsidiaries (other than a Borrower or Subsidiary incorporated in France) or for a substantial part of the property or assets of any Borrower or any of the Subsidiaries (other than a Borrower or Subsidiary incorporated in France) or (iii) the winding-up or liquidation of any Borrower or any Subsidiary (other than a Borrower or Subsidiary incorporated in France) (except, in the case of any Subsidiary (other than the Borrowers), in a transaction permitted by Section 6.05); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) any Borrower or any Subsidiary (other than a Borrower or Subsidiary incorporated in France) shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (h) above, (iii) apply for, request or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any of the Subsidiaries (other than a Borrower or Subsidiary incorporated in France) or for a substantial part of the property or assets of any Borrower or any Subsidiary (other than a Borrower or Subsidiary incorporated in France), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(j) the failure by any Borrower or any Subsidiary to pay one or more final judgments aggregating in excess of $50.0 million (net of any amounts which are covered by insurance or bonded), which judgments are not discharged or effectively waived or stayed for a period of 30 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Borrower or any Subsidiary to enforce any such judgment;

(k) one or more ERISA Events or events with respect to one or more Foreign Plans (“Foreign Events”) shall have occurred or are reasonably expected to occur that, when taken together with all other ERISA Events and Foreign Events that have occurred or are reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect;

(l) any Borrower or any Subsidiary incorporated in France (i) stops or suspends or announces an intention to stop or suspend payment of its debts or shall admit its inability to pay its debts as they fall due or shall for the purpose of any applicable law be or be deemed to be unable to pay its debts or shall otherwise be or be deemed to be insolvent for the purpose of any insolvency law or to be in a state of cessation de paiements, (ii) applies for the appointment of a mandataire ad hoc,  administrateur judiciaire,  administrateur provisoire or liquidateur judiciaire, (iii) applies for or is subject to the appointment of a conciliateur for a procédure de conciliation pursuant to Articles L. 611-4 et seq. of the French Code de Commerce, (iv) is the subject of a judgment for sauvegarde (including sauvegarde financière accélérée), redressement judiciaire,  cession totale or partielle de l’entreprise or liquidation judiciaire pursuant to Articles L. 620-1 et seq. of the French Code de Commerce or (v) is the subject, in any jurisdiction other than France, of any procedure or step analogous to those set out as items (ii), (iii) and (iv) above;

(m) any Borrower or any Subsidiary incorporated in Spain (i) stops or suspends or announces an intention to stop or suspend payment of its debts or shall admit its inability to pay its debts as they fall due or shall for the purpose of any applicable law be or be deemed to be unable to pay its debts or shall otherwise be or be deemed to be insolvent for the purpose of Act 22/2003 on Insolvency (as amended or replaced from time to time) (for the purposes of this paragraph, the “Insolvency Law”), (ii) files for insolvency proceeding (whenever voluntary or mandatory), (iii) files in court for the petition regulated according to article 5.bis of the Insolvency Law asserting that negotiations are being pursued with creditors in order to achieve a refinancing agreement or a to obtain the necessary creditor support to file a pre-pack or advance composition proposal within the court and (iv) is the subject, in any jurisdiction other than Spain, of any procedure or step analogous to those set out as items (ii), (iii) and (iii) above;

(n) (i) any Loan Document shall for any reason be asserted in writing by any Borrower or any Subsidiary not to be a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by any Security Document and to extend to Collateral that is not immaterial to any Borrower and its Subsidiaries on a consolidated basis shall cease to be, or shall be asserted in writing by any Borrower or any other Loan Party not to be, a valid and perfected security interest (having the priority required by this Agreement or the relevant Security Document) in the securities, assets or properties covered thereby, except to the extent that (A) any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Agreements or to file UCC continuation statements, (B) such loss is covered by a lender’s title insurance policy and the Administrative Agent shall be reasonably satisfied with the credit of such insurer or (C) any such loss of validity, perfection or priority is the result of any failure by the Collateral Agent or the Administrative Agent to take any action necessary to secure the validity, perfection or priority of the liens, or (iii) the Guarantees pursuant to the Security Documents by the Domestic Borrower or the Subsidiary Loan Parties of any of the Obligations shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by any Borrower or any Subsidiary Loan Party not to be in effect or not to be legal, valid and binding obligations;

then, and in every such event (other than an event with respect to any Borrower described in paragraph (h),  (i) or (l) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrowers, take any or all of the following actions, at the same or different times:  (i) terminate forthwith the Commitments, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) demand cash collateral pursuant to Section 2.05(j); and in any event with respect to the Borrowers described in paragraph (h),  (i) or (l) above, the Commitments shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable and the Administrative Agent shall be deemed to have made a demand for cash collateral to the full extent permitted under Section 2.05(j), without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding.

Section 7.02 Exclusion of Immaterial Subsidiaries.  Solely for the purposes of determining whether an Event of Default has occurred under clause (h),  (i) or (l) of Section 7.01, any reference in any such clause to any Subsidiary shall be deemed not to include any Subsidiary affected by any event or circumstance referred to in any such clause that did not, as of the last day of the fiscal quarter of the Domestic Borrower most recently ended, have assets with a value in excess of 2.5% of the Consolidated Total Assets or 2.5% of total revenues of the Domestic Borrower and its Subsidiaries as of such date; provided that if it is necessary to exclude more than one Subsidiary from clause (h),  (i) or (l) of Section 7.01 pursuant to this Section 7.02 in order to avoid an Event of Default thereunder, all excluded Subsidiaries shall be considered to be a single consolidated Subsidiary for purposes of determining whether the condition specified above is satisfied.

ARTICLE VIII

THE AGENTS
Section 8.01 Appointment.

(a) In order to expedite the transactions contemplated by this Agreement, (i) JPMorgan is hereby appointed to act as Administrative Agent and Collateral Agent, (ii) each of Bank of America, N.A., Commerzbank AG, New York and Grand Cayman Branch, DNB Bank ASA, New York Branch, Sovereign Bank and Wells Fargo Bank, N.A. is hereby appointed to act as a Co-Syndication Agent.  Each of the Lenders and each assignee of any such Lender hereby irrevocably authorizes the Administrative Agent to take such actions on behalf of such Lender or assignee and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.  The Administrative Agent is hereby expressly authorized by the Lenders and each Issuing Bank, without hereby limiting any implied authority, (A) to receive on behalf of the Lenders and such Issuing Bank all payments of principal of and interest on the Loans, all payments in respect of L/C Disbursements and all other amounts due to the Lenders and such Issuing Bank hereunder, and promptly to distribute to each Lender or such Issuing Bank its proper share of each payment so received; (B) to give notice on behalf of each of the Lenders of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with the performance of its duties as Administrative Agent hereunder; and (C) to distribute to each Lender copies of all notices, financial statements and other materials delivered by any Borrower pursuant to this Agreement as received by the Administrative Agent.  Without limiting the generality of the foregoing, the Collateral Agent is hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents, and all rights and remedies in respect of such Collateral shall be controlled by the Collateral Agent.

(b) Neither the Agents nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrowers or any other Loan Party of any of the terms, conditions, covenants or agreements contained in any Loan Document.  The Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements.  The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders.  Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper Person.  Neither the Agents nor any of their respective directors, officers, employees or agents shall have any responsibility to any Borrower or any other Loan Party or any other party hereto or to any Loan Document on account of the failure, delay in performance or breach by, or as a result of information provided by, any Lender or Issuing Bank of any of its obligations hereunder or to any Lender or Issuing Bank on account of the failure of or delay in performance or breach by any other Lender or Issuing Bank or any Borrower or any other Loan Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith.  Each Agent may execute any and all duties hereunder by or through agents, employees or any sub-agent appointed by it and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

Section 8.02 Nature of Duties.  The Lenders hereby acknowledge that no Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.  The Lenders further acknowledge and agree that so long as an Agent shall make any determination to be made by it hereunder or under any other Loan Document in good faith, such Agent shall have no liability in respect of such determination to any Person.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.  Each Lender recognizes and agrees that the Joint Lead Arrangers shall have no duties or responsibilities under this Agreement or any other Loan Document, or any fiduciary relationship with any Lender, and shall have no functions, responsibilities, duties, obligations or liabilities for acting as such hereunder.

Section 8.03 Resignation by the Agents.  Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by notifying the Lenders and the Borrowers.  Upon any such resignation, the Required Lenders shall have the right to appoint a successor with the consent of the Borrowers (not to be unreasonably withheld or delayed).  If no successor shall have been so appointed by the Required Lenders and approved by the Borrowers and shall have accepted such appointment within 45 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders with the consent of the Borrowers (not to be unreasonably withheld or delayed), appoint a successor Agent which shall be a bank with an office in New York, New York and an office in London, England (or a bank having an Affiliate with such an office) having a combined capital and surplus that is not less than $500.0 million or an Affiliate of any such bank.  Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder.  After the Agent’s resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

Section 8.04 Each Agent in Its Individual Capacity.  With respect to the Loans made by it hereunder, each Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower or any of the Subsidiaries or other Affiliates thereof as if it were not an Agent.

Section 8.05 Indemnification.  Each Lender agrees (a) to reimburse the Agents, on demand, in the amount of its pro rata share (based on its Commitments hereunder (or if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of its applicable outstanding Loans or participations in L/C Disbursements, as applicable)) of any reasonable expenses incurred for the benefit of the Lenders by the Agents, including reasonable counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrowers and (b) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, Taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrowers, provided that no Lender shall be liable to an Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Agent or any of its directors, officers, employees or agents.

Section 8.06 Lack of Reliance on Agents.  Each Lender acknowledges that it has, independently and without reliance upon the Agents and any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Agents, any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.    The Agents shall not be required to keep themselves informed as to the performance or observance by the Borrowers or any of their Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrowers or their Subsidiaries.  Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or the Arrangers shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrowers (or any of their Affiliates) which may come into the possession of such Agent or any of its Affiliates.  In this regard, each Lender acknowledges that Vinson & Elkins LLP is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document.  Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

Section 8.07 European Administrative Agent.  The European Administrative Agent has been designated under this Agreement to carry out duties of the Administrative Agent.  The European Administrative Agent shall be subject to each of the obligations in this Agreement to be performed by the European Administrative Agent, and each of the Borrowers and the Lenders agrees that the European Administrative Agent shall be entitled to exercise each of the rights and shall be entitled to each of the benefits of the Administrative Agent under this Agreement as related to the performance of its obligations hereunder.

Section 8.08 Appointment of Supplemental Collateral Agents.

(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction.  It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent, collateral sub-agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Collateral Agent” and collectively as “Supplemental Collateral Agents”).

(b) In the event that the Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Article and of Section 9.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

(c) Should any instrument in writing from any Loan Party be required by any Supplemental Collateral Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent.  In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Collateral Agent.

ARTICLE IX

MISCELLANEOUS
Section 9.01 Notices.

(a) Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to the Domestic Borrower, to it at Dresser-Rand Group Inc., 1200 W. Sam Houston Parkway N., Houston, TX 77043, Attention: Robert Saltarelli (telecopy:  713.935.3880) (e-mail:    rsaltarelli@dresser-rand.com);

(ii) if to the Spanish Borrower, to it at Grupo Guascor, S.L. c/o Dresser-Rand Group Inc., 1200 W. Sam Houston Parkway N., Houston, TX 77043, Attention: Robert Saltarelli (telecopy:  713.935.3880) (e-mail:  rsaltarelli@dresser-rand.com);

(iii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 10 South Dearborn, 7th Floor, Chicago, IL, 60603, Attention: Sherese Cork (telecopy:  888.303.9732) (e-mail:  jpm.agency.servicing.1@jpmchase.com);

(iv) if to the European Administrative Agent, to J.P. Morgan Europe Limited, 25 Bank Street, Canary Wharf, London E14 5JP, Attention: Manager (telecopy: 44.207.777.2360) (email: loan_and_agency_london@jpmorgan.com); and

(v) if to an Issuing Bank, to it at the address or telecopy number set forth separately in writing.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.  Each of the Administrative Agent, the Collateral Agent and the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided further that approval of such procedures may be limited to particular notices or communications.

(c) All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, sent by telecopy or (to the extent permitted by paragraph (b) above) electronic means or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01.

(d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

Section 9.02 Survival of Agreement.  All covenants, agreements, representations and warranties made by the Borrowers and the Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and each Issuing Bank and shall survive the making by the Lenders of the Loans, the execution and delivery of the Loan Documents and the issuance of the Letters of Credit, regardless of any investigation made by such Persons or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated.  Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Sections 2.16,  2.18 and 9.05) shall survive the payment in full of the principal and interest hereunder, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

Section 9.03 Binding Effect.  This Agreement shall become effective when it shall have been executed by the Borrowers and the Agents and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Borrowers, each Issuing Bank, the Agents and each Lender and their respective permitted successors and assigns.

Section 9.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) other than pursuant to a merger permitted by Section 6.05(b) or 6.05(i), no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, each Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A)

the Borrowers; provided, that no consent of any Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee (provided that any liability of the Borrowers to an assignee that is an Approved Fund or Affiliate of the assigning Lender under Section 2.16,  2.18 or 2.21 shall be limited to the amount, if any, that would have been payable hereunder by the Borrowers in the absence of such assignment);

(B)

the Administrative Agent and the Swingline Lenders;  provided that no consent of the Administrative Agent or the Swingline Lenders, as applicable, shall be required for an assignment of a Revolving Facility Commitment to an assignee that is a Lender immediately prior to giving effect to such assignment; and

(C)	any such assignment shall be made ratably among the Revolving Facility, the Euro Revolving Facility and the Term Facility.
(vi) Assignments shall be subject to the following additional conditions:
(A)

except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, an assignment of the entire remaining amount of the assigning Lender’s Commitment or contemporaneous assignments to related Approved Funds that equal at least $5.0 million in the aggregate, the amount of the commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5.0 million, unless each of the Borrowers and the Administrative Agent otherwise consent; provided that no such consent of the Borrowers shall be required if an Event of Default has occurred and is continuing;

(B)	each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C)

the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500.00;  provided that no such recordation fee shall be due in connection with an assignment to an existing Lender or Affiliate of a Lender or an Approved Fund of such Lender or an assignment by the Administrative Agent and provided further that only one such fee shall be payable in connection with contemporaneous assignments to related Approved Funds;

(D)	the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and
(E)	no such assignment shall be made to the Domestic Borrower or any of its Subsidiaries.

For purposes of this Section 9.04(b), the term “Approved Fund” shall have the following meaning:

“Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

(vii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender hereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.16,  2.17,  2.18 and 9.05).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(viii) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and each Borrower, the Agents, each Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by any Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(ix) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) Any Lender may, without the consent of the Borrowers, the Administrative Agent, any Issuing Bank or any Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Agents, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument (oral or written) pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that (1) such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.04(a)(i) or clauses (i),  (ii),  (iii),  (iv),  (v) or (vi) of the first proviso to Section 9.08(b) that affects such Participant and (2) no other agreement (oral or written) with respect to such Participant may exist between such Lender and such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.16,  2.17 and 2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender, provided such Participant agrees to be subject to Section 2.19(c) as though it were a Lender.

(i) A Participant shall not be entitled to receive any greater payment under Section 2.16,  2.17 or 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent (which shall not be unreasonably withheld).  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.18 to the extent such Participant fails to comply with Section 2.18(e) as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) For the purposes of Article 1278 of the French Civil Code, it is expressly agreed that upon any assignment of the rights and obligations of a Lender, the security created or evidenced by any collateral agreement or instrument governed by French law and/or with a French law party shall be preserved for the benefit of the new Lender and each other Secured Party.

(f) A copy of the instrument evidencing the assignment of the rights of a Lender in respect of any Loan to any Additional Foreign Borrower organized under the laws of France (if any) shall be notified through a French bailiff (huissier) to such Borrower in accordance with Article 1690 of the French Civil Code.  The new Lender will be responsible for the fees of the French bailiff (huissier) for so notifying such Additional Foreign Borrower.

(g) For the purposes of Article 1528 of the Spanish Civil Code, each party to this Agreement agrees that upon any assignment in accordance with this Section 9.04, any and all ancillary rights of a Lender, such as guarantees, security interests and privileges created under this Agreement and other Loan Documents shall be preserved for the benefit of the new lender. Nevertheless, each new lender shall be entitled to pursue all actions necessary to maintain the effectiveness of all ancillary rights.

Section 9.05 Expenses; Indemnity.

(a) The Domestic Borrower agrees to pay all reasonable and documented out-of-pocket expenses (including Other Taxes) incurred by the Agents in connection with the preparation of this Agreement and the other Loan Documents, or by the Agents in connection with the syndication of the Commitments or the administration of this Agreement (including expenses incurred in connection with due diligence and initial and ongoing Collateral examination to the extent incurred with the reasonable prior approval of the Domestic Borrower and the reasonable fees, disbursements and the charges for no more than one primary counsel and one counsel in each jurisdiction where Collateral is located) or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the Transactions hereby contemplated shall be consummated) or incurred by the Agents or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents, in connection with the Loans made or the Letters of Credit issued hereunder, including the reasonable fees, charges and disbursements of Vinson & Elkins LLP, counsel for the Agents and the Joint Lead Arrangers, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel) (including the reasonable and documented allocated costs of internal counsel for the Agents, the Joint Lead Arrangers, any Issuing Bank or any Lender (but no more than one such counsel for any Lender)).

(b) The Domestic Borrower agrees to indemnify the Agents, the Joint Lead Arrangers, each Issuing Bank, each Lender and each of their respective Related Parties (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated hereby, (ii) the use of the proceeds of the Loans or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result primarily from the gross negligence or willful misconduct of such Indemnitee (treating, for this purpose only, any Agent, any Joint Lead Arranger, any Issuing Bank, any Lender and any of their respective Related Parties as a single Indemnitee) as determined by a court of competent jurisdiction in a final and non-appealable judgment.  Subject to and without limiting the generality of the foregoing sentence, the Domestic Borrower agrees to indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel or consultant fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (A) any Environmental Claim related in any way to any Borrower or any of their Subsidiaries, or (B) any actual or alleged presence, Release or threatened Release of Hazardous Materials at, under, on or from any Property, any property owned, leased or operated by any predecessor of any Borrower or any of their Subsidiaries, or any property at which any Borrower or any of their Subsidiaries has sent Hazardous Wastes for treatment, storage or disposal, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties as determined by a court of competent jurisdiction in a final and non-appealable judgment.  The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Agent, any Issuing Bank or any Lender.  All amounts due under this Section 9.05 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.    In the case of an investigation, litigation or proceeding to which the indemnity in this Section 9.05(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Borrower, any of such Borrower’s equity holders or creditors, an Indemnitee or any other person or entity, whether or not an Indemnitee is otherwise a party thereto

(c) Unless an Event of Default shall have occurred and be continuing, the Domestic Borrower shall be entitled to assume the defense of any action for which indemnification is sought hereunder with counsel of their choice at its expense (in which case the Domestic Borrower shall not thereafter be responsible for the fees and expenses of any separate counsel retained by an Indemnitee except as set forth below); provided,  however, that such counsel shall be reasonably satisfactory to each such Indemnitee.  Notwithstanding the Domestic Borrower’s election to assume the defense of such action, each Indemnitee shall have the right to employ separate counsel and to participate in the defense of such action, and the Domestic Borrower shall bear the reasonable fees, costs and expenses of such separate counsel, if (i) the use of counsel chosen by the Domestic Borrower to represent such Indemnitee would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both a Borrower and such Indemnitee and such Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Borrowers (in which case the Domestic Borrower shall not have the right to assume the defense or such action on behalf of such Indemnitee); (iii) the Domestic Borrower shall not have employed counsel reasonably satisfactory to such Indemnitee to represent it within a reasonable time after notice of the institution of such action; or (iv) the Domestic Borrower shall authorize in writing such Indemnitee to employ separate counsel at the Domestic Borrower’s expense.  The Domestic Borrower will not be liable under this Agreement for any amount paid by an Indemnitee to settle any claims or actions if the settlement is entered into without the Domestic Borrower’s consent, which consent may not be withheld or delayed unless such settlement is unreasonable in light of such claims or actions against, and defenses available to, such Indemnitee.

(d) Except as expressly provided in Section 9.05(a) with respect to Other Taxes, which shall not be duplicative with any amounts paid pursuant to Section 2.16, this Section 9.05 shall not apply to Taxes.

Section 9.06 Right of Set-off.  Subject to Section 9.23, if an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank to or for the credit or the account of (a) any Domestic Loan Party or any other Domestic Subsidiary, against any and all obligations of the Domestic Loan Parties or (b) any Foreign Loan Party or any of its Foreign Subsidiaries, against any and all of the obligations of such Foreign Loan Party, in each case, now or hereafter existing under this Agreement or any other Loan Document held by such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured.  The rights of each Lender and each Issuing Bank under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender or such Issuing Bank may have.

Section 9.07 Applicable Law.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 9.08 Waivers; Amendment.

(a) No failure or delay of the Agents, any Issuing Bank or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Agents, each Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any Borrower or any other Loan Party in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders and (y) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each party thereto and the Collateral Agent and consented to by the Required Lenders; provided,  however, that no such agreement shall

(i) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Loan or any L/C Disbursement, without the prior written consent of each Lender directly affected thereby; provided that any amendment to the financial covenant definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i),

(ii) increase or extend the Commitment of any Lender or decrease the Commitment Fees or L/C Participation Fees or other fees of any Lender without the prior written consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Lender),

(iii) amend or modify the provisions of Section 2.19(b) or (c) in a manner that would by its terms alter the pro rata sharing of payments required thereby, without the prior written consent of each Lender adversely affected thereby,

(iv) amend or modify the provisions of this Section or the definition of the terms “Required Lenders,” “Majority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender adversely affected thereby (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Loans and Commitments are included on the Closing Date),

(v) release all or substantially all the Collateral or release any Subsidiary Loan Party from its Guarantee under a Collateral Agreement, unless, in the case of a Subsidiary Loan Party, all or substantially all the Equity Interests of such Subsidiary Loan Party is sold or otherwise disposed of in a transaction permitted by this Agreement, without the prior written consent of each Lender, or

(vi) effect any waiver, amendment or modification that by its terms adversely affects the rights in respect of payments or Collateral of Lenders participating in any Facility differently from those of Lenders participating in other Facilities, without the consent of the Majority Lenders participating in the adversely affected Facility (it being agreed that the Majority Lenders under the Revolving Facility may waive, in whole or in part, any prepayment or Commitment reduction of the Revolving Facility required by Section 2.12 so long as the application of any prepayment or Commitment reduction of the Revolving Facility still required to be made is not changed);

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or an Issuing Bank hereunder without the prior written consent of the Administrative Agent or such Issuing Bank acting as such at the effective date of such agreement, as applicable.  Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any assignee of such Lender.

(c) Without the consent of any Co-Syndication Agent, Joint Lead Arranger or Lender, the Loan Parties and the Administrative Agent and/or Collateral Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.

(d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, and the Borrowers (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

Section 9.09 Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or any Issuing Bank, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such

Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender or such Issuing Bank, shall be limited to the Maximum Rate, provided that such excess amount shall be paid to such Lender or such Issuing Bank on subsequent payment dates to the extent not exceeding the legal limitation.

Section 9.010 Entire Agreement.  This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof.  Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents.  Notwithstanding the foregoing, the Fee Letter and the Fee Letter shall survive the execution and delivery of this Agreement and remain in full force and effect.

Section 9.011 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

Section 9.012 Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.013 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03.  Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

Section 9.014 Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.015 Jurisdiction; Consent to Service of Process.

(a) Each of the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to such Borrower at the address specified for the Loan Parties in Section 9.01(a).  Each Foreign Borrower hereby further agrees that service of process in any such action or proceeding brought in any such New York state court or in any such federal court may be made upon the Domestic Borrower at its address specified in Section 9.01(a), and each Foreign Borrower hereby irrevocably appoints the Domestic Borrower as its authorized agent to accept such service of process, and hereby irrevocably agrees that the failure of the Domestic Borrower to give any notice of such service to such Borrower shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Lender or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower or any Loan Party or their properties in the courts of any jurisdiction.

(b) Each of the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 9.016 Confidentiality.  Each of the Lenders, each Issuing Bank and each of the Agents agrees that it shall maintain in confidence any information relating to the Borrowers and the other Loan Parties furnished to it by or on behalf of the Borrowers or the other Loan Parties (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party, (b) has been independently developed by such Lender, such Issuing Bank or such Agent without violating this Section 9.16 or (c) was available to such Lender, such Issuing Bank or such Agent from a third party having, to such Person’s knowledge, no obligations of confidentiality to any Borrower or any other Loan Party) and shall not reveal the same other than to its directors, trustees, officers, employees and advisors with a need to know or to any Person that approves or administers the Loans on behalf of such Lender (so long as each such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16), except:  (i) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Authority, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (ii) as part of normal reporting or review procedures to Governmental Authorities or the National Association of Insurance

Commissioners, (iii) to its parent companies, Affiliates or auditors (so long as each such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16), (iv) in order to enforce its rights under any Loan Document in a legal proceeding, (v) to any prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16) and (vi) to any direct or indirect contractual counterparty in Swap Agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section).

Section 9.017 Direct Website Communications.
(a) Delivery.

(i) Each Loan Party hereby agrees that it will use all reasonable efforts to provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to Intralinks.  Nothing in this Section 9.17 shall prejudice the right of the Agents, the Co-Syndication Agents, the Joint Lead Arrangers or any Lender or any Loan Party to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document.

(ii) The Administrative Agent agrees that receipt of the Communications by the Administrative Agent at its e mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents.  Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform (as defined below) shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents.  Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e mail address.

(b) Posting.  Each Loan Party further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”).

(c) Disclaimers.  The Platform is provided “as is” and “as available.”  The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Communications, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications.  No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform.  In no event shall the Administrative Agent or any of its affiliates or any of their respective officers, directors, employees, agents advisors or representatives (collectively, “Agent Parties”) have any liability to the Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of communications through the internet, except to the extent the liability of any Agent Party is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Agent Party’s gross negligence or willful misconduct.

Section 9.018 Release of Liens and Guarantees.

(a) In the event that any Loan Party conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of any of the Equity Interests or assets of any Subsidiary Loan Party (other than the Equity Interests of a Borrower) to a Person that is not (and is not required to become) a Loan Party in a transaction not prohibited by Section 6.05, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrowers and at the Borrowers’ expense to release any Liens created by any Loan Document in respect of such Equity Interests, and, in the case of a disposition of the Equity Interests of any Subsidiary Loan Party that is not a Borrower in a transaction permitted by Section 6.05 and as a result of which such Subsidiary Loan Party would cease to be a Subsidiary, terminate such Subsidiary Loan Party’s obligations under its Guarantee.  In addition, the Administrative Agent and the Collateral Agent agree to take such actions as are reasonably requested by the Borrowers and at the Borrowers’ expense to terminate the Liens and security interests created by the Loan Documents when all the Obligations are paid in full and all Letters of Credit and Commitments are terminated.  Any representation, warranty or covenant contained in any Loan Document relating to any such Equity Interests, asset or Subsidiary of the Domestic Borrower shall no longer be deemed to be made once such Equity Interests or asset is so conveyed, sold, leased, assigned, transferred or disposed of.

(b) The Lenders hereby authorize the Administrative Agent and the Collateral Agent to take such action and execute any such documents as may be reasonably requested by the Borrowers and at the Borrowers’ expense to effectuate the release of the French Loan Parties (as defined in the Existing Credit Agreement) from their obligations under the Existing Credit Agreement, including (i) the release of any Liens created by any French Collateral Documents and (ii) the termination of any any French Subsidiary Loan Party’s obligation under its Guarantee.

Section 9.019 U.S. Patriot Act.  Each Lender hereby notifies each Loan Party that pursuant to the requirements of the U.S. Patriot Act, it is required to obtain, verify and record information that identifies Loan Parties, which information includes the name and address of each Loan Party and other information that will allow the Lenders to identify such Loan Party in accordance with the U.S. Patriot Act.

Section 9.020 Judgment.

(a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at JPMorgan’s principal office in London at 11:00 a.m. (London time) on the Business Day preceding that on which final judgment is given.

(b) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in a Foreign Currency into Dollars, the parties agree to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Foreign Currency with Dollars at JPMorgan’s principal office in London at 11:00 a.m. (London time) on the Business Day preceding that on which final judgment is given.

(c) The obligation of each Borrower in respect of any sum due from it in any currency (the “Primary Currency”) to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be), of any sum adjudged to be so due in such other currency, such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the applicable Primary Currency with such other currency; if the amount of the applicable Primary Currency so purchased is less than such sum due to such Lender or the Administrative Agent (as the case may be) in the applicable Primary Currency, each Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be) against such loss, and if the amount of the applicable Primary Currency so purchased exceeds such sum originally due to any Lender or the Administrative Agent (as the case may be) in the applicable Primary Currency, such Lender or the Administrative Agent (as the case may be) agrees to remit to such Borrower such excess.

Section 9.021 Substitution of Currency.  If a change in any Foreign Currency occurs pursuant to any applicable law, rule or regulation of any governmental, monetary or multi-national authority, this Agreement (including, without limitation, the definition of Adjusted LIBO Rate) will be amended to the extent determined by the Administrative Agent (acting reasonably and in consultation with the Borrowers) to be necessary to reflect the change in currency and to put the Lenders and the Borrowers in the same position, so far as possible, that they would have been in if no change in such Foreign Currency had occurred.

Section 9.022 Termination or Release.  The Security Documents, the guarantees made therein, the Security Interest (as defined therein) and all other security interests granted thereby shall terminate, and a Subsidiary Loan Party shall automatically be released from its obligations thereunder and the security interests in the Collateral granted by any Loan Party shall be automatically released, in each case in accordance with Section 7.14 of the Domestic Collateral Agreement or the comparable provisions of the other Collateral Agreements.

Section 9.023 Pledge and Guarantee Restrictions.  Notwithstanding any provision of this Agreement or any other Loan Document to the contrary (including any provision that would otherwise apply notwithstanding other provisions or that is the beneficiary of other overriding language):

(a)    no more than 65% of the issued and outstanding Equity Interests of (A) any Foreign Borrower or any Foreign Subsidiary or (B) any Domestic Subsidiary substantially all of whose assets consist of the Equity Interests in “controlled foreign corporations” under Section 957 of the Code shall be pledged or similarly hypothecated to guarantee, secure or support any Obligation of any Domestic Loan Party;

(i) no Foreign Subsidiary or any Domestic Subsidiary substantially all of whose assets consist of the Equity Interests in “controlled foreign corporations” under Section 957 of the Code shall guarantee or support any Obligation of any Domestic Loan Party;

(ii) no security or similar interest shall be granted in the assets of any Foreign Subsidiary or any Domestic Subsidiary substantially all of whose assets consist of the Equity Interests in “controlled foreign corporations under Section 957 of the Code (including indirectly by way of an offset or otherwise) which security or similar interests guarantees or supports any Obligation of any Domestic Loan Party;

(b) no Subsidiary shall guarantee or support any Obligation of any Loan Party if such guarantee or support would contravene the Agreed Security Principles;

(c)    no Foreign Subsidiary shall guarantee or support any Obligation of any Foreign Loan Party unless such Foreign Subsidiary directly owns or is owned directly by such Foreign Loan Party and is organized under the same jurisdiction as such Foreign Loan Party;

(i) no security or similar interest shall be granted in the assets of any Foreign Subsidiary (including indirectly by way of an offset or otherwise) which security or similar interest guarantees or supports any Obligation of any Foreign Loan Party unless such Foreign Subsidiary directly owns or is owned directly by such Foreign Loan Party and is organized under the same jurisdiction as such Foreign Loan Party.

The parties hereto agree that any pledge, guaranty or security or similar interest made or granted in contravention of this Section 9.23 shall be void ab initio.

Section 9.024 Matters Pertaining to Foreign Borrowers and Any Additional Foreign Borrower Organized Under the Laws of France or Spain.

(a) The Lenders as of the Closing Date participating in any loan to any Additional Foreign Borrower organized under the laws of France (if any) represent and warrant (i) that they are duly authorized to carry out credit transaction in France pursuant to applicable laws and regulations of France or the European Union and (ii) that participations in loans to any Additional Foreign Borrower organized under the laws of France (if any) and commitments to lend to any Additional Foreign Borrower organized under the laws of France (if any) under this Agreement shall only be assigned or transferred to institutions that are duly authorized to carry out credit transactions in France, or which may legally acquire rights under loans to a French borrower under applicable laws and regulations of France.

(b) To comply with the provisions of articles L.313-4 of the French Monetary and Financial Code and articles L. 313-1 and L. 313-2 of the French Code de la consommation,  any Additional Foreign Borrower organized under the laws of France (if any) shall acknowledge, in the applicable Credit Agreement Supplement for such Additional Foreign Borrower, that the effective global rate (taux effectif global or “TEG”) for the Revolving Facility Loans cannot be calculated for the total duration of this agreement, primarily because of the floating rate of interest applicable to such Loans and the ability of such Additional Foreign Borrower to select the duration of each Interest Period.  An example of calculation of the effective global rate, based upon certain assumptions and in particular the initial levels of the rate of interest and of charges,  shall be provided to such Additional Foreign Borrower by way of delivery of a TEG letter by the Administrative Agent in a form reasonably acceptable to such Additional Foreign Borrower.  Any TEG letter delivered pursuant to this Section 9.24 shall form an integral part of this Agreement.

(c) The Spanish Borrower shall not be a party to, or guarantee obligations that include or extend to amounts utilized to fund, the acquisition of the shares in the Spanish Borrower and/or the acquisition of the shares of its controlling corporation or any company of the group of the Spanish Borrower which would cause an infringement of the financial assistance prohibition provided in article 143.2 of the Spanish Royal Legislative Decree 1/2010, of 2 July, approving the Companies Act (as it may be amended or replaced from time to time).  Given that the Spanish Borrower is incorporated as a limited liability company (“Sociedad de Responsabilidad Limitada”), the Spanish Borrower shall not provide funds or guarantee any obligations which could reasonably be expected to result in a breach of article 402 of the Spanish Companies Act, meaning that the Spanish Borrower cannot issue, or guarantee the issuance of, notes or other securities or grant security interest securing any such issuance, and the Spanish Borrower is prohibited from borrowing, guaranteeing, or securing any amounts under the Tranche B Term Facility.  Any Additional Foreign Borrower organized under the laws of Spain as a corporation (“Sociedad Anónima”) shall not be a party to, and shall not guarantee obligations that include or extend to amounts utilized to fund, the acquisition of the shares in the Spanish Borrower and/or the acquisition of the shares of its controlling corporation by a third party which would cause an infringement of the financial assistance prohibition provided in article 150.1 of the Companies Act (as it may be amended or replaced from time to time).

(d) Upon request of the Administrative Agent, the Spanish Borrower and any Additional Foreign Borrower organized under the laws of Spain (if any) shall grant this Agreement by means of a Spanish notarial document (“escritura pública” or “póliza intervenida” or “acta notarial”) and/or any other document of this transaction which carries any Obligation for the Spanish Borrower or to any Additional Foreign Borrower organized under the laws of Spain (if any). The Spanish Borrower and any Additional Foreign Borrower organized under the laws of Spain also undertake to grant any supplemental public or private document required by the Administrative Agent for the purposes of or in relation to such notarial document.

(e) The Spanish Borrower and any Additional Foreign Borrower organized under the laws of Spain (if any) undertake that the notarial document(s) shall:

(i) expressly state that any Lender is entitled to claim (subject to the terms of this Agreement) amounts outstanding under the Loan Documents following any non‑payment of principal or interest under this Agreement. This does not prejudice the exercise of any other right and remedy of the Administrative Agent or any Lender; and

(ii) state any conditions that the Administrative Agent considers necessary or convenient in respect of the enforceability of the Loan Documents referred to above, including those referred to in article 517 et seq and 571 et seq or any other provision of the Spanish Civil Procedure Act (as it may be amended or replaced from time to time).

(f) For the purpose of Art. 571 et seq. of the Civil Procedural Act, the Loan Parties hereby agree that:

(i) the amount liquid, due and payable under the Loan Documents by the Spanish Borrower or any Additional Foreign Borrower organized under the laws of Spain (if any) that may be claimed in any executive proceedings (“procedimiento ejecutivo”) will be contained in a certificate setting out the relevant calculations and determinations supplied by the Administrative Agent or a Lender and will be based on the accounts maintained by the Administrative Agent or the Lender in connection with this Agreement as stated in clauses 2.10(d),  2.10(e) and 2.10(f), reflecting the Indebtedness of the Spanish Borrower and/or any Additional Foreign Borrower organized under the laws of Spain (if any);

(ii) the Administrative Agent and/or each Lender may (at the cost of the Spanish Borrower or any Additional Foreign Borrower organized under the laws of Spain) have the certificate notarised evidencing that the calculations and determinations have been effected; and

(iii) the Administrative Agent and/or the Lenders may claim the total amount of the principal and interest due if there is a default in the repayment of any installment of principal or interest, subject to the terms of this Agreement.

(g) The Administrative Agent and/or the Lenders may start executive proceedings (“procedimiento ejecutivo”) in Spain by presenting to the relevant court the documents specified in Article 573 of the Spanish Civil Procedural Act, namely:

(i) an original notarial copy of this Agreement;

(ii) a notarial document (acta notarial) incorporating the certificate of the Administrative Agent and/or the Lenders referred to in sub‑clause 9.24(f) (i) for purposes of Article 572 of the Spanish Civil Procedure Act.  Such notarial document shall attest to and certify that the calculations and determinations shown in the aforementioned certificate have been effected in accordance with the terms agreed under the Agreement; and

(iii) evidence that the Spanish Borrower or any Additional Foreign Borrower organized under the laws of Spain (if any) has been notified of the details of the claim resulting from the certificate at least 10 days before the start of the executive proceedings.

Section 9.025 Amendment and Restatement;  Reaffirmation.  This Agreement represents a full and complete amendment and restatement of the Existing Credit Agreement, and the Existing Credit Agreement is replaced in its entirety as of the effectiveness of this Agreement.  The Obligations outstanding under the Existing Credit Agreement continue under this Agreement, and the execution of this Agreement does not indicate a payment, satisfaction, novation, or discharge thereof.  All Liens, security and support for the Obligations outstanding under the Existing Credit Agreement continue to secure and support the Obligations hereunder.  The Borrowers hereby reaffirm the validity of the Obligations outstanding under the Existing Credit Agreement, as amended, restated and extended pursuant to the terms of this Agreement, including their obligations (including but not limited to any obligations under the Domestic Collateral Agreement or the Foreign Guarantee) under all Letters of Credit issued, amended, renewed or extended under the Existing Credit Agreement and outstanding on the Closing Date.

Section 9.026 No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Domestic Borrower and each other Loan Party acknowledges and agrees and acknowledges its Affiliates' understanding that that:  (a)(i) the services regarding this Agreement provided by the Administrative Agent and/or Lenders are arm’s-length commercial transactions between the Domestic Borrower and each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (ii) each of the Domestic Borrower and the other Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (iii) the Domestic Borrower and each other Loan Party is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) each of the Administrative Agent and Lenders  is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for the Domestic Borrower, any other Loan Party, any of their respective Affiliates or any other Person and (ii) neither the Administrative Agent nor any Lender has any obligation to the Domestic Borrower, any other Loan Party or any of their Affiliates with respect to the transaction contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Domestic Borrower, the other Loan Parties and their respective Affiliates, and each of the Administrative Agent and Lenders has no obligation to disclose any of such interests to  the Domestic Borrower, any other Loan Party of any of their respective Affiliates.  To the fullest extent permitted by law, each of the Domestic Borrower and the other Loan Parties hereby waive and release any claims that it may have against the Administrative Agent and each Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

DRESSER RAND GROUP INC.,

as the Domestic Borrower

By:  /s/ Robert J. Saltarelli

Name: Robert J. Saltarelli

Title: Vice President and Treasurer

GRUPO GUASCOR, S.L.

as the Spanish Borrower

By:  /s/ Robert J. Saltarelli

Name: Robert J. Saltarelli

Title: Director and Authorized Signatory

[Signature Page to Dresser-Rand Credit Agreement]

JPMorgan Chase Bank, N.A.,

as Administrative Agent and as Lender

By:  /s/ Preeti Yeung

Name: Preeti Yeung

Title: Authorized Officer

[Signature Page to Dresser-Rand Credit Agreement]

J.P. Morgan Europe Limited,

as European Administrative Agent

By:  /s/ Altan Kayaalp

Name: Altan Kayaalp

Title: Executive Director

[Signature Page to Dresser-Rand Credit Agreement]

Bank of America, N.A.,

as Co-Syndication Agent and as Lender

By:  /s/ David A. Batson

Name: David A. Batson

Title: Senior Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Commerzbank AG, New York and Grand Cayman Branch,

as Co-Syndication Agent and as Lender

By:  /s/ Matthew Havens

Name: Matthew Havens

Title: Vice President

By:  /s/ Diane Pockaj

Name: Diane Pockaj

Title: Managing Director

[Signature Page to Dresser-Rand Credit Agreement]

DNB Bank ASA,  New York Branch,

as Co-Syndication Agent

By:  /s/ Colleen Durkin

Name: Colleen Durkin

Title: Senior Vice President

By:  /s/ Florianne Robin

Name: Florianne Robin

Title: Vice President

DNB Capital LLC,

as a Revolving Facility & Term Facility Lender

By:  /s/ Colleen Durkin

Name: Colleen Durkin

Title: Senior Vice President

By:  /s/ Florianne Robin

Name: Florianne Robin

Title: Vice President

DNB Bank ASA, Grand Cayman Branch,

as a Euro Revolving Facility Lender

By:  /s/ Colleen Durkin

Name: Colleen Durkin

Title: Senior Vice President

By:  /s/ Florianne Robin

Name: Florianne Robin

Title: Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Sovereign Bank, N.A.

as Co-Syndication Agent and as Lender

By:  /s/ Arlene Pedovitch

Name: Arlene Pedovitch

Title: Senior Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Wells Fargo Bank, N.A.,

as Co-Syndication Agent and as Lender

By:  /s/ Robert Corder

Name: Robert Corder

Title: Director

[Signature Page to Dresser-Rand Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Revolving Facility Lender, Delayed Draw Lender, and Term Facility Lender

By:  /s/ Maria Ferradas

Name: Maria Ferradas

Title: Vice President

[Signature Page to Dresser-Rand Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Euro Revolving Facility Lender

By:  /s/ Ignacio Asin

Name: Ignacio Asin

Title: Head of Corporate Finance - Madrid

[Signature Page to Dresser-Rand Credit Agreement]

Compass Bank,

as a Lender

By:  /s/ Susana Campuzano

Name: Susana Campuzano

Title: Senior Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Citibank, N.A.,

as a Lender

By:  /s/ Susan K. Manuelle

Name: Susan K. Manuelle

Title: Vice President

[Signature Page to Dresser-Rand Credit Agreement]

HSBC Bank USA, N.A.,

as a Lender

By:  /s/ Jay Fort

Name: Jay Fort

Title: Senior Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Sumitomo Mitsui Banking Corporation,

as a Lender

By:  /s/ James D. Weinstein

Name: James D. Weinstein

Title: Managing Director

[Signature Page to Dresser-Rand Credit Agreement]

Barclays Bank PLC,

as a Lender

By:  /s/ Tom Burton

Name: Tom Burton

Title: Vice President, Debt Finance

[Signature Page to Dresser-Rand Credit Agreement]

U.S. Bank National Association,

as a Lender

By:  /s/ John M. Eyerman

Name: John M. Eyerman

Title: Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Branch Banking and Trust Co.,

as a Lender

By:  /s/ Elizabeth Willis

Name: Elizabeth Willis

Title: Assistant Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Comerica Bank,

as a Lender

By:  /s/ L.J. Perenyi

Name: L.J. Perenyi

Title: Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Morgan Stanley Bank International Limited,

as a Lender

By:  /s/ Nauman Ansari

Name: Nauman Ansari

Title: Executive Director

[Signature Page to Dresser-Rand Credit Agreement]

Morgan Stanley Bank, N.A.,

as a Lender

By:  /s/ Kelly Chin

Name: Kelly Chin

Title: Authorized Signatory

[Signature Page to Dresser-Rand Credit Agreement]

The Northern Trust Company,

as a Lender

By:  /s/ Keith L. Burson

Name: Keith L. Burson

Title: Vice President

[Signature Page to Dresser-Rand Credit Agreement]

Banco Bilbao Vizcaya Argentaria, S.A.,

as a Lender

By:  /s/ Emilio Lopez Fernandez

Name: Emilio Lopez Fernandez

Title: Vice President

By:  /s/ Paola Pellegrini

Name: Paola Pellegrini

Title: Vice President

[Signature Page to Dresser-Rand Credit Agreement]

The Bank of Nova Scotia,

as a Lender

By:  /s/ J. Frazell

Name: J. Frazell

Title: Director

[Signature Page to Dresser-Rand Credit Agreement]

Capital One, National Association

as a Lender

By:  /s/ Juan Trejo

Name: Juan Trejo

Title: Vice President

[Signature Page to Dresser-Rand Credit Agreement]

UniCredit Bank AG, New York Branch,

as a Lender

By:  /s/ Thomas Dusch

Name: Thomas Dusch

Title: Managing Director

By:  /s/ Umberto Serrano

Name: Umberto Serrano

Title:Director

[Signature Page to Dresser-Rand Credit Agreement]

BNP PARIBAS,

as a Lender

By:  /s/ Sriram Chandrasekaran

Name: Sriram Chandrasekaran

Title: Vice President

By:  /s/ Julien Pecoud-Bouvet

Name: Julien Pecoud-Bouvet

Title: Associate

[Signature Page to Dresser-Rand Credit Agreement]

Standard Chartered Bank

as a Lender

By:  /s/ Johanna Minaya

Name: Johanna Minaya

Title: Associate Director, Capital Markets

By:  /s/ Robert K. Reddington

Name: Robert K. Reddington

Title: Credit Documentation Manager,

   Credit Documentation Unit, WB Legal-Americas

[Signature Page to Dresser-Rand Credit Agreement]

Schedule 1.01(a)

Certain Subsidiaries

Dresser-Rand Holding (Delaware) LLC

Schedule 2.01

Revolving Facility Commitments, Euro Revolving Facility Commitments and Term Facility Credit Exposure

Revolving Facility Commitments

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	7.0454545%	$ 77,500,000.00
DNB Capital LLC	6.7272727%	$ 74,000,000.00
Sumitomo Mitsui Banking Corporation	6.7272727%	$ 74,000,000.00
Wells Fargo Bank, N.A.	6.5454545%	$ 72,000,000.00
Bank of America, N.A.	6.4090909%	$ 70,500,000.00
Commerzbank AG, New York and Grand Cayman Branch	6.4090909%	$ 70,500,000.00
Sovereign Bank	6.0000000%	$ 66,000,000.00
Citibank, N.A.	5.7272727%	$ 63,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	5.6363636%	$ 62,000,000.00
U.S. Bank National Association	5.2727273%	$ 58,000,000.00
HSBC Bank USA, N.A.	5.0000000%	$ 55,000,000.00
The Bank of Nova Scotia	5.0000000%	$ 55,000,000.00
Compass Bank	4.3636364%	$ 48,000,000.00
Morgan Stanley Bank International Limited and Morgan Stanley Bank, N.A.	3.8181818%	$ 42,000,000.00
CapitalOne, N.A.	3.8181818%	$ 42,000,000.00
Standard Chartered Bank	3.4545455%	$ 38,000,000.00
Barclays Bank PLC	3.1818182%	$ 35,000,000.00
The Northern Trust Company	2.0909091%	$ 23,000,000.00
Branch Banking and Trust Co.	1.8181818%	$ 20,000,000.00
BNP Paribas	1.8181818%	$ 20,000,000.00
UniCredit Bank AG, New York Branch	1.8181818%	$ 20,000,000.00
Comerica Bank	1.3181818%	$ 14,500,000.00

TOTAL	100.00%	$ 1,100,000,000.00

Euro Revolving Facility Commitments

Name of Lender	Applicable Percentage	Maximum Credit Amount
J.P. Morgan Securities Limited	13.90%	€ 6,950,000.00
DNB Bank ASA, Grand Cayman Branch	13.90%	€ 6,950,000.00
Wells Fargo Bank, N.A.	13.90%	€ 6,950,000.00
Bank of America, N.A.	13.90%	€ 6,950,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	13.90%	€ 6,950,000.00
Banco Bilbao Vizcaya Argentaria, S.A.	8.00%	€ 4,000,000.00
U.S. Bank National Association	8.00%	€ 4,000,000.00
Barclays Bank PLC	8.00%	€ 4,000,000.00
HSBC Bank USA, N.A.	6.50%	€ 3,250,000.00

TOTAL	100.00%	€ 50,000,000.00

Tranche A Term Facility

Name of Lender	Original Credit Amount under the Existing Credit Agreement	Tranche A Term Facility Credit Exposure (as of the Closing Date)
JPMorgan Chase Bank, N.A.	$ 14,400,000.00	$ 13,320,000.00
Bank of America, N.A.	$ 13,600,000.00	$ 12,580.000.00
Commerzbank AG, New York and Grand Cayman Branch	$ 13,600,000.00	$ 12,580.000.00
DNB Capital LLC	$ 13,600,000.00	$ 12,580.000.00
Sovereign Bank	$ 13,600,000.00	$ 11,100,000.00
Wells Fargo Bank, N.A.	$ 13,600,000.00	$ 12,580.000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$ 10,400,000.00	$ 9,620,000.00
Compass Bank	$ 10,400,000.00	$ 9,620,000.00
Citibank, N.A.	$ 10,400,000.00	$ 9,620,000.00
HSBC Bank USA, N.A.	$ 10,400,000.00	$ 9,620,000.00
Sumitomo Mitsui Banking Corporation	$ 10,400,000.00	$ 9,620,000.00
Barclays Bank plc	$ 6,400,000.00	$ 5,920,000.00
U.S. Bank National Association	$ 6,400,000.00	$ 7,400,000.00
Branch Banking and Trust Co.	$ 3,200,000.00	$ 2,960,000.00
Comerica Bank	$ 3,200,000.00	$ 2,960,000.00
Morgan Stanley Bank, N.A.	$ 3,200,000.00	$ 2,960,000.00
The Northern Trust Company	$ 3,200,000.00	$ 2,960,000.00

TOTAL	$ 160,000,000.00	$ 148,000,000.00

Tranche B Term Facility

Name of Lender	Original Credit Amount under the Existing Credit Agreement	Tranche B Term Facility Credit Exposure (as of the Closing Date)
JPMorgan Chase Bank, N.A.	$ 21,600,000.00	$ 14,264,721.00
Bank of America, N.A.	$ 20,400,000.00	$ 13,472,236.50
Commerzbank AG, New York and Grand Cayman Branch	$ 20,400,000.00	$ 13,472,236.50
DNB Capital LLC	$ 20,400,000.00	$ 13,472,236.50
Sovereign Bank	$ 20,400,000.00	$ 11,887,267.50
Wells Fargo Bank, N.A.	$ 20,400,000.00	$ 13,472,236.50
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$ 15,600,000.00	$ 10,302,298.50
Compass Bank	$ 15,600,000.00	$ 10,302,298.50
Citibank, N.A.	$ 15,600,000.00	$ 10,302,298.50
HSBC Bank USA, N.A.	$ 15,600,000.00	$ 10,302,298.50
Sumitomo Mitsui Banking Corporation	$ 15,600,000.00	$ 10,302,298.50
Barclays Bank plc	$ 9,600,000.00	$ 6,339,876.00
U.S. Bank National Association	$ 9,600,000.00	$ 7,924,845.00
Branch Banking and Trust Co.	$ 4,800,000.00	$ 3,169,938.00
Comerica Bank	$ 4,800,000.00	$ 3,169,938.00
Morgan Stanley Bank, N.A.	$ 4,800,000.00	$ 3,169,938.00
The Northern Trust Company	$ 4,800,000.00	$ 3,169,938.00

TOTAL	$ 240,000,000.00	$ 158,496,900.00

Schedule 2.05

Existing Letters of Credit

[See Attached]

Schedule 3.01

Organization and Good Standing

None.

Schedule 3.04

Governmental Approvals

None.

Schedule 3.07(e)

Condemnation Proceedings

None.

Schedule 3.07(g)

Subsidiaries

Name	Jurisdiction	Equity Holder(s)	% Equity Held
Dresser-Rand Machinery Repair Belgie N.V.	Belgium	Dresser-Rand Company Dresser-Rand B.V.	99% 1%
Dresser-Rand do Brazil Ltda.	Brazil	Dresser-Rand Holding (Delaware) LLC Dresser-Rand Asia Pacific Sdn. Bhd.	51% 48%
Dresser-Rand Comercio e Industria Ltda.	Brazil	Dresser-Rand Power, LLC Dresser-Rand AS	99% 1%
Dresser-Rand Canada, Inc.	Canada	D-R Holdings (France) S.A.S.	100%
D-R International Sales Inc.	Delaware	Dresser-Rand Holding (Delaware) LLC	100%
Dresser-Rand Engineered Equipment (Shanghai), Ltd.	China	Dresser-Rand Holding (Delaware) LLC	100%
Dresser-Rand Colombia Ltda.	Colombia	Dresser-Rand B.V.	100%
Dresser-Rand Czech, spol. s.r.o.	Czech Republic	Dresser-Rand Services B.V.	100%
D-R Holdings (France) S.A.S.	France	D-R Luxembourg Holding 1 S.A.R.L.	100%
Dresser-Rand S.A.	France	D-R Holdings (France) S.A.S. Other Dresser-Rand Companies	99% 1%
D-R Holdings (Germany) GmbH	Germany	D-R Holdings (France) S.A.S.	100%
Dresser-Rand GmbH	Germany	D-R Holdings (Germany) GmbH	100%
D-R Nadrowski Holding GmbH	Germany	D-R Holdings (Germany) GmbH	100%
Dresser-Rand India Private Ltd.	India	Dresser-Rand Company	100%
PT Dresser-Rand Services Indonesia	Indonesia	Dresser-Rand Services B.V. D-R Asia Pacific Sdn. Bhd.	90% 10%
Dresser-Rand Italia S.r.l.	Italy	Dresser-Rand Company	100%
Dresser-Rand Japan, Ltd.	Japan	Dresser-Rand Holding (Delaware) LLC	100%
Dresser-Rand Korea, Ltd.	Korea	D-R Asia Pacific Sdn. Bhd	100%
D-R Luxembourg Holding 1 S.A.R.L.	Luxembourg	Dresser-Rand Group Inc.	100%
D-R Luxembourg Holding 2 S.A.R.L.	Luxembourg	D-R Luxembourg Holding 1 S.A.R.L.	100%
Dresser-Rand Asia Pacific Sdn. Bhd.	Malaysia	Dresser-Rand Holding (Delaware) LLC	100%
Dresser-Rand Services S. de R.L. de C.V.	Mexico	Dresser-Rand Company	99%
Dresser-Rand de Mexico S.A. de C.V.	Mexico	Dresser-Rand Company	99%
Dresser-Rand B.V.	Netherlands	D-R Luxembourg Holding 1 S.A.R.L.	100%
Dresser-Rand International B.V.	Netherlands	Dresser-Rand Company	100%
Dresser-Rand Services B.V.	Netherlands	Dresser-Rand Company	100%
D-R Holdings Norway AS	Norway	Dresser-Rand B.V.	100%
Dresser-Rand AS	Norway	Dresser-Rand B.V.	100%
Limited Liability Company Dresser-Rand	Russia	Dresser- Rand S.A.	100%
Dresser-Rand Arabia	Saudi Arabia	Dresser-Rand B.V.	50.1%
Dresser-Rand Southern Africa (Pty) Ltd.	South Africa	Dresser-Rand Company Ltd.	100%
Dresser-Rand Property (Pty) Ltd.	South Africa	Dresser-Rand Southern Africa (Pty) Ltd.	100%
Dresser-Rand Service Centre (Pty) Ltd.	South Africa	Dresser-Rand Southern Africa (Pty) Ltd.	100%
Dresser-Rand Holdings Spain SLU	Spain	Dresser-Rand B.V.	100%
Dresser-Rand Iberica SRL	Spain	D-R Luxembourg Holding 1 SARL	100%
Grupo- Guascor, S.L.	Spain	Dresser-Rand Holdings Spain SLU	100%
Dresser-Rand Sales Company S.A.	Switzerland	Dresser-Rand Holding (Delaware) LLC	98%
Dresser-Rand Services S.a.r.l.	Switzerland	Dresser-Rand Sales Company S.A.	100%
Dresser-Rand (Thailand) Limited	Thailand	Dresser-Rand Holding (Delaware) LLC	100%
Dresser-Rand Trinidad & Tobago Limited	Trinidad & Tobago	Dresser-Rand Holding (Delaware) LLC	100%
D-R Holdings (U.K.) Ltd.	U.K.	D-R Holdings (France) S.A.S.	100%
Dresser-Rand (U.K.) Limited	U.K.	D-R Holdings (U.K.) Ltd.	99%
Dresser-Rand Company Ltd.	U.K.	D-R Holdings (U.K.) Ltd.	100%
D-R Dormant Ltd.	U.K.	D-R Holdings (U.K.) Ltd.	100%
Dresser-Rand Company	U.S. (New York)	Dresser-Rand Group Inc. Dresser-Rand LLC	49% 51%
Dresser-Rand Global Services, Inc.	U.S. (Delaware)	Dresser-Rand Company	100%
Dresser-Rand LLC	U.S. (Delaware)	Dresser-Rand Group Inc.	100%
Dresser-Rand Power LLC	U.S. (Delaware)	Dresser-Rand Group Inc.	100%
D-R Steam LLC	U.S. (Delaware)	Dresser-Rand Group Inc.	100%
DR Acquisition LLC	U.S. (Texas)	Dresser-Rand Company	100%
Dresser-Rand Holding (Delaware) LLC	U.S. (Delaware)	Dresser-Rand Group Inc.	100%
Dresser-Rand Services, LLC	U.S. (Delaware)	Dresser-Rand Group Inc.	100%
Dresser-Rand International Inc.	U.S. (Delaware)	Dresser-Rand Group Inc.	100%
Dresser-Rand Overseas Sales Company Limited	U.S. (Delaware)	Dresser-Rand Holding (Delaware) LLC	100%
Synchrony, Inc.	U.S. (Virginia)	Dresser-Rand Company	100%
Dresser-Rand de Venezuela, S.A.	Venezuela	Dresser-Rand Holding (Delaware) LLC	100%
[Subsidiaries of Grupo Guascor, S.L. set forth below]
Axastse Solar, S.L.	Spain (Basque Country)	Guascor Solar Corporation, S.A.	100%
B2B Energía, S.A.	Spain (Basque Country)	Sistemas y nuevas energías, S,A, Guay Internet, S.A. Guascor Proyectos, S.A.	70% 15% 15%
Denesa Italia Srl	Italy	Guascor Explotaciones Energéticas, S.A. Guascor Ingeniería	99.14% 0.86%
Desimpacte de Purins Alcarrás, S.A.	Spain	Guascor Explotaciones Energéticas, S.A.	100%
Desimpacte de Purins Corco, S.A.	Spain	Guascor Explotaciones Energéticas, S.A.	95%
Desimpacte de Purins Voltrega, S.A.	Spain	Guascor Explotaciones Energéticas, S.A.	100%
Desimpacto de Purines Altorricón S.A.	Spain	Guascos Explotaciones Energéticas, S.A.	70%
Desimpacto de Purines Eresma S.A.	Spain	Guascos Explotaciones Energéticas, S.A.	100%
Desimpacto de Purines Turégano, S.A.	Spain	Guascos Explotaciones Energéticas, S.A.	100%
Empresa de Reciclajes de Residuos Ambientales, S.A.	Spain	Guascor Explotaciones Energéticas; 5% Leia Centro de Desarrollo Tecnológico; 10% Giroaz; 18% Jesús Amezketa Morras.	67%
Energía Natural de Mora, S.L.	Spain	Grupo Guascor, S.L.	80%
Engines Rental, S.A.	Uruguay	Guascor Power, S.A.U.	100%
Engines Rental, S.L.	Spain	Guascor Power, S.A. Grupo Guascor, S.L.	99% 1%
Enviroil Castilla-León, S.A.	Spain	Grupo Guascor, S.L Enviroil Vasca, S.A.	99.90% 0.10%
Enviroil Italia, SRL in Liquidazione	Italy	Guascor Explotaciones Energéticas, S.A.	99.00%
Enviroil Vasca, S.A.	Spain (Basque Country)	Guascor Explotaciones Energéticas, S.A.	100%
Galicia Reciclado de Neumáticos, S.A.	Spain	Guascor Explotaciones Energéticas, S.A.	100%
Gate Fotovoltaica 1, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 2, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 3, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 4, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 5, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 6, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 7, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 8, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 9, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 10, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Fotovoltaica 11, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Solar 32, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Gate Solar Gestión, S.L.	Spain (Basque Country)	Gate Solar, S.L.	100%
Glabrate, S.L.U.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Grupo Guascor, S.L.	Spain (Basque Country)	Dresser-Rand Holding Spain, S.L.U.	100%
Guascor Argentina, S.A.	Argentina	Guascor Power, S.A.	100%
Guascor Bionergía, S.L.	Spain (Basque Country)	Grupo Guascor, S.L.	100%
Guascor Borja AIE	Spain	Micro Energía 21, S.A.	70%
Guascor do Brasil Ltda.	Brazil	Grupo Guascor, S.L.	81.37%
Guascor Empreendimentos Energéticos, Ltda.	Brazil	Grupo Guascor, S.L.	90%
Guascor Explotaciones Energéticas, S.A.	Spain (Basque Country)	Grupo Guascor, S.L.	100%
Guascor INC	USA	Guascor Power, S.A.	100%
Guascor Ingenieria S.A.	Spain (Basque Country)	Grupo Guascor, S.L. Guascor Explotaciones Energéticas, S.A.	99% 1%
Guascor Isolux AIE	Spain (Basque Country)	Guascor Power, S.A.	60%
Guascor Italia S.p.A	Italy	Guascor Explotaciones Energeticas S.A.	94,59%
Guascor Maroc, S.A.	Morroco	Guascor Power, S.A. Guascor Holding Groupe	46.67% 53.32%
Guascor Power I+D, S.A.	Spain (Basque Country)	Grupo Guascor, S.L.	100%
Guascor Power, S.A.	Spain (Basque Country)	Grupo Guascor, S.L.	100%
Guascor Promotora Solar, S.A.	Spain (Basque Country)	Guascor Solar Corporation, S.A.	100%
Guascor Proyectos, S.A.	Spain	Guascor Explotaciones Energéticas, S.A.; Guascor Ingeniería, S.A.	99.90% 0.10%
Guascor Servicios, S.A.	Spain	Guascor Power, S.A. Guascor Explotaciones Energéticas, S.A.	0.01% 99.99%
Guascor Serviços Ltda.	Brazil	Guascor Empreendimentos Energéticos, Ltda.	60%
Guascor Solar Corporation, S.A.	Spain (Basque Country)	Grupo Guascor, S.L.	100%
Guascor Solar do Brasil, Ltda.	Brazil	Guascor Emprendimientos Energéticos Guascor Solar Corporation	81.26% 0.87%
Guascor Solar Operacion y Mantenimiento, S.L.	Spain (Basque Country)	Guascor Solar Corporation, S.A.	100%
Guascor Solar S.A.	Spain (Basque Country)	Guascor Solar Corporation, S.A.	100%
Guascor Venezuela	Venezuela	Guascor Power, S.A.U. Guascor Power Investigación y Desarrollo	95% 5%
Guascor Wind Development (I. Ortosa 7)	Spain (Basque Country)	Guascor Wind, S.L.	100%
Guascor Wind do Brasil, Ltda.	Brazil	Guascor Wind, S.L.	90%
Guascor Wind Power, S.L. (I. Ortosa 8)	Spain (Basque Country)	Guascor Wind,S.L.	100%
Guascor Wind, S.L.	Spain (Basque Country)	Grupo Guascor, S.L.	100%
Huerta Solar 2007, S.L.	Spain (Basque Country)	Guascor Promotora Solar, S.A.	100%
Inversiones Analcima 1, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 2, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 4, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 5, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 6, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 7, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 13, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 14, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 15, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 16, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 17, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 18, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 19, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 20, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 21, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 22, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 23, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 24, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Analcima 25, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Inversiones Ortosa 15, S.L.	Spain (Basque Country)	Axastse Solar, S.L.	100%
Jaguarí Energética, S.A.	Brazil	Guascor Servicios Ltda.	89.49%
Microenergia Vasca, S.A.	Spain (Basque Country)	Grupo Guascor, S.L.	100%
Microenergía 21, S.A.	Spain (Basque Country)	Guascor Power, S.A.U.	100%
Minuano Participações Eólicas Ltda.	Brazil	Guascor Wind do Brasil Energía Eólica, Ltda.	75%
Montilla AIE	Spain
Officine Solari Aquila	Italy	Guascor Italia, SpA. Guascor Solar, S.A. Inversiones Analcima 7, S.L.	5% 30% 60%
Officine Solari Kaggio	Italy	Guascor Italia, SpA. Guascor Solar, S.A. Inversiones Analcima 6, S.L.	5% 5% 90%
Opción Fotovoltaica 1	Spain (Basque Country)	Guascor Solar, S.A.	100%
Sistemas y Nuevas Energías, S.A.	Spain (Basque Country)	Grupo Guascor, S.L.	100%
Sociedad Energetica del Caribe	Dominican Republic	Guascor Servicios, S.A.	100%
Tussoenergía I, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía II, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía III, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía IV, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía V, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía VI, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía VII, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía VIII, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía IX, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía X, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía XI, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía XII, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía XIII, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía XIV, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía XV, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía XVI, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía XVII, S.L.	Spain	Tusso Energía, S.L.	100%
Tussoenergía XVIII, S.L.	Spain	Tusso Energía, S.L.	100%
Nova Scotia Limited (1)	Canada	Anaia Global	100%
Nova Scotia Limited (2)	Canada	Anaia Global	100%

Schedule 3.07(h)

Subscriptions

Stock incentive plans, stock option plans and subscription agreements as disclosed on the annual report of Dresser-Rand Group Inc. on form 10-K, for the fiscal year ended December 31, 2012.

Schedule 3.08(a)

Litigation

None.

Schedule 3.08(b)

Violations

None.

Schedule 3.12

Taxes

(a) Not filed at 08/31/13 - any required extensions have been filed:
D-R Holdings (Germany) GmbH – 2012
D-R (Germany) GmbH - 2012

(b) No exceptions.
(c ) Audits with possible material adverse effect
(c)(i) 1. Dresser-Rand S.A. (France) Italy VAT (high probability of success)
(c)(ii) 2. Dresser-Rand S.A. (France) Italy VAT (high probability of success)
(c)(iii) Audits

Jurisdiction	Company	Period and Type
France	Dresser-Rand S.A. (France)	2009-2010; Income
Any material tax amounts due from examination of tax years prior to October 2004 are subject to indemnification under an agreement with our former owner, Ingersoll Rand.

Schedule 3.15(g)

Environmental Matters

Dresser-Rand Underground Storage Tanks
Location	# of Tanks	Address
LeHavre, France	4	31 Boulevard Winston Churchill, Cedex 7013, Le Havre 76080 France
Gela, Italy	5 tanks and	Catasto Fabbricati at Foglio 217 parcel 277
	1 concrete vault
Somozas, Spain	1 steel basin	Parque empresarial Somozas s/n AS Somozas. 15565 La Coruña Spain
Minano, Spain	2	Parque Tecnológico de Álava, C/ Leonardo Da Vinci 12, 01510 Miñano (Alava) Spain
Zumaia, Spain	2+1	Barrio Oikia, 44. 20759 Zumaia (Gipuzkoa) Spain

Schedule 3.17(a)

Owned Real Property

State	Company	Address
Illinois	Dresser-Rand Company	1101 Frontenac Road Naperville, IL
Iowa	Dresser-Rand Company	3800 West Avenue & 1106 Washington Street Burlington, IA
Kansas	Dresser-Rand Company	10325 Westgate Overland Park, KS 66215
Louisiana	Dresser-Rand Company	2444 Dumont Drive Baton Rouge, LA 70816
Louisiana	Dresser-Rand Company	2454 Dumont Drive Baton Rouge, LA 70816
Louisiana	Dresser-Rand Company	1550 Hwy. 84 East Jena, LA 71342
Missouri	Dresser-Rand Company	520 Kelly Lane Louisiana, MO 63353
New York	Dresser-Rand Company	North 5th Street & Paul Clark Drive Olean, NY
New York	Dresser-Rand Company	100 Chemung Street Painted Post, NY 14870
New York	Dresser-Rand Company	100 Chemung Street Warehouse Painted Post, NY 14870
New York	Dresser-Rand Company	37 Coats Street Wellsville, NY
Oklahoma	Dresser-Rand Company	14963 South 49th West Avenue Kiefer, OK 74041
Oklahoma	Dresser-Rand Company	1354 South Sheridan Tulsa, OK
Pennsylvania	Dresser-Rand Company	203 Precision Road Horsham, PA 19044
Texas	Dresser-Rand Company	20120 East Hardy Road Houston, TX 77073
Texas	Dresser-Rand Company	1415 Lumpkin Road Houston, TX
Texas	Dresser-Rand Company	1200, 1202, 1210 & 1220 West Sam Houston Parkway N. Houston, TX
Texas	Dresser-Rand Company	8815 West Count Road Odessa, TX 79764
Washington	Dresser-Rand Company	225 South Lucille Street Seattle, WA

Schedule 3.17(b)

Leased Real Property

State	Company	Address
Alaska	Dresser-Rand Company	46645 B Kenai Spur Highway Kenai, AK 99611
California	Dresser-Rand Company	1675 Brandywine Avenue E and F Chula Vista, CA 92011
California	Dresser-Rand Company	5159 Commercial Circle D&E Concord, CA 94111
California	Dresser-Rand Company	2615 Stanwell Drive Concord, CA
California	Dresser-Rand Company	18502 Dominguez Hills Drive Rancho Dominguez, CA
Colorado	Dresser-Rand Company	4700 McMurry Drive Fort Collins, CO 80528
Florida	Dresser-Rand Company	482 Stewart Street Atlantic Beach, FL 32233
Louisiana	Dresser-Rand Company	1288 Baker North Baker St. Jena, LA 71342
Louisiana	Dresser-Rand Company	908 Industry Road Kenner, LA 70062
Louisiana	Dresser-Rand Company	143 Mallard St F St Rose, LA 70087
Massachusetts	Dresser-Rand Company	32 Papile Lane Unit 4 Quincy, MA 02169
Massachusetts	Dresser-Rand Company	299 Lincoln Street Worcester, MA 01613
Montana	Dresser-Rand Company	454 Moore Lane Unit 1 (Unit A) Billings, MT 59101
New York	Dresser-Rand Company	621 Columbia Street Cohoes, NY 12047
New York	Dresser-Rand Company	218 North 2nd St Apt A Olean, NY 14760
Ohio	Dresser-Rand Company	8655 Seward Road - Kiesland Business Park Fairfield, Hamilton, OH
Pennsylvania	Dresser-Rand Company	95 Highland Avenue 205 Bethlehem, PA 18017
Texas	Dresser-Rand Company	1251 Lumpkin Road Houston, TX 77005
Texas	Dresser-Rand Group Inc.	10205 Westheimer 1100 (10th & 11th Floors) Houston, TX 77042
Utah	Dresser-Rand Company	25 North Center Street North Salt Lake City, UT
Virginia	Dresser-Rand Company	1101 Cavalier Blvd. Chesapeake, VA
Virginia	Dresser-Rand Company	4655 Technology Drive Salem, VA 24153
Wisconsin	Dresser-Rand Company	5700 Grand Market Drive Appleton, WI 54913

Schedule 3.19

Labor Matters

That certain dispute with local 313 of the IUE-CWA as more fully described in the 10-Q filing of Dresser-Rand Group Inc. filed on July 25, 2013.

Schedule 3.20

Insurance

Policy	Carrier

Fiduciary and EPL	Federal Insurance Company
Primary D&O	Federal Insurance Company
Excess D&O	Allied World National Assurance Co.
Excess D&O	Zurich American Ins. Co.
Excess D&O	Navigators Insurance Company
Excess D&O	Illinois National Insurance Company
Excess D&O	AXIS Insurance Company
Excess D&O	Berkley Insurance Company
Excess D&O	Travelers Casualty & Surety Company of America
Excess D&O	Continental Casualty Company
Excess D&O IDL	Continental Casualty Company
Excess D&O	Federal Insurance Company
Crime	Zurich American Ins. Co.
Professional Liability	Ace American Insurance Co.
Kidnap and Ransom	Federal Insurance Co.
Non-Owned Aviation	Catlin Insurance Co.
Cargo	Starr Indemnity and Liability Company
U.S. General Liability	National Union & Fires Insurance Co.
U.S. Auto Liability (AOS)	National Union & Fires Insurance Co.
U.S. Auto Liability (MA)	New Hampshire Insurance Co.
U.S. Auto Liability (VA)	National Union & Fires Insurance Co.
U.S. Workers' Compensation(AOS)	New Hampshire Insurance Co
U.S. Workers' Compensation (FL)	Illinois National Insurance
U.S. Workers' Compensation (CA)	National Union Fire Ins. Co.
U.S. Workers' Compensation (MA, ND,NY,OH,WA,WY)	Illinois National Insurance
$50M Umbrella	National Union Fire Insurance Co. of Pitt., PA
$10M Gov't Umbrella	National Union Fire Insurance Co. of Pitt., PA
$25M xs $50M	North American Specialty Insurance Co.
$25M xs $75M	Westchester Fire Insurance Co.
$75M xs $100M	Great American / Alterra / Liberty
$50M xs $175M	Starr Indemnity / Arch
$50M xs $250M	XL Bermuda
$25M xs $275M	Chubb Atlantic Indemnity Ltd.
Foreign Al / GL	Insurance Company of the State of PA
Foreign WC	Insurance Company of the State of PA
Property	Lexington Insurance Company
Property	Lexington Insurance Company
Property	Lexington Insurance Company
Property	XL Insurance America, Inc.
Property	American Guarantee & Liability Ins. Co. (Zurich)
Property	Princeton Excess & Surplus Lines
Property	General Security Indemnity Company of Arizona
Property	Landmark Insurance Co.

Schedule 6.01

Indebtedness

Lender	Borrower	Loan Amount (in USD)
Wells Fargo London Overdraft Facility (NOK AND EUR)	Dresser-Rand Group Inc. and Dresser-Rand International B.V.	11,535,496.77

Intercompany Indebtedness

Lender	Borrower	Loan Amount (in USD)
Grupo Guascor, S.L. (Spain)	Grupo Guascor, S.L. (Spain)	2,433,044
Dresser-Rand Japan, Ltd.	Dresser-Rand International B. V.	2,830,067
Dresser-Rand (U.K.) Limited	Dresser-Rand International B. V.	42,224,124
Dresser-Rand Italia S.r.l.	Dresser-Rand International B. V.	10,844,693
Dresser-Rand B.V.	Dresser-Rand Services B. V.	187,383
Dresser-Rand B.V.	Dresser-Rand International B. V.	7,954,286
Dresser-Rand B.V.	D-R Holdings (France) S.A.S.	44,708,545
Grupo Guascor, S.L. (Spain)	Grupo Guascor, S.L. (Spain)	28,195,828
Grupo Guascor, S.L. (Spain)	Grupo Guascor, S.L. (Spain)	16,758,267
Grupo Guascor, S.L. (Spain)	Grupo Guascor, S.L. (Spain)	632,130
Dresser-Rand S.A.	Dresser-Rand B.V.	44,950,622
Dresser-Rand S.A.	Dresser-Rand International B. V.	30,952,934
Dresser-Rand S.A.	D-R Holdings (Germany) GmbH	8,186,011
Dresser-Rand S.A.	D-R Holdings Norway AS	22,242,382
Dresser-Rand S.A.	D-R Holdings (U.K.) Ltd.	35,358,644
Dresser-Rand Canada Inc.	Dresser-Rand Canada Inc.	19,497,365
Dresser-Rand Canada Inc.	Dresser-Rand International B. V.	27,099,308
Dresser-Rand AS	Dresser-Rand International B. V.	91,789,902
Dresser-Rand Holding (Delaware) LLC	Dresser-Rand do Brazil Ltda.	37,523,298
Dresser-Rand Asia Pacific Sdn. Bhd.	Dresser-Rand International B. V.	44,232,192
Dresser-Rand GmbH	Dresser-Rand International B. V.	12,726,271
Dresser-Rand de Venezuela, S.A.	Grupo Guascor, S.L. (Spain)	839,817
Dresser-Rand Sales Company S.A.	Dresser-Rand International B. V.	6,445,342
Dresser-Rand Services S.a.r.l.	Dresser-Rand International B. V.	425,166
Dresser-Rand International B. V.	Dresser-Rand Arabia	16,992,845
Dresser-Rand International B. V.	Dresser-Rand CIS or Russia LLC	1,431,773
Dresser-Rand International B. V.	Dresser-Rand Iberica SRL	100,559
Dresser-Rand International B. V.	Grupo Guascor, S.L. (Spain)	111,992,517
Dresser-Rand International B. V.	Dresser-Rand Materials Center	5,408,653
Dresser-Rand International B. V.	Dresser-Rand Company Ltd. (U.K.)	37,482,456
Dresser-Rand International B. V.	Dresser-Rand Field Operations Middle East LLC	8,531,008
Dresser-Rand International B. V.	D-R Holdings (Germany) GmbH	4,251,939
Dresser-Rand International B. V.	D-R Holdings Norway AS	33,194,161
Dresser-Rand International B. V.	Dresser-Rand Group Inc.	200,941
Dresser-Rand International B. V.	D-R Holdings (U.K.) Ltd.	33,965,434
Dresser-Rand International B. V.	Dresser-Rand Holdings Spain SLU	363,635,958
Dresser-Rand International B. V.	D-R Holdings (France) S.A.S.	11,849,647
Dresser-Rand Nadrowski Holding GmbH	Dresser-Rand International B. V.	17,026,917
D-R International Sales, Inc.	Dresser-Rand International B. V.	22,888,174
Dresser-Rand Southern Africa (Pty) Ltd.	Dreseer-Rand Property (Pty) Ltd.	670,422
Dresser-Rand Southern Africa (Pty) Ltd.	Dresser-Rand Service Centre (Pty) Ltd.	2,717,131
Dresser-Rand Group Inc.	D-R Steam LLC	7,756,382
Dresser-Rand Group Inc.	Dresser-Rand International B. V.	195,803,563
Dresser-Rand Group Inc.	Dresser-Rand Global Services, Inc (Mexico Branch)	15,624
D-R Luxembourg Holding 2 S.A.R.L.	Dresser-Rand International B. V.	1,399,207
D-R Luxembourg Holding 2 S.A.R.L.	D-R Holdings (Germany) GmbH	59,287,045
D-R Luxembourg Holding 2 S.A.R.L.	D-R Holdings (U.K.) Ltd.	11,822,069
D-R Luxembourg Holding 2 S.A.R.L.	D-R Holdings (France) S.A.S.	165,784,708
D-R Luxembourg Holding 2 S.A.R.L.	Dresser-Rand B.V.	8,012,835
D-R Luxembourg Holding 2 S.A.R.L.	Dresser-Rand International B. V.	37,344,997
D-R Luxembourg Holding 2 S.A.R.L.	D-R Holdings (Germany) GmbH	981,110
Dresser-Rand Holdings Spain SLU	Grupo Guascor, S.L. (Spain)	41,401,432

Bank Guarantees / Letters of Credit

[See attached.]

LCNo	Support	ProductType	LCCoverType	IssuingEntity	LCIssueDate	LCExpiryDate	Currency	Amount	USDAmount	BeneficiaryName	Rate
04102-1065143lha	BI-LATERAL	BG	Performance	Societe Generale	12/26/2011	9/30/2013	USD	5,573,666.25	5,573,666.25	rolls royce power engineering plc	1
sc7001158w	BI-LATERAL	BG	Performance	WELLS FARGO	11/8/2012	11/10/2013	INR	462,092.00	7,033.04	OIL AND NATURAL GAS CORPORATION LIMITED	0.01522
sc7001158w	BI-LATERAL	BG	Performance	WELLS FARGO	11/8/2012	11/10/2013	INR	4,250,000.00	64,685.00	OIL AND NATURAL GAS CORPORATION LIMITED	0.01522
sc7001117w	BI-LATERAL	BG	Performance	WELLS FARGO	10/24/2012	11/20/2015	GBP	11,560.20	17,922.36	JORDAN INDIA FERTILIZER COMPANY LLC	1.55035
sc7001117w	BI-LATERAL	BG	Performance	WELLS FARGO	10/24/2012	11/20/2015	GBP	-	-	JORDAN INDIA FERTILIZER COMPANY LLC	1.55035
SC7001094W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	10/10/2012	4/13/2013	eur	946,589.78	1,251,628.34	TECNICAS REUNIDAS	1.32225
SC7001094W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	10/10/2012	8/30/2013	eur	-	-	TECNICAS REUNIDAS	1.32225
SC7001094W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	10/10/2012	1/31/2014	eur	-	-	TECNICAS REUNIDAS	1.32225
SC7001076W	BI-LATERAL	SBLC	WARRANTY	WELLS FARGO	10/3/2012	12/31/2015	USD	279,318.50	279,318.50	SOLARE TURBINES INC	1
is0002059	BI-LATERAL	BG	WARRANTY	WELLS FARGO	8/3/2011	12/30/2013	eur	1,025.00	1,355.31	initec plantas industriales s.a.u.	1.32225
00041-02-1049073	BI-LATERAL	BG	Performance	Societe Generale	5/7/2010	4/30/2013	eur	60,000.00	79,335.00	SCI Jeraly	1.32225
04102-1054636LHA	BI-LATERAL	BG	Performance	Societe Generale	12/28/2010	8/31/2014	eur	31,761.50	41,996.64	Unipetrol S.A.	1.32225
04102-1054645LHA	BI-LATERAL	BG	Performance	Societe Generale	12/28/2010	8/31/2014	eur	189,150.00	250,103.59	Unipetrol RPA	1.32225
04102-1058455	BI-LATERAL	BG	Performance	Societe Generale	4/24/2013	12/13/2014	eur	800,455.04	1,041,392.01	technip italy,	1.301
04102-1069782	BI-LATERAL	BG	Performance	Societe Generale	2/27/2013	7/31/2013	eur	152,405.60	198,279.69	flowserve bv,	1.301
04102-1070208	BI-LATERAL	BG	Performance	Societe Generale	7/17/2013	7/17/2014	eur	53,877.62	70,094.78	groupemt bekine sonatrach,	1.301
04102-1076328	BI-LATERAL	BG	Performance	Societe Generale	4/24/2013	4/30/2014	eur	3,830,287.50	4,983,204.04	ojsc nevinnomyssky azot	1.301
04102-1076373	BI-LATERAL	BG	CUSTOMS	Societe Generale	4/18/2013	12/31/2013	eur	50,000.00	65,050.00	les doanes du havre, customs bond,	1.301
04102-1076818	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	5/15/2013	9/30/2013	eur	29,128.43	37,896.09	jsc kuibyshevazot inn,	1.301
04102-1077693	BI-LATERAL	BG	Performance	Societe Generale	6/20/2013	5/31/2014	eur	168,400.00	219,088.40	ojsc nak azot,	1.301
04102-1078031	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	6/2/2013	9/15/2013	eur	7,554.00	9,827.75	ojsc nak azot,	1.301
09.6522.H.009	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	8/7/2009	1/31/2013	eur	286,850.00	379,287.41	Storenergy	1.32225
09.6522.H.010	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	8/7/2009	1/31/2013	USD	125,950.00	125,950.00	Storenergy	1
0LCL001338	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	4/1/2010	6/30/2012	eur	65,335.80	86,390.26	HELLENIC PETR	1.32225
0LCL002154	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	9/21/2010	4/30/2014	eur	10,395.15	13,744.99	Prematecnica S.A.	1.32225
0LCL1045	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	5/7/2010	5/15/2013	eur	12,450.00	16,462.01	Boldrocchi S.R.L.	1.32225
0LCL1120	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	5/21/2010	7/1/2013	eur	316,684.80	418,736.48	Bentini Spa	1.32225

0LCL1172	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	5/27/2010	7/1/2013	eur	6,814.20	9,010.08	Bentini S.p.A	1.32225

0LCL1529	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	7/2/2010	7/10/2012	eur	389,049.48	514,420.67	Hellenic Petroleum S.A.	1.32225
0LCL1529	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	7/2/2010	7/10/2012	eur	3,096.20	4,093.95	HELLENIC PETROLEUM S.A.	1.32225
0LCL1530	BI-LATERAL	BG	ADVANCE PAYMENT	Credit Lyonnais	7/2/2010	9/30/2012	eur	43,063.22	56,940.34	Hellenic Petroleum S.A.	1.32225
0LCL2841	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	12/1/2010	11/30/2013	eur	10,443.75	13,809.25	Sulzer Pumps (UK) Ltd	1.32225
50072/13/077	BI-LATERAL	BG	ADVANCE PAYMENT	dnb	7/31/2013	eur	21,321.00	27,738.62	Sofinter SPA, Italy	1.301
SC7000706W	BI-LATERAL	SBLC	Performance	WELLS FARGO	4/19/2012	7/31/2012	GBP	291,743.10	452,303.92	BARCLAYS COMMERCIAL BANK	1.55035
SC7000706W	BI-LATERAL	SBLC	Performance	WELLS FARGO	4/19/2012	7/31/2012	GBP	(197,170.10)	(305,682.66)	BARCLAYS COMMERCIAL BANK	1.55035
SC7000706W	BI-LATERAL	SBLC	Performance	WELLS FARGO	4/19/2012	12/31/2012	GBP	-	-	BARCLAYS COMMERCIAL BANK	1.55035
SC7000649W	BI-LATERAL	BG	WARRANTY	WELLS FARGO	3/26/2012	5/15/2014	INR	20,062,500.00	305,351.25	BHARAT PETROLEUM CORPORATION LIMITED	0.01522
sc7000579w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	3/5/2012	3/31/2015	USD	243,459.65	243,459.65	clyde union pumps ltd	1
sc7000558w	BI-LATERAL	BG	Performance	WELLS FARGO	2/12/2012	3/15/2015	eur	6,000.00	7,933.50	worthington s.r.l.	1.32225
sc7000495w	BI-LATERAL	BG	Performance	WELLS FARGO	1/27/2012	11/29/2013	INR	1,662,470.00	25,302.79	ESSAR PROJECTS (INDIA) LIMITED	0.01522
sc7000495w	BI-LATERAL	BG	Performance	WELLS FARGO	1/27/2012	1/31/2015	INR	-	-	ESSAR PROJECTS (INDIA) LIMITED	0.01522
sc7000487w	BI-LATERAL	BG	Performance	WELLS FARGO	1/26/2012	4/18/2015	INR	2,465,000.00	37,517.30	GAIL (INDIA) LTD.	0.01522
sc7000463w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	1/18/2012	3/7/2014	USD	65,500.00	65,500.00	ute bajasur	1
sc7000463w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	1/18/2012	3/8/2014	USD	-	-	UTE BAJASUR	1
sc7000463w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	1/18/2012	3/10/2014	USD	-	-	UTE BAJASUR	1
NTS950194	BI-LATERAL	BG	Performance	WELLS FARGO	3/8/2011	10/10/2014	INR	5,235,000.00	79,676.70	BRAHMAPUTRA CRACKER AND POLYMER LTD.	0.01522
NTS950124	BI-LATERAL	BG	Performance	WELLS FARGO	1/26/2011	2/7/2013	USD	10,499.10	10,499.10	Egyptian Sugar and Intergrated Industries Co	1
NTS950124	BI-LATERAL	BG	Performance	WELLS FARGO	1/26/2011	8/7/2013	USD	-	-	EGYPTIAN SUGAR AND INTERGRATED INDUSTRIES CO	1
NTS950124	BI-LATERAL	BG	Performance	WELLS FARGO	1/26/2011	2/7/2014	USD	-	-	EGYPTIAN SUGAR AND INTERGRATED INDUSTRIES CO	1
NTS674337	BI-LATERAL	BG	Performance	WELLS FARGO	1/13/2011	5/30/2014	INR	127,600.00	1,942.07	TECHNIP KT INDIA LIMITED	0.01522
NTS674337	BI-LATERAL	BG	Performance	WELLS FARGO	1/13/2011	5/30/2014	INR	9,900,000.00	150,678.00	TECHNIP KT INDIA LIMITED	0.01522
NTS674337	BI-LATERAL	BG	Performance	WELLS FARGO	1/13/2011	5/30/2014	INR	1,090,000.00	16,589.80	Technip KT India Limited	0.01522
NTS674337	BI-LATERAL	BG	Performance	WELLS FARGO	1/13/2011	9/10/2014	INR	-	-	TECHNIP KT INDIA LIMITED	0.01522
NTS673684	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	12/31/2010	9/6/2013	INR	2,947,000.00	44,853.34	BCPL	0.01522
NTS673684	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	12/31/2010	10/29/2013	INR	-	-	BCPL	0.01522
NTS672817	BI-LATERAL	BG	Performance	WELLS FARGO	12/16/2010	3/28/2014	INR	111,238.00	1,693.04	LARSEN AND TOUBRO LIMITED	0.01522
NTS672817	BI-LATERAL	BG	Performance	WELLS FARGO	12/16/2010	3/28/2014	INR	11,400,000.00	173,508.00	LARSEN and Toubro Limited	0.01522

NTS672721	BI-LATERAL	BG	Performance	WELLS FARGO	12/16/2010	2/28/2014	eur	12,995.90	17,183.83	Worthington S.R.L	1.32225
NTS671080	BI-LATERAL	BG	CUSTOMS	WELLS FARGO	11/17/2010	9/30/2014	GBP	40,000.00	62,014.00	HM Revenue And Customs	1.55035
61625543	BI-LATERAL	SBLC	Performance	Citibank	10/29/2004	10/31/2009	USD	2,795,162.09	2,795,162.09	Ingersoll-Rand Company	1
NTS671080	BI-LATERAL	BG	CUSTOMS	WELLS FARGO	11/17/2010	9/30/2014	GBP	(30,000.00)	(46,510.50)	HM REVENUE AND CUSTOMS	1.55035
NTS670997	BI-LATERAL	BG	Performance	WELLS FARGO	11/16/2010	10/25/2013	USD	281,635.00	281,635.00	ALEXANDRIA NATIONAL REFINING AND PETROCHEMICALS COMPANY	1
61671122	BI-LATERAL	BG	Performance	Citibank	12/5/2007	2/15/2011	INR	5,840,000.00	88,884.80	Larsen & Toubro Ltd	0.01522
NTS669586	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/25/2010	4/10/2014	eur	9,440.00	12,482.04	Worthington SRL	1.32225
NTS669323	BI-LATERAL	SBLC	WARRANTY	WELLS FARGO	10/20/2010	11/12/2013	USD	62,791.25	62,791.25	Roots Port Northwest	1
NTS668903	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/13/2010	12/30/2013	eur	196,247.15	259,487.79	Initec Plantas Industriales S,A.U	1.32225
NTS668900	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/13/2010	9/30/2013	USD	184,849.00	184,849.00	Initex Plantas Industriales S.A.	1
NTS668895	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/13/2010	12/30/2013	eur	189,182.15	250,146.10	Initec Plantas Industriales S.A.U	1.32225
63652834	BI-LATERAL	BG	Performance	Citibank	11/25/2009	11/19/2014	eur	155,000.00	204,948.75	BURMEISTER AND WAIN SCANDINAVIAN CONTRACTOR A/S	1.32225
63652939	BI-LATERAL	BG	Performance	Citibank	12/8/2009	3/12/2013	INR	1,532,232.00	23,320.57	OIL AND NATURAL GAS CORPORATION LIMITED	0.01522
63653137	BI-LATERAL	BG	WARRANTY	Citibank	12/24/2009	11/29/2013	eur	13,680.00	18,088.38	WORTHINGTON S.R.L	1.32225
63653150	BI-LATERAL	BG	WARRANTY	Citibank	12/24/2009	8/31/2012	USD	1,887.00	1,887.00	PTT PUBLIC COMPANY LIMITED	1
63653150	BI-LATERAL	BG	WARRANTY	Citibank	12/24/2009	8/31/2012	USD	-	-	PTT PUBLIC COMPANY LIMITED	1
63653150	BI-LATERAL	BG	WARRANTY	Citibank	12/24/2009	8/31/2012	USD	-	-	PTT PUBLIC COMPANY LIMITED	1
63653150	BI-LATERAL	BG	WARRANTY	Citibank	12/24/2009	8/31/2011	USD	2,376.00	2,376.00	PTT PUBLIC COMPANY LIMITED	1
63653150	BI-LATERAL	BG	WARRANTY	Citibank	12/24/2009	8/31/2011	USD	-	-	PTT PUBLIC COMPANY LIMITED	1
63653150	BI-LATERAL	BG	WARRANTY	Citibank	12/24/2009	8/31/2011	USD	-	-	PTT PUBLIC COMPANY LIMITED	1
63653434	BI-LATERAL	BG	FINANCIAL	Citibank	1/29/2010	1/31/2011	BRL	566,121.97	237,312.67	STATE COURT OF SAO PAULO	0.41919
63653435	BI-LATERAL	BG	FINANCIAL	Citibank	1/29/2010	1/31/2011	BRL	477,560.37	200,188.53	STATE COURT OF SAO PAULO	0.41919
63653539	BI-LATERAL	BG	Performance	Citibank	2/11/2010	6/27/2014	INR	10,080,000.00	153,417.60	LARSEN AND TOUBRO LIMITED	0.01522
NTS668584	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/7/2010	11/30/2013	eur	477,273.50	631,074.89	Tecnicas Reunidas S.A.	1.32225
NTS668584	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/7/2010	12/24/2013	eur	-	-	TECNICAS REUNIDAS S.A.	1.32225
NTS668580	BI-LATERAL	BG	Performance	WELLS FARGO	10/7/2010	3/28/2013	USD	266,198.00	266,198.00	ABB SPA	1
NTS668580	BI-LATERAL	BG	Performance	WELLS FARGO	10/7/2010	3/30/2015	USD	-	-	ABB SPA	1
NTS668556	BI-LATERAL	BG	Performance	WELLS FARGO	10/7/2010	12/8/2014	USD	89,734.80	89,734.80	Conoco Phillips Indonesia Inc. Ltd.	1

NTS668556	BI-LATERAL	BG	Performance	WELLS FARGO	10/7/2010	12/8/2014	USD	7,935.72	7,935.72	CONOCO PHILLIPS INDONESIA INC. LTD.	1
63653894	BI-LATERAL	BG	ADVANCE PAYMENT	Citibank	3/18/2010	4/18/2012	INR	4,420,000.00	67,272.40	INDIAN FARMERS FERTILIZER CO-OP LTD	0.01522
63653936	BI-LATERAL	BG	Performance	Citibank	3/24/2010	1/14/2011	INR	769,358.00	11,709.63	OIL AND NATURAL GAS CORPORATION LIMITED ANKLESHWAR ASSET,	0.01522
63654235	BI-LATERAL	BG	Performance	Citibank	4/27/2010	3/14/2014	eur	12,995.90	17,183.83	WORTHINGTON S.R.L	1.32225
63654295	BI-LATERAL	BG	WARRANTY	Citibank	5/3/2010	3/14/2014	eur	6,938.35	9,174.23	FLOWSERVE (AUSTRIA) GMBH	1.32225
63654330	BI-LATERAL	BG	Performance	Citibank	5/6/2010	2/20/2012	INR	400,634.00	6,097.65	OIL AND NATURAL GAS CORPORATION LIMITED	0.01522
63654648	BI-LATERAL	BG	Performance	Citibank	6/10/2010	11/15/2013	eur	5,350.00	7,074.04	Worthington S.R.L.	1.32225
63654670	BI-LATERAL	BG	Performance	Citibank	6/16/2010	11/14/2013	INR	1,738,000.00	26,452.36	OIL AND NATURAL GAS CORPORATION LTD.,	0.01522
63654698	BI-LATERAL	BG	WARRANTY	Citibank	6/15/2010	1/4/2012	eur	16,202.83	21,424.19	AZZAWIYA OIL REFINING COMPANY INC.	1.32225
63654787	BI-LATERAL	BG	Performance	Citibank	6/25/2010	4/30/2013	INR	15,880,000.00	241,693.60	INDIAN OIL CORPORATION LTD.	0.01522
63654787	BI-LATERAL	BG	Performance	Citibank	6/25/2010	2/28/2013	INR	-	-	INDIAN OIL CORPORATION LTD.	0.01522
63654854	BI-LATERAL	BG	Performance	Citibank	6/30/2010	12/2/2013	INR	21,799,304.00	331,785.41	NATIONAL FERTLIZER LIMITED	0.01522
63655135	BI-LATERAL	BG	WARRANTY	Citibank	8/3/2010	10/15/2013	USD	5,628.00	5,628.00	KSB AKTIENGESELLSCHAFT	1
63655136	BI-LATERAL	BG	WARRANTY	Citibank	8/3/2010	10/15/2013	USD	5,628.00	5,628.00	KSB AKTIENGESELLSCHAFT	1
63655226	BI-LATERAL	BG	Performance	Citibank	8/10/2010	4/30/2014	USD	-	-	INDIAN OIL CORPORATION LTD	1
63655226	BI-LATERAL	BG	Performance	Citibank	8/10/2010	7/29/2013	USD	1,655,000.00	1,655,000.00	INDIAN OIL CORPORATION LTD	1
63655250	BI-LATERAL	SBLC	Performance	Citibank	8/17/2010	9/30/2016	USD	862,500.00	862,500.00	KOREA HYDRO AND NUCLEAR POWER CO., LTD. (KHNP)	1
63655260	BI-LATERAL	SBLC	Performance	Citibank	8/17/2010	9/29/2017	USD	862,500.00	862,500.00	KOREA HYDRO AND NUCLEAR POWER CO., LTD. (KHNP)	1
63655304	BI-LATERAL	SBLC	WARRANTY	Citibank	8/19/2010	8/1/2016	USD	10,576.82	10,576.82	Simpson Tacoma Kraft Company, LLC	1
63655307	BI-LATERAL	BG	Performance	Citibank	8/20/2010	1/30/2015	NOK	10,000,000.00	1,635,100.00	STATOIL PETROLEUM AS	0.16351
63655414	BI-LATERAL	BG	WARRANTY	Citibank	8/27/2010	4/16/2014	eur	-	-	TECNICAS REUNIDAS SA	1.32225
63655414	BI-LATERAL	BG	WARRANTY	Citibank	8/27/2010	8/30/2013	eur	220,884.30	292,064.27	TECNICAS REUNIDAS SA	1.32225
63655419	BI-LATERAL	SBLC	ADVANCE PAYMENT	Citibank	8/30/2010	5/20/2014	USD	412,085.00	412,085.00	DASS TRADING C.V.	1
63655460	BI-LATERAL	SBLC	Performance	Citibank	9/8/2010	12/10/2015	USD	2,661,000.00	2,661,000.00	HYUNDAI HEAVY INDUSTRIES	1
63655460	BI-LATERAL	SBLC	Performance	Citibank	9/8/2010	12/10/2015	USD	179,933.60	179,933.60	HYUNDAI HEAVY INDUSTRIES	1

63655544	BI-LATERAL	SBLC	CUSTOMS	Citibank	9/14/2010	10/31/2011	GBP	20,000.00	31,007.00	HM CUSTOMS AND EXCISE CENTRAL DEFERMENT OFFICE	1.55035
63655761	BI-LATERAL	SBLC	Performance	Citibank	10/8/2010	9/13/2013	GBP	391,892.34	607,570.29	CHARVILLE-CONSULTORES E SERVICOS LDA	1.55035
63661605	BI-LATERAL	BG	ADVANCE PAYMENT	Citibank	4/30/2008	12/25/2011	INR	150,000.00	2,283.00	Larsen And Toubro	0.01522
63664697	BI-LATERAL	BG	Performance	Citibank	4/7/2009	10/30/2013	USD	-	-	CTCI CORPORATION	1
63664697	BI-LATERAL	BG	Performance	Citibank	4/7/2009	7/10/2013	USD	1,105,000.00	1,105,000.00	CTCI CORPORATION	1
63664698	BI-LATERAL	BG	Performance	Citibank	4/7/2009	10/30/2013	eur	-	-	CTCI CORPORATION	1.32225
63664698	BI-LATERAL	BG	Performance	Citibank	4/7/2009	7/10/2013	eur	162,313.20	214,618.63	CTCI CORPORATION	1.32225
L5LS523803	BI-LATERAL	SBLC	WARRANTY	JPMORGAN CHASE	2/12/2010	10/30/2013	USD	5,442,041.65	5,442,041.65	Roll Royce PLC	1
9LCL002926	BI-LATERAL	BG	Performance	Credit Lyonnais	12/1/2009	3/28/2010	eur	60,036.48	79,383.24	SONATRACH	1.32225
1.0041E+14	BI-LATERAL	BG	BRL	526,993.03	236,187.74	0.44818
150stb13300174	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	8/9/2013	10/21/2014	CNY	4,613,800.00	753,848.78	SHENHUA LOGISTICS GROUP CORPORATION LIMITED	0.16339
7177	BI-LATERAL	BG	Performance	SOVEREIGN/BANCO SANTANDER	USD	37,296.60	37,296.60	1
7300	BI-LATERAL	BG	Performance	SOVEREIGN/BANCO SANTANDER	eur	318,400.00	414,238.40	1.301
00041-02-1049938	BI-LATERAL	BG	FINANCIAL	Societe Generale	6/4/2010	12/20/2019	eur	233,521.50	308,773.80	pilotage des prestations d pole services clients	1.32225
00041-02-1076729	BI-LATERAL	BG	WAGE PAYMENT	Societe Generale	5/3/2013	9/1/2014	eur	28,263.25	37,371.08	STORENGY	1.32225
00935-02-1300030	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/7/2012	12/31/2013	eur	(126,126.00)	(166,770.10)	BANCO POPULAR ESPANOL, S.A.	1.32225
00935-02-1300030	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/7/2012	12/31/2013	eur	-	-	BANCO POPULAR ESPANOL, S.A.	1.32225
00935-02-1300030	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/7/2012	12/31/2013	eur	-	-	BANCO POPULAR ESPANOL, S.A.	1.32225
00935-02-1300030	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/7/2012	12/31/2013	eur	752,362.75	994,811.65	BANCO POPULAR ESPANOL, S.A.	1.32225
00935-02-1300030	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/7/2012	12/31/2013	eur	-	-	BANCO POPULAR ESPANOL, S.A.	1.32225
00935-02-1300030	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/7/2012	12/31/2013	eur	-	-	BANCO POPULAR ESPANOL, S.A.	1.32225
00935-02-1300708	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2015	eur	371,005.71	490,562.30	kutxabank, s.a.	1.32225
00935-02-1300708	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2015	eur	-	-	kutxabank, s.a.	1.32225
00935-02-1301020	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2014	eur	-	-	kutxabank, s.a.	1.32225
00935-02-1301020	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2014	eur	-	-	kutxabank, s.a.	1.32225
00935-02-1301020	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2014	eur	(172,412.00)	(227,971.77)	kutxabank, s.a.	1.32225
00935-02-1301020	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2014	eur	-	-	kutxabank, s.a.	1.32225
00935-02-1301020	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2014	eur	745,295.35	985,466.78	kutxabank, s.a.	1.32225

00935-02-1301020	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2014	eur	-	-	kutxabank, s.a.	1.32225
00935-02-1301048	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2015	eur	80,785.29	106,818.35	kutxabank, s.a.	1.32225
00935-02-1301048	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	3/15/2015	eur	-	-	kutxabank, s.a.	1.32225
00935-02-1301084	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	2/15/2014	eur	196,414.05	259,708.48	banco santander, s.a.	1.32225
00935-02-1301084	BI-LATERAL	BG	FINANCIAL	DNB NOR	12/18/2012	2/15/2014	eur	-	-	banco santander, s.a.	1.32225
00935-02-1318511	BI-LATERAL	BG	Performance	DNB NOR	2/6/2012	4/10/2017	USD	6,919,275.60	6,919,275.60	CHINA PETROLEUM MATERIALS CORPORATION	1
00935-02-1318566	BI-LATERAL	BG	Performance	DNB NOR	2/6/2013	4/10/2017	CNY	9,587,139.30	1,566,442.69	CHINA PETROLEUM MATERIALS CORPORATION	0.16339
00935-02-1337064	BI-LATERAL	BG	Performance	DNB NOR	3/25/2013	4/1/2018	NOK	8,281,140.10	1,354,049.22	DAEWOO SHIPBUILDING & MARINE ENGINEERING CO LTD	0.16351
00935-02-1337206	BI-LATERAL	BG	Performance	DNB NOR	3/25/2013	4/1/2018	USD	721,571.45	721,571.45	DAEWOO SHIPBUILDING & MARINE ENGINEERING CO. LTD.	1
00935-02-1337224	BI-LATERAL	BG	Performance	DNB NOR	3/25/2013	4/1/2018	eur	486,363.85	643,094.60	DAEWOO SHIPBUILDING & MARINE ENGINEERING CO. LTD.	1.32225
00935-02-1337251	BI-LATERAL	BG	Performance	DNB NOR	3/25/2013	4/1/2018	eur	846,431.20	1,119,193.65	DAEWOO SHIPBUILDING & MARINE ENGINEERING CO LTD.	1.32225
00935-02-1337288	BI-LATERAL	BG	Performance	DNB NOR	3/25/2013	4/1/2018	NOK	486,778.00	79,593.07	DAEWOO SHIPBUILDING & MARINE ENGINEERING CO. LTD.	0.16351
UIC107793	BI-LATERAL	COMMLC	IMPORT	WELLS FARGO	8/6/2013	10/7/2013	USD	258,754.00	258,754.00	SCHNEIDER ELECTRIC IT FRANCE	1
04102-1058455lha	BI-LATERAL	BG	WARRANTY	Societe Generale	5/10/2011	12/31/2014	USD	(1,207.29)	(1,207.29)	TECHNIP ITALY SPA	1
04102-1058455lha	BI-LATERAL	BG	WARRANTY	Societe Generale	5/10/2011	12/31/2014	USD	189,150.00	189,150.00	technip italy spa	1
04102-1061094lha	BI-LATERAL	BG	WARRANTY	Societe Generale	7/28/2011	2/28/2013	eur	57,089.10	75,486.06	mariex investments ltd	1.32225
04102-1061432lha	BI-LATERAL	BG	WARRANTY	Societe Generale	8/1/2011	12/31/2014	USD	338,034.46	338,034.46	TECHNIP ITALY	1
04102-1061432lha	BI-LATERAL	BG	WARRANTY	Societe Generale	8/1/2011	12/31/2014	USD	862,648.10	862,648.10	technip italy	1
04102-1062360lha	BI-LATERAL	BG	WARRANTY	Societe Generale	9/28/2011	3/31/2015	USD	198,294.60	198,294.60	daewoo and co ltd	1
04102-1062422lha	BI-LATERAL	BG	WARRANTY	Societe Generale	9/28/2011	3/31/2015	eur	583,750.00	771,863.44	daewoo and co	1.32225
04102-1064705lha	BI-LATERAL	BG	FINANCIAL	Societe Generale	7/17/2012	7/16/2013	eur	1,020,142.00	1,348,882.76	ageniza delle entrate	1.32225
04102-1064705lha	BI-LATERAL	BG	FINANCIAL	Societe Generale	7/17/2012	7/16/2013	eur	276,447.83	365,533.14	AGENIZA DELLE ENTRATE	1.32225
04102-1067258lha	BI-LATERAL	BG	WARRANTY	Societe Generale	3/20/2012	11/30/2013	eur	150,000.00	198,337.50	oao kuibyshev azot	1.32225
04102-1069336lha	BI-LATERAL	BG	WARRANTY	Societe Generale	6/11/2012	6/11/2016	eur	180,000.00	238,005.00	jsc acron	1.32225
04102-1070832lha	BI-LATERAL	BG	WARRANTY	Societe Generale	8/28/2012	3/14/2013	eur	40,000.00	52,890.00	open joint stock company "azot"	1.32225
04102-1072616lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	11/13/2012	3/30/2013	USD	609,622.40	609,622.40	flowserve bv	1
04102-1072803	BI-LATERAL	BG	FINANCIAL	Societe Generale	12/10/2012	12/10/2013	eur	1,980,170.93	2,618,281.01	agenzia delle entrate	1.32225
04102-1072803	BI-LATERAL	BG	FINANCIAL	Societe Generale	12/10/2012	12/10/2013	eur	82,309.78	108,834.11	AGENZIA DELLE ENTRATE	1.32225
04102-1072867lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	11/27/2012	6/25/2013	USD	151,391.10	151,391.10	hyosung goodsprings inc	1

04102-1073063lha	BI-LATERAL	BG	WARRANTY	Societe Generale	12/10/2012	1/30/2014	eur	204,532.00	270,442.44	ojsc phosagro cherepovets	1.32225
04102-1073358lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	1/24/2013	5/30/2014	eur	2,553,525.00	3,376,398.43	ojsc "nevinnomyssky azot"	1.32225
04102-1074017lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	1/18/2013	12/31/2013	eur	42,312.00	55,947.04	perenco rio del rey	1.32225
04102-1074455LHA	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	2/21/2013	6/25/2013	USD	92,741.40	92,741.40	HYOSUNG GOODSPRINGS INC	1
04102-1074954lha	BI-LATERAL	BG	WARRANTY	Societe Generale	3/1/2013	8/11/2015	eur	7,900.95	10,447.03	ojsc 'nevinnomyssky azot'	1.32225
04102-1075418	BI-LATERAL	BG	WARRANTY	Societe Generale	3/21/2013	8/18/2015	eur	21,866.00	28,912.32	OJSC NAK AZOT	1.32225
04102-1075427LHA	BI-LATERAL	BANK CHECK	ADVANCE PAYMENT	Societe Generale	3/19/2013	9/30/2013	eur	155,658.39	205,819.31	ZAKLADY CHEMICZNE POLICE	1.32225
04102-1075793lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	3/28/2013	9/30/2013	eur	186,887.51	247,112.01	zaklady chemiczne police	1.32225
04102-1076408lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	4/29/2013	4/30/2014	eur	400,000.00	528,900.00	ojsc nevinnomyssky azot	1.32225
04102-1076667LHA	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	5/3/2013	1/31/2015	eur	1,848,150.00	2,443,716.34	JSC ACRON	1.32225
04102-1076845lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	5/14/2013	1/31/2014	eur	125,910.04	166,484.55	zaklady azotowe pulawy s.a.	1.32225
04102-1077283lha	BI-LATERAL	BG	WARRANTY	Societe Generale	5/31/2013	6/30/2014	eur	4,841.85	6,402.14	ojsc phosagro cherepovets	1.32225
04102-1077309lha	BI-LATERAL	BG	WARRANTY	Societe Generale	5/31/2013	6/30/2014	eur	4,164.80	5,506.91	ojsc phosagro cherepovets	1.32225
04102-1077602lha	BI-LATERAL	BG	WARRANTY	Societe Generale	6/18/2013	12/31/2014	eur	211,062.50	279,077.39	ab achema	1.32225
04102-1078996lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	7/26/2013	1/30/2014	eur	30,500.00	40,328.63	tps thermal & process srl	1.32225
04102-1079067lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	7/29/2013	3/31/2014	eur	244,541.11	323,344.48	jsc lukoil-chernomorye	1.32225
04102-1079469lha	BI-LATERAL	BG	ADVANCE PAYMENT	Societe Generale	8/19/2013	1/15/2014	eur	77,376.48	102,311.05	valorsul plataforma ribeirinha da cp	1.32225
130207SB0171	BI-LATERAL	BG	WARRANTY	SOVEREIGN/BANCO SANTANDER	2/8/2013	11/25/2013	eur	240,000.00	317,340.00	ABB S.P.A.	1.32225
1330008600	BI-LATERAL	BG	WARRANTY	COMMERZBANK	4/9/2013	6/28/2015	USD	1,243,600.00	1,243,600.00	1
135922B060	BI-LATERAL	BG	Performance	Credit Lyonnais	2/15/2013	5/19/2014	eur	442,100.00	584,566.73	SYLENE S.A.	1.32225
1401303246	BI-LATERAL	BG	Performance	COMMERZBANK	6/20/2013	2/28/2016	USD	225,620.00	225,620.00	technip france	1
1471304963	BI-LATERAL	BG	WARRANTY	COMMERZBANK	4/7/2013	12/30/2014	USD	960,000.00	960,000.00	CHINA HUANQIU CONTRACTING AND ENGINEERING CORPORATION	1
1471304975	BI-LATERAL	BG	WARRANTY	COMMERZBANK	4/10/2013	5/28/2015	USD	55,600.00	55,600.00	PANJIN LIAOHE CHEMICALS GROUP IMPORT AND EXPORT CO LTD.	1
1471304975	BI-LATERAL	BG	WARRANTY	COMMERZBANK	4/10/2013	5/28/2015	USD	1,188,000.00	1,188,000.00	PANJIN LIAOHE CHEMICALS GROUP IMPORT AND EXPORT CO LTD.	1
1471305015	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	4/27/2013	5/30/2014	USD	489,650.00	489,650.00	XINJIANG BLUE RIDGE TUNHE ENERGY CO., LTD.	1
1471305032	BI-LATERAL	BG	WARRANTY	COMMERZBANK	5/7/2013	4/30/2015	CNY	892,700.00	145,858.25	GUANGAN KOYO CHEMICAL INDUSTRY CO.,LTD	0.16339
1471305033	BI-LATERAL	BG	WARRANTY	COMMERZBANK	5/7/2013	4/30/2014	CNY	110,544.00	18,061.78	GUANGAN KOYO CHEMICAL INDUSTRY CO.,LTD	0.16339
1471305034	BI-LATERAL	BG	WARRANTY	COMMERZBANK	5/8/2013	3/31/2015	CNY	467,500.00	76,384.83	SHENHUA NINGXIA COAL INDUSTRY GROUP CO., LTD	0.16339
150stb13300050	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	3/6/2013	12/15/2013	USD	7,524,776.16	7,524,776.16	china petroleum materials corporation	1

150stb13300051	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	3/6/2013	2/28/2014	CNY	8,939,286.84	1,460,590.08	china petroleum materials corporation	0.16339
150stb13300059	BI-LATERAL	SBLC	WARRANTY	COMMERZBANK	3/13/2013	9/28/2014	USD	191,285.55	191,285.55	black and veatch corporation	1
150stb13300060	BI-LATERAL	BG	WARRANTY	COMMERZBANK	3/15/2013	4/16/2015	eur	92,000.00	121,647.00	dongying lufang metals material co ltd.	1.32225
150stb13300077	BI-LATERAL	BG	WARRANTY	COMMERZBANK	4/1/2013	6/9/2015	USD	614,159.70	614,159.70	china huanqiu contracting & engineering corp.	1
150stb13300078	BI-LATERAL	BG	WARRANTY	COMMERZBANK	4/1/2013	6/28/2015	USD	795,077.80	795,077.80	china huanqiu contracting & engineering corp.	1
150STB13300080	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	4/3/2013	2/6/2014	eur	91,113.90	120,475.35	NUOVO PIGNONE, S.R.L.	1.32225
150STB13300089	BI-LATERAL	BG	WARRANTY	COMMERZBANK	4/24/2013	11/12/2023	eur	190,470.00	251,848.96	HERA S.P.A.	1.32225
150stb13300092	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	4/26/2013	10/3/2013	CNY	399,995.00	65,355.18	CHINA PETROCHEMICAL INTERNATIONAL (TIANJIN) CO. LTD.	0.16339
150stb13300105	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	5/31/2013	11/22/2013	USD	84,000.00	84,000.00	samsung total petrochemicals co. ltd.	1
150stb13300106	BI-LATERAL	BG	WARRANTY	COMMERZBANK	6/4/2013	2/2/2015	eur	80,000.00	105,780.00	shandong gold group co. ltd.	1.32225
150stb1330011	BI-LATERAL	BG	BID	COMMERZBANK	8/19/2013	12/20/2013	USD	11,000.00	11,000.00	pakistan petroleum limited	1
150stb13300113	BI-LATERAL	BG	Performance	COMMERZBANK	6/14/2013	5/1/2015	USD	494,300.00	494,300.00	daelim industrial co. ltd.	1
150stb13300114	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	6/14/2013	12/1/2014	USD	988,600.00	988,600.00	daelim industrial co ltd.	1
150stb13300122	BI-LATERAL	BG	Performance	COMMERZBANK	6/18/2013	12/16/2013	USD	3,083.81	3,083.81	citic seram energy limited	1
150stb13300126	BI-LATERAL	SBLC	WARRANTY	COMMERZBANK	6/19/2013	2/29/2016	USD	140,370.48	140,370.48	basf corporation	1
150stb13300127	BI-LATERAL	BG	WARRANTY	COMMERZBANK	6/20/2013	1/26/2014	eur	-	-	officine solari kaggio s.r.l.	1.32225
150stb13300127	BI-LATERAL	BG	WARRANTY	COMMERZBANK	6/20/2013	1/26/2014	eur	250,000.00	330,562.50	officine solari kaggio s.r.l.	1.32225
150stb13300128	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	6/21/2013	12/5/2013	USD	223,811.88	223,811.88	ep petroecuador	1
150stb13300142	BI-LATERAL	BG	WARRANTY	COMMERZBANK	7/9/2013	12/29/2014	eur	87,000.00	115,035.75	yunnan metallurgical group imp. & exp. & logistics co ltd.	1.32225
150stb13300164	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	8/1/2013	10/30/2013	CNY	1,599,980.00	261,420.73	china petrochemical international (tianjin) co. ltd.	0.16339
150stb13300172	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	8/9/2013	5/26/2014	eur	396,000.00	523,611.00	Yunnan Metallurgical Group Imp. & Exp. & Logistics Co., Ltd.	1.32225
150stb13300175	BI-LATERAL	BG	WARRANTY	COMMERZBANK	8/9/2013	9/21/2016	CNY	2,306,900.00	376,924.39	SHENHUA LOGISTICS GROUP CORPORATION LIMITED	0.16339
1701360205	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	8/14/2013	9/30/2013	eur	631,059.85	834,418.89	tecnicas reunidas	1.32225
1701360206	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	8/14/2013	9/30/2013	eur	1,893,179.55	2,503,256.66	tecnicas reunidas	1.32225
1701360207	BI-LATERAL	BG	ADVANCE PAYMENT	COMMERZBANK	8/14/2013	9/30/2013	eur	631,059.85	834,418.89	tecnicas reunidas	1.32225
1lcl1853	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	8/26/2011	3/1/2013	USD	83,633.75	83,633.75	international development company	1
224912/13	BI-LATERAL	BG	ADVANCE PAYMENT	BNP PARIBAS	4/2/2013	12/31/2013	eur	18,842,025.00	24,913,867.56	TURKMENGAZ STATE CONCERN	1.32225
2lcl007	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	10/9/2012	4/30/2015	eur	5,037.50	6,660.83	worthington s.r.l.	1.32225

2LCL0278	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	2/10/2012	2/28/2014	eur	11,700.00	15,470.33	FRANCO TOSI MECANICA SPA	1.32225
2lcl0519	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	3/16/2012	4/30/2015	eur	15,000.00	19,833.75	pensotti fcl s.p.a.	1.32225
2lcl0521	BI-LATERAL	BG	ADVANCE PAYMENT	Credit Lyonnais	3/15/2012	10/12/2012	eur	221,534.77	292,924.35	suez oil company	1.32225
2lcl0614	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	3/22/2012	9/30/2013	eur	30,613.75	40,479.03	international development company	1.32225
2lcl0641	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	3/26/2012	10/30/2015	eur	6,250.00	8,264.06	sofinter s.p.a. div. macchi	1.32225
2lcl1194	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	6/18/2012	10/30/2015	eur	11,842.50	15,658.75	sofinter s.p.a.	1.32225
2lcl1590	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	8/1/2012	1/31/2016	eur	15,250.00	20,164.31	hv turbo italia s.r.l.	1.32225
2lcl2072	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	10/15/2012	11/11/2014	eur	5,052.00	6,680.01	flowserve bv	1.32225
2lcl2300	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	11/19/2012	11/30/2014	eur	5,588.60	7,389.53	worthington s.r.l.	1.32225
2lcl2301	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	11/19/2012	3/30/2016	eur	11,000.00	14,544.75	sofinter s.p.a. division macchi	1.32225
sc7001753w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	8/27/2013	4/15/2016	USD	164,799.92	164,799.92	ptt public company limited	1
sc7001749w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	8/26/2013	1/31/2016	INR	18,314,000.00	278,739.08	NORTH EASTERN ELECTRIC POWER CORPORATION LTD.	0.01522
sc7001748w	BI-LATERAL	BG	Performance	WELLS FARGO	8/26/2013	1/31/2015	INR	3,895,000.00	59,281.90	NORTH EASTERN ELECTRIC POWER CORPORATION LTD.	0.01522
SC7001743W	BI-LATERAL	BG	WARRANTY	WELLS FARGO	8/23/2013	4/30/2016	INR	2,366,645.00	36,020.34	INDIAN FARMERS FERTILISERS COOPERATIVE LIMITED	0.01522
SC7001740W	BI-LATERAL	BG	BID	WELLS FARGO	8/19/2013	2/28/2014	USD	80,000.00	80,000.00	CNCCC INTERNATIONAL TENDERING CO LTD	1
SC7001739W	BI-LATERAL	BG	BID	WELLS FARGO	8/19/2013	1/27/2014	USD	750,000.00	750,000.00	CHINA SHENHUA INTERNATIONAL ENGINEERING LTD.	1
SC7001739W	BI-LATERAL	BG	BID	WELLS FARGO	8/19/2013	3/10/2014	USD	-	-	CHINA SHENHUA INTERNATIONAL ENGINEERING LTD.	1
SC7001738W	BI-LATERAL	BG	BID	WELLS FARGO	8/19/2013	2/24/2014	USD	44,000.00	44,000.00	CHINA PETROCHEMICAL INTERNATIONAL CO., LTD.	1
SC7001738W	BI-LATERAL	BG	BID	WELLS FARGO	8/19/2013	4/5/2014	USD	-	-	CHINA PETROCHEMICAL INTERNATIONAL CO., LTD.	1
SC7001738W	BI-LATERAL	BG	BID	WELLS FARGO	8/19/2013	4/14/2014	USD	-	-	CHINA PETROCHEMICAL INTERNATIONAL CO., LTD.	1
SC7001728W	BI-LATERAL	BG	WARRANTY	WELLS FARGO	8/14/2013	9/30/2016	INR	369,000.00	5,616.18	GUJARAT GAS COMPANY LIMITED	0.01522
SC7001721W	BI-LATERAL	SBLC	BID	WELLS FARGO	8/7/2013	12/30/2013	eur	120,000.00	158,670.00	CHINA NATIONAL JINYU GOLD MATERIALS AND EQUIPMENT CORP.	1.32225
SC7001708W	BI-LATERAL	BG	BID	WELLS FARGO	7/24/2013	11/15/2014	USD	363,400.00	363,400.00	BHARAT PETROLEUM CORPORATION LTD	1
SC7001680W	BI-LATERAL	SBLC	WARRANTY	WELLS FARGO	7/9/2013	9/30/2015	INR	3,389,700.00	51,591.23	RELIANCE INDUSTRIES LIMITED	0.01522
SC7001672W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	7/5/2013	6/5/2014	INR	4,362,727.60	66,400.71	INDIAN FARMERS FERTILIZER COOPERATIVE LIMITED	0.01522
SC7001658W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	6/28/2013	9/30/2013	GBP	198,354.60	307,519.05	NISHAT CHUNIAN POWER LIMITED	1.55035
SC7001658W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	6/28/2013	10/10/2013	GBP	-	-	NISHAT CHUNIAN POWER LIMITED	1.55035
SC7001658W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	6/28/2013	11/25/2013	GBP	-	-	NISHAT CHUNIAN POWER LIMITED	1.55035
SC7001657W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	6/28/2013	9/30/2013	GBP	132,236.40	205,012.70	NISHAT CHUNIAN POWER LIMITED	1.55035

SC7001657W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	6/28/2013	10/10/2013	GBP	-	-	NISHAT CHUNIAN POWER LIMITED	1.55035
SC7001657W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	6/28/2013	11/25/2013	GBP	-	-	NISHAT CHUNIAN POWER LIMITED	1.55035
sc7001582w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	5/28/2013	7/5/2016	USD	109,454.80	109,454.80	flowserve bv	1
sc7001481w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	4/5/2013	6/9/2016	INR	3,451,700.00	52,534.87	oil and natural gas corporation	0.01522
SC7001361W	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	2/8/2013	6/11/2013	eur	496,190.80	645,544.23	NISHAT POWER LTD	1.301
3lcl000047	BI-LATERAL	BG	BID	Credit Lyonnais	1/7/2013	9/5/2013	eur	10,000.00	13,222.50	sonatrach	1.32225
3LCL0013	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	1/25/2013	3/26/2015	eur	16,260.00	21,499.79	SONATRACH	1.32225
3LCL0082	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	1/11/2013	1/30/2015	eur	6,500.00	8,594.63	WORTHINGTON S.R.L.	1.32225
3LCL0385	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	2/19/2013	3/30/2015	eur	2,675.00	3,537.02	FLOWSERVE WORTHINGTON S.R.L.	1.32225
3LCL0385	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	2/19/2013	3/30/2015	eur	130.75	172.88	FLOWSERVE WORTHINGTON S.R.L.	1.32225
3LCL0396	BI-LATERAL	BG	WARRANTY	Credit Lyonnais	2/25/2013	12/30/2013	eur	50,000.00	66,112.50	OJSC 'SIBUR HOLDING'	1.32225
3lcl0416	BI-LATERAL	BG	ADVANCE PAYMENT	Credit Lyonnais	2/26/2013	3/29/2013	eur	108,870.00	143,953.36	repsol petroleo ypf	1.32225
3lcl1103	BI-LATERAL	BG	ADVANCE PAYMENT	Credit Lyonnais	6/4/2013	9/30/2013	eur	62,645.23	82,832.66	dow chemical iberica s.l.	1.32225
3lcl1104	BI-LATERAL	BG	ADVANCE PAYMENT	Credit Lyonnais	6/4/2013	9/30/2013	eur	61,212.86	80,938.70	dow chemical iberica s.l.	1.32225
3lcl1105	BI-LATERAL	BG	ADVANCE PAYMENT	Credit Lyonnais	6/4/2013	9/30/2013	eur	75,159.63	99,379.82	dow chemical iberica s.l.	1.32225
3lcl1106	BI-LATERAL	BG	ADVANCE PAYMENT	Credit Lyonnais	6/4/2013	9/30/2013	eur	32,419.97	42,867.31	dow chemical iberica s.l.	1.32225
sc7001085w	BI-LATERAL	SBLC	WARRANTY	WELLS FARGO	10/9/2012	9/30/2015	USD	249,999.95	249,999.95	MODEC OFFSHORE PRODUCTION SYSTEMS (SINGAPORE) PTE LTD.	1
sc7001073w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/5/2012	8/30/2016	eur	369,460.00	488,518.49	saipem s.p.a.	1.32225
sc7001072w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/5/2012	8/30/2016	eur	-	-	saipem s.p.a.	1.32225
sc7001072w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/5/2012	8/30/2016	eur	66,902.00	88,461.17	saipem s.p.a.	1.32225
sc7001072w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/5/2012	8/30/2016	eur	-	-	SAIPEM S.P.A.	1.32225
sc7001072w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	10/5/2012	8/30/2016	eur	391,738.00	517,975.57	SAIPEM S.P.A.	1.32225
SC7001056W	BI-LATERAL	BG	WARRANTY	WELLS FARGO	9/25/2012	10/15/2014	USD	120,750.00	120,750.00	LARSEN AND TOUBRO ELECTROMECH LLC	1
SC7001022W	BI-LATERAL	BG	Performance	WELLS FARGO	9/14/2012	4/30/2013	INR	2,863,620.00	43,584.30	GSPC GAS COMPANY LIMITED	0.01522
SC7000813W	BI-LATERAL	BG	WARRANTY	WELLS FARGO	5/30/2012	7/29/2015	GBP	486,540.00	754,307.29	JORDAN INDIA FERTILIZER COMPANY LLC	1.55035
sc7000758w	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	5/10/2012	4/13/2013	eur	631,059.85	834,418.89	tecnicas reunidas	1.32225
sc7000758w	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	5/10/2012	8/30/2013	eur	-	-	TECNICAS REUNIDAS	1.32225
sc7000758w	BI-LATERAL	BG	ADVANCE PAYMENT	WELLS FARGO	5/10/2012	1/31/2014	eur	-	-	TECNICAS REUNIDAS	1.32225
sc7000749w	BI-LATERAL	BG	WARRANTY	WELLS FARGO	5/9/2012	6/30/2014	eur	3,450.00	4,561.76	worthington s.r.l.	1.32225

SC7000748W	BI-LATERAL	BG	WARRANTY	WELLS FARGO	5/9/2012	12/30/2014	eur	1,025.00	1,355.31	WORTHINGTON S.R.L.	1.32225
50072/11/164	BI-LATERAL	BG	WARRANTY	DNB NOR	8/26/2011	1/31/2015	eur	72,671.21	96,089.51	UHDE Gmbh	1.32225
50072/11/222	BI-LATERAL	BG	WARRANTY	DNB NOR	11/17/2011	5/30/2014	eur	50,127.00	66,280.43	waterleau group n.v.	1.32225
50072/11/252	BI-LATERAL	BG	WARRANTY	DNB NOR	12/20/2011	6/30/2014	eur	-	-	DAYE NONFERROUS METALS CO LTD.	1.32225
50072/11/252	BI-LATERAL	BG	WARRANTY	DNB NOR	12/20/2011	6/30/2014	eur	(150,020.00)	(198,363.95)	DAYE NONFERROUS METALS CO LTD.	1.32225
50072/11/252	BI-LATERAL	BG	WARRANTY	DNB NOR	12/20/2011	6/30/2013	eur	-	-	DAYE NONFERROUS METALS CO LTD.	1.32225
50072/11/252	BI-LATERAL	BG	WARRANTY	DNB NOR	12/20/2011	6/30/2013	eur	190,020.00	251,253.95	daye nonferrous metals co ltd.	1.32225
50072/11/252	BI-LATERAL	BG	WARRANTY	DNB NOR	12/20/2011	6/30/2013	eur	-	-	DAYE NONFERROUS METALS CO LTD.	1.32225
50072/12/091	BI-LATERAL	BG	WARRANTY	DNB NOR	5/24/2012	12/30/2013	eur	100,000.00	132,225.00	jiyuan jinli smelts co ltd	1.32225
50072/12/115	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	7/11/2012	3/30/2013	eur	411,000.00	543,444.75	yunnan metallurgical group imp and exp and logistic s co ltd.	1.32225
50072/12/116	BI-LATERAL	BG	WARRANTY	DNB NOR	7/11/2012	5/30/2014	eur	287,700.00	380,411.33	yunnan metallurgical group imp. And exp. And ligistics co. ltd.	1.32225
50072/12/125	BI-LATERAL	BG	WARRANTY	DNB NOR	7/17/2012	2/20/2016	eur	6,203.70	8,202.84	tm.p. s.p.a. termomeccanica pompe	1.32225
50072/12/136	BI-LATERAL	BG	WARRANTY	DNB NOR	8/1/2012	3/8/2014	USD	36,000.00	36,000.00	atlas copco energas gmbh	1
50072/12/140	BI-LATERAL	BG	WARRANTY	DNB NOR	8/13/2012	2/19/2014	eur	89,625.00	118,506.66	china bluestar intenrational chemical co. ltd.	1.32225
50072/13/023	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	2/6/2013	9/30/2013	eur	220,000.00	290,895.00	BOREALIS AGROLINZ MELAMINE GMBH	1.32225
50072/13/043	BI-LATERAL	BG	WARRANTY	DNB NOR	3/1/2013	7/5/2016	eur	10,000.00	13,222.50	macchi div of sofinter s.p.a.	1.32225
50072/13/044	BI-LATERAL	BG	WARRANTY	DNB NOR	3/1/2013	8/12/2016	eur	12,500.00	16,528.13	macchi div of sofinter s.p.a.	1.32225
50072/13/047	BI-LATERAL	BG	Performance	DNB NOR	3/5/2013	11/30/2013	eur	480,000.00	634,680.00	ABB S.P.A.	1.32225
50072/13/077	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	4/15/2013	10/1/2013	eur	216,004.00	285,611.29	kuwait petroleum europoort b.v.	1.32225
50072/13/081	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	4/19/2013	10/30/2013	eur	159,200.00	210,502.20	sofinter spa	1.32225
50072/13/093	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	5/16/2013	10/21/2013	eur	186.08	246.04	HITACHI EUROPE GMBH	1.32225
50072/13/093	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	5/16/2013	10/21/2013	eur	28,644.00	37,874.53	HITACHI EUROPE GMBH	1.32225
50072/13/112	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/20/2013	11/30/2013	eur	22,125.00	29,254.78	oshatz gmby	1.32225
50072/13/112	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/20/2013	11/30/2013	eur	109.38	144.63	OSHATZ GMBY	1.32225
50072/13/115	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/24/2013	11/15/2013	eur	47,200.00	62,410.20	sofinter spa macchi division	1.32225
50072/13/116	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/24/2013	11/15/2013	eur	94,400.00	124,820.40	SOFINTER SPA MACCHI DIVISION	1.32225
50072/13/121	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/26/2013	12/15/2013	eur	158,400.00	209,444.40	SOFINTER SPA MACCHI DIVISION	1.32225
50072/13/122	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/26/2013	12/15/2013	eur	79,200.00	104,722.20	SOFINTER SPA MACCHI DIVISION	1.32225
50072/13/124	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/27/2013	8/31/2013	eur	47,494.00	62,798.94	SAIPEM S.P.A.	1.32225

50072/13/193	BI-LATERAL	BG	WARRANTY	DNB NOR	8/7/2013	11/30/2016	eur	3,553.50	4,698.62	macchi division of sofinter spa	1.32225
SC7000748W	BI-LATERAL	BG	WARRANTY	WELLS FARGO	5/9/2012	12/30/2014	eur	7,000.00	9,255.75	WORTHINGTON S.R.L.	1.32225
SC7000725W	BI-LATERAL	BG	WARRANTY	WELLS FARGO	4/25/2012	7/22/2015	INR	2,710,000.00	41,246.20	GAIL (INDIA) LTD.	0.01522
sc7000310w	BI-LATERAL	SBLC	WARRANTY	WELLS FARGO	11/28/2011	9/30/2013	USD	441,695.50	441,695.50	sinopec usa	1
sc7000251w	BI-LATERAL	BG	Performance	WELLS FARGO	10/21/2011	3/16/2015	INR	20,030,000.00	304,856.60	larsen & toubro limited	0.01522
50356/12/181	BI-LATERAL	BG	WARRANTY	DNB NOR	9/28/2012	10/31/2015	eur	49,500.00	65,451.38	i.t.t. s.p.a.	1.32225
50356/12/182	BI-LATERAL	BG	WARRANTY	DNB NOR	9/28/2012	6/30/2015	eur	72,000.00	95,202.00	i.t.t. s.p.a.	1.32225
50356/12/245A	BI-LATERAL	BG	WARRANTY	dnb	1/11/2015	eur	13,143.69	17,099.94	Oschatz GmbH	1.301
50356/125/181	BI-LATERAL	BG	WARRANTY	dnb	10/31/2015	eur	49,500.00	64,399.50	ITT SPA, Milano	1.301
50356/13/001	BI-LATERAL	BG	WARRANTY	DNB NOR	1/2/2013	1/18/2016	eur	77,950.00	103,069.39	finder pompe s.p.a.	1.32225
50356/13/006	BI-LATERAL	BG	WARRANTY	DNB NOR	1/15/2013	4/11/2015	eur	7,199.50	9,519.54	KSB AKTIENGESELLSCHAFT	1.32225
50356/13/010	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	1/15/2013	11/27/2013	eur	58,231.46	76,996.55	KSB AKTIENGESELLSCHAFT	1.32225
50356/13/028	BI-LATERAL	BG	WARRANTY	DNB NOR	2/14/2013	8/30/2016	eur	36,000.00	47,601.00	AALBORG ENGINEERING A/S	1.32225
50356/13/029	BI-LATERAL	BG	WARRANTY	DNB NOR	2/14/2013	8/30/2016	eur	18,869.00	24,949.54	AALBORG ENGINEERING A/S	1.32225
50356/13/123	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/26/2013	11/30/2013	eur	75,554.50	99,901.94	ELEKTRO PLUS S. Z.O.O.	1.32225
50356/13/124	BI-LATERAL	BG	Performance	DNB NOR	eur	110,075.00	143,207.58	Thyssenkrup Uhde	1.301
50356/13/125	BI-LATERAL	BG	Performance	DNB NOR	6/27/2013	6/14/2014	eur	114,835.00	151,840.58	THYSSENKRUPP UHDE GMBH	1.32225
50356/13/125	BI-LATERAL	BG	Performance	DNB NOR	6/27/2013	6/14/2014	eur	-	-	THYSSENKRUPP UHDE GMBH	1.32225
50356/13/126	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/27/2013	9/30/2013	eur	-	-	EISENBAU ESSEN GMBH	1.32225
50356/13/126	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	6/27/2013	7/30/2013	eur	55,223.00	73,018.61	EISENBAU ESSEN GMBH	1.32225
50356/13/127	BI-LATERAL	BG	Performance	DNB NOR	6/28/2013	6/14/2014	eur	110,075.00	145,546.67	THYSSENKRUPP UHDE GMBH	1.32225
50356/13/127	BI-LATERAL	BG	Performance	DNB NOR	6/28/2013	6/14/2014	eur	-	-	thyssenkrupp uhde gmbh	1.32225
50356/13/145	BI-LATERAL	BG	WARRANTY	DNB NOR	7/4/2013	7/27/2016	eur	15,602.39	20,630.26	atlas copco energas gmbh	1.32225
50357/12/160	BI-LATERAL	BG	WARRANTY	DNB NOR	9/6/2012	3/17/2014	eur	106,900.00	141,348.53	northern copper industry co ltd	1.32225
50357/12/175	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	9/25/2012	9/20/2013	eur	480,000.00	634,680.00	shandong gold group co ltd.	1.32225
50357/12/221	BI-LATERAL	BG	WARRANTY	DNB NOR	11/20/2012	6/1/2014	eur	168,000.00	222,138.00	sunny industrial and technologies limited	1.32225
50357/12/222	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	eur	522,000.00	679,122.00	Yunnan Metallurgical Group, China	1.301
50357/12/241	BI-LATERAL	BG	WARRANTY	DNB NOR	12/6/2012	7/27/2014	eur	35,750.00	47,270.44	quzhou huayou cobalt new materials co. ltd.	1.32225

50357/12/244	BI-LATERAL	BG	WARRANTY	DNB NOR	12/19/2012	8/30/2014	eur	71,610.00	94,686.32	jiangxi copper company ltd	1.32225
50357/13/008	BI-LATERAL	BG	Performance	DNB NOR	1/24/2013	6/30/2015	eur	85,404.00	112,925.44	SILEKOL SPOLKA SP.Z.O.O	1.32225
50357/13/015	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	1/23/2013	9/20/2013	eur	320,000.00	423,120.00	shandong gold group co ltd	1.32225
50357/13/046	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	eur	348,000.00	452,748.00	Yunnan Metallurgical Group, China	1.301
50357/13/199	BI-LATERAL	BG	WARRANTY	DNB NOR	8/16/2013	9/14/2015	eur	124,266.18	164,310.96	aurubis ag	1.32225
nts950243	BI-LATERAL	BG	Performance	WELLS FARGO	4/21/2011	12/2/2013	INR	3,362,200.00	51,172.68	ongc	0.01522
NTS950201	BI-LATERAL	BG	Performance	WELLS FARGO	3/16/2011	9/1/2013	eur	5,414.10	7,158.79	SAIPEM SPA	1.32225
5427-30	BI-LATERAL	SBLC	CUSTOMS	COMERICA BANK	7/7/2011	6/16/2014	TTD	10,000.00	1,574.80	passport & immigration division	0.15748
NTS681422	BI-LATERAL	BG	WARRANTY	WELLS FARGO	5/16/2011	9/4/2014	eur	1,618,754.70	2,140,398.40	LUKOIL NEFTOCHIM BURGAS AD	1.32225
NTS681422	BI-LATERAL	BG	WARRANTY	WELLS FARGO	5/16/2011	8/30/2016	eur	-	-	LUKOIL NEFTOCHIM BURGAS AD	1.32225
NTS681422	BI-LATERAL	BG	WARRANTY	WELLS FARGO	5/16/2011	8/30/2016	eur	-	-	LUKOIL NEFTOCHIM BURGAS AD	1.32225
5908-30	BI-LATERAL	SBLC	Performance	COMERICA BANK	12/7/2012	8/28/2013	USD	1,060,364.70	1,060,364.70	refineria de cartagena s.a.a	1
5936-30	BI-LATERAL	BG	ADVANCE PAYMENT	COMERICA BANK	1/24/2013	2/28/2014	USD	-	-	CHINA PETROLEUM MATERIALS CORPORATION	1
5936-30	BI-LATERAL	BG	ADVANCE PAYMENT	COMERICA BANK	1/24/2013	1/31/2014	USD	11,789,862.15	11,789,862.15	CHINA PETROLEUM MATERIALS CORPORATION	1
5937-30	BI-LATERAL	BG	ADVANCE PAYMENT	COMERICA BANK	1/24/2013	4/15/2014	CNY	-	-	CHINA PETROLEUM MATERIALS CORPORATION	0.16339
5937-30	BI-LATERAL	BG	ADVANCE PAYMENT	COMERICA BANK	1/24/2013	1/31/2014	CNY	14,807,211.54	2,419,350.29	CHINA PETROLEUM MATERIALS CORPORATION	0.16339
5992-30	BI-LATERAL	BG	Performance	COMERICA BANK	5/3/2013	5/15/2014	CNY	4,160,500.00	679,784.10	CHINA HUANQIU CONTRACTING AND ENGINEERING CORPORATION	0.16339
5993-30	BI-LATERAL	BG	ADVANCE PAYMENT	COMERICA BANK	5/3/2013	5/15/2014	CNY	8,321,000.00	1,359,568.19	CHINA HUANQIU CONTRACTING AND ENGINEERING CORPORATION	0.16339
5997-30	BI-LATERAL	BG	Performance	COMERICA BANK	5/16/2013	5/15/2014	USD	990,000.00	990,000.00	china huanqiu contracting and engineering corporation	1
5998-30	BI-LATERAL	BG	ADVANCE PAYMENT	COMERICA BANK	5/16/2013	5/15/2014	USD	4,950,000.00	4,950,000.00	china huanqiu contracting and engineering corporation	1
60034/13/083	BI-LATERAL	BG	WARRANTY	DNB NOR	4/24/2013	9/30/2017	USD	938,984.10	938,984.10	technip far east sdn bkd	1
60333/12/148	BI-LATERAL	SBLC	WARRANTY	DNB NOR	8/29/2012	12/10/2014	USD	911,250.00	911,250.00	bis enerji elektrik uretim, a.s.	1
60334/13/067	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	4/5/2013	1/20/2014	USD	479,060.80	479,060.80	FLOWSERVE BV	1
60334/13/067	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	4/5/2013	1/20/2014	USD	239,530.40	239,530.40	FLOWSERVE BV	1
60334/13/067	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	4/5/2013	1/20/2014	USD	958,121.60	958,121.60	FLOWSERVE BV	1
60334/13/087	BI-LATERAL	BG	Performance	DNB NOR	4/30/2013	5/31/2015	USD	632,295.00	632,295.00	the government of bermuda	1
60334/13/087	BI-LATERAL	BG	Performance	DNB NOR	4/30/2013	5/31/2015	USD	-	-	the government of bermuda	1
60334/13/204	BI-LATERAL	BG	ADVANCE PAYMENT	DNB NOR	8/27/2013	5/29/2014	USD	895,260.00	895,260.00	daelim industrial company ltd	1
6071-30	BI-LATERAL	BG	ADVANCE PAYMENT	COMERICA BANK	8/16/2013	10/19/2014	USD	1,546,800.00	1,546,800.00	shenhua logistics group corporation limited	1

6072-30	BI-LATERAL	BG	ADVANCE PAYMENT	COMERICA BANK	8/16/2013	9/20/2014	USD	2,320,000.00	2,320,000.00	shenhua logistics group corporation limited	1
63668991	BI-LATERAL	BG	Performance	Citibank	8/21/2013	11/14/2014	USD	612,296.60	612,296.60	armada c7 pte ltd	1
660390-30	BI-LATERAL	COMMLC	IMPORT	COMERICA BANK	12/20/2012	9/21/2013	USD	680,000.00	680,000.00	brush transformers gulf llc	1
660390-30	BI-LATERAL	COMMLC	IMPORT	COMERICA BANK	12/20/2012	9/21/2013	USD	(595,000.00)	(595,000.00)	BRUSH TRANSFORMERS GULF LLC	1
70576/12/213	BI-LATERAL	BG	Performance	DNB NOR	11/1/2012	8/31/2016	NOK	-	-	AGILITY PROJECTS AS	0.16351
70576/12/213	BI-LATERAL	BG	Performance	DNB NOR	11/1/2012	12/31/2015	NOK	2,673,124.25	437,082.55	agility projects as	0.16351
7131	BI-LATERAL	BG	ADVANCE PAYMENT	SOVEREIGN/BANCO SANTANDER	12/14/2012	1/20/2014	eur	280,069.00	370,321.24	zeeland refinery n.v.	1.32225
7179	BI-LATERAL	BG	Performance	SOVEREIGN/BANCO SANTANDER	1/25/2013	2/25/2015	USD	11,161,839.00	11,161,839.00	CHINA PETROLEUM MATERIALS CORPORATION	1
7180	BI-LATERAL	BG	Performance	SOVEREIGN/BANCO SANTANDER	1/25/2013	5/25/2017	CNY	-	-	CHINA PETROLEUM MATERIALS CORPORATION	0.16339
7180	BI-LATERAL	BG	Performance	SOVEREIGN/BANCO SANTANDER	1/25/2013	2/25/2015	CNY	14,913,129.60	2,436,656.25	CHINA PETROLEUM MATERIALS CORPORATION	0.16339
IS0001519	BI-LATERAL	BG	Performance	WELLS FARGO	7/8/2011	11/30/2013	USD	517,412.50	517,412.50	Gse&c	1
7272	BI-LATERAL	BG	ADVANCE PAYMENT	SOVEREIGN/BANCO SANTANDER	5/9/2013	11/30/2013	USD	160,527.00	160,527.00	hyosung goodsprings co. ltd.	1
igt/0001/0025/13	BI-LATERAL	BG	Performance	SOVEREIGN/BANCO SANTANDER	8/5/2013	4/14/2014	USD	457,755.00	457,755.00	single buoy moorings inc.	1
7352	BI-LATERAL	SBLC	Performance	SOVEREIGN/BANCO SANTANDER	8/2/2013	5/8/2014	USD	640,000.00	640,000.00	orascom e & c usa inc	1
igt/0001/0023/13	BI-LATERAL	BG	ADVANCE PAYMENT	SOVEREIGN/BANCO SANTANDER	6/21/2013	10/30/2013	eur	318,400.00	421,004.40	sofinter spa, macchi division	1.32225
Warranty Bond PORTOENERGY (LC de JP MORGAN)	BI-LATERAL	BG	eur	3,069,000.00	3,992,769.00	1.301
002 AXASTSE BCOGUI	BI-LATERAL	BG	Performance	BBVA	7/11/2006	1/15/2007	eur	50,000.00	66,112.50	Aval Angel Diaz de la Serna Arrendamiento "Tierras Tiesas" Almonte (Huelva)	1.32225
003 Inbiogas CRAsturias COGERSA	BI-LATERAL	BG	Performance	ATRADIUS	1/1/2012	12/31/2012	eur	20,750.00	27,436.69	003 Inbiogas CRAsturias COGERSA	1.32225
tba89	BI-LATERAL	BG	Performance	BSCH	12/22/2000	12/31/2020	eur	38,894.05	51,427.66	FIT-020100-2000-248	1.32225
tba89	BI-LATERAL	BG	Performance	BSCH	12/22/2000	12/31/2020	eur	-	-	FIT-020100-2000-248	1.32225
tba88	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	-	-	FIT-120000-2004-6	1.32225
tba88	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	26,928.42	35,606.10	FIT-120000-2004-6	1.32225
tba87	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	-	-	FIT-120000-2004-6	1.32225
tba87	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	26,928.43	35,606.12	FIT-120000-2004-6	1.32225
tba86	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	-	-	FIT-120000-2004-6	1.32225
tba86	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	26,928.43	35,606.12	FIT-120000-2004-6	1.32225

tba76	BI-LATERAL	BG	Performance	Banco Pastor	10/10/2000	12/31/2020	eur	39,065.79	51,654.74	Avales (Almacenamiento Residuos G.Vasco)	1.32225
tba76	BI-LATERAL	BG	Performance	Banco Pastor	10/10/2000	12/31/2020	eur	-	-	Avales (Almacenamiento Residuos G.Vasco)	1.32225
tba75	BI-LATERAL	BG	Performance	Caixanova	7/23/2002	12/31/2020	eur	-	-	0045 3000102518 Consello As Somozas	1.32225
tba75	BI-LATERAL	BG	Performance	Caixanova	7/23/2002	12/31/2020	eur	7,000.00	9,255.75	0045 3000102518 Consello As Somozas	1.32225
tba74	BI-LATERAL	BG	Performance	Caixanova	11/16/2002	12/31/2020	eur	-	-	0800 3000000860 PROFIT Automoción 2002 exp.FIT-110200-2002-9	1.32225
tba74	BI-LATERAL	BG	Performance	Caixanova	11/16/2002	12/31/2020	eur	8,428.58	11,144.69	0800 3000000860 PROFIT Automoción 2002 exp.FIT-110200-2002-9	1.32225
tba68	BI-LATERAL	BG	Performance	Caixanova	10/3/2001	12/31/2020	eur	-	-	0045-3000102392 Consell. Medioambiente	1.32225
tba68	BI-LATERAL	BG	Performance	Caixanova	10/3/2001	12/31/2020	eur	508,991.74	673,014.33	0045-3000102392 Consell. Medioambiente	1.32225
tba52	BI-LATERAL	BG	Performance	Caixanova	12/20/2000	12/31/2020	eur	48,080.97	63,575.06	0045 300010200-6 Reindustrializacion 2000 exp.2000/0052	1.32225
tba52	BI-LATERAL	BG	Performance	Caixanova	12/20/2000	12/31/2020	eur	-	-	0045 300010200-6 Reindustrializacion 2000 exp.2000/0052	1.32225
tba51	BI-LATERAL	BG	Performance	Caixanova	12/20/2000	12/31/2020	eur	-	-	0045 300010199-5 Reindustrializacion 2000 exp.2000/0052	1.32225
tba51	BI-LATERAL	BG	Performance	Caixanova	12/20/2000	12/31/2020	eur	48,080.97	63,575.06	0045 300010199-5 Reindustrializacion 2000 exp.2000/0052	1.32225
tba50	BI-LATERAL	BG	Performance	Caixanova	12/20/2000	12/31/2020	eur	-	-	0045 300010198-8 Reindustrializacion 2000 exp.2000/0052	1.32225
tba50	BI-LATERAL	BG	Performance	Caixanova	12/20/2000	12/31/2020	eur	48,080.97	63,575.06	0045 300010198-8 Reindustrializacion 2000 exp.2000/0052	1.32225
tba49	BI-LATERAL	BG	Performance	Caixanova	12/20/2000	12/31/2020	eur	-	-	0045 300010197-1 Reindustrializacion 2000 exp.2000/0052	1.32225
tba49	BI-LATERAL	BG	Performance	Caixanova	12/20/2000	12/31/2020	eur	48,080.97	63,575.06	0045 300010197-1 Reindustrializacion 2000 exp.2000/0052	1.32225
tba43	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	-	-	0045 3000101135 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba43	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	49,173.72	65,019.95	0045 3000101135 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba42	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	-	-	0045 3000101128 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba42	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	49,173.72	65,019.95	0045 3000101128 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba41	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	-	-	0045 3000101111 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba41	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	49,173.72	65,019.95	0045 3000101111 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba40	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	49,173.72	65,019.95	0045 3000101104 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba40	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	-	-	0045 3000101104 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba39	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	-	-	0045 3000101096 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba39	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	49,173.72	65,019.95	0045 3000101096 Innov.Tec.Ind.Mediambiental 1999 exp.IMA42/1999	1.32225
tba37	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	-	-	0045 3000101065 Reindustrializacion 1999 exp.990089	1.32225
tba37	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	71,700.74	94,806.31	0045 3000101065 Reindustrializacion 1999 exp.990089	1.32225
tba36	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	71,700.74	94,806.31	0045 3000101058 Reindustrializacion 1999 exp.990089	1.32225

tba36	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	-	-	0045 3000101058 Reindustrializacion 1999 exp.990089	1.32225
tba35	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	-	-	0045 3000101041 Reindustrializacion 1999 exp.990089	1.32225
tba35	BI-LATERAL	BG	Performance	Caixanova	12/7/1999	12/31/2020	eur	71,700.74	94,806.31	0045 3000101041 Reindustrializacion 1999 exp.990089	1.32225
tba30	BI-LATERAL	BG	Performance	BSCH	6/24/2003	12/31/2020	eur	39,380.00	52,070.21	PROFIT	1.32225
tba29	BI-LATERAL	BG	Performance	BSCH	6/24/2003	12/31/2020	eur	39,380.00	52,070.21	PROFIT	1.32225
tba28	BI-LATERAL	BG	Performance	BSCH	6/24/2003	12/31/2020	eur	39,380.00	52,070.21	PROFIT	1.32225
tba27	BI-LATERAL	BG	Performance	BSCH	6/24/2003	12/31/2020	eur	39,380.00	52,070.21	PROFIT	1.32225
tba19	BI-LATERAL	BG	Performance	Banco Exterior	12/3/1997	12/31/2020	eur	3,005.06	3,973.44	Generalitat de Valencia	1.32225
tba157	BI-LATERAL	BG	Performance	DEUTSCHE BANK	9/13/2011	8/31/2012	eur	747,887.00	988,893.59	Aval Performance Gitalia Of.Solari Camporeale (CURBICI)	1.32225
tba157	BI-LATERAL	BG	Performance	DEUTSCHE BANK	9/13/2011	8/31/2012	eur	-	-	Aval Performance Gitalia Of.Solari Camporeale (CURBICI)	1.32225
tba156	BI-LATERAL	BG	Performance	DEUTSCHE BANK	9/13/2011	8/31/2012	eur	-	-	Aval Performance Gitalia Of.Solari Barone (LEO)	1.32225
tba156	BI-LATERAL	BG	Performance	DEUTSCHE BANK	9/13/2011	8/31/2012	eur	509,365.00	673,507.87	Aval Performance Gitalia Of.Solari Barone (LEO)	1.32225
10000906359	BI-LATERAL	BG	WARRANTY	BANCO DE SABADELL, S.A.	1/28/2013	9/30/2013	eur	13,850.00	18,313.16	endesa energia s.a.u.	1.32225
10000909251	BI-LATERAL	BG	ADVANCE PAYMENT	SABADELL	3/8/2013	5/30/2013	eur	56,301.90	74,445.19	MANUEL PIRES GUERREIRO LDA (MPG SHIYARD)	1.32225
10000910520	BI-LATERAL	BG	ADVANCE PAYMENT	SABADELL	3/25/2013	9/15/2013	eur	61,020.00	80,683.70	ITAJAI BIOGAS E ENERGIA S.A.	1.32225
10000911161	BI-LATERAL	BG	ADVANCE PAYMENT	SABADELL	4/9/2013	6/25/2013	eur	25,902.00	34,248.92	ute e.d.a.r. avila	1.32225
10000912902	BI-LATERAL	BG	ADVANCE PAYMENT	SABADELL	4/29/2013	9/15/2013	eur	101,700.00	134,472.83	itajai biogas e energia s.a.	1.32225
10000914906	BI-LATERAL	BG	ADVANCE PAYMENT	SABADELL	5/24/2013	7/30/2013	eur	406,800.00	537,891.30	itajai biogas e energia s.a.	1.32225
10000915985	BI-LATERAL	BG	ADVANCE PAYMENT	SABADELL	6/7/2013	8/20/2013	eur	250,200.00	330,826.95	e85 company limited	1.32225
100009404927	BI-LATERAL	BG	WARRANTY	BANCO DE SABADELL, S.A.	1/7/2013	9/30/2013	eur	13,590.00	17,969.38	endesa energia s.a.u.	1.32225
tba155	BI-LATERAL	BG	Performance	BANKIA	7/22/2011	7/30/2013	eur	-	-	Warranty Bond PIANO CORALLO x cta. de GItalia	1.32225
100410030064500	BI-LATERAL	BG	WARRANTY	BANCO ITAU BBA S/A	3/24/2010	9/24/2012	BRL	1,330,354.42	557,671.27	UNIÃO FEDERAL PROCURADORIA GERAL DA FAZENDA NACIONAL	0.41919
100410030064500	BI-LATERAL	BG	WARRANTY	BANCO ITAU BBA S/A	3/24/2010	9/24/2012	BRL	29,066.74	12,184.49	UNIÃO FEDERAL PROCURADORIA GERAL DA FAZENDA NACIONAL	0.41919
100410030064600	BI-LATERAL	BG	WARRANTY	BANCO ITAU BBA S/A	3/24/2010	9/24/2012	BRL	390,000.77	163,484.42	UNIÃO FEDERAL PROCURADORIA GERAL DA FAZENDA NACIONAL	0.41919
100410030064600	BI-LATERAL	BG	WARRANTY	BANCO ITAU BBA S/A	3/24/2010	9/24/2012	BRL	8,521.07	3,571.95	UNIÃO FEDERAL PROCURADORIA GERAL DA FAZENDA NACIONAL	0.41919
tba155	BI-LATERAL	BG	Performance	BANKIA	7/22/2011	7/30/2013	eur	1,593,900.00	2,107,534.28	Warranty Bond PIANO CORALLO x cta. de GItalia	1.32225
tba148	BI-LATERAL	BG	Performance	SABADELL	3/1/2008	12/31/2020	eur	-	-	Solred 10000474627	1.32225
tba148	BI-LATERAL	BG	Performance	SABADELL	3/1/2008	12/31/2020	eur	20,000.00	26,445.00	Solred 10000474627	1.32225
tba146	BI-LATERAL	BG	Performance	BSCH	6/5/2000	12/31/2020	eur	-	-	Ayto. Fuentepelayo	1.32225

tba146	BI-LATERAL	BG	Performance	BSCH	6/5/2000	12/31/2020	eur	12,621.25	16,688.45	Ayto. Fuentepelayo	1.32225
tba142	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	-	-	FIT-020500-2004-19	1.32225
tba142	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	61,834.29	81,760.39	FIT-020500-2004-19	1.32225
tba141	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	61,834.29	81,760.39	FIT-020500-2004-19	1.32225
tba141	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	-	-	FIT-020500-2004-19	1.32225
tba140	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	61,834.29	81,760.39	FIT-020500-2004-19	1.32225
tba140	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	-	-	FIT-020500-2004-19	1.32225
tba139	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	-	-	FIT-020500-2004-19	1.32225
tba139	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	61,834.29	81,760.39	FIT-020500-2004-19	1.32225
tba138	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	-	-	FIT-020500-2004-19	1.32225
tba138	BI-LATERAL	BG	Performance	Caja Vital	9/29/2004	12/31/2020	eur	61,834.29	81,760.39	FIT-020500-2004-19	1.32225
tba137	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	43,103.00	56,992.94	FIT-020200-2003-14	1.32225
tba137	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-14	1.32225
tba136	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-14	1.32225
tba136	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	43,103.00	56,992.94	FIT-020200-2003-14	1.32225
tba135	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-14	1.32225
tba135	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	43,103.00	56,992.94	FIT-020200-2003-14	1.32225
tba134	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-14	1.32225
tba134	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	43,103.00	56,992.94	FIT-020200-2003-14	1.32225
tba133	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	43,103.00	56,992.94	FIT-020200-2003-14	1.32225
tba133	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-14	1.32225
tba132	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-110200-2003-1	1.32225
tba132	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	24,407.14	32,272.34	FIT-110200-2003-1	1.32225
tba131	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-110200-2003-1	1.32225
tba131	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	24,407.14	32,272.34	FIT-110200-2003-1	1.32225
tba130	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-110200-2003-1	1.32225
tba130	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	24,407.14	32,272.34	FIT-110200-2003-1	1.32225
tba129	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	24,407.14	32,272.34	FIT-110200-2003-1	1.32225
tba129	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-110200-2003-1	1.32225

tba128	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-110200-2003-1	1.32225
tba128	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	24,407.14	32,272.34	FIT-110200-2003-1	1.32225
tba127	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-23	1.32225
tba127	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	20,714.29	27,389.47	FIT-020200-2003-23	1.32225
tba126	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-23	1.32225
tba126	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	20,714.29	27,389.47	FIT-020200-2003-23	1.32225
tba125	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-23	1.32225
tba125	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	20,714.29	27,389.47	FIT-020200-2003-23	1.32225
tba124	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-23	1.32225
tba124	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	20,714.29	27,389.47	FIT-020200-2003-23	1.32225
tba123	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-020200-2003-23	1.32225
tba123	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	20,714.29	27,389.47	FIT-020200-2003-23	1.32225
tba122	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-21	1.32225
tba122	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	33,616.07	44,448.85	FIT-120100-2003-21	1.32225
tba121	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	33,616.07	44,448.85	FIT-120100-2003-21	1.32225
tba121	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-21	1.32225
tba120	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-21	1.32225
tba120	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	33,616.07	44,448.85	FIT-120100-2003-21	1.32225
tba119	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	33,616.07	44,448.85	FIT-120100-2003-21	1.32225
tba119	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-21	1.32225
tba118	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	33,616.07	44,448.85	FIT-120100-2003-21	1.32225
tba118	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-21	1.32225
tba117	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	27,218.57	35,989.75	FIT-120100-2003-22	1.32225
tba117	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-22	1.32225
23.21630879	BI-LATERAL	BG	Performance	KUTXA	5/25/2012	8/31/2013	eur	23,572.50	31,168.74	ute sureste g.c.	1.32225
23.21630879	BI-LATERAL	BG	Performance	KUTXA	5/25/2012	8/31/2013	eur	-	-	ute sureste g.c.	1.32225
tba116	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-22	1.32225
tba116	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	27,218.57	35,989.75	FIT-120100-2003-22	1.32225
tba115	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-22	1.32225

tba115	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	27,218.57	35,989.75	FIT-120100-2003-22	1.32225
tba114	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-22	1.32225
tba114	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	27,218.57	35,989.75	FIT-120100-2003-22	1.32225
tba113	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	27,218.57	35,989.75	FIT-120100-2003-22	1.32225
tba113	BI-LATERAL	BG	Performance	Caja Vital	8/4/2003	12/31/2020	eur	-	-	FIT-120100-2003-22	1.32225
Solred 10000560372	BI-LATERAL	BG	eur	30,000.00	39,030.00	1.301
460011459780	BI-LATERAL	BG	WARRANTY	UNICREDIT SPA	12/1/2012	12/31/2013	eur	5,425.50	7,173.87	TBA	1.32225
460011473457	BI-LATERAL	BG	Performance	UNICREDIT SPA	12/21/2012	6/30/2014	eur	35,600.00	47,072.10	cosat s.c.r.l.	1.32225
460011473457	BI-LATERAL	BG	Performance	UNICREDIT SPA	12/21/2012	6/30/2014	eur	-	-	cosat s.c.r.l.	1.32225
460011473460	BI-LATERAL	BG	WARRANTY	UNICREDIT SPA	12/21/2012	5/31/2015	eur	17,800.00	23,536.05	cosat	1.32225
460011473460	BI-LATERAL	BG	WARRANTY	UNICREDIT SPA	12/21/2012	5/31/2015	eur	-	-	cosat	1.32225
Santander - Debt replacement (Zero Loans)	BI-LATERAL	BG	eur	247,337.13	321,785.61	1.301
Santander - Debt replacement (Zero Loans)	BI-LATERAL	BG	eur	149,059.07	193,925.85	1.301
Santander - Debt replacement (Zero Loans)	BI-LATERAL	BG	eur	80,785.29	105,101.66	1.301
Santander - Debt replacement (Zero Loans)	BI-LATERAL	BG	eur	78,274.05	101,834.54	1.301
PROFIT	BI-LATERAL	BG	eur	42,042.00	54,696.64	1.301
Popular - Debt replacement (Zero Loans)	BI-LATERAL	BG	eur	243,481.25	316,769.11	1.301
6252340100138941	BI-LATERAL	BG	ADVANCE PAYMENT	BBVA	2/10/2012	8/24/2012	eur	-	-	ecrn	1.32225
6252340100138941	BI-LATERAL	BG	ADVANCE PAYMENT	BBVA	2/10/2012	8/24/2012	eur	22,000.00	29,089.50	ecrn	1.32225
MªConcepción Jiménez Arrendamiento "Olivar" Montilla (Córdoba)	BI-LATERAL	BG	eur	74,200.00	96,534.20	1.301

Mª de los Angeles Quintela Arrendamiento "La Niña" Montilla (Córdoba)	BI-LATERAL	BG	eur	100,000.00	130,100.00	1.301
Kutxabank - Zero Loans guarantee replacement	BI-LATERAL	BG	eur	247,337.13	321,785.61	1.301
Kutxabank - Zero Loans guarantee replacement	BI-LATERAL	BG	eur	80,785.29	105,101.66	1.301
Kutxabank - releasing funds GI+D C.Vital	BI-LATERAL	BG	eur	149,059.07	193,925.85	1.301
ITAJAI BIOGAS E ENERGIA SA / BRASIL	BI-LATERAL	BG	eur	162,720.00	211,698.72	1.301
ITAJAI BIOGAS E ENERGIA SA / BRASIL	BI-LATERAL	BG	eur	20,340.00	26,462.34	1.301
ISOLUX INGENIERIA S.A.	BI-LATERAL	BG	eur	47,197.80	61,404.34	1.301
I.R.C.SRL2	BI-LATERAL	BG	WARRANTY	UNICREDIT SPA	5/23/2012	9/30/2016	eur	17,000.00	22,478.25	TBA	1.32225
I.R.C.SRL	BI-LATERAL	BG	WARRANTY	UNICREDIT SPA	5/23/2012	9/30/2016	eur	34,000.00	44,956.50	TBA	1.32225
FIT-140100-2001-131	BI-LATERAL	BG	eur	15,454.60	20,106.43	1.301
FIT-120104-2002-7	BI-LATERAL	BG	eur	43,071.43	56,035.93	1.301
FIT-120104-2002-7	BI-LATERAL	BG	eur	43,071.43	56,035.93	1.301
FIT-120104-2001-8	BI-LATERAL	BG	eur	34,343.55	44,680.96	1.301
FIT-120104-2001-8	BI-LATERAL	BG	eur	1,242.09	1,615.96	1.301
FIT-120104-2001-10	BI-LATERAL	BG	eur	25,757.66	33,510.72	1.301
FIT-020100-2001-161 anualidad 2002	BI-LATERAL	BG	eur	12,878.84	16,755.37	1.301
FIT-020100-2001-161	BI-LATERAL	BG	eur	12,878.84	16,755.37	1.301
896bgc1101744	BI-LATERAL	BG	WARRANTY	DEUTSCHE BANK	12/6/2011	12/6/2014	eur	6,660.00	8,806.19	enel distribuzione	1.32225
896bgc1101744	BI-LATERAL	BG	WARRANTY	DEUTSCHE BANK	12/6/2011	12/6/2014	eur	-	-	enel distribuzione	1.32225
896bgc1101745	BI-LATERAL	BG	WARRANTY	DEUTSCHE BANK	12/6/2011	12/6/2014	eur	-	-	enel distribuzione	1.32225
896bgc1101745	BI-LATERAL	BG	WARRANTY	DEUTSCHE BANK	12/6/2011	12/6/2014	eur	3,772.00	4,987.53	enel distribuzione	1.32225
EURO POWER TECHNOLOGY	BI-LATERAL	BG	eur	9,975.00	12,977.48	1.301

CO.SAT.S.C.R.L.3	BI-LATERAL	BG	WARRANTY	UNICREDIT SPA	5/23/2012	9/30/2016	eur	17,800.00	23,536.05	TBA	1.32225
CO.SAT.S.C.R.L.2	BI-LATERAL	BG	WARRANTY	UNICREDIT SPA	5/23/2012	9/30/2016	eur	35,600.00	47,072.10	TBA	1.32225
CO.SAT.S.C.R.L.	BI-LATERAL	BG	WARRANTY	UNICREDIT SPA	5/23/2012	9/30/2016	eur	40,000.00	52,890.00	TBA	1.32225
Aval Performance por cta. De Of.Sol.Kaggio ENEL	BI-LATERAL	BG	eur	6,660.00	8,664.66	1.301
Aval Performance por cta. De Of.Sol.Kaggio ENEL	BI-LATERAL	BG	eur	3,772.00	4,907.37	1.301
Alquiler Oficina MAPFRE	BI-LATERAL	BG	eur	42,552.00	55,360.15	1.301
Agencia Tributaria IS 2001-2002 Liquidacion Recurrida en via economico-administrativa	BI-LATERAL	BG	eur	971,764.93	1,264,266.17	1.301
50072/13/076	BI-LATERAL	BG	-
50357/12/222	BI-LATERAL	BG	-
50357/13/046	BI-LATERAL	BG	-

Schedule 6.02(a)

Liens

None.

Schedule 6.04

Investments

Part I

Subsidiaries

Equity Interests of Subsidiaries listed on Schedule 3.07(g)

Minority Interests

Name	Jurisdiction/ Structure	Authorized Equity	Equity Holders	Equity Held
Service Center	Uzbekistan/ Corporation	100 shares	Dresser-Rand B.V. Uzneftegazmas	49 shares (49%) 51 shares (51%)
Dresser-Rand & Enserv Services Sdn. Bhd.	Malaysia/ Corporation	4,000 shares	Dresser-Rand Holding (Delaware) LLC Enserv Sdn. Bhd.	1,960 shares (49%) 2,040 shares (51%)
Dresser Rand Field Operations Middle East LLC	Abu Dhabi/LLC	Membership Interests	International Development Co. Dresser-Rand Holding (Delaware) LLC	Membership Interest - 51% Membership Interest - 49%
Echogen Power Systems, LLC	Ohio/LLC	Membership Interests	Dresser-Rand Company	Membership Interest – 35.5%
Ramgen Power Systems, LLC	Washington/LLC	Membership Interests	Dresser-Rand Company	Membership Interest – 41.5%
Bethel Holdco, LLC	Texas/LLC	Membership Interests	Dresser-Rand Company	Membership Interest – 11.1%

Intercompany Investments

Investments as detailed in the Schedule of Intercompany Loans.

Part II

Other Intercompany Investments

Guarantees of the obligations of Subsidiaries (other than Domestic Loan Parties) including, without limitation, any Letters of Credit issued to support such obligations and any extensions, renewals or replacements thereof.

Schedule 6.07

Transactions with Affiliates

Partnership Agreements

1.	Agreement between Dresser-Rand Holding (Delaware) LLC. and Enserv Services Sdn. Bhd., as regards Dresser-Rand & Enserv Services Sdn. Bhd., Malaysia registered September 1, 1994.
2.	Agreement between Dresser-Rand B.V. and Uzneftegazmash as regards Uzbekistan Service Center joint venture entered into August 7, 2000.

EXHIBIT A

[FORM OF]
ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert names of Assignees] (the “Assignees”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Letters of Credit and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

Assignor:

Assignee[s]:
[and is an Affiliate/Approved Fund of [Identify Lender]]

Domestic Borrower:Dresser-Rand Group Inc.

Foreign Borrower: Grupo Guascor, S.L.

Administrative Agent:  JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement

Credit Agreement:  The Amended and Restated Credit Agreement dated as of September 30, 2013, among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.

Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans*
[___]			%

Effective Date:  _____________, __, 201_.  [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:

Name:

Title:

Consented to and accepted:

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT

By:___________________________________
Name:

Title:

[Consented to:]

[Swingline Lenders]

By:___________________________________

Name:
Title:

[Consented to:]

DRESSER-RAND GROUP INC.

By:___________________________________
Name:

Title:

[Consented to:]

[Foreign Borrower]

By:___________________________________
Name:

Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE

1.Representations and Warranties.

1.1Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of the other Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of the other Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.    Assignee.  [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Foreign Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each] Assignee and (vi) if it has a Revolving Facility Commitment, it has the capacity to make Revolving Facility Loans in Dollars; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.    Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.  General Provisions.  This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This

Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.  This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B

FORM OF ADMINISTRATIVE QUESTIONNAIRE

[Provided under separate cover]

EXHIBIT C-1

[FORM OF]
BORROWING REQUEST

JPMorgan Chase Bank, N.A.,
as Administrative Agent
for the Lenders referred to below
10 South Dearborn, 7th Floor,
Chicago, IL, 60603

Attention:  Sherese Cork
Telecopy:  (888) 303.9732

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of September 30, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.  Terms defined in the Credit Agreement are used herein with the same meanings.  This notice constitutes a Borrowing Request and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:

(A)Facility of Borrowing (Revolving Facility or Euro Revolving Facility):  ____________

(B)Aggregate Amount of Borrowing (expressed in Dollars or Euros):  ____________

(C)Date of Borrowing (which shall be a Business Day):  ____________

(D)If Dollar-Denominated, Type of Borrowing (ABR or Eurocurrency):  ____________

(E)If Eurocurrency Borrowing, the requested currency: ___________

(F)Interest Period (if a Eurocurrency Borrowing):  ____________

(G)Location and number of Borrower's account or any other account agreed upon by the Administrative Agent and the Borrower to which proceeds of Borrowing are to be disbursed:  ____________

The Borrower named below hereby represents and warrants that the conditions specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement are satisfied.

Very truly yours,

[NAME OF BORROWER]

as Borrower

By:

Name:

Title:

EXHIBIT C-2

[FORM OF]
SWINGLINE BORROWING REQUEST

JPMorgan Chase Bank, N.A.,
as Administrative Agent
for the Lenders referred to below
10 South Dearborn, 7th Floor,
Chicago, IL, 60603

Attention:  Sherese Cork
Telecopy:  (888) 303.9732

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of Septmber 30, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.  Terms defined in the Credit Agreement are used herein with the same meanings.  This notice constitutes a Swingline Borrowing Request and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:

Type of Borrowing (ABR or Eurocurrency):  _____________________

Aggregate Amount of Borrowing (expressed in Dollars):  _________________

Date of Borrowing (which shall be a Business Day):  _________________

If Eurocurrency Borrowing, the requested currency: _____________

Term of Borrowing: _______________

Location and number of Borrower's account or any other account agreed upon by the Administrative Agent and the Borrower to which proceeds of Borrowing are to be disbursed:  ______________________

The Borrower named below hereby represents and warrants that the conditions specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement are satisfied.

Very truly yours,

[NAME OF BORROWER],                                                  as Borrower

By:

Name:

Title:

EXHIBIT D

FORM OF MORTGAGE

[Provided under separate cover]

This Instrument was prepared by,

and when recorded should be returned to:

Vinson & Elkins L.L.P.

1001 Fannin Street, Suite 2500

Houston, Texas 77002

Attn:  Bradley J. Parkman

AMENDMENT TO AND RATIFICATION OF [CORRECTED] MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING

This Amendment to and Ratification of [Corrected] Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (this “Amendment”) is entered into effective as of the [__] day of September, 2013, between Dresser-Rand Company, a New York general partnership (“Mortgagor”), and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity and its successors and assigns in such capacity, “Mortgagee”), for the benefit of Mortgagee in such capacity and for the ratable benefit of the Secured Parties.  Capitalized terms used herein but not defined shall have the meaning assigned to them in the Credit Agreement (hereinafter defined).

W I T N E S S E T H:

WHEREAS, Dresser-Rand Group Inc., a Delaware corporation (“Borrower”), Mortgagee and certain financial institutions as lenders thereunder (“Lenders”) previously entered into that certain Credit Agreement, dated as of March 15, 2011 (as amended prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Lenders have made Loans to and extended credit on behalf of Borrower; and

WHEREAS, as security for the obligations and indebtedness of Borrower under the Credit Agreement, Mortgagor executed and delivered to Mortgagee that certain [Corrected] Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing described in Schedule 1 hereto (the  “Existing Mortgage”) covering the Mortgaged Property (as used herein, “Mortgaged Property” shall have the meaning given to such term in the Existing Mortgage); and

WHEREAS, contemporaneously with the execution and delivery hereof, the Existing Credit Agreement will be amended and restated pursuant to an Amended and Restated Credit Agreement dated as of the date hereof by and among Borrower, Mortgagee,  and the Lenders party thereto (the “New Credit Agreement”), pursuant to which, among other things, the Revolving Facility Commitments will be increased; and

WHEREAS, in furtherance of the foregoing, Mortgagor and Mortgagee desire to execute this Amendment to (a) evidence and reflect the amendment of the Existing Credit Agreement pursuant to the New Credit Agreement (the Existing Credit Agreement, as amended and restated

by the New Credit Agreement and as may be further amended, supplemented, amended and restated, extended or otherwise modified from time to time, the “Credit Agreement”), (b) ratify Mortgagor’s obligations under the Existing Mortgage and (c) secure the Obligations under and as defined in the Existing Mortgage.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ACKNOWLEDGMENT OF CONTINUING SECURITY INTEREST AND LIENS

Section 1.01

Continuing Security Interest.  Mortgagor hereby acknowledges and agrees that the liens, security interests and assignments securing the payment and performance of the Indebtedness under, and as defined in, the Existing Credit Agreement shall not be released, but shall be carried forward, renewed and extended to secure the Indebtedness under and as defined in the Credit Agreement, it being understood and agreed that the New Credit Agreement, this Amendment, and such other documents or instruments executed in connection with the amendments to the Existing Credit Agreement effect an extension and amendment of the Indebtedness and liabilities of Mortgagor under such instruments.

Section 1.02

Renewal of Liens.  All of the respective liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Existing Mortgage are hereby renewed, extended, carried forward and conveyed as security for the Secured Obligations; and, with respect to the Existing Mortgage, Mortgagor does hereby MORTGAGE, GRANT, BARGAIN, ASSIGN, SELL, CONVEY, and CONFIRM to the Trustee, for the use and benefit of the Mortgagee and the other Secured Parties, all the Mortgaged Property, TO HAVE AND TO HOLD unto the Trustee forever to secure the Secured Obligations (as defined in the Existing Mortgage).

AMENDMENT TO MORTGAGE

Section 2.01Amendment to Existing Mortgage.

(a)The first paragraph of the cover of the Existing Mortgage is hereby amended and restated in its entirety to read as follows:

 THE MAXIMUM PRINCIPAL INDEBTEDNESS WHICH IS SECURED BY OR WHICH BY ANY CONTINGENCY MAY BE SECURED BY THIS MORTGAGE IS $[__________].

(b)The second paragraph of the Existing Mortgage is hereby amended and restated in its entirety to read as follows:

ANY PROVISION HEREIN TO THE CONTRARY NOTWITHSTANDING, THE MAXIMUM PRINCIPAL INDEBTEDNESS

2

WHICH IS SECURED BY OR WHICH BY ANY CONTINGENCY MAY BE SECURED BY THIS MORTGAGE IS $[__________] (THE “SECURED AMOUNT”).

(c)The definition of “Secured Parties” set forth in Section 1.1(g) of the Existing Mortgage is hereby amended and restated in its entirety to read as follows:

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) each Issuing Bank, (e) each counterparty to any Swap Agreement entered into with a Loan Party the obligations under which constitute Guaranteed Obligations, (f) each Treasury Management Counterparty, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the successors and permitted assigns of each of the foregoing.

MISCELLANEOUS
Section 3.01

No Waiver.  Nothing contained in this Amendment shall be construed as a waiver by Mortgagee of any covenant or provision of the Existing Mortgage, the other Loan Documents, or of any other contract or instrument between Mortgagor and Mortgagee, and the failure of Mortgagee at any time or times hereafter to require strict performance by the Mortgagor of any provision thereof shall not waive, affect or diminish any right of Mortgagee to thereafter demand strict compliance therewith. Mortgagee hereby reserves all rights granted under the Existing Mortgage, the other Loan Documents, this Amendment and any other contract or instrument between the Mortgagor and Mortgagee.

Section 3.02

Ratification.  Except as amended hereby, the Existing Mortgage shall remain unchanged and in full force and effect, and Mortgagor hereby RATIFIES, CONFIRMS and ADOPTS the Existing Mortgage and all of its terms and provisions, as amended hereby.  The Existing Mortgage, as amended hereby, shall inure to the benefit of Mortgagee and its permitted successors and assigns and shall be binding upon Mortgagor and its respective successors and assigns.

Section 3.03	Counterparts. This Amendment is being executed in multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which are identical.
Section 3.04	Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 3.05

ENTIRE AGREEMENT.  THE EXISTING MORTGAGE, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

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Section 3.06

Governing Law.  This Amendment shall be construed under and governed by the laws of the State of New York; provided, however, that, with respect to any portion of the Mortgaged Property located outside of the State of New York, the laws of the place in which such property is located, or offshore area adjacent to such property (and State law made applicable as a matter of Federal law), shall apply to the extent of procedural and substantive matters relating only to the creation, perfection, foreclosure of Liens and enforcement of rights and remedies against the Mortgaged Property.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

MORTGAGOR:

DRESSER-RAND COMPANY,

a New York general partnership

By:_____________________________________________

Name:_____________________________________________

Title:_____________________________________________

State of ________ _____________

County of  __________________

On the ____ day of ________ in the year ____ before me, the undersigned personally appeared __________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

_____________________________

Signature and Office of individual

taking acknowledgment

IN WITNESS WHEREOF, Mortgagee has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

MORTGAGEE:

JPMORGAN CHASE BANK, N.A.

By:_____________________________________________

Name:_____________________________________________

Title:_____________________________________________

State of ________ _____________

County of  __________________

On the ____ day of ________ in the year ____ before me, the undersigned personally appeared __________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

_____________________________

Signature and Office of individual

taking acknowledgment

SCHEDULE I

Existing Mortgage

1.Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of November 9, 2011, by Dresser-Rand Company, as Mortgagor, to JPMorgan Chase Bank, N.A., as Agent, for the benefit of the secured parties, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Allegany County, NY	2012-52715	1/20/12
Cattaraugus County, NY	171232-001	1/20/12
Steuben County, NY	Bk: 3474 Pg: 215	1/19/12

[2.Corrected Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of November 9, 2011, by Dresser-Rand Company, as Mortgagor, to JPMorgan Chase Bank, N.A., as Agent, for the benefit of the secured parties, filed as follows:]

JURISDICTION	FILING INFORMATION	FILE DATE
Cattaraugus County, NY	175343-001	4/09/12

EXHIBIT E-1

FORM OF DOMESTIC GUARANTEE AND COLLATERAL AGREEMENT

[Provided under separate cover]

Execution Version

[FORM OF]

AMENDED AND RESTATED

DOMESTIC GUARANTEE AND COLLATERAL AGREEMENT

dated and effective as of

September 30, 2013,

among

DRESSER-RAND GROUP INC.,
as Domestic Borrower,

each Domestic Subsidiary Loan Party
identified herein,

and

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

SECTION 1.01.  Credit Agreement...............................................................................................................................................................1

SECTION 1.02.  Other Defined Terms.........................................................................................................................................................1

ARTICLE II

GUARANTEE

SECTION 2.01.  Guarantee.............................................................................................................................................................................1

SECTION 2.02.  Guarantee of Payment.......................................................................................................................................................1

SECTION 2.03.  No Limitations, etc.............................................................................................................................................................1

SECTION 2.04.  Information...........................................................................................................................................................................1

SECTION 2.05.  Maximum Liability...............................................................................................................................................................1

SECTION 2.06.  Payments Free and Clear of Taxes, Etc.........................................................................................................................1

ARTICLE III

PLEDGE OF SECURITIES

SECTION 3.01.  Pledge...................................................................................................................................................................................1

SECTION 3.02.  Delivery of the Pledged Collateral...................................................................................................................................1

SECTION 3.03.  Representations, Warranties and Covenants.................................................................................................................1

SECTION 3.04.  Certification of Limited Liability Company and Limited Partnership Interests.......................................................1

ARTICLE IV

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 4.01.  Security Interest...................................................................................................................................................................1

SECTION 4.02.  Representations and Warranties.......................................................................................................................................1

SECTION 4.03.  Covenants.............................................................................................................................................................................1

SECTION 4.04.  Other Actions.......................................................................................................................................................................1

SECTION 4.05.  Covenants Regarding Patent, Trademark and Copyright Collateral.........................................................................1

ARTICLE V

REMEDIES

SECTION 5.01.  Remedies Upon Default.....................................................................................................................................................1

SECTION 5.02.  Application of Proceeds...................................................................................................................................................1

SECTION 5.03.  Grant of License To Use Intellectual Property.............................................................................................................1

SECTION 5.04.  Securities Act, etc...............................................................................................................................................................1

SECTION 5.05.  Registration, etc...................................................................................................................................................................1

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ARTICLE VI

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 6.01.  Indemnity and Subrogation...............................................................................................................................................1

SECTION 6.02.  Contribution and Subrogation...........................................................................................................................................1

SECTION 6.03.  Subordination.......................................................................................................................................................................1

ARTICLE VII

MISCELLANEOUS

SECTION 7.01.  Notices.................................................................................................................................................................................1

SECTION 7.02.  Security Interest Absolute.................................................................................................................................................1

SECTION 7.03.  Binding Effect; Several Agreement.................................................................................................................................1

SECTION 7.04.  Successors and Assigns.....................................................................................................................................................1

SECTION 7.05.  Collateral Agent’s Fees and Expenses; Indemnification.............................................................................................1

SECTION 7.06.  Collateral Agent Appointed Attorney-in-Fact...............................................................................................................1

SECTION 7.07.  GOVERNING LAW.........................................................................................................................................................1

SECTION 7.08.  Waivers; Amendment.........................................................................................................................................................1

SECTION 7.09.  WAIVER OF JURY TRIAL...........................................................................................................................................1

SECTION 7.10.  Severability...........................................................................................................................................................................1

SECTION 7.11.  Counterparts.........................................................................................................................................................................1

SECTION 7.12.  Headings...............................................................................................................................................................................1

SECTION 7.13.  Jurisdiction; Consent to Service of Process...................................................................................................................1

SECTION 7.14.  Termination or Release.......................................................................................................................................................1

SECTION 7.15.  Additional Subsidiaries.......................................................................................................................................................1

SECTION 7.16.  Right of Set-off...................................................................................................................................................................1

SECTION 7.17.  Credit Agreement...............................................................................................................................................................1

Schedules

Schedule IDomestic Subsidiary Loan parties

Schedule IIPledged Stock; Pledged Debt Securities

Schedule IIIIntellectual Property

Schedule IVLimited Liability Company Interests

Schedule VCommercial Tort Claims

Schedule VIPartnership Interests

Exhibits

Exhibit IForm of Supplement to the Domestic Guarantee and Collateral Agreement

Exhibit IIForm of Perfection Certificate

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AMENDED AND RESTATED DOMESTIC GUARANTEE AND COLLATERAL AGREEMENT dated and effective as of September 30, 2013 (this “Agreement”), among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), each Domestic Subsidiary Loan Party listed on the signature page and any other entity that becomes a party pursuant to Section 7.15 (each, a “Domestic Subsidiary Loan Party”) and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).

Reference is made to the Amended and Restated Credit Agreement dated as of September 30, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Domestic Borrower, the Foreign Borrowers party thereto from time to time, the lenders party thereto from time to time (the “Lenders”), JPMorgan, as Administrative Agent and as Collateral Agent for the Lenders, and the other agents party thereto.

The Lenders have agreed to extend credit to the Domestic Borrower subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  The Domestic Subsidiary Loan Parties are Affiliates of the Domestic Borrower, will derive substantial benefits from the extension of credit to the Domestic Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Credit Agreement.  Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement.  All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein.  The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(a) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Guarantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

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“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Control Agreement” means a securities account control agreement or commodity account control agreement, as applicable, in form and substance reasonably satisfactory to the Collateral Agent.

“Copyrights” means all of the following now owned or hereafter acquired by any Guarantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Domestic Subsidiary Loan Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all chosen in action and causes of action and all other intangible personal property of any Guarantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Guarantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Guarantor to secure payment by an Account Debtor of any of the Accounts.

“Guaranteed Obligations” means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations (other than Excluded Swap Obligations) of each Loan Party under each Swap Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether

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allowed or allowable in such proceeding) that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into and (c) the due and punctual payment and performance of all obligations of each Loan Party under each Treasury Management Agreement or any other cash management or depository agreement provided by the Administrative Agent, the Collateral Agent, any Lender or any other Treasury Management Counterparty.

“Guarantors” means the Domestic Borrower and each Domestic Subsidiary Loan Party.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Guarantor, including inventions, designs, Patents, Copyrights, Trademarks, IP Agreements, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

 “IP Agreements” means all agreements granting to or receiving from a third party any rights to Intellectual Property to which any Guarantor, now or hereafter, is a party.

“Loan Document Obligations” means the "Obligations" as such term is defined in the Credit Agreement.

“Material Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patents” means all of the following now owned or hereafter acquired by any Guarantor: (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the Domestic Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

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“Pledgor” shall mean each Guarantor.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) each Issuing Bank, (e) each counterparty to any Swap Agreement entered into with a Loan Party the obligations under which constitute Guaranteed Obligations, (f) each Treasury Management Counterparty, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the successors and permitted assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Trademarks” means all of the following now owned or hereafter acquired by any Guarantor: (a) all trademarks, service marks, corporate names, company names, business names, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law) and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II

GUARANTEE

Section 2.01 Guarantee.  Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations.  Each Guarantor further agrees that the Guaranteed Obligations may be extended, modified, substituted, amended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.  Each Guarantor unconditionally and irrevocably waives notice of

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nonperformance, acceleration, presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02 Guarantee of Payment.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other person.

Section 2.03 No Limitations, etc.  Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 7.14, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(i) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any Collateral or any other collateral securing the Guaranteed Obligations;
(iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations);

(vi) any law or regulation of any jurisdiction or any other event affecting any term of a Guaranteed Obligation;
(vii) any illegality, lack of validity or enforceability of any Guaranteed Obligation;

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(viii) any change in the corporate existence, structure or ownership of any Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or its assets or any resulting release or discharge of any Guaranteed Obligation;

(ix) the existence of any claim, set-off or other rights that the Guarantor may have at any time against any Borrower, the Collateral Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation.  Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against any Borrower, or other Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

Section 2.04 Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 2.05 Maximum Liability.  Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor (other than the Domestic Borrower) hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 6.02).

Section 2.06 Payments Free and Clear of Taxes, Etc.  Any and all payments made by any Guarantor under or in respect of this Agreement or any other Loan Document shall be made, in accordance with Section 2.18 of the Credit Agreement.

Section 2.07 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until this Agreement has been terminated in accordance with its terms.   Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support,

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or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III

PLEDGE OF SECURITIES

Section 3.01 Pledge.  As security for the payment or performance, as the case may be, in full of the Guaranteed Obligations, each Pledgor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under the Equity Interests of any Material Subsidiary directly owned by it as of the Closing Date and any other Equity Interests of any Material Subsidiary directly owned in the future by such Pledgor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (i) any Equity Interests of any Material Subsidiary that may be pledged pursuant to any foreign pledge agreement under the terms of the Credit Agreement, (ii) any Equity Interests of any Material Subsidiary listed on Schedule VI hereto, as such schedule may be updated from time to time, (iii) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or any Domestic Subsidiary substantially all of whose assets consist of the Equity Interests in “controlled foreign companies” under Section 957 of the Code, (iv) any Equity Interests of any Subsidiary to the extent that, as of the Closing Date and for so long as, a pledge of such Equity Interests would violate a contractual obligation binding on the issuer or holder of such Equity Interests, (v) any Equity Interests of any Subsidiary acquired after the Closing Date in accordance with the Credit Agreement if, and to the extent that, and for so long as (A) pledging such Equity Interests would violate applicable law or a contractual obligation binding on the issuer or holder of such Equity Interests and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Subsidiary, provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary, and, (vi) Equity Interests in any Foreign Subsidiary if the Domestic Borrower demonstrates to the Collateral Agent and the Collateral Agent determines (in its reasonable discretion) that the cost of pledging the Equity Interests in such Foreign Subsidiary exceeds the value of the security offered thereby; provided that, upon the reasonable request of the Collateral Agent, Domestic Borrower shall, and shall cause any applicable Subsidiary to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (iv) and (v) above, other than those set forth in a joint venture agreement to which any Subsidiary is a party; provided further, that Pledged Stock shall include the interests listed on Schedule II;  (i) the debt securities for borrowed money having an aggregate principal amount in excess of $10,000,000 (other than (i) intercompany liabilities, (ii) any such debt securities that may be pledged pursuant to any foreign pledge agreement under the terms of the Credit Agreement, and (iii) any debt securities listed on Annex A to the Credit Agreement (other than those debt securities listed on Schedule II hereto)) (“Material Pledged Debt Securities”) held by such Pledgor as of the Closing Date, (ii) any Material Pledged Debt Securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such Material Pledged Debt Securities (the “Pledged Debt Securities”); provided, that the Pledged Debt Securities shall include the debt securities listed on

9

Schedule II;   subject to Section 3.04, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject,  however, to the terms, covenants and conditions hereinafter set forth.

Section 3.02 Delivery of the Pledged Collateral.  Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, any and all Pledged Stock and any and all Pledged Debt Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

(a) Each Pledgor will cause any Material Pledged Debt Securities owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent for the ratable benefit of the Secured Parties, pursuant to the terms hereof.  To the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Collateral Agent, to immediately demand payment thereunder upon an Event of Default specified under Sections 7.01(b), (c), (f), (h) or (i) of the Credit Agreement.

(b) Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property composing part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents (including issuer acknowledgments in respect of uncertificated securities) as the Collateral Agent may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

Section 3.03 Representations, Warranties and Covenants.  The Pledgors, jointly and severally, represent, warrant and covenant to and with the Collateral Agent, for the ratable benefit of the Secured Parties, that:

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(a) Schedule II correctly sets forth as of the Closing Date the (x) name and jurisdiction of each issuer of, and the ownership interest (including percentage owned and number of shares or units) of each Pledgor in, the Pledged Stock and (y) amount and obligor under the Material Pledged Debt Securities;

(b) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a Subsidiary of the Domestic Borrower or an Affiliate of any such Subsidiary, to each Pledgor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a Subsidiary of the Domestic Borrower or an Affiliate of any such Subsidiary, to each Pledgor’s knowledge) are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each Pledgor is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor, holds the same free and clear of all Liens, other than Liens permitted under Section 6.02 of the Credit Agreement, will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Liens permitted under Section 6.02 of the Credit Agreement and subject to the rights of such Pledgor under the Loan Documents to dispose of Pledged Collateral, will defend its title or interest hereto or therein against any and all Liens (other than Liens permitted under Section 6.02 of the Credit Agreement), however arising, of all persons;

(d) except for restrictions and limitations imposed by the Loan Documents, securities laws generally, the laws of any applicable foreign jurisdiction (with respect to Pledged Collateral pledged after the Closing Date) or otherwise permitted to exist pursuant to the terms of the Credit Agreement, (i) the Pledged Collateral is and will continue to be freely transferable and assignable and (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) except for consents or approvals required by laws of any applicable foreign jurisdiction (with respect to Pledged Collateral pledged after the Closing Date), no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Pledgors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent, for the ratable benefit of the

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Secured Parties, in accordance with this Agreement, the Collateral Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Guaranteed Obligations under the New York UCC, except, in the case of Pledged Securities delivered after the Closing Date, as provided by the laws of any applicable foreign jurisdiction and subject to Liens permitted by the Credit Agreement; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Pledgors in the Pledged Collateral as set forth herein, except as provided by the laws of any applicable foreign jurisdiction (with respect to Pledged Collateral pledged after the Closing Date).

Section 3.04 Certification of Limited Liability Company and Limited Partnership Interests.  Except as provided by the laws of any applicable foreign jurisdiction, each interest in any limited liability company or limited partnership controlled by any Loan Party and pledged hereunder shall be represented by a certificate, shall to the extent permitted by applicable laws be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC; provided,  however, in the case of the limited liability company interests set forth on Schedule IV, the Domestic Borrower shall cause such interests to be represented by a certificate, to be a “security” within the meaning of Article 8 of the New York UCC and to be governed by Article 8 of the New York UCC, in each case not distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent).

(a) Upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Agent to the relevant Pledgors of the Collateral Agent’s intention to exercise its rights hereunder, except as provided by the laws of any applicable foreign jurisdiction, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.04 shall cease, and all such rights shall thereupon become vested, for the ratable benefit of the Secured Parties, in the Collateral Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.04 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent).  Any and all money and other property paid over to or received by the Collateral Agent pursuant

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to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02.  After all Events of Default have been cured or waived and the Domestic Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.04 and that remain in such account.

(b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Agent to the relevant Pledgors of the Collateral Agent’s intention to exercise its rights hereunder, except as provided by the laws of any applicable foreign jurisdiction, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.04, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.04, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the ratable benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights.

After all Events of Default have been cured or waived and the Domestic Borrower has delivered to the Collateral Agent a certificate to that effect, each Pledgor shall have the right to exercise the voting and/or consensual rights and powers that such Pledgor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

ARTICLE IV

SECURITY INTERESTS IN PERSONAL PROPERTY

Section 4.01 Security Interest.  As security for the payment or performance, as the case may be, in full of the Guaranteed Obligations, each Guarantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Guarantor or in which such Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;
(ii) all Chattel Paper;
(iii) all cash and Deposit Accounts;
(iv) all Documents;
(v) all Equipment;

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(vi) all Fixtures;
(vii) all General Intangibles;
(viii) all Instruments;
(ix) all Inventory;
(x) all Investment Property;
(xi) all Letter-of-Credit Rights;
(xii) all Commercial Tort Claims;
(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all proceeds, supporting obligations and products of any and all of the foregoing and all collateral given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest (other than the grant of security interest in the Pledged Stock pursuant to Section 3.01) in, and “Article 9 Collateral” shall not include, (a) any Equity Interests of any Person (except for Equity Interests of any Material Subsidiary listed on Schedule VI hereto as such schedule may be updated from time to time, that can be perfected upon the filing of a financing statement), (b) any Material Pledged Debt Securities or any debt securities that may be pledged pursuant to any foreign pledge agreement under the terms of the Credit Agreement, (c) any assets of any Subsidiary to the extent that, as of the Closing Date, and for so long as, a pledge of such assets would violate a contractual obligation binding on such assets or such Subsidiary, (d) any assets of any Subsidiary acquired after the Closing Date in accordance with the Credit Agreement if, and to the extent that, and for so long as (1) pledging such assets would violate applicable law or a contractual obligation binding on such assets or such Subsidiary and (2) such law or obligation existed at the time of the acquisition thereof or (e) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that, upon the reasonable request of the Collateral Agent, Domestic Borrower shall, and shall cause any applicable Subsidiary to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (c) and (d) above, other than those set forth in a joint venture agreement to which any Subsidiary is a party ..

(c) Each Guarantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings), continuation statements, or other filings and recordings, with respect to the Article 9 Collateral and any other collateral pledged hereunder or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, or such other information as may be required under applicable law including (i)

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whether such Guarantor is an organization, the type of organization and any organizational identification number issued to such Guarantor, (ii) in the case of Fixtures, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral or other collateral granted under this Agreement, including describing such property as “all assets” or “all property”.  Each Guarantor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Guarantor, without the signature of any Guarantor, and naming any Guarantor or the Guarantors as debtors and the Collateral Agent as secured party.

(d) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Guarantor with respect to or arising out of the Article 9 Collateral.

Section 4.02 Representations and Warranties. The Guarantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Guarantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Guarantor, is correct and complete, in all material respects, as of the Closing Date.  Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in the Perfection Certificate (or specified by notice from the Domestic Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political

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subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments.  Each Guarantor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof which form shall be reasonably acceptable to the Collateral Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and reasonably requested by the Collateral Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Guaranteed Obligations under the New York UCC, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.  The Security Interest is not subject to any prior ranking or pari passu ranking Lien and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or arising by operation of law.

(d) The Article 9 Collateral is owned by the Guarantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or arising by operation of law.  None of the Guarantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous

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document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(e) None of the Guarantors holds any Commercial Tort Claim individually in excess of $10,000,000 as of the Closing Date except as indicated on Schedule V hereto, as such schedule may be updated or supplemented from time to time.

(f) All Accounts have been originated by the Guarantors and all Inventory has been acquired by the Guarantors in the ordinary course of business.
(g) As to itself and its Intellectual Property, except to the extent not reasonably expected to have a Material Adverse Effect:

(i) The operation of such Guarantor’s business as currently conducted and the use of the Intellectual Property in connection therewith do not infringe, misappropriate or otherwise violate the intellectual property rights of any third party.

(ii) Such Guarantor owns or has the right to use the Intellectual Property.

(iii) The Intellectual Property set forth on Schedule III hereto includes all of the patents, patent applications, domain names, trademark registrations and applications and copyright registrations and applications owned by such Guarantor.

(iv) The Intellectual Property is subsisting and has not been adjudged invalid or unenforceable in whole or part.

Section 4.03 Covenants.  Each Guarantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization.  Each Guarantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence.  Each Guarantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the ratable benefit of the Secured Parties.  Each Guarantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Guarantor is damaged or destroyed.

Subject to the rights of such Guarantor under the Loan Documents to dispose of Collateral, each Guarantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

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(a) Each Guarantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $10,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Guarantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Guarantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents, Trademarks or EP Agreements; provided that any Guarantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Guarantor hereunder with respect to such Article 9 Collateral.  Each Guarantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.

(b) After the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification.  The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(c) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Guarantor fails to do so as required by the Credit Agreement or this Agreement, and each Guarantor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided,  however, that nothing in this Section 4.03(d) shall be interpreted as excusing any Guarantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Guarantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

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(d) Each Guarantor (rather than the Collateral Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Guarantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(e) None of the Guarantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement.  None of the Guarantors shall make or permit to be made any transfer of the Article 9 Collateral and each Guarantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(f) None of the Guarantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices or as otherwise permitted by the Credit Agreement.

(g) Each Guarantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Guarantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance covering the Article 9 Collateral, endorsing the name of such Guarantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that any Guarantor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Guarantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable.  All sums disbursed by the Collateral Agent in connection with this Section 4.03(h), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Guarantors to the Collateral Agent and shall be additional Guaranteed Obligations secured hereby.

Section 4.04 Other Actions.  In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the ratable benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Guarantor agrees, in each case at such Guarantor’s own expense, to take the following actions with, respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper.  If any Guarantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess

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of $10,000,000, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Cash Accounts. No Guarantor shall grant control of any deposit account to any Person other than the Collateral Agent and the bank with which the deposit account is maintained.

(c) Investment Property.  Except to the extent otherwise provided in Article III, if any Guarantor shall at any time hold or acquire any certificated security, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify.  If any security now or hereafter acquired by any Guarantor that is part of the Article 9 Collateral is uncertificated and is issued to such Guarantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s reasonable request and following the occurrence of an Event of Default, such Guarantor shall promptly notify the Collateral Agent of such uncertificated securities and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such security, without further consent of any Guarantor or such nominee, or (ii) cause the issuer to register the Collateral Agent as the registered owner of such security.  If any security or other Investment Property that is part of the Article 9 Collateral, whether certificated or uncertificated, representing an Equity Interest in a third party and having a fair market value in excess of $10,000,000 now or hereafter acquired by any Guarantor is held by such Guarantor or its nominee through a securities intermediary or commodity intermediary, such Guarantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to a Control Agreement either (A) cause such securities intermediary or commodity intermediary, as applicable, to agree, in the case of a securities intermediary, to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other Investment Property or, in the case of a commodity intermediary, to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Guarantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, for the ratable benefit of the Secured Parties, with such Guarantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property.  The Collateral Agent agrees with each of the Guarantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Guarantor, unless an Event of Default has occurred and is continuing or, after giving effect to any such withdrawal or dealing rights, would occur.  The provisions of this paragraph (c) shall not apply to any Financial Assets credited to a securities account for which the Collateral Agent is the securities intermediary.

(d) Tort Claims.  If any Guarantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $10,000,000, such

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Guarantor shall promptly notify the Collateral Agent thereof in a writing signed by such Guarantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

Section 4.05 Covenants Regarding Patent, Trademark and Copyright Collateral.  Each Guarantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the normal conduct of such Guarantor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(a) Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each material Trademark necessary to the normal conduct of such Guarantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark consistent with the quality of such products and services as of the date hereof, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(b) Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Guarantor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(c) Each Guarantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Guarantor’s business may imminently become abandoned, lost or dedicated to the public other than by expiration, or of any materially adverse determination or development, excluding office actions and similar determinations in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Guarantor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(d) Each Guarantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on a semi-annual basis of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding six-month period, and (ii) upon the reasonable request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

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(e) Each Guarantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Guarantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright in each case that is material to the normal conduct of such Guarantor’s business, including, when applicable and necessary in such Guarantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Guarantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(f) In the event that any Guarantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Guarantor shall promptly notify the Collateral Agent and shall, if such Guarantor deems it necessary in its reasonable business judgment, promptly contact such third party, and if necessary in its reasonable business judgment, sue and recover damages, and take such other actions as are reasonably appropriate under the circumstances.

(g) Upon and during the continuance of an Event of Default, each Guarantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each IP Agreement to effect the assignment of all such Guarantor’s right, title and interest thereunder to (in the Collateral Agent’s sole discretion) the designee of the Collateral Agent or the Collateral Agent.

ARTICLE V

REMEDIES

Section 5.01 Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Guarantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law.  Without limiting the generality

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of the foregoing, each Pledgor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof.  Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Pledgors 10 Business Days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Pledgor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof

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subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Guaranteed Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 5.02 Application of Proceeds.  The Collateral Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Guaranteed Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Guaranteed Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Guaranteed Obligations owed to them on the date of any such distribution); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 5.03 Grant of License To Use Intellectual Property.  For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Guarantor hereby grants to (in the Collateral Agent’s sole discretion) a designee of the Collateral Agent or the Collateral Agent, for the ratable benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Guarantor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual

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Property (excluding Trademarks) now owned or hereafter acquired by such Guarantor, wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all intellectual property and the right to sue for past infringement of the intellectual property.  The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Guarantors notwithstanding any subsequent cure of an Event of Default.

Section 5.04 Securities Act, etc.  In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder.  Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale.  Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

Section 5.05 Registration, etc.  Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral.  Each Pledgor further

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agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein.  Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations.  Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05.  Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

ARTICLE VI

INDEMNITY, SUBROGATION AND SUBORDINATION

Section 6.01 Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Domestic Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any Obligation of the Domestic Borrower, the Domestic Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation of the Domestic Borrower, the Domestic Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

Section 6.02 Contribution and Subrogation.  Each Guarantor (other than the Domestic Borrower) (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor (other than the Domestic Borrower) hereunder in respect of any Guaranteed Obligation or assets of any other Guarantor (other than the Domestic Borrower) shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Domestic Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such

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Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section7.15, the date of the supplement hereto executed and delivered by such Guarantor).  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

Section 6.03 Subordination.  Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation of the Pledgor under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations.  No failure on the part of the Domestic Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(a) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any Domestic Subsidiary Loan Party shall be given to it in care of the Domestic Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

Section 7.02 Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Guaranteed Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Guaranteed Obligations or this Agreement.

Section 7.03 Binding Effect; Several Agreement.  This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such

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party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

Section 7.04 Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

Section 7.05 Collateral Agent’s Fees and Expenses; Indemnification.  The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(a) The Parties hereto agree that the Collateral Agent shall be entitled to indemnification as provided in Section 9.05 of the Credit Agreement.

(b) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured hereby and by the other Security Documents.  The provisions of this Section 7.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 7.05 shall be payable on written demand therefor.

Section 7.06 Collateral Agent Appointed Attorney-in-Fact.  Each Pledgor hereby appoints the Collateral Agent as the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading

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relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Guarantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

Section 7.07 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.08 Waivers; Amendment.  No failure or delay by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of the Administrative Agent, the Collateral Agent, any Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(a) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver,

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amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

Section 7.09 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

Section 7.010 Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.011 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.03.  Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

Section 7.012 Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.013 Jurisdiction; Consent to Service of Process.  Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have

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to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor, or its properties, in the courts of any jurisdiction.

(a) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 7.014 Termination or Release.  This Agreement, the guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C Exposure has been reduced to zero and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

(a) A Domestic Subsidiary Loan Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Domestic Subsidiary Loan Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Domestic Subsidiary Loan Party ceases to be a Subsidiary of the Domestic Borrower pursuant to the terms of the Credit Agreement.

(b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a Pledgor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(c) If any security interest granted hereby in any Collateral violates Section 9.23 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 7.14, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense all documents that such Pledgor shall reasonably request to evidence such termination or release and shall assist such Pledgor in making any filing in connection therewith.  Any execution and delivery of documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent.

Section 7.015 Additional Subsidiaries.  Upon execution and delivery by the Collateral Agent and any Domestic Subsidiary Loan Party that is required to become a party hereto by Section 5.10 of the Credit Agreement of an instrument substantially in the form of Exhibit I hereto with such changes and modifications thereto as may be required by the laws of any applicable foreign jurisdiction, such Domestic Subsidiary Loan Party shall become a Domestic Subsidiary Loan Party hereunder with the same force and effect as if originally named as a Domestic Subsidiary Loan Party herein.  The execution and delivery of any such instrument shall

31

not require the consent of any other party to this Agreement.  The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

Section 7.016 Right of Set-off.  If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank to or for the credit or the account of any Pledgor to this Agreement against any of and all the obligations of such Pledgor now or hereafter existing under this Agreement owed to such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under this Section 7.16 are in addition to other rights and remedies (including other rights of set-off) that such Lender or such Issuing Bank may have.

Section 7.017 Credit Agreement. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

DRESSER-RAND GROUP INC., as Domestic Borrower, Guarantor and Pledgor (in each capacity)

By:

Name:

Title:

DRESSER-RAND COMPANY, as a Guarantor and Domestic Subsidiary Loan Party (in each capacity)

By:

Name:

Title:

DRESSER-RAND LLC, as a Guarantor and Domestic Subsidiary Loan Party (in each capacity)

1

By:

Name:

Title:

D-R STEAM LLC, as a Guarantor and Domestic Subsidiary Loan Party (in each capacity)

By:

Name:

Title:

DRESSER-RAND POWER LLC, as a Guarantor and Domestic Subsidiary Loan Party (in each capacity)

By:

Name:

Title:

DRESSER-RAND GLOBAL SERVICES, INC., as a Guarantor and Domestic Subsidiary Loan Party (in each capacity)

By:

Name:

Title:

DR ACQUISITION LLC, as a Guarantor and Domestic Subsidiary Loan Party (in each capacity)

By:

Name:

Title:

2

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:

Name:

Title:

3

EXHIBIT F

RESERVE COSTS FOR MANDATORY COSTS RATE

1.Definitions

In this Exhibit F:

“Act” means the Bank of England Act of 1998.

The terms “eligible liabilities” and “special deposits” have the meanings ascribed to them by the Bank of England, on the day of the application of the formula.

“Fees Regulations” means the then‑current rules on periodic fees in the Supervision Manual of the FSA Handbook.

“FSA” means the Financial Services Authority.

“tariff base” has the meaning ascribed to it for the purposes of, and shall be calculated in accordance with, the Fees Regulations.

Any reference to a provision of any statute, directive, order or regulation herein is a reference to that provision as amended or re‑enacted from time to time.  Capitalized terms used but not defined in this Exhibit F shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of September 30, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.

2.Calculation of the Mandatory Costs Rate

The Mandatory Costs Rate is an addition to the interest rate on each Eurocurrency Loan or any other sum on which interest is to be calculated to compensate the Lenders for the cost attributable to Eurocurrency Loan or such sum resulting from the imposition from time to time under or pursuant to the Act and/or by the Bank of England and/or the FSA (or other United Kingdom governmental authorities or agencies) of a requirement to place non‑interest bearing or special deposits (whether interest bearing or not) with the Bank of England and/or pay fees to the FSA calculated by reference to the liabilities used to fund the relevant Eurocurrency Loan or such sum.

The “Mandatory Costs Rate” will be the rate determined by the applicable Lender] to be equal to the rate (rounded upward, if necessary, to the next higher 1/100 of 1%) resulting from the application of the following formula:

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in relation to a sterling Loan:

AB + C(B-D) +  E x 0.01
      100-(A+C)

           in relation to a Loan in any currency other than sterling:

E x 0.01

where on the day of application of the formula:

Ais the percentage of that Lender’s eligible liabilities (in excess of any stated minimum) that the Bank of England requires it to hold in a non‑interest‑bearing deposit account in accordance with its cash ratio requirements;

Bis the rate of interest (exclusive of the Applicable Margin and Mandatory Costs Rate) payable on that day on the related Eurocurrency Loan or unpaid sum pursuant to this Agreement;

Cis the level of interest‑bearing special deposits, expressed as a percentage of eligible liabilities, which that Lender is required to maintain by the Bank of England (or other United Kingdom governmental authorities or agencies);

Dis the percentage rate per annum payable by the Bank of England on special deposits; and

Eis the rate of charge payable by JPMorgan Chase Bank, N.A. to the FSA pursuant to the Fees Regulations and expressed in pounds per £1 million of the tariff base of JPMorgan Chase Bank, N.A.;

(A, B, C and D are to be expressed in the formula as numbers and not as percentages.  A negative result obtained from subtracting D from L shall be counted as zero.  )

The Mandatory Costs Rate attributable to a Eurocurrency Loan or other sum for any period shall be calculated at or about 11:00 A.M. (London time) on the first day of such period for the duration of such period.

The determination of Mandatory Costs Rate by the Applicable Agent in relation to any period shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

The Administrative Agent shall have no liability to any party to the Credit Agreement for any calculation under this Exhibit F (or any resulting under‑ or over‑compensation of any Lender)

2

3.Change of Requirements

The Administrative Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all parties any amendments which are required to be made to this Exhibit in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the FSA or the European Central bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties.

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EXHIBIT G

[FORM OF]
SOLVENCY CERTIFICATE OF DRESSER-RAND GROUP INC.

SOLVENCY CERTIFICATE

September 30, 2013

This Solvency Certificate (this “Certificate”) is being delivered pursuant to Section 4.02(h) of that certain Amended and Restated Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among Dresser-Rand Group Inc., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto (together with the Domestic Borrower, the “Borrowers”), the Lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent for the Lenders.  Capitalized terms used in this Certificate that are not otherwise defined in this Certificate shall have the meanings set forth in the Credit Agreement.

Robert J. Saltarelli, Vice President and Treasurer and a Responsible Officer of the Domestic Borrower, hereby certifies to the Lenders and the Agents, on behalf of each of the Borrowers, that as of the date of this Certificate:

1.Immediately after giving effect to the Transactions and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan on the date hereof, (a) the fair value of the assets of each Borrower and its Subsidiaries on a consolidated basis at a fair valuation will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of each Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the property of each Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of each Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Borrower and its Subsidiaries on a consolidated basis are able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Borrower and its Subsidiaries on a consolidated basis do not have unreasonably small capital with which to conduct the business in which they are engaged, as such businesses are now conducted and are proposed to be conducted following the Closing Date.

2.None of the Borrowers believes that it or any of its Subsidiaries will incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any Subsidiary, and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

[Signature page follows.]

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IN WITNESS WHEREOF, I have hereunto set my hand as of the date first written above.

DRESSER-RAND GROUP INC.,

as Domestic Borrower

By:_________________________________

Name:Robert J. Saltarelli

Title:Vice President and Treasurer

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EXHIBIT H

[FORM OF]
CREDIT AGREEMENT SUPPLEMENT

[DATE]

To each of the Lenders and Issuing Banks

 under the Credit Agreement referred to below

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of September 30, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.  Terms defined in the Credit Agreement are used herein with the same meaning.

[NAME AND JURISDICTION OF INCORPORATION OF ADDITIONAL BORROWER] (the “Additional Borrower”), in consideration of the agreement of each Lender to extend credit to it from time to time under, and on the terms and conditions set forth in, the Credit Agreement does hereby assume each of the obligations imposed upon an Additional Borrower under the Credit Agreement and agrees to be bound by all of the terms and conditions of the Credit Agreement.

The Additional Borrower hereby agrees as follows:

1.The Additional Borrower hereby agrees, as of the date first above written, to be bound as a Foreign Borrower by all of the terms and conditions of the Credit Agreement to the same extent as each of the other Foreign Borrowers as if it had been a party thereto as a Foreign Borrower.  The Additional Borrower further agrees, as of the date first above written, that each reference in the Credit Agreement to a “Foreign Borrower” or a “Loan Party” shall, as and where the context requires also mean and be a reference to the Additional Borrower, and each reference in any other Loan Document to a “Foreign Borrower” or a “Loan Party” shall also mean, as and where the context requires and be a reference to the Additional Borrower.

2.The Additional Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders that the representations and warranties contained in each Loan Document are correct on and as of the date hereof as though made on and as of such date other than any such representations and warranties that, by their terms, refer to a date other than the date hereof, in which case as of such specific date.

1

3Pursuant to the terms of the Credit Agreement, the Administrative Agent hereby indicates its approval.

4.(a)This supplement to the Credit Agreement (this “Credit Agreement Supplement”) shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

(b)The Additional Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Credit Agreement Supplement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  The Additional Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Additional Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement.  The Additional Borrower hereby further agrees that service of process in any such action or proceeding brought in any such New York state court or in any such federal court may be made upon the Domestic Borrower at its address specified in Section 9.01(a) of the Credit Agreement, and the Additional Borrower hereby irrevocably appoints the Domestic Borrower as its authorized agent (the “Process Agent”) to accept such service of process, and hereby irrevocably agrees that the failure of the Domestic Borrower to give any notice of such service to the Additional Borrower shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Credit Agreement Supplement shall affect any right that any Lender or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Credit Agreement Supplement or the other Loan Documents against any Borrower or any Loan Party or their properties in the courts of any jurisdiction.

(c)The Additional Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Credit Agreement Supplement or the other Loan Documents in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

5.EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS CREDIT AGREEMENT SUPPLEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

2

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT SUPPLEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

Very truly yours,

[NAME OF ADDITIONAL BORROWER]

By

Name:

Title:

Address:

Accepted and Agreed with respect to its appointment as Process Agent, as set forth in paragraph 4(b):

[NAME OF DOMESTIC BORROWER]

By

Name:

Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By

Name:

Title:

3

CONSENT

Dated as of _______________, 20__

The undersigned, _________________________, a _______________ corporation, as Guarantor under the Amended and Restated Domestic Guarantee and Collateral Agreement dated September 30, 2013 (the “Domestic Guarantee and Collateral Agreement”) in favor of the Collateral Agent and the Secured Parties under the Credit Agreement referred to in the foregoing Credit Agreement Supplement, hereby consents to such Credit Agreement Supplement and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Credit Agreement Supplement, the Domestic Guarantee and Collateral Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Credit Agreement Supplement, each reference in the Domestic Guarantee and Collateral Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as supplemented by such Credit Agreement Supplement, and (b) the Domestic Guarantee and Collateral Agreement to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (in each case, as defined therein).

[NAME OF GUARANTORS]

By

Name:

Title:

4

EXHIBIT I

FORM OF TERM FACILITY NOTE

$_______________Dated:  [ ]

FOR VALUE RECEIVED, the undersigned, DRESSER-RAND GROUP, INC., a Delaware corporation (the “Domestic Borrower”), HEREBY PROMISES TO PAY to the order of [NAME OF LENDER] (the “Lender”) or its registered assigns for the account of its applicable lending office the aggregate principal amount of the Term Facility Loans (as defined below) owing to the Lender by the Domestic Borrower pursuant to the Amended and Restated Credit Agreement dated as of September 30, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.

The Domestic Borrower promises to pay to the Lender or its registered assigns interest on the unpaid principal amount of each Term Facility Loan owing to the Lender from the date of such Term Facility Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America (except for Term Facility Loans denominated in any Foreign Currency, the principal and interest on which shall be paid in such Foreign Currency) to JPMorgan Chase Bank, N.A., as Administrative Agent, at 10 South Dearborn, 7th Floor, Chicago, IL, 60603 in immediately available funds.  Each Term Facility Loan owing to the Lender by the Domestic Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (the “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Domestic Borrower under this Promissory Note.

This Promissory Note is one of the promissory notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (i) provides for the making of loans (the “Term Facility Loans”) by the Lender to or for the benefit of the Domestic Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Domestic Borrower resulting from each such Term Facility Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.  The obligations of the Domestic Borrower

1

under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

The Domestic Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  The Domestic Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to Domestic Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement.  The Domestic Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Promissory Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Promissory Note or the other Loan Documents against any Borrower or any Loan Party or their properties in the courts of any jurisdiction.

The Domestic Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents in any New York State or federal court.  The Domestic Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

2

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

DRESSER-RAND GROUP, INC.

By______________________________

Title:

3

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Loans	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

4

EXHIBIT J

FORM OF REVOLVING FACILITY NOTE

$_______________Dated:  [ ]

FOR VALUE RECEIVED, the undersigned, [DRESSER-RAND GROUP, INC., a Delaware corporation (the “Domestic Borrower”)], HEREBY PROMISES TO PAY to the order of [NAME OF LENDER] (the “Lender”) or its registered assigns for the account of its applicable lending office the aggregate principal amount of the Revolving Facility Loans (as defined below) owing to the Lender by the Domestic Borrower pursuant to the Amended and Restated Credit Agreement dated as of September 30, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.

The Domestic Borrower promises to pay to the Lender or its registered assigns interest on the unpaid principal amount of each Revolving Facility Loan owing to the Lender from the date of such Revolving Facility Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America (except for Revolving Facility Loans denominated in any Foreign Currency, the principal and interest on which shall be paid in such Foreign Currency) to JPMorgan Chase Bank, N.A., as Administrative Agent, at 10 South Dearborn, 7th Floor, Chicago, IL, 60603 in immediately available funds.  Each Revolving Facility Loan owing to the Lender by the Domestic Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (the “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Domestic Borrower under this Promissory Note.

This Promissory Note is one of the promissory notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (i) provides for the making of loans (the “Revolving Facility Loans”) by the Lender to or for the benefit of the Domestic Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Domestic Borrower resulting from each such Revolving Facility Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.  The obligations of the

1

Domestic Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

The Domestic Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  The Domestic Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to Domestic Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement.  The Domestic Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Promissory Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Promissory Note or the other Loan Documents against any Borrower or any Loan Party or their properties in the courts of any jurisdiction.

The Domestic Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents in any New York State or federal court.  The Domestic Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

[DRESSER-RAND GROUP, INC.

By______________________________

Title:]

3

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Loans	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

4

EXHIBIT K

FORM OF EURO REVOLVING FACILITY NOTE

€_______________Dated: [ ]

FOR VALUE RECEIVED, the undersigned, GRUPO GUASCOR, S.L., a sociedad limitada organized under the laws of Spain (the “Spanish Borrower”), HEREBY PROMISES TO PAY to the order of [NAME OF LENDER] (the “Lender”) or its registered assigns for the account of its applicable lending office the aggregate principal amount of the Euro Revolving Facility Loans (as defined below) owing to the Lender by the Spanish Borrower pursuant to the Amended and Restated Credit Agreement dated as of September 30, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DRESSER-RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”), the Foreign Borrowers party thereto from time to time (together with the Domestic Borrower, the “Borrowers”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the other agents party thereto.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.

The Spanish Borrower promises to pay to the Lender or its registered assigns interest on the unpaid principal amount of each Euro Revolving Facility Loan owing to the Lender from the date of such Euro Revolving Facility Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in Euros to JPMorgan Chase Bank, N.A., as Administrative Agent, at 10 South Dearborn, 7th Floor, Chicago, IL, 60603 in immediately available funds.  Each Euro Revolving Facility Loan owing to the Lender by the Spanish Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (the “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Spanish Borrower under this Promissory Note.

This Promissory Note is one of the promissory notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (i) provides for the making of loans (the “Euro Revolving Facility Loans”) by the Lender to or for the benefit of the Spanish Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Euro amount first above mentioned, the indebtedness of the Spanish Borrower resulting from each such Euro Revolving Facility Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.  The obligations of the Spanish Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

The Spanish Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  The Spanish Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to Spanish Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement.  The Spanish Borrower hereby further agrees that service of process in any such action or proceeding brought in any such New York state court or in any such federal court may be made upon the Domestic Borrower at its address specified in Section 9.01(a) of the Credit Agreement, and the Spanish Borrower hereby irrevocably appoints the Domestic Borrower as its authorized agent to accept such service of process, and hereby irrevocably agrees that the failure of the Domestic Borrower to give any notice of such service to the Spanish Borrower shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.  The Spanish Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Promissory Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Promissory Note or the other Loan Documents against any Borrower or any Loan Party or their properties in the courts of any jurisdiction.

The Spanish Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents in any New York State or federal court.  The Spanish Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

GRUPO GUASCOR, S.L.

By:______________________________

Name:

Title:

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Loans	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

ARTICLE III.

ARTICLE II.

ARTICLE I.